[LOGO OF GALAXY FUNDS APPEARS HERE]


[PHOTO APPEARS HERE]
--------------------------------------------------------------------------------
Money Market Funds Report
--------------------------------------------------------------------------------


Money Market Fund . Government Fund . Tax-Exempt Fund .
U.S. Treasury Fund . Connecticut Municipal Money Market Fund .
Massachusetts Municipal Money Market Fund


--------------------
 Annual
 Report

 For the Year Ended
 October 31, 1996
--------------------

Chairman's Message
------------------


Dear Shareholder:

     Enclosed is your annual report for the Galaxy Money Market Funds for the 12 months ended October 31, 1996. Included are a Market Overview, which explains the primary economic and market factors affecting money market yields during that time, as well as Portfolio Reviews that show how Fleet Investment Advisors managed each of the Funds to make the most of these conditions.

     In the past year money market yields grew more volatile -- reversing course as investors changed their views of the economy, inflation and interest rates. Such uncertainty caused similar fluctuations in stock and bond prices. Toward the end of the period, investors seemed hopeful that economic growth and inflation would remain moderate and interest rates would become more stable.

     Such an environment shows why it may be important to keep your investments well diversified and why money market funds may represent an integral part of your asset allocation strategy. Because different types of investments often move in different directions, diversifying among several asset classes helps to smooth out returns over time. Keeping some of your portfolio in money market funds, and other liquid assets may help you meet your short-term financial goals despite potential near-term volatility in stock and bond investments.

     To stay on track, you may want to "rebalance" your portfolio each year. This is particularly true in a year like the one just past, when market changes were substantial. As investment classes within your portfolio gain in value, you can maintain a diversified portfolio by reinvesting those gains in other asset classes, which may have declined in value or stayed the same, in accordance with your long-term allocation strategy.

     We hope you find the following report helpful as you review your investment mix. If you have questions about the material it contains, or need information on any of the Galaxy Funds, please call the Galaxy Service Center at 800-628-0414.


Sincerely,

/s/ Dwight E. Vicks, Jr.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees



Mutual Funds:

 . are not bank deposits

 . are not FDIC insured

 . are not obligations of Fleet Bank

 . are not guaranteed by Fleet Bank

 . are subject to investment risk including possible loss of principal amount invested

Market Overview
---------------


Money Market Overview

By Fleet Investment Advisors Inc.

     In the past year, investors were often uncertain about where the economy and interest rates were headed. When the economy seemed to strengthen, investors looked for the Federal Reserve (the "Fed") to stem future inflation by raising interest rates. On signs of steady inflation and slower growth, investors looked for interest rates to fall.

    Yields for money market instruments changed direction frequently in the past year. By anticipating these changes and making the most of higher yields, the Galaxy Money Market Funds earn competitive returns for the 12 months ended October 31, 1996.

A Changing Economic Outlook

    When the period began, economic growth was relatively slow. The gross domestic product ("GDP"), which measures U.S. goods and services, grew at an annualized rate of 0.3% in the fourth quarter of 1995 -- down from a third-quarter annualized rate of 3.8%. Yields on fixed-income securities fell during this time, on expectations that the Fed would spur the economy by cutting interest rates.

    In mid-December, the Fed reduced its Fed Funds rate from 5.75% to 5.5%. As investors waited for further rate cuts, and for legislation to balance the federal budget, money market yields continued to fall. By the end of December, the yield for three-month Treasury bills had dropped to 5% -- down from 5.5% at the end of October.

    With evidence of further economic weakening in February of 1996, the Fed cut the Fed Funds rate to 5.25%. Although a stalemate in federal budget talks caused a brief rise in yields, yields generally moved lower.

    Later in the quarter, unexpectedly strong employment reports caused investors to worry that the economy was growing fast enough for higher inflation, causing interest rates to rise. As GDP growth accelerated to annualized rates of 2.0% in the first quarter of 1996 and 4.7% in the second quarter, money market yields became more volatile.

    Volatility increased in the third quarter of 1996. Although GDP growth slowed to an annualized rate of 2.0%, and inflation was stable, investors remained uncertain due to seemingly mixed messages from other economic indicators. Between July and October, the yields for three-month Treasuries fluctuated between 5.01% and 5.26%. At the end of October three-month Treasuries were yielding 5.15%.


Responding to Changes in Yields

    During the year we tried to maximize returns for the Galaxy Money Market Funds by adjusting the maturities of their investments. We kept the average maturities of their portfolios short when we expected yields to rise, so we could move into higher yielding investments more quickly. We added longer-term investments when we expected yields to fall so we could lock in higher yields for a longer period of time.

"With evidence of further economic weakening in February of 1996, the Fed cut the Fed Funds rate to 5.25%. Although a stalemate in federal budget talks caused a brief rise in yields, yields generally moved lower."

Market Overview
---------------

Performance At-A-Glance As of October 31, 1996


                                     Retail   Trust
                                     Shares   Shares
                                     -------  ------
Galaxy Money Market Fund
   7-day average yield.............   4.62%    4.84%
   30-day average yield............   4.63%    4.84%

Galaxy Government Fund
   7-day average yield.............   4.58%    4.80%
   30-day average yield............   4.57%    4.80%

Galaxy Tax-Exempt Fund
   7-day average yield.............   2.81%    2.95%
   30-day average yield............   2.78%    2.92%

Galaxy U.S. Treasury Fund
   7-day average yield.............   4.49%    4.66%
   30-day average yield............   4.49%    4.65%

Galaxy Connecticut Municipal
Money Market Fund
   7-day average yield.............    2.84%
   30-day average yield............    2.74%

Galaxy Massachusetts Municipal
Money Market Fund
   7-day average yield.............    2.83%
   30-day average yield............    2.74%

Investments in the Galaxy Money Market Funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Yields are historical and will vary with market performance. Past performance is no guarantee of future results.

Trust Shares were first issued on November 1, 1994.

Retail Shares are currently charged an annualized shareholder servicing fee of 0.10% of average daily net assets (See Note 3 in the Notes to Financial Statements).

        As yields fluctuated, spreads between yields for U.S. Treasury securities and other instruments fluctuated. Where possible, we took advantage of attractive yield opportunities in commercial paper and issues of U.S. government agencies.

        As always, we kept the Funds' portfolios well diversified by issuers, asset mix and maturity dates. This helped us take further advantage of a changing money market environment.

Slower Growth to Come

        Increasingly, it appears that economic growth is slowing. If current trends continue, Fleet Investment Advisors believes GDP will track at an annualized rate near 2% into 1997. This should keep the annual rate of inflation near a moderate 3%.

        Although unexpected spikes in growth or inflation could cause the Fed to raise interest rates modestly, we expect rates to remain at current levels or move slightly lower. Money market yields should be more stable in this environment.

        Because investors may still worry about inflation in the months ahead, and money market yields may move temporarily higher, we will keep the average maturities of the Galaxy Money Market Funds near those of comparable money market funds with similar investment objectives. Meanwhile, we will continue to look for attractive opportunities in selected issues with longer maturities.

"Where possible, we took advantage of attractive yield opportunities in commercial paper and issues of U.S. government agencies".

Portfolio Reviews
-----------------


Galaxy Taxable Money Market Funds

By Karen Arneil and
Thomas DeMarco
Portfolio Managers

        In the past year, fluctuations in money market yields brought many opportunities for the Galaxy Taxable Money Market Funds -- which include the Galaxy Money Market Fund, the Galaxy Government Fund, and the Galaxy U.S. Treasury Fund. By changing the mix of investments and maturities in the Funds to make the most of higher yields and widening spreads, we helped the Funds earn returns for the 12 months ended October 31, 1996 that compared favorably with returns for other funds with similar investment objectives.
        During the period, Trust and Retail A Shares of the Galaxy Money Market Fund earned total returns of 5.00% and 4.78%, respectively, versus 4.86% for money market funds tracked by Lipper Analytical Services ("Lipper"). Trust and Retail A Shares of the Galaxy Government Fund had total returns of 4.95% and 4.72%, respectively, during the period, versus 4.81% for U.S. Government money market funds tracked by Lipper. Over the same time, Trust and Retail A Shares of the Galaxy U.S. Treasury Fund earned total returns of 4.80% and 4.63%, respectively, versus 4.79% for U.S. Treasury money market funds tracked by Lipper.

Investment Strategy
        From November of 1995 through January of 1996, when yields were falling, we extended the average days-to-maturity to lock in higher yields for a longer period of time. However, the Funds' average maturities remained shorter than their peers, which helped us take advantage of rising yields in February and March.
        For the rest of the period, we positioned the Funds to take advantage of additional fluctuations in yield. Throughout the period, we took advantage of changes in the spreads between different money market instruments, purchasing suitable securities for each of the Funds that represented good value.
        At the end of October, 1996, the Galaxy Money Market Fund had an average maturity of 36 days, the Galaxy Government Fund had an average maturity of 32 days and the Galaxy U.S. Treasury Fund had an average maturity of 39 days.


[PHOTO OF KAREN ARNEIL AND THOMAS DEMARCO APPEARS HERE]

Galaxy Money
Market Fund

Distribution of Total Net
Assets as of October 31, 1996


[PIE GRAPH APPEARS HERE]

Certificates of Deposit 4%             Repurchase Agreement & Net
                                       Other Assets & Liabilities 9%

Commercial Paper 51%

U.S. Gov't. & Agency Obligations 36%



Galaxy Money Market Fund

7-Day Average Yield

[LINE GRAPH APPEARS HERE]

              Galaxy Money Market Fund

                      Galaxy                Galaxy
                     Retail A               Trust
                      Shares                Shares

 11/1/95               4.94                  5.19
11/30/95               4.97                  5.21
12/31/95               4.96                  5.19
 1/31/96               4.98                  5.14
 2/28/96               4.58                  4.79
 3/31/96               4.51                  4.72
 4/30/96               4.53                  4.74
 5/31/96               4.57                  4.77
 6/30/96               4.57                  4.79
 7/31/96               4.64                  4.83
 8/31/96               4.65                  4.84
 9/30/96               4.67                  4.89
10/31/96               4.62                  4.84

Portfolio Reviews
-----------------

Going Forward
     With more signs that the economy is slowing, we have been selectively adding longer-term issues to the Funds again. As slower growth helps interest rates edge lower, these purchases will help the Funds enjoy higher yields. For now, we expect to keep the average maturities of the Funds' portfolios neutral.
     We continue to search for value among all asset types and maturities. As always, we will keep the Funds well-diversified in terms of issuers, asset mix and maturity structure. Having helped make the most of money market changes in the past 12 months, such diversification should keep returns competitive during future market fluctuations.

Galaxy
Government Fund

Distribution of Total Net
Assets as of October 31, 1996

[PIE GRAPH APPEARS HERE]

U.S. Treasury Bills 5%

Federal Home Loan Mortgage Corporation 23%

Federal Farm Credit Bank 19%

Federal National Mortgage Association 28%

Federal Home Loan Bank 8%

Repurchase Agreement & Net Other Assets & Liabilities 8%

U.S. Treasury Notes 9%

Galaxy
U.S. Treasury Fund

[PIE CHART APPEARS HERE]

Distribution of Total Net Assets as of October 31, 1996

Federal Farm Credit Bank 18%

U.S. Treasury Strip & Net Other Assets & Liabilities 2%

U.S. Treasury Bills 47%

Federal Home Loan Bank 15%

U.S. Treasury Notes 18%

Karen Arneil and Tom DeMarco have managed the Galaxy Money Market Fund, the Galaxy Government Fund and the Galaxy US Treasury Fund since September 1996. They have managed money market investments since 1993. Prior to September the Funds were managed by Pat Galuska.

Galaxy Government Fund

7-Day Average Yield

[LINE GRAPH APPEARS HERE]


           Galaxy Government Money Market Fund

                                                   Trust
                         Retail A              Institutional
                          Shares                   Shares

 11/1/95                   4.94                     5.21
11/30/95                   4.95                     5.22
12/31/95                   4.92                     5.19
 1/31/96                   4.79                        5
 2/28/96                   4.53                     4.74
 3/31/96                    4.5                     4.71
 4/30/96                   4.48                     4.68
 5/31/96                   4.48                     4.69
 6/30/96                    4.5                     4.71
 7/31/96                   4.54                     4.75
 8/31/96                   4.61                     4.82
 9/30/96                   4.63                     4.85
10/31/96                   4.58                      4.8


Galaxy U.S. Treasury Fund

7-Day Average Yield

[LINE GRAPH APPEARS HERE]


Galaxy U.S. Treasury Money Market Fund 7-Day Yields

                         Galaxy                Galaxy
                        Retail A           Institutional
                         Shares                Shares

Nov  1, 95                4.74                   4.9
Nov 30, 95                4.75                  4.91
Dec 31, 95                4.73                  4.89
Jan 31, 96                4.62                  4.79
Feb 28, 96                4.36                  4.53
Mar 31, 96                4.41                  4.57
Apr 30, 96                4.43                  4.59
   5/30/96                4.43                  4.59
   6/30/96                4.54                  4.69
   7/31/96                4.52                  4.68
   8/31/96                4.55                  4.71
   9/30/96                4.56                  4.72
  10/31/96                4.49                  4.66


Galaxy Tax-Exempt Money Market Funds

By Karen Arneil and
Thomas DeMarco
Portfolio Managers

     In the 12 months ended October 31, 1996, the tax-exempt money market faced major changes in supply and demand, as well as increased fluctuation in interest rates. By making the most of these changes, we enhanced returns for the Galaxy Tax-Exempt Money Market Funds -- which include the Galaxy Tax-Exempt Fund, the Galaxy Connecticut Municipal Money Market Fund and the Galaxy Massachusetts Municipal Money Market Fund.

Portfolio Reviews
-----------------

Galaxy
Tax-Exempt Fund

Distribution of Total Net
Assets as of October 31, 1996

[PIE CHART APPEARS HERE]

East 33%

North Central 17%

Mountain 3%

Other Territories & Net Other Assets & Liabilities 2%

South 38%

Pacific 7%

     During the period Trust and Retail A Shares of the Galaxy Tax-Exempt Fund had total returns of 2.97% and 2.82%, respectively, compared with an average return of 2.99% for tax-exempt money market funds tracked by Lipper. Shares of the Galaxy Connecticut Municipal Money Market Fund had a total return of 2.83%, versus 2.84% for other Connecticut tax-exempt money market funds tracked by Lipper. Shares of the Galaxy Massachusetts Municipal Money Market Fund had a total return of 2.83%., versus 2.96% for other Massachusetts tax-exempt money market funds tracked by Lipper.

Enhancing Fund Yields

     As yields for money market securities fell late in 1995, we tried to improve the yields for the Galaxy Tax-Exempt Money Market Funds by adding issues with longer maturities. In December, a seasonal decline in demand for tax-exempt instruments raised the yields for these securities. To capture more of the increase in yields we added issues with floating interest rates.

Galaxy Tax-Exempt Fund
7-Day Average Yield


[LINE GRAPH APPEARS HERE]
                                           Galaxy
             Galaxy Retail                 Trust
                A Shares                   Shares

Nov  1,95                3.03               3.18
Nov 30,95                3.06               3.21
Dec 31,95                3.38               3.52
Jan 31,96                2.79               2.93
Feb 28,96                2.61               2.75
Mar 31,96                2.63               2.77
Apr 30,96                2.68               2.84
May 31,96                2.83               2.97
Jun 30,96                2.81               2.95
Jul 31,96                 2.8               2.94
Aug 31,96                2.81               2.95
Sep 30,96                2.87                  3
Oct 31,96                2.81               2.95

   Galaxy Tax-Exempt Fund-Trust
 .  Galaxy Tax-Exempt Fund-Retail A

November 1, 1995  October 31, 1996

     In January of 1996, when yields for floating-rate instruments had edged lower, we cautiously added more longer-term, fixed-income securities to the Funds' portfolios to lock in the better yields over a longer period of time. We kept the average maturities of the Funds' investments relatively short, however, which let us respond more quickly to rising yields in February and March. When investors sold short-term municipals to pay income taxes in April, and tax-exempt yields moved higher, we bought longer-term issues again..

Galaxy Connecticut Municipal
Money Market Fund

7-Day Average Yield

November 1, 1995  October 31, 1996

[LINE GRAPH APPEARS HERE]

                             Galaxy Retail Shares
 11/1/95
11/30/95
12/31/95                                 3.65
 1/31/96                                 2.77
 2/28/96                                 2.67
 3/31/96                                 2.68
 4/30/96                                 3.06
 5/31/96                                 2.86
 6/30/96                                 2.79
 7/31/96                                 2.84
 8/31/96                                 2.77
 9/30/96                                 3.01
10/31/96                                 2.84

Galaxy Connecticut Municipal Money Market Fund

Portfolio Reviews



Galaxy
Connecticut Municipal
Money Market Fund

Distribution of Total Net Assets as of October 31, 1996

        [PIE CHART APPEARS HERE]


Pacific                           1%

East                              3%

North Central                     3%

Cash Equivalents &
Net Other Assets &
Liabilities                       8%

Puerto Rico                       9%

South                            18%

Connecticut                      58%



     At October 31, 1996, the Tax-Exempt Fund's average maturity was 49 days. The average maturities of the Connecticut and Massachusetts Municipal Money Market Funds were 49 and 50 days, respectively, on October 31, 1996.

Looking Ahead

     If the economy slows and interest rates edge lower as we expect, supplies of tax-exempt money market instruments may improve. That could put upward pressure on yields.

     Because demand for tax-exempt issues often increases in January, adding downward pressure on yields, we will likely look for instruments that mature after that time to maintain the best yields that we can while maintaining an average maturity that is neutral.

Karen Arneil and Tom DeMarco have managed the Galaxy Tax-Exempt Fund, the Galaxy Connecticut Municipal Money Market Fund and the Galaxy Massachusetts Municipal Money Market Fund since September 1996. They have managed money market investments since 1993. Prior to September the Funds were managed by Pat Galuska.

Galaxy
Massachusetts Municipal
Money Market Fund

Distribution of Total Net
Assets as of October 31, 1996

        [PIE CHART APPEARS HERE]


Pacific                            1%

North Central                      1%

East                               3%

Puerto Rico                        5%

Cash Equivalents & Net Other
Assets & Liabilities               9%

South                              9%

Massachusetts                     72%

Galaxy
Massachusetts Municipal
Money Market Fund
7-Day Average Yield

        [LINE GRAPH APPEARS HERE]


12/31/95                          3.6
 1/31/96                         2.68
 2/28/96                         2.66
 3/31/96                         2.65
 4/30/96                         3.02
 5/31/96                         2.88
 6/30/96                         2.79
 7/31/96                         2.82
 8/31/96                          2.8
 9/30/96                            3
10/31/96                         2.83


--------------------------------------------------------------------------------
Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures in this report include changes in share price, deduction of the front-end sales charge, where applicable, and reinvestment of dividends and capital gains distributions, if any. There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.

Shareholder

Services


Automatic Investment Program

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings, or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

Diversification

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

Exchange Privileges

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund.

Quarterly Magazine

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology.

Consolidated Statements

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

Investment Specialists

In many Fleet branch offices or in the convenience of your home or office you can visit one-on-one with an Investment Specialist* who can help you select the investments that match your individual needs. This service is at no cost to you.

24-Hour Access to Registered Representatives

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-800-628-0414 for information on initial purchases and current performance.

Customer Service

Quality customer service is only a phone call away. Call 1-800-628-0414 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

In addition, Galaxy's state-of-the-art InvestConnect automated voice response system is available to serve you 24-hours a day, seven days a week by calling 1-800-FOR-GLXY (367-4599).

--------------------------------------------------------------------------------
Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.
* Shares of the Funds are distributed through 440 Financial Distributors, Inc., member NASD and SIPC. Investment Specialists are registered representatives of FIS Securities, Inc., member NASD, Fleet Enterprises, Inc., member NASD and SIPC, or MDS Securities Inc., member NASD and SIPC."

                                   Trustees
                                 and Officers

                             Dwight E. Vicks, Jr.
                             Chairman and Trustee

                                John T. O'Neill
                             President, Treasurer
                                  and Trustee

                               Louis DeThomasis,
                                 F.S.C., Ph.D.
                                    Trustee

                               Donald B. Miller
                                    Trustee

                                 James M. Seed
                                    Trustee

                              Bradford S. Wellman
                                    Trustee

                                   W. Bruce
                              McConnel, III, Esq.
                                   Secretary

                                 Neil Forrest
                               Vice President &
                              Assistant Treasurer

                              Investment Adviser

                               Fleet Investment
                                 Advisors Inc.
                                75 State Street
                             Boston, Massachusetts
                                     02109

                                  Distributor

                                 440 Financial
                              Distributors, Inc.
                              4400 Computer Drive
                                 Westborough,
                           Massachusetts 01581-5108

                                 Administrator

                             First Data Investor
                             Services Group, Inc.
                              4400 Computer Drive
                                 Westborough,
                           Massachusetts 01581-5108

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the funds are not federally insured by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal.


                     [LOGO OF RECYCLED PAPER APPEARS HERE]

                  This report was printed on recycled paper.

                               Money Market Fund
[LOGO OF THE GALAXY            PORTFOLIO OF INVESTMENTS
 FUND APPEARS HERE]            October 31, 1996


                                                                   Value
   Par Value                                                      (Note 2)
  -----------                                                    ----------
COMMERCIAL PAPER (A) - 51.23%

                      Finance - 30.67%
   $  25,000,000      AIG Funding Inc.
                      5.21%, 11/12/96 ....................... $   24,960,201
      30,000,000      Associates Corp N.A.
                      5.27%, 11/07/96 .......................     29,973,650
      25,000,000      Banc One Corp.
                      5.27%, 11/05/96 .......................     24,985,361
      25,000,000      Bank of America
                      5.40%, 01/08/97 .......................     25,000,000
      25,000,000      Bank of Novia Scotia
                      5.38%, 12/13/96 .......................     24,843,083
      25,000,000      Cargill, Inc.
                      5.22%, 11/15/96 .......................     24,949,250
      40,000,000      Ford Motor Credit Co.
                      5.27%, 11/08/96 .......................     39,959,011
      30,000,000      General Electric Capital Corp.
                      5.33%, 11/25/96 .......................     29,893,400
      30,000,000      General Electric Capital Corp.
                      5.25%, 12/17/96 .......................     29,798,750
      28,500,000      General Re Corp.
                      5.48%, 12/03/96 .......................     28,361,173
      14,600,000      General Re Corp.
                      5.25%, 12/24/96 .......................     14,487,154
      25,000,000      IBM Credit Corp.
                      5.32%, 11/26/96 .......................     24,907,639
      30,000,000      IBM Credit Corp.
                      5.26%, 12/16/96 .......................     29,802,750
      30,000,000      Morgan (J.P.) & Co. Inc.
                      5.24%, 12/05/96 .......................     29,851,533
      20,000,000      Morgan (J.P.) & Co. Inc.
                      5.43%, 12/09/96 .......................     19,885,367
      30,000,000      National Rural Utilities
                      Cooperative Finance Corp.
                      5.28%, 11/14/96 .......................     29,942,800
      15,000,000      National Rural Utilities
                      Cooperative Finance Corp.
                      5.34%, 11/26/96 .......................     14,944,375
      17,379,000      National Rural Utilities
                      Cooperative Finance Corp.
                      5.32%, 01/09/97 .......................     17,201,792
      25,000,000      Pemex Capital, Inc.
                      5.36%, 04/14/97 .......................     24,389,556
      40,000,000      Pitney Bowes Credit Corp.
                      5.32%, 01/21/97 .......................     39,521,200
      30,000,000      State Street Boston Corp.
                      5.24%, 11/20/96 .......................     29,917,033
      33,700,000      Toyota Motor Credit Corp.
                      5.27%, 11/19/96 .......................     33,611,201
      10,000,000      Toyota Motor Credit Corp.
                      5.31%, 01/13/97 .......................      9,892,325
      15,000,000      Toyota Motor Credit Corp.
                      5.30%, 02/07/97 .......................     14,783,583
      15,000,000      USAA Capital Corp.
                      5.32%, 02/04/97 .......................     14,789,417
       8,500,000      Xerox Credit Corp.
                      5.25%, 11/22/96 .......................      8,473,969
                                                                 -----------
                                                                 639,125,573
                                                                 -----------

                      Consumer Staples - 5.20%

    $ 30,000,000      Abbott Laboratories
                      5.23%, 11/05/96........................ $   29,982,567
      18,200,000      Colgate Palmolive Co.
                      5.25%, 12/31/96........................     18,040,750
      10,000,000      Heinz (H.J.) Co.
                      5.26%, 11/20/96........................      9,972,239
      15,700,000      Heinz (H.J.) Co.
                      5.24%, 11/27/96........................     15,640,584
      25,000,000      Sara Lee Corp.
                      5.25%, 12/24/96........................     24,806,771
      10,100,000      Warner Lambert Co.
                      5.30%, 01/06/97........................     10,001,862
                                                                 -----------
                                                                 108,444,773
                                                                 -----------

                      Telecommunications - 4.55%

      16,000,000      Bellsouth Telecommunications, Inc.
                      5.27%, 11/06/96........................     15,988,289
      23,000,000      Southwestern Bell Telephone Co.
                      5.55%, 11/01/96........................     23,000,000
      21,000,000      Southwestern Bell Telephone Co.
                      5.35%, 11/18/96........................     20,946,946
      22,000,000      Southwestern Bell Telephone Co.
                      5.30%, 11/21/96........................     21,935,222
      13,000,000      U.S. West Communications, Inc.
                      5.28%, 12/02/96........................     12,940,893
                                                                 -----------
                                                                  94,811,350
                                                                 -----------

                      Technology - 3.99%

      25,000,000      Hewlett Packard Co.
                      5.21%, 11/06/96........................     24,981,910
      35,000,000      Hewlett Packard Co.
                      5.27%, 11/13/96........................     34,938,517
      23,400,000      Xerox Corp.
                      5.31%, 01/10/97........................     23,158,395
                                                                 -----------
                                                                  83,078,822
                                                                 -----------
                      Communication - 2.40%

      50,000,000      Disney (Walt) Co.
                      5.25%, 11/01/96........................     50,000,000
                                                                 -----------

                      Drugs and Chemicals - 2.21%

      46,000,000      Monsanto Co.
                      5.32%, 11/01/96........................     46,000,000
                                                                 -----------

                      Consumer Cyclical - 1.44%

      30,000,000      Wal-Mart Stores, Inc.
                      5.21%, 11/04/96........................     29,986,975
                                                                 -----------

                      Utilities - 0.48%

      10,000,000      Baltimore Gas & Electric Co.
                      5.25%, 11/14/96........................      9,981,042
                                                                 -----------

                      See Notes to Financial Statements.

                               Money Market Fund
[LOGO OF THE GALAXY            PORTFOLIO OF INVESTMENTS (continued)
 FUND APPEARS HERE]            October 31, 1996

                                                                        Value
   Par Value                                                           (Note 2)
   ---------                                                           --------
                      Basic Materials - 0.29%

$     6,000,000       Air Products & Chemicals Inc.
                      5.23%, 11/18/96....................   $         5,985,182
                                                            -------------------
                      Total Commercial Paper.............         1,067,413,717
                                                            -------------------
                      (Cost $1,067,413,717)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 36.32%

                      Federal National Mortgage
                      Association - 12.40%


     50,000,000       5.21%, 11/04/96 (A)................            49,978,291
     18,000,000       5.70%, 11/12/96 (A)................            17,971,510
     15,000,000       5.18%, 11/26/96 (A)................            14,946,042
     16,800,000       7.59%, 12/13/96, MTN...............            16,834,971
     50,000,000       7.88%, 12/20/96, MTN...............            50,145,587
     24,900,000       5.20%, 12/26/96 (A)................            24,702,183
     25,000,000       5.26%, 01/07/97 (A)................            24,755,264
     25,000,000       5.29%, 01/27/97 (A)................            24,680,396
     35,000,000       5.49%, 03/17/97 (A)................            34,273,439
                                                            -------------------
                                                                    258,287,683
                                                            -------------------

                      Federal Farm Credit Bank - 11.28%

     25,000,000       5.33%, 11/01/96....................            25,000,000
     50,000,000       5.45%, 11/01/96....................            50,000,000
     75,000,000       5.34%, 12/02/96....................            75,000,000
     20,000,000       5.42%, 12/02/96....................            20,000,000
     15,000,000       5.56%, 01/02/97....................            15,000,000
     50,000,000       5.66%, 02/03/97....................            50,000,000
                                                            -------------------
                                                                    235,000,000
                                                            -------------------

                      U.S. Treasury Notes - 7.22%

    150,000,000       7.50%, 12/31/96....................           150,518,239
                                                            -------------------

                      Federal Home Loan Bank (A) - 3.37%

     41,000,000       5.19%, 11/18/96....................            40,899,516
     30,000,000       5.24%, 03/26/97....................            29,366,833
                                                            -------------------
                                                                     70,266,349
                                                            -------------------

                      Federal Home Loan Mortgage
                      Corporation (A) - 2.05%

     25,000,000       5.18%, 12/11/96....................            24,855,972
     18,000,000       5.27%, 12/13/96....................            17,889,330
                                                            -------------------
                                                                     42,745,302
                                                            -------------------
                      Total U.S. Government and
                      Agency Obligations.................           756,817,573
                                                            -------------------
                      (Cost $756,817,573)

CERTIFICATES OF DEPOSITS - 3.60%

$    25,000,000       Bank One Milwaukee
                      5.29%, 12/06/96....................   $        25,000,000
     25,000,000       Swiss Bank Corp.
                      5.53%, 12/18/96....................            25,000,322
     25,000,000       Wachovia Bank
                      5.30%, 11/15/96....................            25,000,000
                                                            -------------------
                      Total Certificates of Deposits.....            75,000,322
                                                            -------------------
                      (Cost $75,000,322)

REPURCHASE AGREEMENT - 9.08%

    189,160,015       HSBC Securities, Inc.
                      5.50%, 11/01/96, Dated 10/31/96
                      Repurchase Price $189,188,914
                      (Collaterized by
                      U.S. Treasury Bonds 8.13% to 9.88%,
                      due 2015 to 2019;
                      Total Par $147,025,000;
                      Market Value $193,993,954)........            189,160,015
                                                            -------------------
                      Total Repurchase Agreement........            189,160,015
                                                            -------------------
                      (Cost 189,160,015)

Total Investments - 100.23%.............................          2,088,391,627
                                                            -------------------
(Cost $2,088,391,627) *

Net Other Assets and  =Liabilities - (0.23)%............             (4,857,680)
                                                            -------------------
Net Assets - 100.00% ...................................    $     2,083,533,947
                                                            ===================

-----------------------------------------------------------
*        Aggregate cost for Federal tax purposes.
(A)      Annualized yields at time of purchase.
MTN      Meduium Term Note

                      See Notes to Financial Statements.

                               Government Fund
[LOGO OF FLEET GALAXY          PORTFOLIO OF INVESTMENTS
  APPEARS HERE]                October 31, 1996

                                                                              Value
   Par Value                                                                (Note 2)
  -----------                                                              ----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 91.31%

                          Federal National Mortgage
                          Association (A) - 27.57%
$    50,000,000           5.21%, 11/04/96 ........................ $     49,978,292
     40,000,000           5.17%, 11/05/96 ........................       39,977,022
     40,000,000           5.70%, 11/12/96 ........................       39,936,689
     27,545,000           5.20%, 11/20/96 ........................       27,469,404
     40,000,000           5.18%, 11/26/96 ........................       39,856,111
     11,000,000           5.21%, 12/27/96 ........................       10,910,680
     25,000,000           5.26%, 01/07/97 ........................       24,755,264
     20,000,000           7.60%, 01/10/97 ........................       20,075,716
     15,000,000           5.29%, 01/27/97 ........................       14,808,238
     25,000,000           5.22%, 03/18/97 ........................       24,503,851
                                                                   ----------------
                                                                        292,271,267
                                                                   ----------------

                          Federal Home Loan Mortgage
                          Corporation (A) - 22.93%

     50,000,000           5.53%, 11/01/96 ........................       50,000,000
     80,000,000           5.18%, 11/19/96 ........................       79,793,050
     15,000,000           5.41%, 12/06/96 ........................       14,921,104
     20,000,000           5.27%, 12/13/96 ........................       19,877,033
     29,000,000           5.18%, 12/16/96 ........................       28,812,225
     50,000,000           5.41%, 12/20/96 ........................       49,646,111
                                                                   ----------------
                                                                        243,049,523
                                                                   ----------------

                          Federal Farm Credit Bank - 18.86%

     25,000,000           5.33%, 11/01/96 ........................       25,000,000
     50,000,000           5.45%, 11/01/96 ........................       50,000,000
     50,000,000           5.34%, 12/02/96 ........................       50,000,000
     25,000,000           5.42%, 12/02/96 ........................       25,000,000
     50,000,000           5.66%, 02/03/97 ........................       50,000,000
                                                                   ----------------
                                                                        200,000,000
                                                                   ----------------

                          U.S. Treasury Notes - 9.47%

     75,000,000           7.50%, 12/31/96 ........................       75,253,906
     25,000,000           7.50%, 01/31/97 ........................       25,131,335
                                                                   ----------------
                                                                        100,385,241
                                                                   ----------------

                          Federal Home Loan Bank (A) - 7.53%

     50,000,000           5.20%, 11/13/96 ........................       49,913,333
     30,000,000           5.19%, 11/18/96 ........................       29,926,900
                                                                   ----------------
                                                                         79,840,233
                                                                   ----------------

                          U.S. Treasury Bills (A) - 4.95%

      7,681,000           5.08%, 11/07/96 ........................        7,674,407
     44,910,000           5.06%, 11/14/96 ........................       44,826,480
                                                                   ----------------
                                                                         52,500,887
                                                                   ----------------
                          Total U.S. Government and
                          Agency Obligations .....................      968,047,151
                                                                   ----------------
                          (Cost $968,047,151)


REPURCHASE AGREEMENT - 8.49%

$    90,048,802           HSBC Securities
                          5.50%, 11/01/96, Dated 10/31/96
                          Repurchase Price $90,062,559
                          (Collateralized by U.S. Treasury Bonds
                          8.13%, due 2019 to 2021;
                          Total Par $78,425,000;
                          Market Value $92,849,778) .............. $     90,048,802
                                                                   ----------------
                          Total Repurchase Agreement .............       90,048,802
                                                                   ----------------
                          (Cost $90,048,802)

Total Investments - 99.80%                                            1,058,095,953
                                                                   ----------------
(Cost $1,058,095,953)*

Net Other Assets and Liabilities - 0.20%                                  2,074,100
                                                                    ---------------
Net Assets - 100.00% .............................................. $ 1,060,170,053
                                                                    ===============

---------------------------------------
*        Aggregate cost for Federal tax purposes.
(A)      Annualized yields at time of purchase.

                      See Notes to Financial Statements.

[LOGO OF FLEET GALAXY      Tax-Exempt Fund
  APPEARS HERE]            PORTFOLIO OF INVESTMENTS
                           October 31, 1996


                                                                              Value
   Par Value                                                                (Note 2)
  -----------                                                              ----------

                   MUNICIPAL SECURITIES - 98.84%

                          Arizona - 2.22%
$    5,200,000            Mesa Municipal Development Corp.
                          Series 1996A
                          3.38%, 11/07/96
                          LOC: West Deutsche Landesbank .......... $        5,200,000
     1,500,000            Special Fund of Industrial Commission
                          3.45%, 11/05/96
                          Insured: FGIC ..........................          1,500,000
                                                                   ------------------
                                                                            6,700,000
                                                                   ------------------
                          California - 0.07%

       200,000            Los Angeles Regional Airports
                          Improvement Corp., Lease Revenue
                          American Airlines, LA International
                          Airport
                          3.65%, 12/01/24 (A)
                          LOC: Wachovia Bank .....................            200,000
                                                                   ------------------

                          Colorado - 1.00%

     3,000,000            Arapahoe County School District 05
                          Cherry Creek, TAN
                          4.50%, 06/30/97 ........................          3,012,709
                                                                   ------------------

                          Connecticut - 1.66%

     5,000,000            Cheshire, BAN
                          4.00%, 08/08/97 ........................          5,009,657
                                                                   ------------------

                          Delaware - 1.52%

     4,000,000            Delaware State
                          Economic Development Authority, IDR
                          W.L.Gore & Associates
                          3.65%, 02/19/97
                          LOC: Morgan Guaranty ...................          4,000,000
       600,000            Wilmington Hospital Revenue
                          Franciscan Health System, Series A
                          3.65%, 07/01/11 (A)
                          LOC: Societe Generale ..................            600,000
                                                                   ------------------
                                                                            4,600,000
                                                                   ------------------

                          Florida - 4.98%

     2,000,000            Jacksonville, Series A
                          3.40%, 11/26/96
                          LOC: Morgan Guaranty ...................          2,000,000
     3,000,000            Jacksonville, Series A
                          3.55%, 12/05/96 ........................          3,000,000
     4,000,000            Jacksonville
                          3.55%, 12/18/96 ........................          4,000,000

                          Florida (continued)

$    5,000,000            Pinellas County, Educational Facilities
                          Authority Revenue, Pooled Independent
                          Higher Education, GO
                          3.55%, 11/25/96
                          Insured: MBIA .......................... $        5,000,000
     1,050,000            West Orange
                          Memorial Hospital Tax District Revenue
                          Series A-2
                          3.55%, 11/26/96
                          LOC: Rabobank ..........................          1,050,000
                                                                   ------------------
                                                                           15,050,000
                                                                   ------------------

                          Georgia - 2.52%

     3,800,000            Burke County Development Authority
                          PCR, Oglethorpe Power Corp., Series A
                          3.40%, 12/03/96
                          LOC: Credit Suisse .....................          3,800,000
     2,300,000            Burke County Development Authority
                          PCR, Oglethorpe Power Corp., Series A
                          3.60%, 01/15/97
                          LOC: Credit Suisse .....................          2,300,000
     1,500,000            Georgia Municipal Gas
                          Authority Revenue
                          3.45%, 11/07/96 ........................          1,500,000
                                                                   ------------------
                                                                            7,600,000
                                                                   ------------------

                          Illinois - 6.52%

     3,500,000            Chicago  O'Hare International Airport
                          Revenue, American Airlines, Series C
                          3.65%, 12/01/17 (A) ....................          3,500,000
     1,800,000            Chicago  O'Hare International Airport
                          Revenue, General Airport, Second Lien
                          Series C
                          3.55%, 01/01/18 (A)
                          LOC: Societe Generale ..................          1,800,000
     1,000,000            Illinois Health Facilities
                          Authority Revenue, Series D
                          Alexian Brothers Medical Center
                          3.55%, 11/20/96
                          LOC: Morgan Guaranty ...................          1,000,000
     1,000,000            Illinois Health Facilities
                          Authority Revenue, Series D
                          Alexian Brothers Medical Center
                          3.50%, 11/25/96
                          Insured: MBIA ..........................          1,000,000
     2,335,000            Illinois Health Facilities
                          Authority Revenue, Series D
                          Alexian Brothers Medical Center
                          3.55%, 11/25/96
                          LOC: Morgan Guaranty ...................          2,335,000

                      See Notes to Financial Statements.

[LOGO OF THE                    Tax-Exempt Fund
 GALAXY FUND                    PORTFOLIO OF INVESTMENTS (continued)
 APPEARS HERE]                  October 31, 1996




                                                                Value
  Par Value                                                    (Note 2)
  ---------                                                   ----------
                  Ilinois (continued)

$  3,950,000      Illinois Health Facilities
                  Authority Revenue, Series D
                  Alexian Brothers Medical Center
                  3.50%, 12/02/96
                  LOC: Morgan Guaranty .................   $   3,950,000
   1,100,000      Illinois Health Facilities
                  Authority Revenue, Series 1989A
                  3.55%, 12/04/96
                  LOC: Northern Trust ..................       1,100,000
   2,645,000      Illinois Health Facilities
                  Authority Revenue, Series D
                  Alexian Brothers Medical Center
                  3.50%, 12/05/96
                  Insured: MBIA ........................       2,645,000
   2,350,000      Illinois Health Facilities
                  Authority Revenue, Series D
                  Alexian Brothers Medical Center
                  3.55%, 01/02/97
                  LOC: Morgan Guaranty .................       2,350,000
                                                          --------------

                                                              19,680,000
                                                          --------------

                 Indiana - 0.99%

   3,000,000     Mt. Vernon
                 Pollution Control & Solid Waste Disposal
                 General Electric Project, Series A
                 3.55%, 02/19/97
                 LOC: General Electric ................       3,000,000
                                                         --------------

                 Kansas - 0.89%

   2,700,000     Burlington, PCR, Series 1985 C-2
                 3.45%, 12/02/96
                 LOC: National Rural ..................       2,700,000
                                                         --------------

                 Louisiana - 7.12%

   5,500,000     Louisiana Public Facilities Authority
                 Revenue
                 3.30%, 11/01/96
                 LOC: Credit Suisse ...................       5,500,000
   2,900,000     Louisiana Public Facilities Authority
                 SHCSR
                 3.55%, 11/04/96
                 LOC: Toronto Dominion                        2,900,000
   3,000,000     Louisiana Public Facilities Authority
                 Revenue
                 3.40%, 11/12/96
                 LOC: Credit Suisse ...................       3,000,000
   6,700,000     Louisiana Public Facilities Authority
                 SHCSR
                 3.40%, 11/18/96
                 LOC: Toronto Dominion ................       6,700,000


                                                                Value
  Par Value                                                    (Note 2)
  ---------                                                   ----------

                 Louisiana (continued)

$  2,200,000     Louisiana Public Facilities Authority
                 Revenue, Series 1993
                 3.45%, 11/19/96
                 LOC: Credit Suisse ...................    $  2,200,000
   1,200,000     Louisiana Public Facilities Authority
                 College & University Equipment &
                 Capital, Series A
                 3.55%, 09/01/10 (A)
                 SPA: Societe Generale ................       1,200,000
                                                         --------------
                                                             21,500,000
                                                         --------------

                 Maine - 0.66%

   2,000,000     Cumberland County, TAN
                 3.50%, 12/31/96 ......................       2,000,158
                                                         --------------

                 Massachusetts - 8.64%

   2,000,000     Ashland, BAN, GO
                 3.65%, 04/08/97 ......................       1,999,953
   4,000,000     Massachusetts Bay Transportation
                 Authority, Series C
                 3.55%, 11/01/96
                 LOC: West Deutsche Landesbank ........       4,000,000
   4,300,000     Massachusetts Bay Transportation
                 Authority, Series C
                 3.50%, 11/04/96
                 LOC: West Deutsche Landesbank ........       4,300,000
   2,000,000     Massachusetts Bay Transportation
                 Authority, Series C
                 3.45%, 12/03/96
                 LOC: West Deutsche Landesbank ........       2,000,000
   2,100,000     Massachusetts Bay Transportation
                 Authority, Series C
                 3.35%, 12/09/96
                 LOC: West Deutsche Bank ..............       2,100,000
   8,800,000     Massachusetts State, GO, Series B
                 3.60%, 12/01/97 (A)
                 LOC: National Westminster ............       8,800,000
   1,783,570     North Adams, BAN, Lot B
                 4.25%, 07/01/97 ......................       1,783,570
   1,100,000     Westfield, State Grant Anticipation Note
                 4.00%, 11/01/96 ......................       1,100,000
                                                         --------------
                                                             26,083,523
                                                         --------------

                 Michigan - 2.76%

   1,140,000     Cornell Township
                 Economic Development Corp., IDR
                 Mead-Escanaba Paper Co.
                 3.35%, 12/04/96
                 LOC: Credit Suisse ...................       1,140,000



                      See Notes to Financial Statements.

[LOGO OF M.M. FUNDS             Tax-Exempt Fund
 APPEARS HERE]                  PORTFOLIO OF INVESTMENTS (continued)
                                October 31, 1996




                                                             Value
  Par Value                                                 (Note 2)
  ---------                                                ----------
                 Michigan (continued)

$  3,500,000     Cornell Township
                 Economic Development Corp., IDR
                 Mead-Escanaba Paper Co.
                 3.50%, 02/10/97
                 LOC: Credit Suisse .................     $   3,500,000
   3,500,000     Delta County
                 Economic Development Corp., EIR
                 Mead-Escanaba Paper Co., Series A
                 3.45%, 12/02/96
                 LOC: Swiss Bank ....................         3,500,000
     200,000     Michigan State Strategic Fund, PCR
                 Consumers Power Project
                 3.60%, 04/15/18 (A)
                 LOC: Union Bank of Switzerland .....           200,000
                                                          -------------

                                                              8,340,000
                                                          -------------

                 Minnesota - 5.37%

   3,500,000     Rochester Health Care Facilities Revenue
                 Mayo Foundation/Mayo Medical Center
                 Series A
                 3.45%, 11/05/96 ....................         3,500,000
   4,900,000     Rochester Health Care Facilities Revenue
                 Mayo Foundation/Mayo Medical Center
                 Series C
                 3.45%, 11/06/96
                 LOC: Credit Suisse .................         4,900,000
   3,000,000     Rochester Health Care Facilities Revenue
                 Mayo Foundation/Mayo Medical Center
                 Series C
                 3.45%, 11/07/96
                 LOC: Credit Suisse ..................        3,000,000
   2,700,000     Rochester Health Care Facilities Revenue
                 Mayo Foundation/Mayo Medical Center
                 Series C
                 3.40%, 12/03/96
                 LOC: Credit Suisse ..................        2,700,000
   1,000,000     Rochester Health Care Facilities Revenue
                 Mayo Foundation/Mayo Medical Center
                 Series A
                 3.40%, 12/03/96 .....................        1,000,000
   1,100,000     Rochester Health Care Facilities Revenue
                 Series E
                 3.60%, 01/22/97
                 LOC: Credit Suisse ..................        1,100,000
                                                          -------------
                                                             16,200,000
                                                          -------------

                 Missouri - 3.23%

   5,100,000     Missouri State Environmental Improvement
                 & Energy Resource Authority, PCR
                 Union Electric, Series A
                 3.45%, 11/21/96
                 LOC: Union Bank of Switzerland ......        5,100,000

                                                             Value
  Par Value                                                 (Note 2)
  ---------                                                ----------
                 Missouri (continued)

$  1,655,000     Missouri State Environmental Improvement
                 & Energy Resource Authority, PCR
                 Union Electric, Series A
                 3.45%, 11/26/96
                 LOC: Union Bank of Switzerland ......    $   1,655,000
   3,000,000     Missouri State Environmental Improvement
                 & Energy Resource Authority, PCR
                 Union Electric, Series A
                 3.55%, 01/13/97
                 LOC: Union Bank of Switzerland ......        3,000,000
                                                          -------------
                                                              9,755,000
                                                          -------------

                 New Hampshire - 7.14%

   1,200,000     Durham, TAN
                 3.46%, 12/31/96 .....................        1,200,210
   5,000,000     Merrimack County, TAN
                 3.75%, 12/30/96 .....................        5,000,347
   8,050,000     Rockingham County, TAN
                 4.00%, 12/31/96 .....................        8,052,559
   3,000,000     Salem, TAN, GO
                 3.60%, 12/17/96 .....................        3,000,363
   4,300,000     Strafford County, TAN
                 3.92%, 12/27/96 .....................        4,301,442
                                                          -------------
                                                             21,554,921
                                                          -------------

                 New Jersey - 4.77%

  13,000,000     New Jersey State, Series 1997A
                 3.40%, 11/18/96
                 LOC: Union Bank of Switzerland ......       13,000,000
   1,400,000     New Jersey State Turnpike Authority
                 Series D
                 3.40%, 01/01/18 (A)
                 Insured: FGIC, LOC: Societe Generale.        1,400,000
                                                          -------------
                                                             14,400,000
                                                          -------------

                 New York - 1.89%

   1,100,000     New York Municipal Water Finance
                 Authority, Series 3
                 3.55%, 12/04/96
                 LOC: Toronto Dominion ...............        1,100,000
   1,000,000     New York Municipal Water Finance
                 Authority, Series 4
                 3.55%, 12/04/96
                 LOC: Credit Suisse ..................        1,000,000
     600,000     New York Municipal Water Finance
                 Authority, Water & Sewer System
                 Revenue, Series C
                 3.55%, 06/15/22 (A)
                 Insured: FGIC .......................          600,000


                      See Notes to Financial Statements.

    [LOGO OF THE GALAXY      Tax-Exempt Fund
     FUND APPEARS HERE]      PORTFOLIO OF INVESTMENTS (continued)
                             October 31, 1996

                                                                          Value
Par Value                                                                (Note 2)
---------                                                               ----------
                          New York (continued)

$    2,000,000            New York State Energy Research &
                          Development Authority, PCR
                          Orange & Rockland Project, Series A
                          3.40%, 10/01/14 (A)
                          Insured: FGIC, LOC: Societe Generale.....   $  2,000,000
     1,000,000            New York State Energy Research &
                          Development Authority, PCR
                          Niagara Mohawk Power Corp., Series C
                          3.60%, 12/01/25 (A)
                          LOC: Canadian Imperial Bank..............       1,000,000
                                                                     --------------
                                                                          5,700,000
                                                                     --------------

                          North Carolina - 1.89%

     5,700,000            North Carolina Eastern Municipal
                          Power Agency, Series B
                          3.55%, 02/04/97
                          LOC: Union Bank of Switzerland...........       5,700,000
                                                                     --------------

                          Ohio - 0.33%

     1,000,000            Ohio State Air Quality Development
                          Authority Revenue
                          Environmental Mead Corp.
                          3.60%, 10/01/01 (A)
                          LOC: Deutsche Bank.......................       1,000,000
                                                                     --------------


                          Oregon - 1.26%

     1,600,000            Port Portland, PCR, Reynolds Metals
                          3.65%, 12/01/09 (A)
                          LOC: Bank of Nova Scotia.................       1,600,000
     2,200,000            Umatilla County Hospital Facilities
                          Authority, Hospital Revenue
                          Franciscan Health System, Series B
                          3.65%, 12/01/24 (A)
                          LOC: Toronto Dominion....................       2,200,000
                                                                     --------------
                                                                          3,800,000
                                                                     --------------

                          Pennsylvania - 5.93%

     2,500,000            Allegheny County, HDA
                          Health Center Development, Inc., Series B
                          3.55%, 01/15/97
                          LOC: PNC Bank............................       2,500,000
     2,000,000            Beaver County, IDA, PCR
                          3.50%, 11/07/96
                          LOC: Swiss Bank..........................       2,000,000
     1,400,000            Beaver County, IDA, PCR
                          3.45%, 11/08/96..........................       1,400,000
     5,000,000            Delaware County, IDA, Series 1998 B
                          3.50%, 12/05/96
                          Insured: FGIC............................       5,000,000



                          Pennsylvania (continued)

$    4,200,000            Delaware County, IDA, Series 1998 B
                          3.55%, 01/14/97
                          Insured: FGIC............................    $  4,200,000
     1,600,000            Delaware County, IDA, Series 1998 B
                          3.55%, 02/10/97
                          Insured: FGIC............................       1,600,000
     1,100,000            Delaware County, IDA, Airport Facilities
                          United Parcel Service Project
                          3.60%, 12/01/15 (A)......................       1,100,000
       100,000            St. Mary Hospital Authority, Hospital
                          Revenue, Franciscan Health System
                          Series B
                          3.60%, 12/01/24 (A)
                          LOC: Toronto Dominion....................         100,000
                                                                     --------------
                                                                         17,900,000
                                                                     --------------

                          Rhode Island - 0.33%

     1,000,000            Rhode Island Housing & Mortgage
                          Finance Corp., Homeownership
                          Opportunity, Series 19-C
                          3.45%, 10/01/16 (A)......................       1,000,000
                                                                     --------------

                          South Carolina - 4.19%

     2,400,000            South Carolina Jobs Economic
                          Development Authority Revenue
                          St. Francis Hospital
                          3.65%, 07/01/22 (A)
                          LOC: Chemical Bank.......................       2,400,000
     3,600,000            York County, PCR
                          Duke Power Co. Project
                          3.55%, 11/01/96
                          LOC: Duke Power..........................       3,600,000
     4,000,000            York County, PCR
                          Duke Power Co. Project
                          3.45%, 12/05/96
                          LOC: Duke Power..........................       4,000,000
     2,650,000            York County, PCR
                          Duke Power Co. Project
                          3.45%, 02/12/97
                          LOC: Duke Power..........................       2,650,000
                                                                     --------------
                                                                         12,650,000
                                                                     --------------

                          Tennessee - 1.29%

     1,000,000            Metropolitan Government Nashville &
                          Davidson County, Health & Education
                          Facilities Board Revenue, Baptist Hospital
                          3.45%, 11/01/96
                          LOC: Nations Bank of Georgia.............       1,000,000
     2,900,000            Metropolitan Nashville Airport Authority
                          Special Facilities Revenue
                          American Airlines, Series B
                          3.65%, 10/01/12 (A)
                          LOC: Bayerische Landesbank...............       2,900,000
                                                                     --------------
                                                                          3,900,000
                                                                     --------------

                      See Notes to Financial Statements.

                             Tax-Exempt Fund
    [LOGO OF THE GALAXY      PORTFOLIO OF INVESTMENTS (continued)
     FUND APPEARS HERE]      October 31, 1996


                                                                          Value
Par Value                                                                (Note 2)
---------                                                               ----------
                          Texas - 11.69%

$    2,000,000            Austin Utility System Revenue, Series A
                          3.55%, 12/04/96
                          LOC: Swiss Bank Corp. ...................    $  2,000,000
     2,500,000            Guadalupe-Blanco River Authority, PCR
                          Central Power & Light Co. Project
                          3.60%, 11/01/15 (A)......................       2,500,000
     1,400,000            Harris County HFDC, SHCSR
                          Sisters of Charity
                          3.45%, 11/19/96
                          LOC: Toronto Dominion....................       1,400,000
     2,000,000            Harris County, HFDC, SHCSR
                          Sisters of Charity
                          3.50%, 11/20/96
                          LOC: Toronto Dominion....................       2,000,000
     5,000,000            Harris County, HFDC, Series 1993
                          3.55%, 01/13/97
                          LOC: Toronto Dominion....................       5,000,000
     1,300,000            Harris County, HFDC
                          Special Facilities Revenue
                          Texas Medical Center Project
                          3.65%, 02/15/22 (A)
                          Insured: MBIA............................       1,300,000
     1,200,000            Lone Star Airport Improvement
                          Authority Revenue, Multiple Mode
                          Demand Revenue, Series A2
                          3.65%, 12/01/14 (A)
                          LOC: Royal Bank of Canada................       1,200,000
       300,000            Lone Star Airport Improvement Authority
                          Multiple Mode Demand Revenue
                          American Airlines Inc. Project, Series A5
                          3.65%, 12/01/14 (A)
                          LOC: Royal Bank of Canada................         300,000
       200,000            North Central, HFDC
                          Hospital Revenue, Series C
                          Presbyterian Medical Center
                          3.65%, 12/01/15 (A)
                          Insured: MBIA............................         200,000
     4,600,000            Plano, HFDC
                          Hospital Revenue, Series 1989
                          3.50%, 11/20/96
                          Insured: MBIA............................       4,600,000
     1,000,000            San Antonio Electric & Gas System
                          Series A
                          3.45%, 11/05/96..........................       1,000,000

                          Texas (continued)

$    2,500,000            Texas A & M, Board of Regents
                          Permanent University Fund, Series B
                          3.50%, 11/06/96
                          LOC: Morgan Guaranty.....................   $   2,500,000
     1,200,000            Texas A & M, Board of Regents
                          Permanent University Fund, Series B
                          3.55%, 01/07/97
                          LOC: Morgan Guaranty.....................       1,200,000
    10,000,000            Texas State, TRAN
                          4.75%, 08/29/97                                10,080,024
                                                                     --------------
                                                                         35,280,024
                                                                     --------------
                          Utah - 0.80%

     2,400,000            Intermountain Power Agency
                          Power Supply Revenue, Series 1985 E
                          3.30%, 11/21/96
                          LOC: Bank of America.....................       2,400,000
                                                                     --------------

                          Virginia - 1.33%

     3,000,000            Peninsula Ports Authority Coal Terminal
                          Dominion Terminal Project, Series A
                          3.45%, 01/23/97
                          LOC: National Westminster................       3,000,000
     1,000,000            Peninsula Ports Authority Coal Terminal
                          Dominion Terminal Project, Series C
                          3.60%, 07/01/16 (A)
                          LOC: National Westminster................       1,000,000
                                                                     --------------
                                                                          4,000,000
                                                                     --------------

                          Washington - 3.33%

     6,750,000            Seattle Municipal Light & Power Revenue
                          3.55%, 11/04/96..........................       6,750,000
     3,300,000            Washington State
                          Public Power Supply System
                          Nuclear Project No.1 Revenue, Series 1A-1
                          3.55%, 07/01/17 (A)
                          LOC: Bank of America.....................       3,300,000
                                                                     --------------
                                                                         10,050,000
                                                                     --------------

                          District of Columbia - 1.33%

     3,000,000            District of Columbia, GO, Series A-2
                          3.70%, 10/01/07 (A)......................       3,000,000
     1,000,000            District of Columbia, GO, Series A-3
                          3.70%, 10/01/07 (A)......................       1,000,000
                                                                     --------------
                                                                          4,000,000
                                                                     --------------

                      See Notes to Financial Statements.

[LOGO OF THE GALAXY FUND APPEARS HERE]

                               Tax-Exempt Fund
                               PORTFOLIO OF INVESTMENTS (continued)
                               October 31, 1996


                                                                              Value
   Par Value                                                                (Note 2)
   ---------                                                              ------------
                          Wyoming - 1.19%

  $  1,000,000            Lincoln County, PCR
                          3.65%, 01/23/97
                          LOC: Union Bank of Switzerland.........    $    1,000,000
     2,600,000            Platte County, PCR
                          Tri-State G & T, Series A
                          3.60%, 07/01/14 (A)
                          LOC: Societe Generale..................         2,600,000
                                                                     --------------
                                                                          3,600,000
                                                                     --------------
Total Investments - 98.84%.......................................       298,365,992
(Cost $298,365,992) *                                                --------------

Net Other Assets and Liabilities - 1.16%.........................         3,488,880
                                                                     --------------
Net Assets - 100.00%.............................................    $  301,854,872
                                                                     ==============

----------------------------------------------------
*                 Aggregate cost for Federal tax purposes.
(A)               Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate in effect at October 31, 1996.
BAN               Bond Anticipation Notes
EIR               Environmental Improvement Revenue
FGIC              Financial Guaranty Insurance Corp.
GO                General Obligation
HDA               Hospital Development Authority
HFDC              Health Facilities Development Corp.
IDA               Industrial Development Authority
IDR               Industrial Development Revenue
LOC               Letter of Credit
MBIA              Municipal Bond Insurance Association
PCR               Pollution Control Revenue
SHCSR             School Health Care System Revenue
SPA               Stand-by Purchase Agreement
TAN               Tax Anticipation Notes
TRAN              Tax & Revenue Anticipation Notes


                      See Notes to Financial Statements.

[LOGO OF FLEET GALAXY         U.S. Treasury Fund
 APPEARS HERE]                PORTFOLIO OF INVESTMENTS
                              October 31, 1996


                                                                              Value
   Par Value                                                                (Note 2)
   ---------                                                                --------
U.S. GOVERNMENT AND AGENCY OBLIGATONS - 99.66%

                          U.S. Treasury Bills (A) - 47.15%
$     52,886,000          5.08%, 11/07/96......................    $     52,842,193
      40,665,000          5.06%, 11/14/96......................          40,593,007
      20,000,000          5.06%, 11/21/96......................          19,943,944
      40,000,000          4.96%, 12/05/96......................          39,815,267
     100,000,000          5.22%, 12/12/96......................          99,421,160
      50,000,000          4.86%, 12/19/96......................          49,675,667
      25,000,000          5.02%, 01/30/97......................          24,686,250
      25,000,000          5.29%, 03/06/97......................          24,541,232
      25,000,000          5.30%, 03/13/97......................          24,532,500
                                                                   ----------------
                                                                        376,051,220
                                                                   ----------------

                          Federal Farm Credit Bank - 18.43%

     15,000,000           5.15%, 11/01/96 (A)..................          15,000,000
     57,000,000           5.45%, 11/01/96......................          57,000,000
     50,000,000           5.34%, 12/02/96......................          50,000,000
     25,000,000           5.66%, 02/03/97......................          25,000,000
                                                                   ----------------
                                                                        147,000,000
                                                                   ----------------

                          U.S. Treasury Notes - 17.58%

     40,000,000           4.38%, 11/15/96......................          39,990,104
     50,000,000           7.50%, 12/31/96......................          50,169,271
     50,000,000           6.25%, 01/31/97......................          50,113,247
                                                                   ----------------
                                                                        140,272,622
                                                                   ----------------

                          Federal Home Loan Bank (A) - 14.62%

     96,620,000           5.53%, 11/01/96......................          96,620,000
     20,000,000           5.16%, 11/14/96......................          19,962,733
                                                                   ----------------
                                                                        116,582,733
                                                                   ----------------

                          U.S. Treasury Strip (A) - 1.88%

     15,000,000           5.06%, 11/15/96, Principal (B).......          14,970,486
                                                                   ----------------

Total Investments - 99.66%.....................................         794,877,061
(Cost $794,877,061)*                                               ----------------

Net Other Assets and Liabilities - 0.34%.......................           2,684,410
                                                                   ----------------
Net Assets - 100.00%...........................................    $    797,561,471
                                                                   ================

-----------------------------------------------------
*            Aggregate cost for Federal tax purposes is $794,884,787.
(A)          Annualized yields at time of purchase.
(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payments representing interest only or principal only.


                      See Notes to Financial Statements.

Connecticut Municipal Money Market Fund
PORTFOLIO OF INVESTMENTS
October 31, 1996


[LOGO OF FLEET GALAXY APPEARS HERE]

                                                                             Value
   Par Value                                                                (Note 2)
   ---------                                                               ----------
MUNICIPAL SECURITIES - 92.28%

                          California - 0.90%

$  1,000,000              San Jose Redevelopment Agency
                          Revenue, Merged Area Redevelopment
                          Project, Series B
                          3.55%, 07/01/26 (A)
                          LOC: Morgan Guaranty....................    $   1,000,000
                                                                     --------------


                          Connecticut - 58.23%

     815,000              Branford, SAN
                          3.45%, 04/09/97.........................          815,000
   3,500,000              Connecticut State, IDA
                          Allen Group, Inc.
                          3.65%, 02/01/13 (A)
                          LOC: Bayerische Vereinsbank.............        3,500,000
   1,100,000              Connecticut State, IDA
                          Trudy Corp. Project 1984
                          3.45%, 10/01/09 (A)
                          LOC: Citibank...........................        1,100,000
     600,000              Connecticut State, IDA
                          Martin-Brower Co. Project
                          3.20%, 05/01/05 (A)
                          LOC: Chemical Bank......................          600,000
   2,600,000              Connecticut State Development Authority
                          PCR, Central Vermont Public Service
                          3.50%, 12/01/15 (A)
                          LOC: Toronto Dominion Bank..............        2,600,000
  18,200,000              Connecticut State Development Authority
                          PCR, Connecticut Light & Power Co. Project
                          3.55%, 09/01/28 (A)
                          LOC: Deutsche Bank......................       18,200,000
   2,000,000              Connecticut State Development Authority
                          PCR, Western Massachusetts Electric Co.
                          Series A
                          3.35%, 09/01/28 (A)
                          LOC: Union Bank of Switzerland..........        2,000,000
   1,000,000              Connecticut State HEFA
                          Pomfret School Issue, Series A
                          3.25%, 07/01/24 (A)
                          LOC: Credit Local De France.............        1,000,000
   1,205,000              Connecticut State HEFA
                          Yale-New Haven Hospital, Series E
                          5.25%, 06/01/12 (A)
                          Insured: FGIC...........................        1,205,000
     200,000              Connecticut State Housing Finance
                          Authority, Housing Mortgage Finance
                          Program, Series B4, Subseries B-4
                          6.60%, 11/15/96.........................          200,196
     150,000              Connecticut State Housing Finance
                          Authority, Housing Mortgage Finance
                          Program, Series F2
                          4.10%, 05/15/97.........................          150,272


                                                                             Value
   Par Value                                                                (Note 2)
   ---------                                                               ----------

                          Connecticut (continued)

$  2,100,000              Connecticut State Housing Finance
                          Authority, Housing Mortgage Finance
                          Program, Series G
                          3.45%, 05/15/18 (A)
                          Insured: AMBAC..........................    $   2,100,000
   6,000,000              Connecticut State Special Assessment
                          Unemployment Compensation Advisory
                          Fund, Series C
                          3.90%, 11/15/01 (A)
                          Insured: FGIC...........................        6,000,000
   1,000,000              Connecticut State, Special Tax Obligation
                          Revenue, Transportation Infrastructure
                          Purpose, Series A
                          4.13%, 06/01/97
                          Insured: FGIC...........................        1,002,260
     150,000              Connecticut State Clean Water Fund
                          Revenue
                          4.10%, 12/01/96.........................          150,060
   1,300,000              Connecticut State Development Authority
                          Revenue, Conco Project
                           3.60%, 11/01/05 (A)
                          LOC: Bayerische Vereinsbank.............        1,300,000
   4,700,000              Connecticut State Development Authority
                          Health Care Revenue
                          Corporate Independent Living Project
                          3.35%, 07/01/15 (A)
                          LOC: Chemical Bank......................        4,700,000
   3,625,000              Danbury, BAN
                          4.00%, 01/08/97.........................        3,628,939
     789,000              East Lyme, BAN
                          3.79%, 07/29/97.........................          789,222
   1,450,000              Fairfield, SAN
                          3.75%, 06/06/97.........................        1,452,498
   1,260,000              Groton City, GO, BAN
                          4.00%, 07/10/97.........................        1,263,675
   2,050,000              Manchester, Temp Notes, Lot B
                          3.60%, 05/28/97.........................        2,051,692
     250,000              Middletown, GO
                          4.00%, 04/15/97.........................          250,400
     160,000              New Britain, GO
                          7.60%, 04/01/97
                          Insured: FGIC...........................          162,311
     300,000              New Haven
                          Air Rights Parking Facility Revenue
                          5.70%, 12/01/96
                          Insured: MBIA...........................          300,528
   4,750,000              Newtown, BAN, GO
                          3.03%, 12/18/96.........................        4,750,236
   1,140,000              Prospect, BAN
                          3.75%, 07/24/97.........................        1,140,316
     370,000              Simsbury, GO
                          6.13%, 01/15/97.........................          371,711
     756,700              Thompson, BAN
                          4.50%, 07/18/97.........................          760,060
     822,000              Westport, BAN, Lot B
                          3.90%, 06/27/97.........................          823,290
                                                                     --------------
                                                                         64,367,666
                                                                     --------------


                      See Notes to Financial Statements.

[LOGO OF FLEET GALAXY                  Connecticut Municipal Money Market Fund
 APPEARS HERE]                         PORTFOLIO OF INVESTMENTS (continued)
                                       October 31, 1996

                                                                             Value
   Par Value                                                                (Note 2)
   ---------                                                               ----------
                          Illinois - 1.36%

$  1,500,000              Chicago O'Hare International Airport
                          American Airlines, Series A
                          3.65%, 12/01/17 (A)
                          LOC: West Deutsche Landesbank...........     $  1,500,000
                                                                     --------------


                          Massachusetts - 0.18%

     200,000              Massachusetts State Water Resource
                          Authority Series 1994
                          3.25%, 11/01/96
                          LOC: Morgan Guaranty....................          200,000
                                                                     --------------



                          Pennsylvania - 3.26%

   3,600,000              Delaware County, IDA
                          Airport Facilities Revenue
                          United Parcel Service Project
                          3.60%, 12/01/15 (A).....................        3,600,000
                                                                     --------------


                          Puerto Rico - 8.91%

   4,900,000              Puerto Rico Commonwealth
                          Government Development Bank
                          3.30%, 12/01/15 (A)
                          LOC: Credit Suisse......................        4,900,000
   3,900,000              Puerto Rico Commonwealth
                          Highway & Transportation
                          Authority, Series X
                          3.30%, 07/01/99 (A)
                          LOC: Union Bank of Switzerland..........        3,900,000
   1,000,000              Puerto Rico Public Buildings Authority
                          Public Education & Health Facilities
                          Prerefunded 07/01/97, Series H
                          7.88%, 07/01/07.........................        1,046,900
                                                                     --------------

                                                                          9,846,900
                                                                     --------------


                          South Carolina - 3.71%

   4,100,000              South Carolina Jobs Economic
                          Development Authority
                          St. Francis Hospital
                          3.65%, 07/01/22 (A)
                          LOC: Chemical Bank......................        4,100,000
                                                                     --------------


                          South Dakota - 1.18%

   1,300,000              Lawrence County, PCR
                          Homestake Mining Project
                          3.60%, 04/01/03 (A)
                          LOC: Bank of Nova Scotia................        1,300,000
                                                                     --------------

                          Tennessee - 4.25%

$  2,100,000              Metropolitan Nashville Airport Authority
                          Special Facilities Revenue
                          American Airlines, Series A
                          3.65%, 10/01/12 (A)
                          LOC: Credit Suisse......................    $   2,100,000
   2,600,000              Metropolitan Nashville Airport Authority
                          Special Facilities Revenue
                          American Airlines, Series B
                          3.65%, 10/01/12 (A)
                          LOC: Bayerische Landesbank..............        2,600,000
                                                                     --------------
                                                                          4,700,000
                                                                     --------------


                          Texas - 6.87%

   2,100,000              Grapevine, IDC, Multiple Mode
                          American Airlines, Series B-1
                          3.65%, 12/01/24 (A)
                          LOC: Morgan Guaranty....................        2,100,000
     600,000              Guadalupe-Blanco River Authority, PCR
                          Central Power & Light Co. Project
                          3.60%, 11/01/15 (A).....................          600,000
   1,300,000              Lone Star Airport Improvement Authority
                          Multiple Mode, Series A-1
                          3.65%, 12/01/14 (A)
                          LOC: Royal Bank of Canada...............        1,300,000
   1,000,000              Lone Star Airport Improvement Authority
                          Multiple Mode, Series A-3
                          3.65%, 12/01/14 (A)
                          LOC: Royal Bank of Canada...............        1,000,000
   1,700,000              Lone Star Airport Improvement Authority
                          Multiple Mode, Series A-4
                          3.65%, 12/01/14 (A)
                          LOC: Royal Bank of Canada...............        1,700,000
     100,000              Lone Star Airport Improvement Authority
                          Multiple Mode, Series B-5
                          3.65%, 12/01/14 (A)
                          LOC: Royal Bank Of Canada...............          100,000
     800,000              Texas A & M University System
                          Permanent Board of Regents
                          3.60%, 11/06/96.........................          800,000
                                                                     --------------
                                                                          7,600,000
                                                                     --------------

                          Virginia - 3.43%

   3,800,000              Peninsula Ports Authority
                          Coal Terminal Revenue
                          Dominion Terminal Project, Series C
                          3.60%, 07/01/16 (A)
                          LOC: National Westminster...............        3,800,000
                                                                     --------------
                          Total Municipal Securites...............      102,014,566
                                                                     --------------
                          (Cost $102,014,566)

                      See Notes to Financial Statements.

  [LOGO OF FLEET GALAXY        Connecticut Municipal Money Market Fund
   APPEARS HERE]               PORTFOLIO OF INVESTMENTS (continued)
                               October 31, 1996


                                                                        Value
   Shares                                                              (Note 2)
   -----------                                                         --------
INVESTMENT COMPANIES - 7.31%

     3,879,174     Dreyfus Connecticut
                   Municipal Money Market Fund ...............     $   3,879,174
     4,196,851     Federated Municipal Trust
                   Connecticut Municipal Cash Trust ..........         4,196,851
                                                                   -------------
                   Total Investment Companies ................         8,076,025
                                                                   -------------
                   (Cost $8,076,025)

Total Investments - 99.59% ...................................       110,090,591
                                                                   -------------
(Cost $110,090,591)*

Net Other Assets and Liabilities - 0.41% .....................           453,850
                                                                   -------------
Net Assets - 100.00% .........................................     $ 110,544,441
                                                                   =============

-------------------------------------------------------
*        Aggregate cost for Federal tax purposes.
(A) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate in effect at October 31, 1996.
AMBAC    American Municipal Bond Assurance Corp.
BAN      Bond Anticipation Notes
FGIC     Federal Guaranty Insurance Corp.
GO       General Obligation
HEFA     Health and Educational Facilities Authority
IDA      Industrial Development Authority
IDC      Industrial Development Corp.
LOC      Letter of Credit
MBIA     Municipal Bond Insurance Association
PCR      Pollution Control Revenue
SAN      Sewer Assessment Notes
SPA      Stand-by Purchase Agreement

                      See Notes to Financial Statements.

[LOGO OF FLEET GALAXY          Massachusetts Municipal Money Market Fund
 APPEARS HERE]                 PORTFOLIO OF INVESTMENTS
                               October 31, 1996


                                                                        Value
   Par Value                                                           (Note 2)
   ---------                                                           --------
MUNICIPAL SECURITIES - 91.49%

                   Alabama - 0.21%

$      100,000     North Alabama Environmental Improvement
                   Authority, PCR, Reynolds Metals
                   3.65%, 12/01/00 (A)
                   LOC: Bank of Nova Scotia...................     $    100,000
                                                                   ------------

                   Delaware - 0.64%

       300,000     Wilmington Hospital Revenue
                   Franciscan Health System, Series B
                   3.65%, 07/01/11 (A)
                   LOC: Societe Generale......................          300,000
                                                                   ------------

                   Kansas - 0.42%

       200,000     Burlington, PCR, Series 1985C-2
                   3.45%, 12/02/96
                   LOC: National Rural........................          200,000
                                                                   ------------

                   Massachusetts - 72.49%

     1,000,000     Andover, GO
                   State Aid Anticipation Note
                   3.75%, 12/20/96............................        1,000,196
     2,000,000     Barnstable, BAN
                   4.00%, 10/23/97............................        2,005,637
     1,000,000     Boston Water & Sewer Commission
                   General, Senior Series A
                   3.50%, 11/01/24 (A)
                   LOC: State Street Bank & Trust.............        1,000,000
     1,500,000     Braintree, BAN
                   3.63%, 12/20/96............................        1,500,115
     1,605,000     Dedham, BAN, GO
                   3.75%, 02/12/97............................        1,605,657
     1,110,322     Framingham, State Aid Anticipation Note
                   4.25%, 03/28/97............................        1,113,048
     1,140,000     Marlborough, GO
                   5.90%, 02/01/97............................        1,146,244
     1,000,000     Massachusetts Bay Transportation
                   Authority, Series C
                   3.50%, 11/06/96
                   LOC: West Deutsche Landesbank..............        1,000,000
     1,000,000     Massachusetts Bay Transportation
                   Authority, Series C
                   3.50%, 12/02/96............................        1,000,000
                   LOC: West Deutschebank
     2,000,000     Massachusetts Bay Transportation Authority
                   General Transportation System, Series 1984A
                   3.40%, 03/01/14 (A)
                   LOC: State Street Bank & Trust.............        2,000,000
     1,500,000     Massachusetts Municipal Wholesale
                   Electric Co., Power Supply System Revenue
                   Series C
                   3.45%, 07/01/19 (A)
                   LOC: Canadian Imperial Bank................        1,500,000
     4,650,000     Massachusetts State, GO, Series B
                   3.60%, 12/01/97 (A)
                   LOC: National Westminster..................        4,650,000
       100,000     Massachusetts State, GO, Series E
                   3.60%, 12/01/97 (A)
                   LOC: ABN-AMRO Bank.........................          100,000
     2,700,000     Massachusetts State HEFA
                   Capital Assets Program, Series D
                   3.55%, 01/01/35 (A)
                   Insured: MBIA; SPA: Credit Suisse..........        2,700,000
     2,000,000     Massachusetts State HEFA
                   Capital Asset Program, Series G-1
                   3.35%, 01/01/19 (A)
                   Insured: MBIA..............................        2,000,000
     2,000,000     Massachusetts State HEFA
                   Newton Wellesley Hospital, Series F
                   3.40%, 07/01/25 (A)
                   Insured: MBIA..............................        2,000,000
     1,000,000     Massachusetts State Housing Finance
                   Agency, Multi-Family, Series A
                   3.40%, 12/01/25 (A)........................        1,000,000
     1,000,000     Massachusetts State Industrial Finance
                   Agency, Governor Dummer Academy
                   3.50%, 07/01/26 (A)........................        1,000,000
     1,900,000     Massachusetts State Industrial Finance
                   Agency, Resource Recovery Revenue
                   Ogden Haverhill Project, Series A
                   3.35%, 12/01/06 (A)
                   LOC: Union Bank of Switzerland.............        1,900,000
     1,000,000     Massachusetts State Water Resource
                   Authority, Series 1994
                   3.55%, 01/10/97
                   LOC: Morgan Guaranty.......................        1,000,000
       638,000     Norwell, GO
                   4.50%, 10/01/97
                   Insured: FSA...............................          641,964
     2,000,000     Peabody, BAN
                   4.00%, 08/15/97............................        2,002,544
       250,000     Provincetown
                   3.60%, 12/01/96............................          250,000
                                                                   ------------
                                                                     34,115,405
                                                                   ------------

                   Missouri - 0.85%

       400,000     Missouri State HEFA
                   St. Louis University
                   3.75%, 12/01/05 (A)........................          400,000
                                                                   ------------

                   Ohio - 0.85%

       400,000     Montgomery County Hospital Revenue
                   Miami Valley Hospital, Series B
                   3.55%, 02/03/97
                   LOC: Northern Trust........................          400,000
                                                                   ------------

                      See Notes to Financial Statements.

[LOGO OF FLEET GALAXY          Massachusetts Municipal Money Market Fund
 APPEARS HERE]                 PORTFOLIO OF INVESTMENTS (continued)
                               October 31, 1996


                                                                        Value
   Par Value                                                           (Note 2)
   ---------                                                           --------
                   Oregon - 0.85%

$      400,000     Port St. Helens, PCR
                   Portland General Electric, Series B
                   3.65%, 06/01/10 (A)
                   LOC: Societe Generale......................     $    400,000
                                                                   ------------

                   Pennsylvania - 2.34%

       800,000     Delaware County, IDA, Airport Facilities
                   United Parcel Service Project
                   3.60%, 12/01/15 (A)........................          800,000
       300,000     St. Mary Hospital Authority, Hospital
                   Revenue, Franciscan Health System
                   Series C
                   3.60%, 12/01/24 (A)
                   LOC: Toronto Dominion......................          300,000
                                                                   ------------
                                                                      1,100,000
                                                                   ------------

                   Puerto Rico - 4.64%

       650,000     Puerto Rico Commonwealth Government
                   Development Bank
                   3.30%, 12/01/15 (A)
                   LOC: Credit Suisse.........................          650,000
     1,535,000     Puerto Rico Commonwealth Highway &
                   Transportation Authority, Series X
                   3.30%, 07/01/99 (A)
                   LOC: Union Bank of Switzerland.............        1,535,000
                                                                   ------------
                                                                      2,185,000
                                                                   ------------

                   South Carolina - 4.25%

     2,000,000     South Carolina Jobs Economic
                   Development Authority, St. Francis Hospital
                   3.65%, 07/01/22 (A)
                   LOC: Chemical Bank.........................        2,000,000
                                                                   ------------

                   Texas - 3.74%

       200,000     Grapevine, IDC
                   Multiple Mode, American Airlines, Series B3
                   3.65%, 12/01/24 (A)
                   LOC: Morgan Guaranty Trust.................          200,000
     1,000,000     Harris County Health Facilities
                   Development Corp., SHCSR
                   Sisters of Charity
                   3.40%, 11/12/96
                   LOC: Toronto Dominion......................        1,000,000
       200,000     Lone Star Airport Improvement Authority
                   Multiple Mode, Series A2
                   3.65%, 12/01/14 (A)
                   LOC: Royal Bank of Canada..................          200,000
       360,000     Texas Higher Education Authority, Inc.
                   Educational Equipment & Improvement
                   Series B
                   3.55%, 12/01/25 (A)
                   Insured: FGIC..............................          360,000
                                                                   ------------
                                                                      1,760,000
                                                                   ------------
                   Washington - 0.21%

       100,000     Washington State Public Power
                   Supply System, Nuclear Project No.1
                   Revenue, Series 1A-1
                   3.55%, 07/01/17 (A)
                   LOC: Bank of America                            $    100,000
                                                                   ------------
                   Total Municipal Securities.................       43,060,405
                                                                   ------------
                   (Cost $43,060,405)


      Shares
      ------
INVESTMENT COMPANIES-8.18%

     1,940,629     Dreyfus Massachusetts
                   Tax Exempt Money Market ..................         1,940,629
     1,911,084     Federated Municipal Trust
                   Massachusetts Municipal Cash Trust .......         1,911,084
                                                                   ------------
                   Total Investment Companies ...............         3,851,713
                                                                   ------------
                   (Cost $3,851,713)

Total Investments - 99.67% ..................................        46,912,118
                                                                   ------------
(Cost $46,912,118)*

Net Other Assets and Liabilities - 0.33% ....................           153,936
                                                                   ------------
Net Assets - 100.00% ........................................      $ 47,066,054
                                                                   ============

---------------------------------------------------
*        Aggregate cost for Federal tax purposes.
(A) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate in effect at October 31, 1996.
BAN      Bond Anticipation Notes
FGIC     Federal Guaranty Insurance Corp.
FSA      Financial Security Assurance, Inc.
GO       General Obligation
HEFA     Health and Educational Facilities Authority
IDA      Industrial Development Authority
IDC      Industrial Development Corp.
LOC      Letter of Credit
MBIA     Municipal Bond Insurance Association
PCR      Pollution Control Revenue
SHCSR    School Health Care System Revenue
SPA      Stand-by Purchase Agreement

                      See Notes to Financial Statements.

    [LOGO OF THE GALAXY                STATEMENTS OF ASSETS AND LIABILITIES
     FUND APPEARS HERE]                October 31, 1996

                                               Money Market          Government           Tax-Exempt         U.S. Treasury
                                                  Fund                  Fund                 Fund                Fund
                                               ------------          ----------           ----------         -------------

ASSETS:
  Investments (Note 2):
  Investments at cost........................ $  1,899,231,612     $    968,047,151      $   298,365,992      $  794,877,061
  Repurchase agreements......................      189,160,015           90,048,802                   --                  --
                                              ----------------     ----------------      ---------------      --------------
    Total investments at value...............    2,088,391,627        1,058,095,953          298,365,992         794,877,061
 Cash........................................               --                   --               75,956               1,512
 Receivable for shares sold..................          708,622               62,110            2,702,588             411,352
 Interest receivable.........................        9,823,828            5,900,895            1,369,408           4,425,020
 Receivable from investment adviser (Note 4).               --                   65                7,924                 309
 Deferred organizational expense (Note 2)....               --                   --                   --                 270
                                              ----------------     ----------------      ---------------      --------------
   Total Assets..............................    2,098,924,077        1,064,059,023          302,521,868         799,715,524
                                              ----------------     ----------------      ---------------      --------------

LIABILITIES:
 Dividends payable...........................        3,870,174            3,002,426              478,655           1,298,032
 Payable for shares repurchased..............        9,784,413              262,556                  347             448,305
 Investment advisory fee payable (Note 3)....          661,156              350,497              104,630             258,304
 Payable to Fleet and affiliates (Note 3)....          117,618               29,117                3,624              28,409
 Payable to FDISG (Note 3)...................          271,990              120,340               35,113              61,113
 Trustees' fees and expenses payable (Note 3)           15,748               10,165                2,494               8,036
 Payable to Custodian........................           15,084                   --                   --                  --
 Accrued expenses and other payables.........          653,947              113,869               42,133              51,854
                                              ----------------     ----------------      ---------------      --------------
   Total Liabilities.........................       15,390,130            3,888,970              666,996           2,154,053
                                              ----------------     ----------------      ---------------      --------------
NET ASSETS................................... $  2,083,533,947     $  1,060,170,053      $   301,854,872      $  797,561,471
                                              ================     ================      ===============      ==============
NET ASSETS consist of:
 Par value (Note 6).......................... $      2,084,662     $      1,061,088      $       302,006      $      798,039
 Paid-in capital in excess of par value......    2,082,569,001        1,060,026,847          301,704,411         797,241,402
 Undistributed (overdistributed) net
  investment income..........................          233,572              (45,378)             (19,974)            316,530
 Accumulated net realized gain (loss) on
  investments sold...........................       (1,353,288)            (872,504)            (131,571)           (794,500)
                                              ----------------     ----------------      ---------------      --------------
TOTAL NET ASSETS............................. $  2,083,533,947     $  1,060,170,053      $   301,854,872      $  797,561,471
                                              ================     ================      ===============      ==============
Retail Shares:
 Net assets.................................. $  1,159,311,794     $    326,411,214      $   117,547,870      $  443,230,426
 Shares of beneficial interest outstanding...    1,159,964,557          326,593,717          117,604,866         443,459,845
 NET ASSET VALUE, offering and redemption
  price per share............................ $           1.00     $           1.00      $          1.00      $         1.00
                                              ================     ================      ===============      ==============
Trust Shares:
 Net assets.................................. $    924,222,153     $    733,758,839      $   184,307,002      $  354,331,045
 Shares of beneficial interest outstanding...      924,697,009          734,494,218          184,401,550         354,579,593
 NET ASSET VALUE, offering and redemption
  price per share............................ $           1.00     $           1.00      $          1.00      $         1.00
                                              ================     ================      ===============      ==============



                      See Notes to Financial Statements.

    [LOGO OF THE GALAXY                STATEMENTS OF ASSETS AND LIABILITIES
     FUND APPEARS HERE]                October 31, 1996


                                                 Connecticut Municipal       Massachusetts Municipal
                                                  Money Market Fund             Money Market Fund
                                                 ---------------------       ------------------------

ASSETS:
 Investments (Note 2):
  Investments at cost........................      $  110,090,591               $  46,912,118
  Repurchase agreements......................                  --                          --
                                                   --------------               -------------
    Total investments at value...............         110,090,591                  46,912,118
 Cash........................................                  --                       3,116
 Receivable for shares sold..................                  --                       1,500
 Interest receivable.........................             673,131                     214,357
 Receivable from investment adviser (Note 4).              20,484                      47,314
 Deferred organizational expense (Note 2)....                  --                          --
                                                   --------------               -------------
   Total Assets..............................         110,784,206                  47,178,405
                                                   --------------               -------------

LIABILITIES:
 Dividends payable...........................              85,582                      42,265
 Payable for shares repurchased..............              28,067                         957
 Investment advisory fee payable (Note 3)....              34,824                      15,337
 Payable to Fleet and affiliates (Note 3)....              21,677                       7,687
 Payable to FDISG (Note 3)...................              27,602                      12,730
 Trustees' fees and expenses payable (Note 3)               1,290                         561
 Payable to Custodian........................               6,018                          --
 Accrued expenses and other payables.........              34,705                      32,814
                                                   --------------               -------------
   Total Liabilities.........................             239,765                     112,351
                                                   --------------               -------------
NET ASSETS...................................      $  110,544,441               $  47,066,054
                                                   ==============               =============
NET ASSETS consist of:
 Par value (Note 6)..........................      $      110,554               $      47,078
 Paid-in capital in excess of par value......         110,449,573                  47,031,556
 Undistributed (overdistributed) net
  investment income..........................             (8,250)                         --
 Accumulated net realized gain (loss) on                  (7,436)                    (12,580)
  investments sold...........................      --------------               -------------
                                                   $  110,544,441               $  47,066,054
TOTAL NET ASSETS.............................      ==============               =============

Retail Shares:
 Net assets..................................      $  110,544,441               $  47,066,054
 Shares of beneficial interest outstanding...         110,553,508                  47,078,470
 NET ASSET VALUE, offering and redemption          $         1.00               $        1.00
  price per share............................      ==============               =============

Trust Shares:
 Net assets..................................                 N/A                         N/A
 Shares of beneficial interest outstanding...                 N/A                         N/A
 NET ASSET VALUE, offering and redemption
  price per share............................                 N/A                         N/A
                                                  ===============               =============

                       See Notes to Financial Statements

     [LOGO OF THE GALAXY               STATEMENTS OF OPERATIONS
      FUND APPEARS HERE]               For the year ended October 31, 1996

                                                      Money Market          Government          Tax-Exempt          U.S. Treasury
                                                         Fund                  Fund                Fund                 Fund
                                                      ------------          ----------          ----------          -------------
INVESTMENT INCOME:
 Interest (Note 2).................................   $  99,750,826        $  52,319,000       $  11,134,666        $  35,539,430
                                                      -------------        -------------        ------------        -------------
EXPENSES:
 Investment advisory fee (Note 3):
   Shawmut Bank, N.A...............................              --                   --                  --                   --
   Fleet Investment Advisors Inc...................       7,345,438            3,903,784           1,287,527            2,716,788
 Administration fee (Note 3):
   Federated Administrative Services...............              --                   --                  --                   --
   FDISG...........................................       1,556,983              828,248             273,302              577,419
 Custodian fee (Note 3)............................          54,942               39,051              30,704               22,122
 Fund accounting fee (Note 3)......................         141,494              117,468              74,471               86,339
 Legal fee (Note 3)................................          89,569               64,979              16,903               34,678
 Audit fee.........................................          10,394               18,259              14,078               16,099
 Shareholder servicing fee (Note 3)................         765,457              320,372             125,962              348,084
 Transfer agent fee (Note 3).......................       1,757,777              417,741              70,682              255,733
 Trustees' fees and expenses (Note 3)..............          57,275               35,567               8,978               23,737
 Amortization of organization costs (Note 2).......              --                   --                  --                  623
 Reports to shareholders (Note 3)..................         424,848              115,022              11,986               59,224
 Registration fee..................................         448,095               31,982               9,017               15,398
 Insurance.........................................          21,854               36,935               6,175                9,981
 Miscellaneous.....................................         161,712               16,487               6,753                4,420
                                                      -------------        -------------        ------------        -------------
   Total expenses before
     reimbursement/waiver (Note 4).................      12,835,838            5,945,895           1,936,538            4,170,645
                                                      -------------        -------------        ------------        -------------
   Less: reimbursement/waiver (Note 4).............        (628,610)            (126,769)            (16,727)                (829)
                                                      -------------        -------------        ------------        -------------
      Total expenses net of reimbursement
       /waiver.....................................      12,207,228            5,819,126           1,919,811            4,169,816
                                                      -------------        -------------        ------------        -------------
NET INVESTMENT INCOME..............................      87,543,598           46,499,874           9,214,855           31,369,614
                                                      -------------        -------------        ------------        -------------
NET REALIZED GAIN (LOSS)
 ON INVESTMENTS SOLD (Note 2)......................         (43,235)              47,761              (7,422)             113,403
                                                      -------------        -------------        ------------        -------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS...................................   $  87,500,363        $  46,547,635        $  9,207,433        $  31,483,017
                                                      =============        =============        ============        =============



                      See Notes to Financial Statements.

     [LOGO OF THE GALAXY               STATEMENTS OF OPERATIONS
      FUND APPEARS HERE]               For the year ended October 31, 1996

                                                       Connecticut Municipal       Massachusetts Municipal
                                                        Money Market Fund            Money Market Fund
                                                       ---------------------       -----------------------
INVESTMENT INCOME:
 Interest (Note 2).................................       $  3,610,549                 $  1,429,025
                                                          ------------                 ------------
EXPENSES:
 Investment advisory fee (Note 3):
   Shawmut Bank, N.A...............................             43,242                       17,003
   Fleet Investment Advisors Inc...................            386,073                      154,616
 Administration fee (Note 3):
   Federated Administrative Services...............             12,973                        5,101
   FDISG...........................................             81,178                       32,643
 Custodian fee (Note 3)............................             11,199                        9,813
 Fund accounting fee (Note 3)......................             30,884                       23,615
 Legal fee (Note 3)................................              4,973                        1,941
 Audit fee.........................................              8,701                        8,822
 Shareholder servicing fee (Note 3)................            104,877                       38,441
 Transfer agent fee (Note 3).......................             16,413                        8,909
 Trustees' fees and expenses (Note 3)..............              3,736                        1,495
 Amortization of organization costs (Note 2).......                 --                           --
 Reports to shareholders (Note 3)..................             16,998                       14,437
 Registration fee..................................             30,333                       30,198
 Insurance.........................................              1,605                        1,616
 Miscellaneous.....................................             13,682                          817
                                                          ------------                 ------------
   Total expenses before                                       766,867                      349,467
     reimbursement/waiver (Note 4).................       ------------                 ------------
                                                               (93,862)                     (90,548)
   Less: reimbursement/waiver (Note 4).............       ------------                 ------------
                                                               673,005                      258,919
      Total expenses net of reimbursement                 ------------                 ------------
       /waiver.....................................          2,937,544                    1,170,106
                                                          ------------                 ------------
NET INVESTMENT INCOME..............................

NET REALIZED GAIN (LOSS)                                          (817)                     (12,416)
 ON INVESTMENTS SOLD (Note 2)......................       ------------                 ------------

NET INCREASE IN NET ASSETS RESULTING
 FROM  OPERATIONS..................................       $  2,936,727                 $  1,157,690
                                                          ============                 ============

                      See Notes to Financial Statements.

[LOGO OF THE GALAXY                    STATEMENTS OF CHANGES IN NET ASSETS
 FUND APPEARS HERE]

                                                                   Money Market Fund                     Government  Fund
                                                            ---------------------------------    ---------------------------------
                                                                 Years ended October 31,              Years ended October 31,
                                                            ---------------------------------    ---------------------------------
                                                                 1996               1995              1996                1995
                                                             -------------      -------------     -------------      -------------


NET ASSETS at beginning of period.........................  $  914,816,047     $  797,398,959    $  999,474,334     $  759,106,251
                                                            --------------     --------------    --------------     --------------

Increase (Decrease) in Net Assets
  resulting from operations:
    Net investment income.................................      87,543,598         45,307,493        46,499,874         47,733,613
    Net realized gain (loss) on investments sold..........         (43,235)            37,848            47,761             66,217
                                                            --------------     --------------    --------------     --------------
      Net increase in net assets
      resulting from operations...........................      87,500,363         45,345,341        46,547,635         47,799,830
                                                            --------------     --------------    --------------     --------------

Dividends to shareholders from:
  Retail Shares:
    Net investment income.................................      (44,808,226)      (27,715,120)      (14,950,690)       (13,760,220)
    Dividends in excess of net investment income..........              --                 --           (14,560)           (14,560)
                                                            --------------     --------------    --------------     --------------
     Total Dividends......................................     (44,808,226)       (27,715,120)      (14,965,250)       (13,774,780)
                                                            --------------     --------------    --------------     --------------
  Trust Shares:
    Net investment income.................................     (42,735,672)       (17,592,373)      (31,503,806)       (33,928,015)
    Dividends in excess of net investment income..........              --                 --           (30,818)           (30,818)
                                                            --------------     --------------    --------------     --------------
     Total Dividends......................................     (42,735,672)       (17,592,373)      (31,534,624)       (33,958,833)
                                                            --------------     --------------    --------------     --------------

      Total Dividends to shareholders.....................     (87,543,898)       (45,307,493)      (46,499,874)       (47,733,613)
                                                            --------------     --------------    --------------     --------------

Net increase (decrease) from
  share transactions/(1)/.................................   1,168,761,435        117,379,240        60,647,958        240,301,866
                                                            --------------     --------------    --------------     --------------

    Net increase (decrease) in net assets.................   1,168,717,900        117,417,088        60,695,719        240,368,083
                                                            --------------     --------------    --------------     --------------

NET ASSETS at end of period (including line A)............  $2,083,533,947     $  914,816,047    $1,060,170,053     $  999,474,334
                                                            ==============     ==============    ==============     ==============

(A) Undistributed (overdistributed)
     net investment income................................  $      233,572     $      233,872    $      (45,378)    $      (45,378)
                                                            ==============     ==============    ==============     ==============

------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 31 and 32.


                       See Notes to Financial Statements

[LOGO OF THE GALAXY                    STATEMENTS OF CHANGES IN NET ASSETS
 FUND APPEARS HERE]

                                                                   Tax-Exempt Fund                       U.S. Treasury Fund
                                                            ---------------------------------    ---------------------------------
                                                                 Years ended October 31,              Years ended October 31,
                                                            ---------------------------------    ---------------------------------
                                                                 1996               1995              1996                1995
                                                             -------------      -------------     -------------      -------------


NET ASSETS at beginning of period.........................  $  307,761,973     $  271,049,871    $  589,657,171     $  466,992,827
                                                            --------------     --------------    --------------     --------------


Increase (Decrease) in Net Assets
  resulting from operations:
    Net investment income.................................       9,214,855         9,379,233         31,369,614        26,699,713
    Net realized gain (loss) on investments sold..........          (7,422)           (3,848)           113,403           143,680
                                                            --------------     --------------    --------------     --------------

      Net increase in net assets
      resulting from operations...........................       9,207,433          9,375,385        31,483,017         26,843,393
                                                            --------------     --------------    --------------     --------------


Dividends to shareholders from:
  Retail Shares:
    Net investment income.................................      (3,693,979)        (3,605,651)      (16,420,997)       (12,819,050)
    Dividends in excess of net investment income..........          (7,790)            (8,338)               --                 --
                                                            --------------     --------------    --------------     --------------
      Total Dividends.....................................      (3,701,769)        (3,613,989)      (16,420,997)       (12,819,050)
                                                            --------------     --------------    --------------     --------------

  Trust Shares:
    Net investment income.................................      (5,500,678)        (5,753,384)      (14,948,617)       (13,880,663)
    Dividends in excess of net investment income..........         (12,184)           (11,860)               --                 --
                                                            --------------     --------------    --------------     --------------
     Total Dividends......................................      (5,512,862)        (5,765,244)      (14,948,617)       (13,880,663)
                                                            --------------     --------------    --------------     --------------
     Total Dividends to shareholders......................      (9,214,631)        (9,379,233)      (31,369,614)       (26,699,713)
                                                            --------------     --------------    --------------     --------------

Net increase (decrease) from
  share transactions/(1)/.................................      (5,899,903)        36,715,950       207,790,897        122,520,664
                                                            --------------     --------------    --------------     --------------


    Net increase (decrease) in net assets.................      (5,907,101)        36,712,102       207,904,300        122,664,344
                                                            --------------     --------------    --------------     --------------


NET ASSETS  at end of period (including line A)...........  $  301,854,872     $  307,761,973    $  797,561,471     $  589,657,171
                                                            ==============     ==============    ==============     ==============

(A) Undistributed (overdistributed)
      net investment income...............................  $      (19,974)    $      (20,198)   $      316,530     $      316,530
                                                            ==============     ==============    ==============     ==============

------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 31 and 32.


                       See Notes to Financial Statements.

[LOGO OF THE GALAXY
 FUND APPEARS HERE]                    STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Connecticut Municipal                Massachusetts Municipal
                                                                   Money Market Fund                     Money Market Fund
                                                            ---------------------------------    ---------------------------------
                                                                 Years ended October 31,              Years ended October 31,
                                                            ---------------------------------    ---------------------------------
                                                                 1996               1995              1996                1995
                                                             -------------      -------------     -------------      -------------


NET ASSETS at beginning of period.........................  $  102,636,161     $  115,016,804    $   40,326,146     $   31,516,428
                                                            --------------     --------------    --------------     --------------


Increase (Decrease) in Net Assets
  resulting from operations:
   Net investment income..................................       2,937,544          3,221,080         1,170,106          1,065,404
   Net realized gain (loss) on investments sold...........            (817)                --           (12,416)                --
                                                            --------------     --------------    --------------     --------------

     Net increase (decrease) in net
      assets resulting from operations....................        2,936,727         3,221,080         1,157,690          1,065,404
                                                            --------------     --------------    --------------     --------------


Dividends to shareholders from:
  Retail Shares:
    Net investment income.................................      (2,937,544)        (2,176,450)       (1,170,106)        (1,065,404)
    Dividends in excess of net investment income..........          (8,250)                --                --                 --
                                                            --------------     --------------    --------------     --------------

      Total Dividends.....................................      (2,945,794)        (2,176,450)       (1,170,106)        (1,065,404)
                                                            --------------     --------------    --------------     --------------

  Trust Shares:
    Net investment income.................................              --         (1,044,630)               --                 --
    Dividends in excess of net investment income..........              --                 --                --                 --
                                                            --------------     --------------    --------------     --------------

      Total Dividends.....................................              --         (1,044,630)               --                 --
                                                            --------------     --------------    --------------     --------------


       Total Dividends to shareholders....................      (2,945,794)        (3,221,080)       (1,170,106)        (1,065,404)
                                                            --------------     --------------    --------------     --------------

Net increase (decrease) from
  share transactions/(1)/.................................       7,917,347        (12,380,643)        6,752,324          8,809,718
                                                            --------------     --------------    --------------     --------------


    Net increase (decrease) in net assets.................       7,908,280        (12,380,643)        6,739,908          8,809,718
                                                            --------------     --------------    --------------     --------------


 NET ASSETS at end of period (including line A)...........  $  110,544,441     $  102,636,161    $   47,066,054     $   40,326,146
                                                            ==============     ==============    ==============     ==============

(A) Undistributed (overdistributed)
      net investment income...............................  $       (8,250)    $           --    $           --     $           --
                                                            ==============     ==============    ==============     ==============

--------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on page 32.



                       See Notes to Financial Statements.

[LOGO OF M.M. FUNDS         STATEMENTS OF CHANGES IN NET ASSETS -
  APPEARS HERE]             Capital Stock Activity

                                                        Money Market Fund                         Government Fund
                                               ------------------------------------      -----------------------------------
                                                      Years ended October 31,                 Years ended October 31,
                                               ------------------------------------      -----------------------------------
                                                    1996                  1995                1996                 1995
                                               ---------------      ---------------      --------------      ---------------
DOLLAR AMOUNTS
Retail Shares:
   Sold ....................................   $ 2,569,450,390      $ 1,445,098,060      $  690,219,757      $   712,147,106
   Issued in connection with
     acquisition (Note 9) ..................       267,075,370                   --                  --                   --
   Issued to shareholders in
     reinvestment of dividends .............        44,351,046           27,461,273          14,857,984           12,994,355
   Retail Shares exchanged
     for Trust Shares ......................                --         (331,747,252)                 --         (599,306,852)
   Repurchased .............................    (2,302,302,319)      (1,357,935,592)       (699,477,779)        (564,978,965)
                                               ---------------      ---------------      --------------      ---------------
     Net increase (decrease) in
        shares outstanding .................   $   578,574,487      $  (217,123,511)     $    5,599,962      $  (439,144,356)
                                               ===============      ===============      ==============      ===============

Trust Shares:
   Sold ....................................    $2,715,304,160      $ 1,570,072,835      $1,594,273,956      $ 1,848,815,024
   Issued in connection with
     acquisition (Note 9) ..................       511,455,645                   --                  --                   --
   Issued to shareholders in
     reinvestment of dividends .............           601,681              359,911             657,170              698,987
   Retail Shares exchanged
     for Trust Shares ......................                --          331,747,252                  --          599,306,852
   Repurchased .............................    (2,637,174,538)      (1,567,677,247)     (1,539,883,130)      (1,769,374,641)
                                               ---------------      ---------------      --------------      ---------------
     Net increase (decrease) in
        shares outstanding .................   $   590,186,948      $   334,502,751      $   55,047,996      $   679,446,222
                                               ===============      ===============      ==============      ===============

SHARE ACTIVITY
Retail Shares:
   Sold ....................................     2,569,450,390        1,445,098,060         690,219,757          712,147,106
   Issued in connection with
     acquisition (Note 9) ..................       267,079,142                   --                  --                   --
   Issued to shareholders in
     reinvestment of dividends .............        44,351,046           27,461,273          14,857,984           12,994,355
   Retail Shares exchanged
     for Trust Shares ......................                --         (331,747,252)                 --         (599,306,852)
   Repurchased .............................    (2,302,302,319)      (1,357,935,592)       (699,477,779)        (564,978,965)
                                               ---------------      ---------------      --------------      ---------------
     Net increase (decrease) in
        shares outstanding .................       578,578,259         (217,123,511)          5,599,962         (439,144,356)
                                               ===============      ===============      ==============      ===============

Trust Shares:
   Sold ....................................     2,715,304,160        1,570,072,835       1,594,273,956        1,848,815,024
   Issued in connection with
     acquisition (Note 9) ..................       511,462,955                   --                  --                   --
   Issued to shareholders in
     reinvestment of dividends .............           601,681              359,911             657,170              698,987
   Retail Shares exchanged
     for Trust Shares ......................                --          331,747,252                  --          599,306,852
   Repurchased .............................    (2,637,174,538)      (1,567,677,247)     (1,539,883,130)      (1,769,374,641)
                                               ---------------      ---------------      --------------      ---------------
    Net increase (decrease) in
        shares outstanding .................       590,194,258          334,502,751          55,047,996          679,446,222
                                               ===============      ===============      ==============      ===============
                                                          Tax-Exempt Fund
                                                -----------------------------------
                                                       Years ended October 31,
                                                -----------------------------------
                                                      1996               1995
                                                ---------------    ----------------
DOLLAR AMOUNTS
Retail Shares:
   Sold ....................................    $   320,444,954    $    253,791,401
   Issued in connection with
     acquisition (Note 9) ..................                 --                  --
   Issued to shareholders in
     reinvestment of dividends .............          3,692,232           3,601,508
   Retail Shares exchanged
     for Trust Shares ......................                 --        (170,424,138)
   Repurchased .............................       (333,641,800)       (231,049,660)
                                                ---------------    ----------------
     Net increase (decrease) in
        shares outstanding .................    $    (9,504,614)   $   (144,080,889)
                                                ===============    ================

Trust Shares:
   Sold ....................................    $   224,132,385    $    231,604,600
   Issued in connection with
     acquisition (Note 9) ..................                 --                  --
   Issued to shareholders in
     reinvestment of dividends .............             27,737               1,439
   Retail Shares exchanged
     for Trust Shares ......................                 --         170,424,138
   Repurchased .............................       (220,555,411)       (221,233,338)
                                                ---------------    ----------------
     Net increase (decrease) in
        shares outstanding .................    $     3,604,711    $    180,796,839
                                                ===============    ================

SHARE ACTIVITY
Retail Shares:
   Sold ....................................        320,444,954         253,791,401
   Issued in connection with
     acquisition (Note 9) ..................                 --                  --
   Issued to shareholders in
     reinvestment of dividends .............          3,692,232           3,601,508
   Retail Shares exchanged
     for Trust Shares ......................                 --        (170,424,138)
   Repurchased .............................       (333,641,800)       (231,049,660)
                                                ---------------    ----------------
     Net increase (decrease) in
        shares outstanding .................         (9,504,614)       (144,080,889)
                                                ===============    ================

Trust Shares:
   Sold ....................................        224,132,385         231,604,600
   Issued in connection with
     acquisition (Note 9) ..................                 --                  --
   Issued to shareholders in
     reinvestment of dividends .............             27,737               1,439
   Retail Shares exchanged
     for Trust Shares ......................                 --         170,424,138
   Repurchased .............................       (220,555,411)       (221,233,338)
                                                ---------------    ----------------
    Net increase (decrease) in
        shares outstanding .................          3,604,711         180,796,839
                                                ===============     ===============



                       See Notes to Financial Statements.

[LOGO OF M.M. FUNDS   STATEMENTS OF CHANGES IN NET ASSETS -
   APPEARS HERE]      Capital Stock Activity (continued)

                                                                                                Connecticut Municipal
                                                        U.S. Treasury Fund                        Money Market Fund
                                              -------------------------------------    -------------------------------------
                                                      Years ended October 31,                  Years ended October 31,
                                              -------------------------------------    -------------------------------------
                                                    1996                1995                 1996                 1995
                                              ----------------    -----------------    ----------------     ----------------
DOLLAR AMOUNTS
Retail Shares:
   Sold ...................................   $    853,166,073    $     563,677,781    $    259,542,285     $     91,123,997
   Issued to shareholders in
     reinvestment of dividends ............         16,296,206           12,770,628           1,891,469            2,171,244
   Retail Shares exchanged
     for Trust Shares .....................                 --         (238,429,770)                 --                   --
   Repurchased ............................       (744,916,145)        (486,832,805)       (253,516,407)        (102,486,267)
                                              ----------------    -----------------    ----------------     ----------------
     Net increase (decrease) in
        shares outstanding ................   $    124,546,134    $    (148,814,166)   $      7,917,347     $     (9,191,026)
                                              ================    =================    ================     ================

Trust Shares:
   Sold ...................................   $    884,449,801    $     708,739,059                 N/A     $     64,377,465
   Issued to shareholders in
     reinvestment of dividends ............            282,478              266,550                 N/A                   --
   Retail Shares exchanged
     for Trust Shares .....................                 --          238,429,770                 N/A                   --
   Repurchased ............................       (801,487,516)        (676,100,549)                N/A          (67,567,082)
                                              ----------------    -----------------    ----------------     ----------------
     Net increase (decrease) in
        shares outstanding ................   $     83,244,763    $     271,334,830                 N/A     $     (3,189,617)
                                              ================    =================    ================     ================

SHARE ACTIVITY
Retail Shares:
   Sold ...................................        853,166,073          563,677,781         259,542,285           91,123,997
   Issued to shareholders in
     reinvestment of dividends ............         16,296,206           12,770,628           1,891,469            2,171,244
   Retail Shares exchanged
     for Trust Shares .....................                 --         (238,429,770)                 --                   --
   Repurchased ............................       (744,916,145)        (486,832,805)       (253,516,407)        (102,486,267)
                                              ----------------    -----------------    ----------------     ----------------
     Net increase (decrease) in
        shares outstanding ................        124,546,134         (148,814,166)          7,917,347           (9,191,026)
                                              ================    =================    ================     ================

Trust Shares:
   Sold ...................................        884,449,801          708,739,059                 N/A           64,377,465
   Issued to shareholders in
     reinvestment of dividends ............            282,478              266,550                 N/A                   --
   Retail Shares exchanged
     for Trust Shares .....................                 --          238,429,770                 N/A                   --
   Repurchased ............................       (801,487,516)        (676,100,549)                N/A          (67,567,082)
                                              ----------------    -----------------    ----------------     ----------------
     Net increase (decrease) in
        shares outstanding ................         83,244,763          271,334,830                 N/A           (3,189,617)
                                              ================    =================    ================     ================


                                                     Massachusetts Municipal
                                                        Money Market Fund
                                              -------------------------------------
                                                     Years ended October 31,
                                              -------------------------------------
                                                    1996                1995
                                              ----------------    -----------------
DOLLAR AMOUNTS
Retail Shares:
   Sold ...................................   $     72,519,201    $      81,833,286
   Issued to shareholders in
     reinvestment of dividends ............            679,571              562,598
   Retail Shares exchanged
     for Trust Shares .....................                 --                   --
   Repurchased ............................        (66,446,448)         (73,586,166)
                                              ----------------    -----------------
     Net increase (decrease) in
        shares outstanding ................   $      6,752,324    $       8,809,718
                                              ================    =================

Trust Shares:
   Sold ...................................                N/A                  N/A
   Issued to shareholders in
     reinvestment of dividends ............                N/A                  N/A
   Retail Shares exchanged
     for Trust Shares .....................                N/A                  N/A
   Repurchased ............................                N/A                  N/A
                                              ----------------    -----------------
     Net increase (decrease) in
        shares outstanding ................                N/A                  N/A
                                              ================    =================

SHARE ACTIVITY
Retail Shares:
   Sold ...................................         72,519,201           81,833,286
   Issued to shareholders in
     reinvestment of dividends ............            679,571              562,598
   Retail Shares exchanged
     for Trust Shares .....................                 --                   --
   Repurchased ............................        (66,446,448)         (73,586,166)
                                              ----------------    -----------------
     Net increase (decrease) in
        shares outstanding ................          6,752,324            8,809,718
                                              ================    =================

Trust Shares:
   Sold ...................................                N/A                  N/A
   Issued to shareholders in
     reinvestment of dividends ............                N/A                  N/A
   Retail Shares exchanged
     for Trust Shares .....................                N/A                  N/A
   Repurchased ............................                N/A                  N/A
                                              ----------------    -----------------
     Net increase (decrease) in
        shares outstanding ................                N/A                  N/A
                                              ================    =================


                       See Notes to Financial Statements.

[LOGO OF M.M. FUNDS     Money Market Fund
   APPEARS HERE]        FINANCIAL HIGHLIGHTS
                        For a Retail A Share outstanding throughout each period.

                                                                                   Years ended October 31,
                                                        -------------------------------------------------------------------------
                                                           1996               1995          1994(1)        1993(1)        1992(1)
                                                        ----------          --------       --------       --------       --------
 Net Asset Value, Beginning of Period ...............   $     1.00          $   1.00       $   1.00       $   1.00       $   1.00
                                                        ----------          --------       --------       --------       --------
 Income from Investment Operations:
      Net investment income (A) .....................         0.05              0.05           0.03           0.03           0.04
      Net realized gain (loss) on investments .......           --                --             --             --             --
                                                        ----------          --------       --------       --------       --------
      Total from Investment Operations: .............         0.05              0.05           0.03           0.03           0.04
                                                        ----------          --------       --------       --------       --------
 Less Dividends:
      Dividends from net investment income ..........        (0.05)            (0.05)         (0.03)         (0.03)         (0.04)
      Dividends from net realized capital gains (B)..           --                --             --             --             --
                                                        ----------          --------       --------       --------       --------
      Total Dividends: ..............................        (0.05)            (0.05)         (0.03)         (0.03)         (0.04)
                                                        ----------          --------       --------       --------       --------
 Net increase (decrease) in net asset value .........           --                --             --             --             --
                                                        ----------          --------       --------       --------       --------
 Net Asset Value, End of Period .....................   $     1.00          $   1.00       $   1.00       $   1.00       $   1.00
                                                        ==========          ========       ========       ========       ========

 Total Return (C) ...................................         4.78%             5.23%          3.35%          2.78%          4.07%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) ..................   $1,159,312          $580,762       $797,399       $577,558       $590,911
 Ratios to average net assets:
      Net investment income
      including reimbursement/waiver ................         4.67%             5.12%          3.38%          2.74%          3.74%
      Operating expenses
      including reimbursement/waiver ................         0.77%             0.74%          0.64%          0.63%          0.58%
      Operating expenses
      excluding reimbursement/waiver ................         0.80%             0.76%          0.64%          0.63%          0.58%

--------------------------------------------------------------------------------
(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail A Shares and the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                            Years ended October 31,
            ---------------------------------------------------------
             1996        1995       1994(1)      1993(1)      1992(1)
            ------      -------     -------      -------      -------
            $ 0.05      $  0.05     $  0.03      $  0.03      $  0.04


(B) Represents less than $0.01 per share for year 1992.
(C) Total return for 1994 includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 5). Without this capital contribution, the total return would have been 3.35%.






                       See Notes to Financial Statements.

[LOGO OF M.M. FUNDS        Money Market Fund
 APPEARS HERE]             FINANCIAL HIGHLIGHTS
                           For a Trust Share outstanding throughout each period.

                                                                       Years ended October 31,
                                                                -----------------------------------
                                                                    1996                  1995(1)
                                                                -----------            ------------
Net Asset Value, Beginning of Period ...................           $   1.00            $   1.00
                                                                   --------            --------
Income from Investment Operations:
      Net investment income (A) ........................               0.05                0.05
      Net realized gain (loss) on investments ..........                 --                  --
                                                                   --------            --------
      Total from Investment Operations: ................               0.05                0.05
                                                                   --------            --------
Less Dividends:
      Dividends from net investment income .............              (0.05)              (0.05)
      Dividends from net realized capital gains ........                 --                  --
                                                                   --------            --------
      Total Dividends: .................................              (0.05)              (0.05)
                                                                   --------            --------
Net increase (decrease) in net asset value .............                 --                  --
                                                                   --------            --------
Net Asset Value, End of Period .........................           $   1.00            $   1.00
                                                                   ========            ========

Total Return ...........................................               5.00%               5.43%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ......................           $924,222            $334,054
 Ratios to average net assets:
      Net investment income
       including reimbursement/waiver ..................               4.89%               5.30%
      Operating expenses
       including reimbursement/waiver ...................              0.55%               0.55%
      Operating expenses
       excluding reimbursement/waiver ...................              0.58%               0.56%

--------------------------------------------------
(1) On November 1, 1994, the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                            Years ended October 31,
                          --------------------------
                            1996              1995
                          --------          --------
                           $ 0.05            $ 0.05




                      See Notes to Financial Statements.

[LOGO OF M.M. FUNDS     Government Fund
 APPEARS HERE]          FINANCIAL HIGHLIGHTS
                        For a Retail A Share outstanding throughout each period.


                                                                                     Years ended October 31,
                                                          --------------------------------------------------------------------------
                                                            1996                1995          1994(1)        1993(1)         1992(1)
                                                          --------            --------       --------       --------        -------

 Net Asset Value, Beginning of Period .................   $   1.00            $   1.00       $   1.00       $   1.00        $  1.00
                                                          --------            --------       --------       --------        -------
 Income from Investment Operations:
    Net investment income (A) .........................       0.05                0.05           0.03           0.03           0.04
    Net realized gain (loss) on investments ...........         --                  --             --             --             --
                                                          --------            --------       --------       --------        -------
       Total from Investment Operations: ..............       0.05                0.05           0.03           0.03           0.04
                                                          --------            --------       --------       --------        -------
 Less Dividends:
    Dividends from net investment income ..............      (0.05)              (0.05)         (0.03)         (0.03)         (0.04)
    Dividends from net realized capital gains (B) .....         --                  --             --             --             --
                                                          --------            --------       --------       --------        -------
      Total Dividends: ................................      (0.05)              (0.05)         (0.03)         (0.03)         (0.04)
                                                          --------            --------       --------       --------        -------
    Net increase (decrease) in net asset value ........         --                  --             --             --             --
                                                          --------            --------       --------       --------        -------
 Net Asset Value, End of Period .......................   $   1.00            $   1.00       $   1.00       $   1.00        $  1.00
                                                          ========            ========       ========       ========        =======

 Total Return (C) .....................................       4.72%               5.20%          3.49%          2.83%          4.19%


 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) ....................   $326,411            $320,795       $759,106       $685,304       $636,338
 Ratios to average net assets:
    Net investment income
       including reimbursement/waiver .................       4.62%               5.11%          3.36%          2.79%          3.67%
    Operating expenses
       including reimbursement/waiver .................       0.75%               0.73%          0.54%          0.55%          0.53%
    Operating expenses
       excluding reimbursement/waiver .................       0.76%               0.74%          0.54%          0.55%          0.53%



--------------------------------------------------------------------------------
(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail A Shares and the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                              Years ended October 31,
                   --------------------------------------------
                    1996    1995    1994(1)   1993(1)   1992(1)
                   ------  ------  --------  --------  --------
                   $ 0.05  $ 0.05  $  0.03   $  0.03   $  0.04


(B) Represents less than $0.01 per share for year 1992.
(C) Total return for 1994 includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 5). Without this capital contribution, the total return would have been 3.49%.




                       See Notes to Financial Statements.

[LOGO OF M.M. FUNDS        Government Fund
   APPEARS HERE]           FINANCIAL HIGHLIGHTS
                           For a Trust Share outstanding throughout each period.

                                                                        Years ended October 31,
                                                                --------------------------------------
                                                                    1996                     1995(1)
                                                                ------------              ------------
Net Asset Value, Beginning of Period ...................          $   1.00                  $   1.00
                                                                  --------                  --------
Income from Investment Operations:
   Net investment income (A) ...........................              0.05                      0.05
   Net realized gain (loss) on investments .............                --                        --
                                                                  --------                  --------
      Total from Investment Operations: ................              0.05                      0.05
                                                                  --------                  --------
Less Dividends:
   Dividends from net investment income ................             (0.05)                    (0.05)
   Dividends from net realized capital gains ...........                --                        --
                                                                  --------                  --------
      Total Dividends: .................................             (0.05)                    (0.05)
                                                                  --------                  --------
Net increase (decrease) in net asset value .............                --                        --
                                                                  --------                  --------
Net Asset Value, End of Period .........................          $   1.00                  $   1.00
                                                                  ========                  ========

Total Return ...........................................              4.95%                     5.39%

Ratio/Supplemental Data:
Net Assets, End of Period (000's) ......................          $733,759                  $678,679
 Ratios to average net assets:
   Net investment income
      including reimbursement/waiver ...................              4.85%                     5.27%
   Operating expenses
      including reimbursement/waiver ...................              0.52%                     0.53%
   Operating expenses
       excluding reimbursement/waiver ..................              0.53%                     0.54%

--------------------------------------------------
(1) On November 1, 1994, the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:


                            Years ended October 31,
                          --------------------------
                             1996            1995
                          ---------        ---------
                           $ 0.05           $ 0.05






                       See Notes to Financial Statements.

[LOGO OF M.M. FUNDS     Tax-Exempt Fund
 APPEARS HERE]          FINANCIAL HIGHLIGHTS
                        For a Retail A Share outstanding throughout each period.

                                                                                   Years ended October 31,
                                                       ----------------------------------------------------------------------------
                                                         1996                1995           1994(1)         1993(1)         1992(1)
                                                       --------            --------        --------        --------        --------
Net Asset Value, Beginning of Period.............      $   1.00            $   1.00        $   1.00        $   1.00        $   1.00
                                                       --------            --------        --------        --------        --------
Income from Investment Operations:
   Net investment income (A).....................          0.03                0.03            0.02            0.02            0.03
   Net realized gain (loss) on investments.......            --                  --              --              --              --
                                                       --------            --------        --------        --------        --------
      Total from Investment Operations:                    0.03                0.03            0.02            0.02            0.03
                                                       --------            --------        --------        --------        --------
Less Dividends:
   Dividends from net investment income..........         (0.03)              (0.03)          (0.02)          (0.02)          (0.03)
   Dividends from net realized capital gains.....            --                  --              --              --              --
                                                       --------            --------        --------        --------        --------
      Total Dividends:...........................         (0.03)              (0.03)          (0.02)          (0.02)          (0.03)

                                                       --------            --------        --------        --------        --------
Net increase (decrease) in net asset value.......            --                  --              --              --              --
                                                       --------            --------        --------        --------        --------
Net Asset Value, End of Period...................      $   1.00            $   1.00        $   1.00        $   1.00        $   1.00
                                                       ========            ========        ========        ========        ========

Total Return.....................................          2.82%               3.16%           2.24%           1.93%           2.71%


Ratios/Supplemental Data:
Net Assets, End of Period (000's)................      $117,548            $127,056        $271,050        $301,399        $223,173
 Ratios to average net assets:
   Net investment income
        including reimbursement/waiver...........          2.78%               3.12%           2.12%           1.92%           2.64%
   Operating expenses
        including reimbursement/waiver...........          0.68%               0.68%           0.58%           0.59%           0.57%
    Operating expenses
        excluding reimbursement/waiver...........          0.69%               0.71%           0.58%           0.59%           0.57%

----------------------------------------------
(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail A Shares and the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                               Years ended October 31,
                   ----------------------------------------------
                     1996     1995    1994(1)   1993(1)   1992(1)
                    ------   ------   -------   -------   -------
                    $ 0.03   $ 0.03   $  0.02   $  0.02   $  0.03





                      See Notes to Financial Statements.

                           Tax-Exempt Fund
                           FINANCIAL HIGHLIGHTS
      THE GALAXY FUND      For a Trust Share outstanding throughout each period.

                                                                Years ended October 31,
                                                           ---------------------------------
                                                              1996                 1995/(1)/
                                                           ---------              ----------


Net Asset Value, Beginning of Period...........            $    1.00               $    1.00
                                                           ---------               ---------
Income from Investment Operations:
  Net investment income (A)....................                 0.03                    0.03
  Net realized gain (loss) on investments......                   --                      --
                                                           ---------               ---------
    Total from Investment Operations:..........                 0.03                    0.03
                                                           ---------               ---------
Less Dividends:
  Dividends from net investment income.........                (0.03)                  (0.03)
  Dividends from net realized capital gains....                   --                      --
                                                           ---------               ---------
    Total Dividends:...........................                (0.03)                  (0.03)
                                                           ---------               ---------
Net increase (decrease) in net asset value.....                   --                      --
                                                           ---------               ---------
Net Asset Value, End of Period.................            $    1.00               $    1.00
                                                           =========               =========

Total Return...................................                2.97%                   3.29%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..............            $184,307                $180,706
Ratios to average net assets:
  Net investment income
   including reimbursement/waiver..............                2.92%                  3.24%
  Operating expenses
   including reimbursement/waiver..............                0.54%                  0.55%
  Operating expense
   excluding reimbursement/waiver..............                0.54%                  0.56%

--------------------------------------------------
(1) On November 1, 1994, the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:


                            Years ended October 31,
                          ---------------------------
                            1996               1995
                          --------           --------
                           $ 0.03             $ 0.03


                       See Notes to Financial Statements.

                        U.S. Treasury Fund
                        FINANCIAL HIGHLIGHTS
      THE GALAXY FUND   For a Retail A Share outstanding throughout each period.

                                                                            Years ended October 31,
                                                       ------------------------------------------------------------
                                                          1996          1995         1994/(1)/    1993/(1)/    1992/(1)/
                                                       -------       -------      -------      -------      -------

Net Asset Value, Beginning of Period............       $  1.00       $  1.00      $  1.00      $  1.00      $  1.00
                                                       -------       -------      -------      -------      -------
Income from Investment Operations:
  Net investment income (A).....................          0.05          0.05         0.03         0.03         0.04
  Net realized gain (loss) on investments.......            --            --           --           --           --
                                                       -------       -------      -------      -------      -------
    Total from Investment Operations:...........          0.05          0.05         0.03         0.03         0.04
                                                       -------       -------      -------      -------      -------
Less Dividends:
   Dividends from net investment income.........         (0.05)        (0.05)       (0.03)       (0.03)       (0.04)
   Dividends from net realized capital gains....            --            --           --           --           --
                                                       -------       -------      -------      -------      -------
     Total Dividends:...........................         (0.05)        (0.05)       (0.03)       (0.03)       (0.04)
                                                       -------       -------      -------      -------      -------
Net increase (decrease) in net asset value......            --            --           --          --            --
                                                       -------       -------      -------      -------      -------
Net Asset Value, End of Period..................       $  1.00       $  1.00      $  1.00      $  1.00      $  1.00
                                                       =======       =======      =======      =======      =======

Total Return (B)................................          4.63%         4.99%        3.30%        2.75%        3.69%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)...............      $443,230      $318,621     $466,993     $447,960     $482,416
Ratios to average net assets:
  Net investment income
   including reimbursement/waiver...............          4.53%         4.90%        3.24%        2.71%        3.51%
  Operating expenses
   including reimbursement/waiver...............          0.69%         0.73%        0.56%        0.55%        0.49%
  Operating expenses
   excluding reimbursement/waiver...............          0.69%         0.73%        0.56%        0.55%        0.55%

----------------------------------------------------------
(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail A Shares and the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                           Years ended October 31,
              ---------------------------------------------------
               1996    1995    1994/(1)/   1993/(1)/   1992/(1)/
              ------  ------  ----------  ----------  -----------
              $ 0.05  $ 0.05    $ 0.03      $ 0.03      $ 0.04

 (B) Total return for 1994 includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 5). Without this capital contribution, the total return would have been 3.30%.


                       See Notes to Financial Statements.

                           U.S. Treasury Fund
                           FINANCIAL HIGHLIGHTS
        THE GALAXY FUND    For a Trust Share outstanding throughout each period.

                                                                Years ended October 31,
                                                          -----------------------------------
                                                             1996                  1995/(1)/
                                                          ---------                ----------

Net Asset Value, Beginning of Period...........           $    1.00                $    1.00
                                                          ---------                ---------
Income from Investment Operations:
  Net investment income (A)....................                0.05                     0.05
  Net realized gain (loss) on investments......                  --                       --
                                                          ---------                ---------
    Total from Investment Operations:..........                0.05                     0.05
                                                          ---------                ---------
Less Dividends:
  Dividends from net investment income.........               (0.05)                   (0.05)
  Dividends from net realized capital gains....                  --                       --
                                                          ---------                ---------
    Total Dividends:...........................               (0.05)                   (0.05)

Net increase (decrease) in net asset value.....                  --                       --
                                                          ---------                ---------
Net Asset Value, End of Period.................           $    1.00                $    1.00
                                                          =========                =========

Total Return...................................                4.80%                    5.18%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..............            $354,331                 $271,036
Ratios to average net assets:
  Net investment income
   including reimbursement/waiver..............                4.69%                    5.06%
  Operating expenses
   including reimbursement/waiver..............                0.53%                    0.55%
  Operating expenses
   excluding reimbursement/waiver..............                0.53%                    0.55%

--------------------------------
(1) On November 1, 1994, the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                            Years ended October 31,
                         ----------------------------
                           1996                 1995
                         --------             -------
                          $0.05                $0.05

                       See Notes to Financial Statements.

                                 Connecticut Municipal Money Market Fund
                                 FINANCIAL HIGHLIGHTS
              THE GALAXY FUND    For a Share outstanding throughout each period.


                                                                                 Years ended October 31,
                                                   -------------------------------------------------------------------------------
                                                       1996               1995                        1994                 1993
                                                   -----------    ----------------------    ------------------------    ----------
                                                                  Investment      Trust     Investment      Trust       Investment
                                                   Shares/(3)/      Shares       Shares       Shares      Shares/(2)/    Shares/(1)/
                                                   -----------    ----------    --------    ---------     ----------    -----------

Net Asset Value, Beginning of Period..........      $    1.00      $   1.00     $   1.00     $   1.00      $   1.00      $   1.00
                                                    ---------      --------     --------     --------      --------      --------
Income from Investment Operations:
  Net investment income (A)(C)................           0.03          0.03         0.03         0.02          0.02            --
  Net realized gain (loss) on investments.....             --            --           --           --            --            --
                                                    ---------      --------     --------     --------      --------      --------
       Total from Investment Operations: (A)..           0.03          0.03         0.03         0.02          0.02            --
                                                    ---------      --------     --------     --------      --------      --------
Less Dividends:
  Dividends from net investment income (A)....          (0.03)        (0.03)       (0.03)       (0.02)        (0.02)           --
  Dividends from net realized capital gains...             --            --           --           --            --            --
                                                    ---------      --------     --------     --------      --------      --------
       Total Dividends: (A)...................          (0.03)        (0.03)       (0.03)       (0.02)        (0.02)           --
                                                    ---------      --------     --------     --------      --------      --------
Net increase (decrease) in net asset value....             --            --           --           --            --            --
                                                    ---------      --------     --------     --------      --------      --------
Net Asset Value, End of Period................      $    1.00      $   1.00     $   1.00     $   1.00      $   1.00      $   1.00
                                                    =========      ========     ========     ========      ========      ========

Total Return (B)..............................           2.83%         2.94%        3.19%        1.83%         2.08%**       0.14%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's).............      $ 110,544      $ 71,472     $ 31,164     $ 80,663      $ 34,354      $  6,582
Ratios to average net assets:
  Net investment income
   including reimbursement/waiver.............           2.79%         2.88%        3.14%        1.99%         2.24%*        2.12%*
  Operating expenses
   including reimbursement/waiver.............           0.64%         0.82%        0.57%        0.78%         0.53%*        0.36%*
  Operating expenses
   excluding reimbursement/waiver.............           0.73%         1.29%        0.79%        1.50%         1.00%*        5.82%*

-------------------------------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on October 4, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds.
(2) The Predecessor Fund began offering Trust Shares on December 16, 1993.
(3) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust with a single series of shares. Prior to the reorganization, the Predecessor Fund offered two series of shares; Investment Shares and Trust Shares. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged shares from each of the two series for a single series of shares in the Galaxy Connecticut Municipal Money Market Fund
    (Note 9).
(A) Represents less than $0.01 per share for year 1993.
(B) Calculation does not include sales charge for Investment Shares of the Predecessor Fund.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or other parties was as follows:

                                          Periods ended October 31,
                                    -------------------------------------
                                                       (Unaudited)
                                                -------------------------
                                      1996       1995      1994     1993
                                    -------     ------    ------   ------
           Shares                   $  0.03     $   NA    $   NA   $   NA
           Investment Shares            NA        0.03      0.01     0.00
           Trust Shares                 NA        0.02      0.01       NA

                       See Notes to Financial Statements.

                                 Massachusetts Municipal Money Market Fund
                                 FINANCIAL HIGHLIGHTS
              THE GALAXY FUND    For a Share outstanding throughout each period.


                                                                                   Years ended October 31,
                                                        -------------------------------------------------------------------------
                                                        1996/(2)/                 1995                 1994             1993/(1)/
                                                        ----------              ---------           ----------          ---------

Net Asset Value, Beginning of Period............        $     1.00              $    1.00           $     1.00          $    1.00
                                                        ----------              ---------           ----------          ---------

Income from Investment Operations:
  Net investment income (A)(B)..................              0.03                   0.03                 0.02                 --
  Net realized gain (loss) on investments.......                --                     --                   --                 --
                                                        ----------              ---------           ----------          ---------
       Total from Investment Operations: (A)....              0.03                   0.03                 0.02                 --
                                                        ----------              ---------           ----------          ---------
Less Dividends:
  Dividends from net investment income (A)......             (0.03)                 (0.03)               (0.02)                --
  Dividends from net realized capital gains.....                --                     --                   --                 --
                                                        ----------              ---------           ----------          ---------
       Total Dividends: (A).....................             (0.03)                 (0.03)               (0.02)                --
                                                        ----------              ---------           ----------          ---------
Net increase (decrease) in net asset value......                --                     --                   --                 --
                                                        ----------              ---------           ----------          ---------
Net Asset Value, End of Period..................        $     1.00              $    1.00           $     1.00          $    1.00
                                                        ==========              =========           ==========          =========

Total Return....................................              2.83%                  3.21%                1.99%              0.12%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)...............        $   47,066              $  40,326           $   31,516          $   1,237
Ratios to average net assets:
  Net investment income
    including reimbursement/waiver..............              2.78%                  3.16%                2.00%              2.75%*
  Operating expenses
    including reimbursement/waiver..............              0.62%                  0.57%                0.53%              0.11%*
  Operating expenses
    excluding reimbursement/waiver..............              0.83%                  1.06%                1.21%             35.42%*

-------------------------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on October 5, 1993 as a separate investment portfolio (the Predecessor Fund) of The Shawmut Funds.
(2) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust (Note 9).
(A) Represents less than $0.01 per share for year 1993.
(B) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or other parties was as follows:

                            Periods ended October 31,
                       ----------------------------------
                                       (Unaudited)
                                -------------------------
                        1996     1995     1994     1993
                       ------   ------   ------   -------
                       $ 0.03   $ 0.03   $ 0.01   $ (0.01)


                       See Notes to Financial Statements.

                            [LOGO THE GALAXY FUND]

                         NOTES TO FINANCIAL STATEMENTS




1.   Organization

     The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered twenty-four managed investment portfolios. The accompanying financial statements and financial highlights are those of the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds (individually, a "Fund," collectively, the "Funds") only.

     Effective November 1, 1994, the Money Market, Government, Tax-Exempt and U.S. Treasury Funds are authorized to issue two series of shares (Trust Shares and Retail A Shares). Shares of these Funds outstanding at November 1, 1994 were designated as Retail A Shares. Trust Shares and Retail A Shares are substantially the same, except that each series bears the following series specific expenses: shareholder servicing fees and transfer agent charges. The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds are authorized to issue one series of shares. Shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds (including Investment Shares, as that term was used prior to December 4, 1995 (see Note 9)) together with Retail A Shares of the Money Market, Government, Tax-Exempt and U.S. Treasury Funds are hereinafter referred to as "Retail Shares".

2.   Significant Accounting Policies

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

     Portfolio Valuation: Securities in the Funds are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.


     Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the outstanding shares of each series.

     Dividends to Shareholders: Dividends from net investment income are determined separately for each series of a Fund and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

     Repurchase Agreements: Each Fund, except the U.S. Treasury Fund, may engage in repurchase agreement transactions with institutions that the Trust's investment adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities, including accrued interest, is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

                            [LOGO THE GALAXY FUND]

     Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

     In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the outstanding shares of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

     Organization Costs: The U.S. Treasury Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the Fund's commencement of operations. In the event that any of the initial shares purchased by the Fund's sponsor are redeemed during such period, the Fund will be reimbursed by any holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3.  Investment Advisory, Administration, Shareholder Services and Other Fees

     The Trust and Fleet Investment Advisors Inc. (the "Investment Adviser" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Adviser provides services for a fee, computed daily and paid monthly, at the following annual rates: with respect to the Money Market, Government and Tax-Exempt Funds, 0.40% of the average daily net assets of each Fund, and with respect to the U.S. Treasury, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, 0.40% of the first $750,000,000 of net assets of each Fund plus 0.35% of net assets of each Fund in excess of $750,000,000. The Trust has been advised by Fleet that, with respect to the Money Market, Government and Tax-Exempt Funds, Fleet intends to waive advisory fees payable to it by each Fund by 0.05% to the extent that a Fund's net assets exceed $750,000,000.

     Prior to December 4, 1995, Shawmut Bank, N.A. ("Shawmut Bank") provided investment advisory services to the Shawmut Connecticut Municipal Money Market and Shawmut Massachusetts Municipal Money Market Funds, predecessor funds of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds (collectively, the "Predecessor Funds", see Note 9). Shawmut Bank was paid a fee for its services at the annual rate of 0.50% of each Predecessor Fund's average daily net assets (see also Note 4).

     The Trust and First Data Investor Services Group, Inc. ("FDISG") (formerly known as The Shareholder Services Group, Inc. doing business as 440 Financial), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which FDISG provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial reports are disclosed under a separate cover), 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion. Prior to September 5, 1996, FDISG was entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial reports are disclosed under a separate cover) 0.085% of the next $2.5 billion of combined average daily net assets and 0.08% of combined average daily net assets over $5 billion.

     In addition, FDISG also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, FDISG compensates the Trust's custodian bank, Chase Manhattan Bank, N.A., for its services. Prior to March 31, 1995, the fund administration, fund accounting, custody administration and transfer agency services described above were provided to the Funds, except the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, by 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America ("State Mutual"), for the same annual fees. On March 31, 1995, FDISG acquired substantially all of the assets of 440 Financial Group of Worcester, Inc.

     Prior to December 4, 1995, Federated Administrative Services ("FAS") provided certain administrative and other services to the Predecessor Funds. The fee paid to FAS was based on the level of average aggregate net assets of The Shawmut Funds. In addition, prior to December 4, 1995, Federated Services Company ("FSC") provided transfer agency and dividend disbursing services to the Predecessor Funds in return for fees at rates based on the size, type and number of accounts and transactions made by shareholders. FSC also maintained accounting records for the Predecessor Funds and was paid fees based on each Predecessor Fund's average net assets plus out-of-pocket expenses.

     440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FDISG and an indirect wholly-owned subsidiary of First Data Corporation, serves as the exclusive distributor of the Trust's shares. Prior to March 31, 1995, the Distributor was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect wholly-owned subsidiary of State Mutual.

     Prior to December 4, 1995, Federated Securities Corp. (the "Shawmut Distributor") served as the principal distributor of the Predecessor Funds. The Predecessor Funds had adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Predecessor Funds compensated the Shawmut Distributor, from the net assets of the Predecessor Funds, to finance activities intended to result in the sale of the Predecessor Funds' Investment Shares. The Plan permitted the Predecessor Funds to incur distribution expenses of up to 1/2 of 1% of the average daily net assets of the Investment Shares for the Connecticut Municipal Money Market Fund and shares of the Massachusetts Municipal Money Market Fund.

     On November 1, 1994, the Trust adopted a shareholder services plan (the "Services Plan") with respect to Retail Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail Shares, at an aggregate annual rate not to exceed 0.25% of the average daily net asset value of the outstanding Retail Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of the Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.10% of the average daily net asset value of the outstanding Retail Shares beneficially owned by such customers.

     The Retail Shares and Trust Shares of a Fund bear series specific transfer agent charges based upon the number of shareholder accounts for each series. Trust Shares of the Funds (except the Tax-Exempt Fund) also bear additional transfer agency fees in order to compensate FDISG for payments made to Fleet Bank, an affiliate of the Investment Adviser, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of shareholder accounts. For the year ended October 31, 1996, transfer agent charges for each series were as follows:


Fund                                             Retail                Trust
----                                           ---------            ---------
Money Market Fund ..........................  $1,544,644            $ 213,133
Government Fund.............................     405,122               12,619
Tax-Exempt Fund.............................      70,614                   68
U.S. Treasury Fund..........................     248,017                7,716
Connecticut Municipal
  Money Market Fund.........................      16,413                   --
Massachusetts Municipal
  Money Market Fund.........................       8,909                   --

     Certain officers of the Trust may be officers of the Administrator and/or Distributor. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Adviser serves as an officer, Trustee or employee of the Trust. For the period covered by this report, each Trustee was entitled to receive for services as a trustee of the Trust and The Galaxy VIP Fund ("VIP") an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and VIPand the President and Treasurer of the Trust and VIP were entitled to additional annual fees for their services in these capacities. Effective November 1, 1996, each Trustee is entitled to receive for services as a trustee of the Trust, VIP and Galaxy Fund II ("Galaxy II") an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees, and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets. In addition, effective March 1, 1996, each Trustee became eligible to participate in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

     Expenses for the year ended October 31, 1996 include legal fees paid to Drinker Biddle & Reath. A partner of that firm is Secretary of the Trust.

4.   Waiver of Fees and Reimbursement of Expenses

     The Investment Adviser voluntarily agreed to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The InvestmentAdviser, at its discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the year ended October 31, 1996, the Investment Adviser waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:

                                              Fees waived by
      Fund                                  Investment Adviser
      ----                                  ------------------
      Money Market Fund...................        $ 543,180
      Government Fund.....................          113,057

                                          Expenses Reimbursed by
      Fund                                  Investment Adviser
      -----                                -------------------
      Money Market Fund...................        $  85,430
      Government Fund.....................           13,712
      Tax-Exempt Fund.....................           16,727
      U.S. Treasury Fund..................              829
      Connecticut Municipal
         Money Market Fund................           93,862
      Massachusetts Municipal
         Money Market Fund................           90,548


5.   Capital Contributions

     During the period June 20, 1994 through July 6, 1994, the Investment Adviser voluntarily contributed capital to the Money Market Fund, Government Fund and U.S. Treasury Fund in the amounts of approximately $1.6 million, $2.3 million and $1.0 million, respectively. These amounts were contributed to offset losses realized on the sale of certain securities held by the Funds. The Investment Adviser received no shares of beneficial interest or other consideration in exchange for these contributions which maintained the net asset value of each Fund at approximately $1.00 per share.


6.   Shares of Beneficial Interest

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest in the Funds, each with a par value of $0.001. The Trust's shares are classified into twenty-four classes of shares, each consisting of one or more series including: Class A Shares (Retail A Shares) and Class A - Special Series 1 Shares (Trust Shares) - Money Market Fund; Class B Shares (Retail A Shares) and Class B - Special Series 1 Shares (Trust Shares) Government Fund; Class E Shares (Retail A Shares) and Class E - Special Series 1 Shares - (Trust Shares) - Tax-Exempt Fund; Class F Shares (Retail A Shares) and Class F - Special Series 1 Shares -(Trust Shares) - U.S. Treasury Fund; Class V Shares - Connecticut Municipal Money Market Fund; and Class W Shares - Massachusetts Municipal Money Market Fund.

     Prior to November 1, 1994, the Money Market, Government, Tax Exempt and U.S. Treasury Funds each offered a single series of shares. As of such date, the existing series of shares of each such Fund was designated as Retail A Shares and each such Fund began issuing a second series of shares designated as Trust Shares. At such time, certain eligible holders of Retail A Shares of such Funds exchanged their shares for Trust Shares of the same Funds. Prior to December 4, 1995, the Predecessor Connecticut Municipal Money Market Fund offered two series of shares, Investment Shares and Trust Shares. The predecessor shareholders exchanged shares of each series for shares in the Galaxy Connecticut Municipal Money Market Fund. The Predecessor Massachusetts Municipal Money Market Fund sold shares without class designation.

     Each share of a Fund represents an equal proportionate interest in the Fund, bears the same fees and expenses (except that Retail Shares of the Fund bear the expense of payments under the Services Plan and Trust Shares and Retail Shares bear series specific transfer agent charges), and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

     Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.


7.   Concentration of Credit

     The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds invest primarily in debt obligations issued by the State of Connecticut and the Commonwealth of Massachusetts, respectively, and their respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal funds that are not concentrated in these issuers to the same extent.

8.   Federal Tax Information

     At October 31, 1996, the following Funds had capital loss carryforwards:


Fund                                Amount          Expiration
-----                           ----------          ----------
Money Market Fund............. $ 1,304,872            2002
                                     5,181            2003
                                    43,235            2004

Government Fund...............     872,504            2002

Tax-Exempt Fund...............     120,301            2002
                                     3,772            2003
                                     7,498            2004

U.S. Treasury Fund............     786,774            2002

Connecticut Municipal
   Money Market Fund..........       6,619            2003
                                       817            2004
Massachusetts Municipal
   Money Market Fund..........         133            2002
                                        31            2003
                                    12,416            2004

9.   Acquisition of The Shawmut Funds

At a meeting held on June 12, 1995, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") for the acquisition of The Shawmut Funds ("Shawmut") by the Trust. Pursuant to the Agreement, all of the assets and liabilities of the Shawmut Prime Money Market Fund were transferred to the Galaxy Money Market Fund in exchange for shares of the Galaxy Money Market Fund. In addition, all of the assets and liabilities of the Shawmut Connecticut Municipal Money Market Fund and the Shawmut Massachusetts Municipal Money Market Fund were transferred to the Galaxy Connecticut Municipal Money Market Fund and the Galaxy Massachusetts Municipal Money Market Fund, respectively, new portfolios of the Trust, in exchange for shares of the Galaxy Connecticut Municipal Money Market Fund and the Galaxy Massachusetts Municipal Money Market Fund, respectively. Accordingly, the net assets attributable to Investment Shares and Trust Shares of the Shawmut Prime Money Market Fund were exchanged for 267,079,142 Retail A Shares and 511,462,955 Trust Shares, respectively, of the Galaxy Money Market Fund, the net assets attributable to Investment Shares and Trust Shares of the Shawmut Connecticut Municipal Money Market Fund were exchanged for 99,969,877 shares of the Galaxy Connecticut Municipal Money Market Fund and the net assets of the Shawmut Massachusetts Municipal Money Market Fund were exchanged for 39,189,008 shares of the Galaxy Massachusetts Municipal Money Market Fund. In related transactions, the assets and liabilities of other Shawmut portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The reorganization, which qualified as a tax-free reorganization for Federal income tax purposes, was completed on December 4, 1995 following the approval of the reorganization by The Shawmut Fund shareholders. Certain share registration fees incurred in connection with the reorganization were borne by the Trust. The following is a summary of the Net Assets, Shares Outstanding and Net Asset Values per share associated with the transaction:


                                                  Before Acquisition                                    After Acquisition
                           --------------------------------------------------------------------      -------------------------------
                                 Galaxy           Galaxy          Shawmut            Shawmut             Galaxy          Galaxy
                              Money Market     Money Market     Prime Money        Prime Money         Money Market    Money Market
                                 Fund             Fund          Market Fund        Market Fund            Fund             Fund
                           Retail A Shares     Trust Shares   Investment Shares    Trust Shares      Retail A Shares    Trust Shares
                           ---------------     ------------   ----------------     ------------      ---------------    ------------
Net Assets.................. $ 614,802,390   $  318,554,689   $  267,075,370      $ 511,455,645     $  881,877,760     $ 830,010,334
Shares outstanding..........   615,427,194      319,003,229      267,079,142        511,462,955        882,506,336       830,466,184
Net Asset Value, per share.. $        1.00   $         1.00   $         1.00      $        1.00     $         1.00     $        1.00



                                                         Before Acquisition                                  After Acquisition
                           ---------------------------------------------------------------------------     ------------------------
                                  Galaxy                      Shawmut                  Shawmut                      Galaxy
                           Connecticut Municipal        Connecticut Municipal    Connecticut Municipal       Connecticut Municipal
                             Money Market Fund            Money Market Fund        Money Market Fund           Money Market Fund
                                  Shares                  Investment Shares          Trust Shares                   Shares
                           ---------------------        --------------------     ---------------------     ------------------------
Net Assets..................   $     10.00                $  67,149,096            $  32,820,781               $  99,969,887
Shares outstanding..........         10.00                   67,149,096               32,820,781                  99,969,887
Net Asset Value, per share..   $      1.00                $        1.00            $        1.00               $        1.00



                                            Before Acquisition                              After Acquisition
                            ---------------------------------------------------           ------------------------
                                   Galaxy                      Shawmut                            Galaxy
                            Massachusetts Municipal     Massachusetts Municipal           Massachusetts Municipal
                               Money Market Fund           Money Market Fund                 Money Market Fund
                                   Shares                  Investment Shares                      Shares
                            -----------------------      ----------------------           ------------------------
Net Assets                       $   10.00                  $   39,189,008                     $  39,189,018
Shares outstanding                   10.00                      39,189,008                        39,189,018
Net Asset Value, per share       $    1.00                  $         1.00                     $        1.00

------------------------------------------------------------------------------------------------------------------------------------


Tax Information (unaudited):

     During the fiscal year ended October 31, 1996, the following Funds earned income from direct obligations of the U.S Government:

                        U.S. Government
Fund                         Income
----                    ---------------
Money Market Fund              35.92%
Government Fund                88.17%
U.S. Treasury Fund            100.00%


Appropriate tax information detailing government income percentage on a calendar year basis will accompany your year-end tax statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatment. 100% of the income earned by the Tax Exempt Fund, the Connecticut Municipal Money Market Fund, and the Massachusetts Municipal Money Market Fund will generally qualify as exempt from federal and state taxation.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To Shareholders and the Board of Trustees of The Galaxy Fund:

     We have audited the accompanying statements of assets and liabilities of the Money Market Fund, Government Fund, Tax-Exempt Fund and U.S. Treasury Fund, (four series of The Galaxy Fund), including the portfolios of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated therein. In addition, we have audited the accompanying statements of assets and liabilities of the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund, (two series of The Galaxy Fund), including the portfolios of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets, and financial highlights for the year ended October 31, 1996. These financial statements and financial highlights are the responsibility of The Galaxy Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     The statement of changes in net assets for the year ended October 31, 1995 and the financial highlights for the period October 4, 1993 (commencement of operations) through October 31, 1993 and for each of the two years in the period ended October 31, 1995 for the Connecticut Municipal Money Market Fund and the statement of changes in net assets for the year ended October 31, 1995 and the financial highlights for the period October 5, 1993 (commencement of operations) through October 31, 1993 and for each of the two years in the period ended October 31, 1995 for the Massachusetts Municipal Money Market Fund, presented herein, were audited by other auditors whose report dated November 27, 1995 expressed an unqualified opinion on such financial statements and financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to in the first paragraph above present fairly, in all material respects, the financial position of the aforementioned series of The Galaxy Fund as of October 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods referenced therein, in conformity with generally accepted accounting principles.




Boston, Massachusetts                            Coopers & Lybrand L.L.P.
December 16, 1996

                                                            --------------------
[LOGO OF GALAXY FUNDS APPEARS HERE]                          BULK RATE
4400 Computer Drive                                          U. S. POSTAGE PAID
Box 5108                                                     PERMIT NO. 105
Westborough, MA 01581-5108                                   NORTH READING, MA
                                                            --------------------

[LOGO OF GALAXY FUNDS APPEARS HERE]


EQUITY FUNDS REPORT
 Asset Allocation Fund . Equity Income Fund . Growth and Income Fund . Equity Value Fund . Equity Growth Fund . Small Cap Value Fund . Small Company Equity Fund . International Equity Fund



 Annual
 Report

 For the Year Ended
 October 31, 1996

CHAIRMAN'S
 MESSAGE


Dear Shareholder:

      Enclosed is your annual report for the Galaxy Equity Funds for the 12 months ended October 31, 1996. The pages that follow include a Market Overview which describes the major market and economic factors that affected stock returns in the last year. You will also find Portfolio Reviews for each of the Funds that explain how Fleet Investment Advisors Inc. managed the Funds under these conditions.

      Stocks continued to advance strongly in the past year, resulting in returns that remain outstanding by historical standards. Although stock prices were more volatile during 1996 than in some recent years -- as were the prices for bonds -- on an overall basis as measured by the Standard & Poor's Composite 500 Stock Index, stock prices improved with better growth in the economy and moderate levels of inflation. While stocks are expected to gain further in the coming year, Fleet Investment Advisors Inc. believes a somewhat slower pace of economic growth may cause further price fluctuations from time to time.

      Such an investment environment shows why it may be important to keep your portfolio well diversified. Because individual asset classes often move in different directions, having a wide range of classes can help to smooth out your returns. Whereas growth-oriented investments, like many stocks, help your portfolio stay ahead of inflation, debt-oriented investments, like bonds and cash, may provide a more stable income stream.

      Keep in mind that when financial markets make large moves, as stocks did in the past year, you may want to "rebalance" your portfolio to keep your asset allocation on track. By replacing assets that have increased in value with assets whose values have fallen or stayed the same, you can maintain your original investment strategy and move closer to your long-term goals. Of course, you should consider the tax implications of such rebalancing.

      We hope the following report is helpful as you review your current portfolio. If you have questions about the content of the report, or want information on any of the Galaxy Funds, please call the Galaxy Service Center at 800-628-0414.

Sincerely,


/s/Dwight E. Vicks, Jr.


Dwight E.Vicks, Jr.
Chairman of the Board of Trustees



Mutual Funds:

 . are not bank deposits
 . are not FDIC insured
 . are not obligations of Fleet Bank
 . are not guaranteed by Fleet Bank
 . are subject to investment risk including possible loss of principal amount invested

                                 MARKET OVERVIEW

"Although consumer spending slowed and inventories grew, investors increasingly chose stocks over bonds. Stock prices were boosted further by large cash flows into stock mutual funds through tax-deferred retirement plans."

EQUITY MARKET OVERVIEW
By Fleet Investment Advisors Inc.
      Stock prices rose strongly again in the 12 months ended October 31, 1996, as ongoing economic gains brought further earnings growth. The stock market was more volatile than in recent years, however, with a temporary correction occurring during the middle of the year.
      The Galaxy Equity Funds performed competitively against their market benchmarks and other funds with similar objectives.

INFLATION WATCH
      When the period began, economic growth was slow, inflation was moderate and interest rates were falling. After improving at an annualized rate of 3.8% in the third quarter of 1995, the gross domestic product ("GDP"), which measures U.S. goods and services, rose by an annualized rate of just 0.3% in the fourth quarter of 1995.
      In December, the Federal Reserve (the "Fed") reduced the short-term Fed Funds rate from 5.75% to 5.5%. With expectations for further rate cuts and new hope for a balanced federal budget, bond yields continued to fall. Although consumer spending slowed and inventories grew, investors increasingly chose stocks over bonds. Stock prices were boosted further by large cash flows into stock mutual funds through tax-deferred retirement plans.
      The flow of new money continued into 1996 as corporate earnings strengthened and investors looked for lower interest rates. Although federal budget negotiations soon stalled, inflation remained in check, and the Fed cut short-term rates to 5%. With gains in the U.S. dollar, which made domestic securities more attractive abroad, and increased corporate buybacks of stock, which reduced share supplies, stock prices rose through most of February. Prices ebbed briefly at the beginning of March and the beginning of April, as unexpectedly strong employment reports renewed inflation fears. Once investors saw that inflation remained moderate, stock prices quickly rebounded.


PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL RETURNS as of October 31, 1996
Trust Shares

ASSET ALLOCATION FUND Inception Date 12/30/91

17.19%
12.44%           (BAR GRAPH APPEARS HERE)
10.81%


EQUITY INCOME FUND Inception Date 12/14/90

19.65%
14.82%           (BAR GRAPH APPEARS HERE)
13.19%
13.88%


GROWTH AND INCOME FUND Inception Date 12/14/92

20.77%
16.23%           (BAR GRAPH APPEARS HERE)
14.81%


EQUITY VALUE FUND Inception Date 9/1/88

22.05%
15.86%           (BAR GRAPH HERE)
14.77%
13.42%


EQUITY GROWTH FUND Inception Date 12/14/90

21.03%
16.63%           (BAR GRAPH HERE)
13.45%
15.06%


SMALL CAP VALUE FUND Inception Date 12/14/92

25.22%
15.73%           (BAR GRAPH HERE)
15.31%


SMALL COMPANY EQUITY FUND Inception Date 12/30/91

24.69%
18.88%           (BAR GRAPH HERE)
16.41%


INTERNATIONAL EQUITY FUND Inception Date 12/30/91

11.51%
 6.68%           (BAR GRAPH HERE)
 8.48%


1 Year       5 Years
3 Years      Life of Fund

"By August, investors realized inflation was stable and economic growth was beginning to slow. Stock and bond prices rebounded sharply, and in September and October stock prices reached new highs."

                                MARKET OVERVIEW

      Although ongoing strength in earnings pushed stocks higher in the second quarter, further worries about inflation and rising bond yields slowed the advance. After rising at an annualized rate of 2.0% in the first quarter, GDP growth accelerated to an annualized rate of 4.7% in the second quarter. This pushed the yield for 30-year Treasury bonds as high as 7.2%, up from 5.9% at the end of 1995. As higher bond yields made stocks less attractive, cash flows to stock mutual funds eased. Having reached valuations that were high by historical measures, stock prices retreated from the end of May to the end of July. During that time, prices corrected about 10% -- the largest decline in more than five years.
      By August, investors realized inflation was stable and economic growth was beginning to slow. Stock and bond prices rebounded sharply, and in September and October stock prices reached new highs.
      Stocks in foreign markets improved moderately during the year as overseas economies appeared to be in the early stages of recovery. Returns abroad were reduced somewhat for investors here due to the continued strength of the U.S. dollar.

GREATER FOCUS ON STABLE EARNINGS
      Throughout the year we gave greater attention to stocks with proven earnings potential. Even though corporate earnings were relatively strong, investors worried frequently that they would falter. With a focus on quality stocks with solid earnings outlooks and attractive prices, we maintained well-diversified portfolios that could perform well in a changing economic environment.
      While interest rates were falling at the end of 1995, we earned solid returns from finance stocks and other interest-sensitive issues. Stocks in the energy sector and economically "defensive" groups also performed well. The returns earned by portfolios among the Galaxy Equity Funds that held energy and finance stocks were further enhanced in 1995. Also, as the economy strengthened, there were strong gains from positions in basic materials and consumer cyclical stocks -- as well as from technology issues bought at attractive prices.


PERFORMANCE AT-A-GLANCE

Average Annual Returns as of October 31, 1996
Retail A Shares*


ASSET ALLOCATION FUND Inception Date 12/30/91

12.53%
10.83%           (BAR GRAPH HERE)
 9.82%


EQUITY INCOME FUND Inception Date 12/14/90

14.57%
12.96%           (BAR GRAPH HERE)
12.08%
12.93%


GROWTH AND INCOME FUND Inception Date 2/13/93

15.75%
14.38%           (BAR GRAPH HERE)
13.98%


EQUITY VALUE FUND Inception Date 9/1/88

16.92%
14.04%           (BAR GRAPH HERE)
13.68%
12.76%


EQUITY GROWTH FUND Inception Date 12/14/90

16.01%
14.79%           (BAR GRAPH HERE)
12.37%
14.13%


SMALL CAP VALUE FUND Inception Date 2/13/93

20.13%
13.96%           (BAR GRAPH HERE)
14.60%


SMALL COMPANY EQUITY FUND Inception Date 12/30/91

19.36%
16.93%           (BAR GRAPH HERE)
15.21%


INTERNATIONAL EQUITY FUND Inception Date 12/30/91

 6.73%
 4.92%           (BAR GRAPH HERE)
 7.35%


1 Year       5 Years
3 Years      Life of Fund

*Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge, which became effective on December 1, 1995.

                                 MARKET OVERVIEW

     "Later in the period, when it was clear economic growth was slowing, we became even more selective in choosing stocks with long-term potential." We continued to diversify our portfolios by industry sector while focusing on companies that could produce strong fundamental results. Since we continued to be concerned about earnings gains, we felt comfortable with a number of drug, consumer staples, energy and health care stocks -- whose earnings are often more stable in a slow-growth economy.

Moderate Growth and Inflation Ahead
      With further evidence of reduced growth, we expect GDP to improve by an annualized rate of 2% in the months to come. This should keep the annual rate of inflation near 3% and allow bond yields to stabilize or edge lower.
      Over time, moderate growth and inflation should benefit stocks. In the near-term, however, slower growth may make stocks vulnerable to another correction. As economic growth slows, corporate profits may weaken -- driving stock prices lower again.
      As in previous times of economic uncertainty, we believe stocks of high quality companies with proven or potential industry leadership and stable earnings growth characteristics should outperform the stock market as a whole. We therefore expect to maintain positions in such issues while watching for new opportunities that a weakness in stock prices may bring.


Performance At-A-Glance

Total Returns as of October 31, 1996
Retail B Shares*


Asset Allocation Fund
Inception Date 3/1/96

 7.71%           (BAR GRAPH HERE)
 2.71%


Growth and Income Fund
Inception Date 3/1/96

 6.83%           (BAR GRAPH HERE)
 1.83%


Equity Value Fund
Inception Date 3/1/96

 8.80%           (BAR GRAPH HERE)
 3.80%


Equity Growth Fund
Inception Date 3/1/96

 7.95%           (BAR GRAPH HERE)
 2.95%


Small Company Equity Fund
Inception Date 3/1/96

15.34%           (BAR GRAPH HERE)
10.34%


     Life Fund returns before Contingent
     Deferred Sales Charge deducted.

     Life of Fund returns after Contingent Deferred
     Sales Charge deducted as if Shares were
     redeemed at end of period.


*Retail B Shares are subject to a 5.00% Contingent
 Deferred Sales Charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through the sixth year, respectively. Retail B Shares automatically convert to Retail A Shares after six years. Total returns are from the date of inception.

                               PORTFOLIO REVIEWS


GALAXY ASSET ALLOCATION FUND
By Don Jones
Portfolio Manager

      As stock investors moved among different sectors in the past year, we traded equities in the Galaxy Asset Allocation Fund that had performed well for others with greater potential. As interest rates changed course, we adjusted the Fund's income investments to make the most of opportunities for higher yields and capital gains. These strategies helped the Fund earn strong returns for the year.
      For the 12 months ended October 31, 1996, the Fund's blend of equity and fixed-income investments helped its Trust Shares earn a total return of 17.19%. For the same period, Retail A Shares earned a total return of 16.92%, before the deduction of the maximum 3.75% front-end sales charge. These returns compare with a return of 14.71% for the average flexible fund investments tracked by Lipper Analytical Services ("Lipper"). Over the same period, the S&P 500, which tracks the performance of stocks only, returned 24.20%. Retail B Shares of the Fund earned a total return of 7.71%, before deduction of the contingent deferred sales charge, between their initial public offering on March 1, 1996 and October 31, 1996.

Improving Potential Returns
      When the period began, about 60% of the Fund's portfolio was invested in stocks, with 31% in bonds and 9% in cash. We maintained this allocation until just before the end of the period. In the meantime, we adjusted the Fund's stock and bond investments to take advantage of attractive market opportunities.
      In the final months of 1995, we traded consumer staples and capital goods stocks, which had done well, for stocks in those sectors with better prospects for growth. When the economy improved at the start of 1996, we added stocks from the basic materials, consumer cyclical and consumer staples sectors. In the summer of 1996, we took profits in selected utilities stocks, which tend to be especially sensitive to rising interest rates, and added shares of drug stocks with good growth potential.
      During this time we adjusted the mix of fixed-income investments for reversals in interest rates. When it looked like rates were bottoming, we took profits in longer-term issues, whose prices are more sensitive to interest rates, and bought instruments with shorter maturities. In the spring of 1996, when rates seemed to stabilize, we added longer-term Treasury issues to enhance the Fund's yield and potential for gains. We later added corporate bonds, as we found attractive prices and yields. By giving greater attention to bonds that could not be called in by their issuers, we maintained a strong yield for the Fund and added stability to the value of its shares.
      After bond prices became especially attractive in the third quarter of 1996, we increased the fixed-income portion of the portfolio to 33%. In doing so, we shifted the investment and maturity mix of investments to give greater weight to corporate issues and shorter-term bonds. Because stock prices had risen sharply, and were again vulnerable to a correction, we increased the Fund's cash reserves to nearly 20% and took profits in stocks with strong performances. At the end of the period, the Fund was overweighted in technology, financial and capital goods stocks, versus the S&P 500 Index, and underweighted in utility stocks.

Positioning for Moderate Growth
      These changes should help the Fund benefit from the moderate economic growth and inflation that we expect. The Fund now has slightly less exposure to stocks, which may correct in price as corporate earnings slow, but holds shares with good potential for long-term gains. Its fixed-income investments have a neutral average maturity of about 10 years. With a greater emphasis on debt issues that carry attractive yields, we


(PHOTO APPEARS HERE)

Don Jones


Galaxy Asset Allocation Fund

Distribution of Total Net Assets
as of October 31, 1996


U.S. Government &
Agency Obligations 21%

Asset-Backed Securities 2%
              Corporate Bonds 10%
(PIE GRAPH APPEARS HERE)

Repurchase Agreement
& Net Other Assets &
Liabilities 12%

              Common Stocks 55%


Galaxy Asset Allocation Fund
Growth of $10,000 investment*

                                Galaxy      Galaxy           Galaxy
                  Standard &    Retail A    Trust            Retail B
                  Poor's 500    Shares      Shares           Shares
       91         10,000          9,625      10,000
       92         10,295          9,899      10,285
       93         11,830         11,124      11,558
       94         12,284         10,900      11,335
       95         15,528         13,452      14,019            10,000
 10/31/96         19,270         15,729      16,429            10,271

[_] S&P 500
[_] Galaxy Asset Allocation- Retail A Shares
[_] Galaxy Asset Allocation-Trust Shares
[_] Galaxy Asset Allocation- Retail B Shares

*Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/1/96 for Retail B Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1996. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

                              ---------------------
                                PORTFOLIO REVIEWS
                              ---------------------

[PHOTO OF ED KLISIEWICZ APPEARS HERE]

[PIE CHART APPEARS HERE]

GALAXY EQUITY INCOME FUND

Distribution of Total Net Assets as of October 31, 1996

Repurchase Agreement & Net Other Assets & Liabilities 19%
U.S. Government Agency Obligations 2%
Consumer Staples 19%
Utilities 12%
Other Common Stocks 13%
Technology 8%
Finance 10%
Energy 10%
Capital Goods 7%


[GRAPH OF GALAXY EQUITY INCOME FUND APPEARS HERE]

GALAXY EQUITY INCOME FUND

Growth of $10,000 investment*

                                Galaxy      Galaxy
                  Standard &    Retail A    Trust
                  Poor's 500    Shares      Shares
                  ----------    ------      ------
           90       10,000       9,625      10,000
           91       12,358      11,127      11,561
           92       13,589      12,207      12,683
           93       15,615      13,654      14,186
           94       16,215      14,055      14,615
           95       20,497      17,179      17,948
     10/31/96       25,437      20,445      21,475

[ ] S & P 500
[ ] Galaxy Equity Income-Retail A Shares
[ ] Galaxy Equity Income-Trust Shares

*Since inception on 12/14/90. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.


believe the income side of the portfolio could produce solid returns if interest rates and bond prices become more stable.

Don Jones became manager of the Galaxy Asset Allocation Fund in April of 1995. He has managed investment portfolios for Fleet Investment Advisors Inc. and its predecessors since 1988.

GALAXY EQUITY INCOME FUND

By Ed Klisiewicz
Portfolio Manager

      The performance of stocks frequently is tied to the direction of bond yields. This is particularly true of dividend-paying stocks like those in the Galaxy Equity Income Fund. When bond yields fall, these stocks tend to outperform the market. Dividend-paying stocks often underperform, however, when bond yields rise. In the volatile interest rate environment of the last year, we gave added attention to stocks with exceptional dividends and potential for growth. This helped the Fund deliver solid returns for shareholders.

      For the 12 months ended October 31, 1996, the Fund's Trust Shares had a total return of 19.65%. For the same period, Retail A Shares had a total return of 19.01%, before the deduction of the maximum 3.75% sales charge. These returns compare to a return of 20.65% for the average equity income fund tracked by Lipper. For the same period, the S&P 500 returned 24.20%.

Enhancing Dividends and Growth

      When economic growth was slow and bond yields were falling at the end of 1995, the average dividend for a share of stock was historically low. This boosted returns for stocks with high dividends that comprise the bulk of the Fund's portfolio. There were particularly strong performances from the Fund's consumer staples stocks, which tend to do well when economic growth is slow. During that time we traded technology stocks that had performed well for capital goods stocks that offered good potential for earnings growth.

      As the economy improved at the start of 1996, the Fund benefited from the increased investments in capital goods stocks -- as well as from banking stocks that advanced on continued mergers in that sector. With a rise in interest rates, the returns from other financial stocks and from utility shares were more disappointing. Expecting banking stocks to benefit from further industry consolidation, we added investments there -- as well as domestic oil, consumer cyclical and technology shares.

      In the summer and fall of 1996, rising interest rates dampened returns on shares of utility, financial and energy firms, but the Fund enjoyed good performances from investments in leading drug and beverage firms. The Fund also benefited from additional investments in banking stocks, which continued to gain as a result of industry mergers.

New Opportunities

      If the economy slows and interest rates stabilize or edge lower, dividend-paying stocks could outperform once again. Now that stock prices have rebounded, however, they could be vulnerable to a temporary correction if slower economic growth brings disappointments in earnings.

      With this in mind, we've raised the Fund's cash reserves to nearly 20%. This should give us the flexibility to take advantage of any investment opportunities that a correction might bring. In the meantime, we'll continue to keep the Fund well diversified and focus on stocks whose dividends can grow even if the economy slows.

Ed Klisiewicz has been portfolio manager of the Galaxy Equity Income Fund since its inception in December of 1990. He has managed portfolios for Fleet Investment Advisors Inc. and its predecessors since 1970.

GALAXY GROWTH AND INCOME FUND

By Brendan Henebry
Portfolio Manager

      In the last year, individual stock sectors fell in and out of favor as investors looked for value and strong growth prospects in a confusing economy. By choosing investments

                             ---------------------
                               PORTFOLIO REVIEWS
                             ---------------------


[PHOTO OF BRENDAN HENEBRY APPEARS HERE]

BRENDAN HENEBRY

Galaxy Growth
and Income Fund

Distribution of Total Net Assets
as of October 31, 1996

[PIE CHART APPEARS HERE]

Consumer Staples 21%
Technology 15%
Finance 13%
Energy 10%
Capital Goods 9%
Other Common Stocks 9%
Consumer Cyclical 8%
Repurchase Agreement & Net
 Other Assets & Liabilities 8%
Utilities 7%

Galaxy Growth
and Income Fund
Growth of $10,000 investment*


[GRAPH APPEARS HERE]

                  Standard &     Galaxy        Galaxy         Galaxy
                  Poor's 500    Retail A       Trust         Retail B
                     Index       Shares        Shares         Shares
                  ----------    --------    -------------    --------
           92       10,000        9,625        10,000
           93       10,890       10,457        10,880
           94       11,548       11,410        11,908
           95       14,601       13,522        14,147          10,000
     10/31/96       18,120       16,261        17,085          10,183


[ ] S&P 500
[ ] Galaxy Growth and Income - Retail A Shares
[ ] Galaxy Growth and Income - Trust Shares
[ ] Galaxy Growth and Income - Retail B Shares

*Since inception on 12/14/92 for Trust Shares and 2/12/93 for Retail A Shares.
 Since inception on 3/1/96 for Retail B Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1996. The
 S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.


      that could benefit from this "rotation," while providing a good income stream, the Galaxy Growth and Income Fund earned solid returns.

      For the 12 months ended October 31, 1996, the Fund's Trust Shares had a total return of 20.77%. Over the same period, Retail A Shares had a total return of 20.25%, before deduction of the maximum 3.75% front-end sales charge. For the same period, the Standard and Poor's 500 Index had a return of 24.20%, while the average growth and income fund tracked by Lipper had a return of 21.22%. Retail B Shares of the Fund earned a total return of 6.83%, before deduction of the maximum 5.00% contingent deferred sales charge, between their initial public offering on March 1, 1996 and October 31, 1996.

Top Performers

      At the end of 1995, when economic growth was slowing, solid performances from health care, airlines and financial stocks offset disappointing performances from consumer cyclical and basic materials stocks. To maintain our emphasis on stocks with exceptional potential for long-term gains, we sold consumer staples and energy shares that had met our expectations and added several technology stocks with attractive prices.

      As the economy improved, there were strong returns from stocks in retail and other consumer cyclical sectors and ongoing gains from health care and airlines issues. Besides increasing investments further in technology firms, we added shares of insurance and financial-services companies. We also traded some of the Fund's banking stocks for others in the industry that we felt had greater growth potential. Consumer cyclical issues continued to gain in the second quarter of 1996, along with investments in airlines and utilities firms. With additional advances by technology stocks, we took profits in that sector. We also reduced positions in retail and banking stocks, out of concern for increased consumer debt. The Fund's technology stocks rallied further in the third quarter -- along with retail, financial and health care issues. During the quarter we put the Fund's sizable cash reserves to work in shares of technology, health care, insurance and retail firms. Once the Fund's overweighted position in banking stocks became more fully valued, we reduced positions there and added to shares of insurance firms.

A More Defensive Position

      Now that stock prices have rebounded and the economy is slowing, there may be disappointments in earnings that could prompt another market correction. As a result, we've begun to take a more defensive position with the Fund's portfolio. We recently took profits in the Fund's larger retail and transportation positions and used the proceeds for shares of drug, food and energy firms. We also are slowly building the Fund's cash reserves again -- which should let us make the most of new investment opportunities that might occur from a correction.

Brendan Henebry has managed the Galaxy Growth and Income Fund and its predecessor since its inception. He has managed equity portfolios since 1969.

GALAXY EQUITY VALUE FUND
By G. Jay Evans, CFA
Portfolio Manager

      The Galaxy Equity Value Fund enjoyed strong returns last year, largely due to its emphasis on financial, health care and technology stocks. The Fund was also able to take advantage of the rotation into groups such as retail and basic materials stocks, while avoiding investments in the disappointing utility sector.

      During the 12 months ended October 31, 1996, the Fund's Trust Shares earned a total return of 22.05%. Retail A Shares had a total return of 21.49%, before deduction of the maximum 3.75% front-end sales charge, over the same time period. These returns compare with returns of 21.22% for the average growth and income fund tracked by Lipper and 24.20% for the Standard & Poor's 500

                              ---------------------
                                PORTFOLIO REVIEWS
                              ---------------------

Index for the same 12 month period. Since their initial public offering on March 1, 1996 through October 31, 1996, Retail B Shares earned a total return of 8.80%, before deduction of the maximum 5.00% contingent deferred sales charge.

Sector Contributions

      In the past year investors were surprised by the strength of the economy and the lack of inflation. As the period began, retail sales were weak, government spending had stalled in a budget debate and consumer bankruptcies were on the rise. At the start of 1996, the picture changed dramatically. Both the economy and the stock market took off, primed by cuts in the Fed Funds rate and a shift of money into equities. Demand for computer network systems and software soared, and consumers increased their spending out of a renewed sense of job security. Despite this growth, inflation remained low -- due to ample supplies of products and services.

      This economic backdrop was favorable for bank stocks -- an area of emphasis for the Galaxy Equity Value Fund throughout the year. Banking issues were helped by falling interest rates, strong earnings reports and the potential for dividend increases, share repurchases and cost-saving consolidations.

      Computer network and software stocks also contributed strongly to the Fund's performance. We emphasized these issues because we felt they were the best way to ride the wave of investment in productivity. In addition, the Fund benefited from its focus on consumer cyclicals early in 1996 and its attention to health care issues in the fall. The Fund's success in these areas was partially offset by an underweighting in "blue-chip" consumer-growth issues.

Greater Selectivity Ahead

      Now that the pace of the economy has slowed, investors are less fearful of inflation and the need for the economic brake of higher interest rates. We believe the stock market has moved far ahead already, reflecting investors' confidence in the economy. Earnings prospects should now weaken and the market may be vulnerable to a correction.

      In the absence of a triggering event, however, we would expect the market to move sideways for several quarters -- supported by the strength of productivity gains, rising personal incomes and the prospect of further reductions in interest rates. As we move through this period, our valuation system should continue to identify mispriced stocks that offer attractive investment returns.

G. Jay Evans has managed the Galaxy Equity Value Fund since April of 1992. He has managed value-oriented portfolios for Fleet Investment Advisors Inc. and its predecessors since 1981.

GALAXY EQUITY GROWTH FUND

By Bob Armknecht
Portfolio Manager

      As stock prices moved higher in the past year, and the economic outlook grew less clear, the selection of specific stocks became increasingly important to returns. By focusing on companies with proven earnings and strong potential for long-term growth, the Galaxy Equity Growth Fund earned solid returns and outpaced the average fund in its class.

      For the 12 months ended October 31, 1996, the Fund's Trust Shares had a total return of 21.03%. Retail A Shares had a total return of 20.51%, before the deduction of the maximum 3.75% front-end sales charge, during the same time period. These returns compare to an average return of 18.46% for growth funds tracked by Lipper. Over the same period, the S&P 500 had a return of 24.20%. Retail B Shares of the Fund earned a total return of 7.95%, before the deduction of the maximum 5.00% contingent deferred sales charge, between their initial public offering on March 1, 1996 and October 31, 1996.


[PHOTO OF G. JAY EVANS APPEARS HERE]

Galaxy Equity
Value Fund

Distribution of Total Net Assets
as of October 31, 1996

[PIE CHART APPEARS HERE]

Consumer Cyclical 9%
Transportation 10%
Repurchase Agreement & Net
 Other Assets & Liabilities 8%
Finance 21%
Technology 16%
Other Common Stocks 5%
Capital Goods 5%
Consumer Staples 19%
Energy 7%


Galaxy Equity
Value Fund

Growth of $10,000 investment*


[GRAPH APPEARS HERE]


                                Galaxy      Galaxy           Galaxy
                  Standard &    Retail A    Trust         Retail B
                  Poor's 500    Shares      Shares        Shares
                  ----------    ------      ------        ------
           87       10,000       9,625      10,000
           88       10,731      10,019      10,410
           89       13,552      11,441      11,887
           90       12,537      10,362      10,766
           91       16,737      13,517      14,045
           92       18,404      14,282      14,839
           93       21,148      17,307      17,982
           94       21,960      18,167      18,889
           95       27,760      21,948      22,915        10,000
     10/31/96       34,450      26,663      27,968        10,380

[ ]  S&P 500
[ ]  Galaxy Equity Value-Retail A Shares
[ ]  Galaxy Equity Value-Trust Shares
[ ]  Galaxy Equity Value- Retail B Shares

*Since inception on 9/1/88 for Trust and Retail A Shares. Since inception on
 3/1/96 for Retail B Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1996. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

                              ---------------------
                                PORTFOLIO REVIEWS
                              ---------------------

[PHOTO OF BOB ARMKNECHT APPEARS HERE]

Galaxy Equity
Growth Fund

Distribution of Total Net Assets
as of October 31, 1996

[PIE CHART APPEARS HERE]

Repurchase Agreement & Net
 Other Assets & Liabilities 5%
Consumer Cyclical 8%
Finance 11%
Energy 12%
Technology 22%
Consumer Staples 28%
Other Common Stocks 6%
Capital Goods 8%

Galaxy Equity
Growth Fund
Growth of $10,000 investment*

[GRAPH APPEARS HERE]

                                Galaxy      Galaxy           Galaxy
                  Standard &    Retail A    Trust            Retail B
                  Poor's 500    Shares      Shares           Shares
                  ----------    ------      ------           ------
           90     10,000         9,625      10,000
           91     12,358        11,683      12,139
           92     13,589        12,747      13,244
           93     15,615        13,840      14,380
           94     16,215        14,494      15,070
           95     20,497        18,051      18,849           10,000
     10/31/96     23,319        21,753      22,813           10,295

[ ] S&P 500
[ ] Galaxy Equity Growth-Retail A Shares
[ ] Galaxy Equity Growth-Trust Shares
[ ] Galaxy Equity Growth-Retail B Shares

*Since inception on 12/14/90 for Trust and Retail A Shares. Since inception on
 3/1/96 for Retail B Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1996. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

Focus on Industry Leaders

      Throughout the year, we kept the Fund well diversified and focused on growth-oriented companies that are leaders in their industries. Early in the period, when economic growth was slow, the Fund benefited from its selection of investments in noncyclical sectors like health care and finance, in addition to certain consumer stocks. At this point we took profits in several technology stocks that had rallied strongly in 1995, added shares of new software and specialty computer hardware companies, and broadened the Fund's health care holdings to include leading hospital and biotech firms.

      When the economy suddenly accelerated at the start of 1996, the Fund enjoyed strong performances from its choice of airlines, technology, and chemical stocks. There were also good returns from shares of selected drug firms. At times of near-term market weakness, we added attractive stocks of agricultural and health care firms -- and introduced positions in energy and gaming stocks.

      The gaming stocks we added performed well in the second quarter, as did the Fund's drug and technology stocks. During that quarter, we took profits in certain technology positions and added to shares of health care firms. With share buybacks and mergers in the banking industry, the Fund's holdings there performed strongly in the third quarter and helped offset weaker returns elsewhere. Because we feel the technology sector offers some of the best potential for long-term growth, we used market weakness to add selectively to positions there and kept the Fund overweighted in that sector compared to the S&P 500 Index.

Growth Independent
of the Economy

      We believe a selective approach toward the Fund's investment mix should provide continued benefits in the months to come. As the economy slows, investors will give even greater attention to companies with proven earnings and growth potential.

      Within that context, we expect to focus on: 1) energy firms, which should benefit from increased exploration and firmer prices, 2) financial companies, which should perform well with lower interest rates and further restructuring,
3) consumer firms, including health care, drug, biotech and health services firms, and 4) technology companies, with an emphasis on selected information services and hardware concerns. We believe these sectors, combined with other investments should help the Fund perform well despite a slower-growing economy.

Bob Armknecht has managed the Galaxy Equity Growth Fund since its inception in December of 1990. He has managed equity portfolios for Fleet Investment Advisors Inc. since 1988.

GALAXY SMALL CAP VALUE FUND

By Peter Larson
Portfolio Manager

      When economic growth improves, stocks of small companies often outperform the stock market as a whole. This was the case for much of the 12 months ended October 31, 1996. By choosing stocks of companies that performed especially well in this environment, and by redeeming technology positions in favor of holdings in energy companies and other firms with long-term potential, we helped the Galaxy Small Cap Value Fund deliver exceptional returns that surpassed those for its market benchmark and the average fund in its class.

      During the 12-month period ended October 31, 1996, the Fund's Trust Shares had a total return of 25.22%. For the same period, Retail A Shares had a total return of 24.77%, before the deduction of the maximum 3.75% front-end sales charge. For the same period, the average small company growth fund tracked by Lipper had a return of 20.44%, and the Russell 2000 Index had a return of 16.60%.

-----------------
PORTFOLIO REVIEWS
-----------------

[PHOTO APPEARS HERE]

Peter Larson


Galaxy Small Cap Value Fund

Distribution of Total Net Assets as of
October 31, 1996

Corporate Bond, Repurchase Agreement
& Net Other Assets & Liabilities 8%


[PIE GRAPH APPEARS HERE]


Other Common Stocks 15%

Building and Construction 5%

Health Care 5%

Energy 13%

Finance 16%

Technology 23%

Consumer Cyclical 15%




Galaxy Small Cap
Value Fund

Growth of $10,000 investment*


[GRAPH APPEARS HERE]


 . Russell 2000
 . Galaxy Small Cap Value - Retail A Shares
 . Galaxy Small Cap Value - Trust Shares

                  Russell       Galaxy      Galaxy
                  2000          Retail A    Institutional
                  Index         Shares      Shares
                  -------       --------    -------------
           92     10000          9625       10000
           93     10890         10789       11212
           94     11548         10967       11420
           95     14601         13299       13878
     10/31/96     17025         16593       17378

* Since inception on 12/14/92 for Trust Shares and 2/12/93 for Retail A Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. The Russell 2000 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.


Looking for Value
      When the period began, small cap stocks were lagging as investors worried that slow economic growth would harm the earnings of smaller companies. During this time, the Fund performed relatively well -- enjoying good returns from positions in energy, banking, insurance and home-building firms. We took profits in technology issues, which had been strong performers for most of 1995 and bought technology issues with greater potential. We also added selectively to stocks of food, health care and energy companies.
      Small-company stocks assumed market leadership at the start of 1996, on signs that the economy was improving. Besides continued gains from its energy positions, the Fund enjoyed solid performances from certain technology stocks, as well as from shares of several companies in the portfolio that were acquired during this time. Early on, there were also further gains for technology issues. After selling technology stocks when their prices were strong, we purchased additional shares when prices weakened in July. We took further profits in technology stocks during this time, while adding shares of insurance, banking and energy stocks offering good value.
      Many of the Fund's energy and finance stocks performed well in the months that followed. We also purchased shares of manufactured housing firms, which added to the Fund's returns.

Further Long-Term Potential
      Now that the economy seems to be slowing again, there may be downward pressure on corporate earnings. This makes the stocks of small companies, like the rest of the market, vulnerable to another correction. As a result, we will probably keep some cash on reserve to make the most of new investment opportunities that might arise. Our conservative valuation approach toward stock selection should also help the Fund in this environment.

      Longer-term, we believe the environment for small company stocks is quite positive. If economic growth continues, as we expect, and inflation remains in check, small-company stocks should have room for further gains. According to historical cycles for small-cap issues, which move somewhat differently from the market as whole, the advance of this sector could continue for some time.

Peter Larson has managed the Galaxy Small Cap Value Fund and its predecessor since 1992. He has managed small company portfolios since 1981.


GALAXY SMALL COMPANY EQUITY FUND

By Steve Barbaro
Portfolio Manager

      Small-company stocks enjoyed strong returns during the last year. Besides increased strength in the economy, small-company stocks benefited from higher bond yields -- which made stock dividends less attractive and added value to stocks with good potential for long-term growth. Because we were quite selective in purchasing stocks that could do well in this environment, the Galaxy Small Company Equity Fund earned exceptional returns during this time.
      For the 12 months ended October 31, 1996, the Fund's Trust Shares earned a total return of 24.69%. During the same time period, Retail A Shares earned a total return of 23.97%, before deduction of the maximum 3.75% front-end sales charge. These returns compared well to the average return of 20.44% for small company growth funds tracked by Lipper as well as the return of 16.60% for the Russell 2000 Index for the same 12 month time period. Retail B Shares of the Fund earned a total return of 15.34% between their initial public offering on March 1, 1996 and October 31, 1996, before deduction of the maximum 5.00% contingent deferred sales charge.

PORTFOLIO REVIEWS

[PHOTO APPEARS HERE]

Steve Barbaro


GALAXY SMALL COMPANY
EQUITY FUND

Distribution of Total Net Assets
as of October 31, 1996


[PIE GRAPH APPEARS HERE]


Finance 5%

Other Common Stocks 23%

Technology 27%

Consumer Cyclicals 7%

Durable Goods 6%

Energy 13%

Consumer Staples 11%

Repurchase Agreement & Net
Other Assets & Liabilities 8%



GALAXY SMALL COMPANY
EQUITY FUND

Growth of $10,000 investment*


[GRAPH APPEARS HERE]

                  Russell       Galaxy      Galaxy           Galaxy
                  2000          Retail A    Trust            Retail B
                  Index         Shares      Shares           Shares
           91     10,000         9,625       10,000
           92     10,650         8,460        8,790
           93     14,101        11,944       12,410
           94     14,058        11,937       12,413
           95     16,638        15,997       16,723          10,000
     10/31/96     19,400        19,832       20,852          11,034

 .  Russell 2000
 .  Galaxy Small Company Equity-Retail A Shares
 .  Galaxy Small Company Equity-Trust Shares
 .  Galaxy Small Company Equity-Retail B Shares

*Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on
 3/1/96 for Retail B Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1996. The Russell 2000 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.


Focus on Earnings Visibility
      Early in 1996, small-company stocks lagged stocks as a whole. At the time, the economy was growing slowly. Concerned about the earnings of small firms, investors tended to favor larger companies -- believing their earnings might be more dependable. In this environment, we used a more defensive approach with the Fund's portfolio. We took profits in technology stocks that had led the market for most of the year and increased shares of food, health care and energy firms. Prices of health care and food stocks improved with investor interest in predictable earnings. Prices of energy stocks rose as strong demand for natural gas exceeded industry supplies.
      At the start of 1996, when stronger economic growth improved the earnings outlook for smaller companies, investors quickly returned to this sector. The Fund performed well during this time, with significant gains from its energy and technology stocks. As we found attractive prices, we added to shares of energy and health care firms -- believing investors would continue to favor companies with dependable earnings growth. As before, we emphasized solution-oriented health care companies that served specific market niches.
      As the year wore on and economic growth seemed to slow, this proved to be the right strategy. As we found further opportunities to do so, we added shares of energy and health care firms. In the technology sector we continued to reduce shares of hardware firms and increase shares of software companies -- whose earnings are more visible and less dependent on economic growth.

Growing Outside the Economy
      In the months ahead, we expect to continue searching for stocks with potential for above-average earnings. If economic growth slows further, investors will become increasingly concerned about earnings and should favor companies whose earnings can grow independent of the economy. We believe there will still be many opportunities to invest in companies whose earnings can grow faster than the economy as a whole. We still feel many of these opportunities will come from health care, energy and technology firms that serve rapidly growing niche markets.

Steve Barbaro has managed the Galaxy Small Company Equity Fund since its inception in December of 1991. He has managed small company portfolios for Fleet Investment Advisors Inc. and its predecessors since 1977.


GALAXY INTERNATIONAL EQUITY FUND

By David von Hemert
Portfolio Manager, Fleet Investment Advisors Inc.
and Oechsle International Advisors, L.P.
Sub-Advisor

      In the past 12 months, foreign economies continued to recover -- boosting the prices of their stocks after a slump of several years. By focusing on markets that performed especially well during this time and finding special investment opportunities, the Galaxy International Equity Fund earned a solid return competitive with its benchmark and other funds in its class.
      For the 12 months ended October 31, 1996, the Fund's Trust Shares earned a total return of 11.51%. Retail A Shares earned a total return of 10.86%, before the deduction of the maximum 3.75% front-end sales charge during the same time period. Those returns compare with 11.03% for the average international fund tracked by Lipper and 10.80% for the Morgan Stanley Europe, Australia, Far East
(EAFE) Index for the same 12 month period.

-----------------
PORTFOLIO REVIEWS
-----------------


David von Hemert


Galaxy International
Equity Fund

Distribution of Total Net Assets
as of October 31,  1996

[PIE GRAPH APPEARS HERE]

U.S. Government Backed Bond &
Net Other Assets & Liabilities 3%

North America 4%

Australia, Far East 36%

United Kingdom 12%

Europe 42%

South America 3%


Galaxy International
Equity Fund

Growth of $10,000 investment*


[GRAPH APPEARS HERE]

GALAXY INTERNATIONAL EQUITY FUND

                  Morgan
                  Stanley
                  Europe
                  Australia     Galaxy      Galaxy
                  Far East      Retail A    Trust
                  Index         Shares      Shares
           91     10,000         9,625      10,000
           92      8,680         9,297       9,660
           93     11,970        11,748      12,207
           94     13,134        12,795      13,294
           95     13,125        12,713      13,291
     10/31/96     14,499        14,093      14,820

 . Morgan Stanley Europe, Australia & Far East Index
 . Galaxy International Equity-Retail A Shares
 . Galaxy International Equity-Trust Shares

*Since inception on 12/30/91. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. The Morgan Stanley Europe, Australia & Far East Index (EAFE) is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.


Special Opportunities
      Although economic growth abroad was weak compared to growth in the U.S., foreign recoveries have continued to gather steam. At the end of 1995, low interest rates in Japan combined with stimulative fiscal and monetary policies to push stock prices higher. This raised stock prices in other Pacific Basin markets. There were also positive performances by stocks in Europe--although local economies were generally weaker there. Believing much of Japan's recovery would hinge on domestic consumption, we concentrated on companies with a strong presence in Japanese markets. In Europe, we took advantage of short-term trading opportunities.
      Ongoing economic improvement helped Japanese stocks rally further at the start of 1996. Stocks in Pacific Basin countries advanced as well due to continued profit growth and improving market liquidity. We continued to focus on economically sensitive stocks in Japan. Believing a slowdown in Europe was ending, we added cyclical issues from that area. In Latin America, where the economies of Argentina and Mexico had already turned the corner toward recovery, we continued to make the most of selected investment opportunities.
      Foreign markets advanced further in the second quarter of 1996, although returns for investors here remained muted by a strong U.S. dollar. We continued to focus on the core markets of Europe and Japan. We added stocks from Sweden and the United Kingdom during a temporary weakness there. Believing that corporate profits would recover further in Japan, we increased exposure to cyclical sectors of the Japanese market. We also added shares from Singapore, South Korea and Argentina, as we found appealing investments there.

      Foreign stock prices were more mixed in the third quarter. Economic growth in Europe was generally weaker than expected. In Japan, investors vacillated between concern about too much growth and new signs of economic weakness.

Continued Recovery Ahead
      We remain confident that foreign stocks will advance further in the months to come. Recent setbacks in global economic recovery could make the recovery stronger and last longer than expected. With rising earnings, reasonable valuations and favorable monetary policies, stock prices should continue to strengthen.
      Given the fragile condition of European economies, we expect further cuts in interest rates there that should stimulate economic growth. European stocks should also benefit from corporate restructuring.
      In Japan, many institutions are now shifting pension assets from bonds to equities. Although most individual investors still prefer the greater safety of bonds, we expect this to change over time. As in the U.S., individuals could eventually provide a huge stimulus for the advance of Japanese stocks.

David von Hemert became manager of the Galaxy International Fund in August of 1994 and has managed money for Fleet Investment Advisors Inc. since 1980. Effective August 12, 1996, Oechsle International Advisors, L.P., serves as sub-advisor for the Fund. Prior to August 12, 1996, Wellington Management Company served as the Fund's Sub-Advisor.

--------------------------------------------------------------------------------
Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures in this report include changes in share price, the effect of sales charges, where applicable, and reinvestment of dividends and capital gains distributions, if any.

"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

---------------
  SHAREHOLDER
    SERVICES
---------------


AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund.

QUARTERLY MAGAZINE

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology.

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

INVESTMENT SPECIALISTS

In many Fleet branch offices or in the convenience of your home or office, you can visit one-on-one with an Investment Specialist* who can help you select the investments that match your individual needs. This service is at no cost to you.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-800-628-0414 for information on initial purchases and current performance.

CUSTOMER SERVICE

Quality customer service is only a phone call away. Call 1-800-628-0414 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

In addition, Galaxy's state-of-the-art InvestConnect automated voice response system is available to serve you 24-hours a day, seven days a week by calling 1-800-FOR-GLXY (367-4599).

--------------------------------------------------------------------------------
Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.

* Shares of the Funds are distributed through 440 Financial Distributors, Inc., member NASD and SIPC. Investment Specialists are registered representatives of FIS Securities, Inc., member NASD, Fleet Enterprises, Inc., member NASD and SIPC, or MDS Securities Inc., member NASD and SIPC.

                                  Asset Allocation Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS
     FUND APPEARS HERE]           October 31, 1996


                                                                 Value
 Shares                                                         (Note 2)
--------                                                       ----------

COMMON STOCKS - 55.40%

                    Consumer Staples - 16.55%

      35,000        American Home Products Corp. ..........  $      2,143,747
      15,000        Coca-Cola Co. .........................           757,500
      35,000        Coca-Cola Enterprises, Inc. ...........         1,491,875
      55,000        CPC International, Inc. ...............         4,338,125
      60,000        Gillette Co............................         4,485,000
      50,000        Johnson & Johnson......................         2,462,500
      50,000        Lilly (Eli) & Co. .....................         3,525,000
      90,000        McDonald's Corp.  .....................         3,993,750
      55,000        Merck & Co., Inc. .....................         4,076,875
      50,000        Nike, Inc., Class B....................         2,943,750
     120,000        PepsiCo, Inc. .........................         3,555,000
      50,000        Pfizer, Inc. ..........................         4,137,500
      25,000        Procter & Gamble Co. ..................         2,475,000
                                                             ----------------
                                                                   40,385,622
                                                             ----------------

                    Technology - 9.74%

      40,000        American Telephone &
                    Telegraph Corp. .......................         1,395,000
      30,000        AMP, Inc. .............................         1,016,250
      60,000        Automatic Data Processing, Inc. .......         2,497,500
      50,000        Cisco Systems, Inc.* ..................         3,093,750
      60,000        Corning, Inc. .........................         2,325,000
      50,000        Hewlett-Packard Co. ...................         2,206,250
      40,000        Intel Corp. ...........................         4,395,000
      12,963        Lucent Technologies, Inc. .............           609,261
      25,000        Microsoft Corp.* ......................         3,431,250
      60,000        Xerox Corp. ...........................         2,782,500
                                                             ----------------
                                                                   23,751,761
                                                             ----------------

                    Finance - 7.26%

      32,000        American International Group, Inc. ....         3,476,000
      20,000        Banc One Corp. ........................           847,500
      24,000        Barnett Banks, Inc. ...................           915,000
      40,000        Citicorp...............................         3,960,000
      12,000        Crestar Financial Corp. ...............           738,000
     110,000        Federal National
                    Mortgage Association...................         4,303,750
      60,000        Hibernia Corp., Class A................           667,500
      21,000        Old Kent Financial Corp. ..............           947,625
      40,000        Suntrust Banks, Inc. ..................         1,865,000
                                                             ----------------
                                                                   17,720,375
                                                             ----------------

                    Capital Goods - 5.44%

      40,000        Boeing Co. ............................         3,815,000
      35,000        Deere & Co. ...........................         1,461,250
      45,000        General Electric Co. ..................         4,353,750
     100,000        Thermo Electron Corp. .................         3,650,000
                                                             ----------------
                                                                   13,280,000
                                                             ----------------

                    Energy - 4.94%

      42,000        Amoco Corp. ...........................         3,181,500
      50,000        Halliburton Co. .......................         2,831,250
      32,000        Mobil Corp. ...........................         3,736,000
      15,000        Schlumberger, Ltd. ....................         1,486,875
      29,643        Union Pacific Resources Group, Inc. ...           815,183
                                                             ----------------
                                                                   12,050,808
                                                             ----------------

                    Utilities - 3.51%

      30,000        Ameritech Corp. .......................         1,642,500
      25,000        GTE Corp. .............................         1,053,125
      60,000        SBC Communications, Inc. ..............         2,917,500
      60,000        Sonat, Inc. ...........................         2,955,000
                                                             ----------------
                                                                    8,568,125
                                                             ----------------

                    Consumer Cyclical - 3.18%

      35,000        Circuit City Stores, Inc. .............         1,146,250
      75,000        Home Depot, Inc. ......................         4,106,250
      50,000        Sherwin-Williams Co. ..................         2,506,250
                                                             ----------------
                                                                    7,758,750
                                                             ----------------

                    Basic Materials - 2.57%

      30,000        Minnesota Mining &
                    Manufacturing Co. .....................         2,298,750
     100,000        Monsanto Co. ..........................         3,962,500
                                                             ----------------
                                                                    6,261,250
                                                             ----------------

                    Transportation - 2.21%

     110,000        Ford Motor Co. ........................         3,437,500
      35,000        Union Pacific Corp. ...................         1,964,375
                                                             ----------------
                                                                    5,401,875
                                                             ----------------
                    Total Common Stocks....................       135,178,566
                                                             ----------------
                    (Cost $98,882,120)

  Par
 Value
-------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 20.95%

                    U.S. Treasury Notes - 9.32%
$  2,000,000        6.13%, 03/31/98........................         2,013,718
   1,500,000        7.88%, 04/15/98........................         1,546,575
     750,000        6.25%, 07/31/98........................           756,818
   1,500,000        7.00%, 04/15/99........................         1,540,245
   1,250,000        6.88%, 07/31/99........................         1,280,674
     500,000        6.00%, 08/15/99........................           501,465
   1,000,000        6.88%, 08/31/99........................         1,025,249
   1,500,000        6.00%, 10/15/99........................         1,505,969
   1,000,000        6.25%, 05/31/00........................         1,008,519

                       See Notes to Financial Statements.

                                  Asset Allocation Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS (continued)
     FUND APPEARS HERE]           October 31, 1996


                                                                       Value
 Par Value                                                            (Note 2)
-----------                                                          ----------
                    U.S. Treasury Notes (continued)

$      500,000      5.75%, 10/31/00........................  $        495,260
       750,000      6.50%, 05/31/01........................           762,682
     1,500,000      6.50%, 08/31/01........................         1,525,245
     2,000,000      7.50%, 11/15/01........................         2,119,820
     3,000,000      7.50%, 05/15/02........................         3,194,790
     2,000,000      6.38%, 08/15/02........................         2,024,300
     1,500,000      5.88%, 11/15/05........................         1,452,510
                                                               --------------
                                                                   22,753,839
                                                               --------------

                    U.S. Treasury Bonds - 7.39%

     2,000,000      7.63%, 02/15/07........................         2,110,918
     3,250,000      7.50%, 11/15/16........................         3,526,738
     1,000,000      8.13%, 08/15/19........................         1,158,660
       750,000      8.50%, 02/15/20........................           902,879
       500,000      8.13%, 08/15/21........................           582,120
     3,000,000      7.25%, 08/15/22........................         3,181,647
     1,250,000      7.63%, 11/15/22........................         1,383,213
     3,000,000      7.13%, 02/15/23........................         3,140,907
     1,000,000      6.25%, 08/15/23........................           939,480
     1,000,000      7.50%, 11/15/24........................         1,097,829
                                                               --------------
                                                                   18,024,391
                                                               --------------

                    Federal National Mortgage
                    Association - 2.03%

     1,000,000      6.74%, 09/19/01........................         1,020,669
     1,000,000      6.49%, 01/19/06........................           971,579
     2,000,000      8.18%, 04/15/24........................         2,022,758
       326,904      6.50%, 01/01/26........................           312,908
       653,428      6.50%, 01/01/26........................           625,452
                                                               --------------
                                                                    4,953,366
                                                               --------------

                    Federal Home Loan
                    Mortgage Corporation - 0.83%

     1,000,000      7.74%, 06/01/04........................         1,022,549
     1,000,000      7.05%, 06/08/05........................         1,003,039
                                                               --------------
                                                                    2,025,588
                                                               --------------

                    Federal Home Loan Bank - 0.82%

     1,000,000      7.00%, 06/12/00........................         1,000,179
     1,000,000      7.56%, 06/14/05........................         1,000,009
                                                               --------------
                                                                    2,000,188
                                                               --------------

                    Government National
                    Mortgage Association - 0.42%

       959,266      9.00%, 12/15/17........................         1,018,621
                                                               --------------

                    Federal Farm Credit Bank - 0.14%

       250,000      6.40%, 12/11/00........................           249,087
       100,000      8.25%, 05/01/07........................           100,288
                                                               --------------
                                                                      349,375
                                                               --------------
                    Total U.S. Government
                    and Agency Obligations.................        51,125,368
                                                               --------------
                    (Cost $50,432,966)

CORPORATE BONDS - 10.18%

       200,000      American Telephone
                    & Telegraph Corp.
                    7.00%, 05/15/05........................           203,250
     1,000,000      Aristar, Inc.
                    8.13%, 12/01/97........................         1,025,219
     1,000,000      Associates Corp. N.A.
                    6.00%, 03/15/99........................         1,000,000
     1,000,000      Bank One Milwaukee, MTN
                    6.35%, 03/19/01........................           998,750
     1,080,000      Carolina Power & Light Co., MTN
                    5.06%, 09/13/98........................         1,062,450
     1,000,000      Caterpillar Financial
                    Services Corp., MTN
                    6.84%, 09/15/99........................         1,016,250
     1,000,000      CIT Group Holdings, Inc., MTN
                    6.20%, 04/15/98........................         1,005,000
     1,200,000      Citicorp, MTN
                    8.63%, 11/01/04........................         1,255,500
     1,000,000      Columbia/HCA
                    Healthcare Corp., MTN
                    6.88%, 07/15/01........................         1,016,250
     1,000,000      Crown Cork & Seal Co., Inc.
                    5.88%, 04/15/98........................           997,500
     1,000,000      Ford Motor Credit Co.
                    8.00%, 01/15/99........................         1,038,750
     1,000,000      General Motors
                    Acceptance Corp., MTN
                    7.65%, 01/16/98........................         1,020,000
     1,000,000      Household Finance Corp., MTN
                    5.80%, 03/09/98........................           998,750
     1,000,000      International Business Machines Corp.
                    7.50%, 06/15/13........................         1,040,000
       500,000      International Lease
                    Finance Corp., MTN
                    5.55%, 02/16/98........................           497,978
     1,000,000      National City Bank of Kentucky
                    6.30%, 02/15/11........................           920,000
     1,000,000      National Rural Utilities
                    Cooperative Finance Corp.
                    7.30%, 09/15/06........................         1,030,000
     1,000,000      NationsBank Corp.
                    7.00%, 09/15/01........................         1,022,500


                      See Notes to Financial Statements.

                                  Asset Allocation Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS (continued)
     FUND APPEARS HERE]           October 31, 1996


  Par                                                                Value
 Value                                                              (Note 2)
-------                                                            ----------
CORPORATE BONDS (continued)

$    1,000,000      Norwest Corp., MTN
                    6.25%, 04/15/99........................     $   1,004,880
     1,000,000      Pitney Bowes Credit Corp., MTN
                    6.54%, 07/15/99........................         1,010,000
     1,000,000      Sears Roebuck & Co., MTN
                    7.82%, 02/23/98........................         1,023,750
     1,000,000      Sysco Corp.
                    7.00%, 05/01/06........................         1,018,750
       500,000      Texas Utilities Electric Co.
                    7.38%, 11/01/99........................           515,000
       500,000      Union Pacific Resources Group, Inc.
                    7.00%, 10/15/06........................           505,625
     2,000,000      Wachovia Bank
                    6.30%, 03/15/01........................         1,985,000
       500,000      WMX Technologies, Inc.
                    7.13%, 06/15/01........................           513,125
       100,000      Xerox Corp.
                    8.13%, 04/15/02........................           107,625
                                                                -------------
                    Total Corporate Bonds..................        24,831,902
                    (Cost $24,467,778)                          -------------


ASSET-BACKED SECURITIES - 1.68%

     1,000,000      Chemical Master Credit Card
                    Trust I, Class A
                    5.55%, 09/15/03........................           973,925
     1,000,000      Ford Credit Owner Trust, Class A3
                    6.50%, 11/15/99........................         1,010,653
     1,000,000      NationsBank Auto Owner Trust, Class A3
                    6.38%, 07/15/00........................         1,006,563
     1,100,000      Premier Auto Trust, Class A3
                    6.50%, 03/06/00........................         1,110,007
                                                                -------------
                    Total Asset-Backed Securities..........         4,101,148
                    (Cost $4,061,541)                            ------------

REPURCHASE AGREEMENT - 11.66%

$   28,461,013      Chase Securities, Inc.
                    5.45%, 11/01/96, Dated 10/31/96
                    Repurchase Price $28,465,322
                    (Collateralized by
                    U.S. Treasury Bond 7.25%, Due 2016;
                    Total Par Value 26,725,000;
                    Total Market Value $29,206,871)........     $  28,461,013
                                                                -------------
                    Total Repurchase Agreement.............        28,461,013
                    (Cost $28,461,013)                          -------------

Total Investments - 99.87%.................................       243,697,997
(Cost $206,305,418)                                             -------------

Net Other Assets and Liabilities - 0.13%...................           313,981
                                                                -------------

Net Assets - 100.00%.......................................     $ 244,011,978
                                                                =============

------------------------------------------
*        Non-income producing security
MTN      Medium Term Note




                      See Notes to Financial Statements.

                                  Equity Income Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS
     FUND APPEARS HERE]           October 31, 1996

                                                                     Value
    Shares                                                          (Note 2)
    ------                                                          --------
COMMON STOCKS - 79.49%

                    Consumer Staples - 19.19%

      63,000        American Home Products Corp............     $   3,858,749
      30,000        Bristol-Myers Squibb Co................         3,172,500
      70,000        CPC International, Inc.................         5,521,250
      35,000        Gillette Co............................         2,616,250
      85,000        Johnson & Johnson......................         4,186,250
     125,000        McDonald's Corp........................         5,546,875
      55,000        Merck & Co., Inc.......................         4,076,875
     170,000        PepsiCo, Inc...........................         5,036,250
      45,000        Pfizer, Inc............................         3,723,750
      40,000        Procter & Gamble Co....................         3,960,000
      25,000        Rite Aid Corp..........................           850,000
      34,000        Warner-Lambert Co......................         2,163,250
                                                                 ------------
                                                                   44,711,999
                                                                 ------------

                    Utilities - 12.17%

     200,000        Baltimore Gas & Electric Co............         5,450,000
     160,000        GTE Corp...............................         6,740,000
     101,000        SBC Communications, Inc................         4,911,125
      67,755        Union Pacific Resources Group, Inc.....         1,863,263
     238,000        Washington Gas Light Co................         5,325,250
     150,000        Wisconsin Energy Corp..................         4,068,750
                                                                 ------------
                                                                   28,358,388
                                                                 ------------

                    Finance - 10.11%

      15,000        American International Group, Inc......         1,629,375
      90,000        Banc One Corp..........................         3,813,750
      60,000        Barnett Banks, Inc.....................         2,287,500
      20,000        Corestates Financial Corp..............           972,500
      30,000        Crestar Financial Corp.................         1,845,000
     110,000        Federal National
                    Mortgage Association...................         4,303,750
      60,000        Hibernia Corp., Class A................           667,500
      90,000        ITT Hartford Group, Inc................         5,670,000
      52,500        Old Kent Financial Corp................         2,369,063
                                                                 ------------
                                                                   23,558,438
                                                                 ------------

                    Energy - 9.82%

      75,000        Amoco Corp.............................         5,681,250
      50,000        Atlantic Richfield Co..................         6,625,000
      60,000        Exxon Corp.............................         5,317,500
      45,000        Mobil Corp.............................         5,253,750
                                                                 ------------
                                                                   22,877,500
                                                                 ------------

                    Technology - 8.16%

      94,000        American Telephone &
                    Telegraph Corp.........................         3,278,250
     147,000        AMP, Inc...............................         4,979,625
      85,000        Automatic Data Processing, Inc.........         3,538,125
      37,000        Electronic Data Systems Corp...........         1,665,000
     120,000        Xerox Corp.............................         5,565,000
                                                                 ------------
                                                                   19,026,000
                                                                 ------------

                    Capital Goods - 6.92%

      44,000        Boeing Co..............................         4,196,500
      45,000        Deere & Co.............................         1,878,750
      68,000        General Electric Co....................         6,579,000
      42,000        Thermo Electron Corp...................         1,533,000
      15,000        United Technologies Corp...............         1,931,250
                                                                 ------------
                                                                   16,118,500
                                                                 ------------

                    Transportation - 5.81%

     290,000        Ford Motor Co..........................         9,062,500
      80,000        Union Pacific Corp.....................         4,490,000
                                                                 ------------
                                                                   13,552,500
                                                                 ------------

                    Basic Materials - 5.26%

      40,000        Crown Cork & Seal Co., Inc.............         1,920,000
      60,000        Minnesota Mining &
                     Manufacturing Co......................         4,597,500
     125,000        Weyerhaeuser Co........................         5,734,375
                                                                 ------------
                                                                   12,251,875
                                                                 ------------

                    Consumer Cyclical - 2.05%

      40,000        Dayton Hudson Corp.....................         1,385,000
      90,000        Walgreen Co............................         3,397,500
                                                                 ------------
                                                                    4,782,500
                                                                 ------------
                    Total Common Stocks....................       185,237,700
                    (Cost $145,684,575)                          ------------

 Par Value
 ---------

U.S. GOVERNMENT OBLIGATIONS - 2.49%

                    U.S. Treasury Notes - 1.70%

$  2,000,000        5.13%, 03/31/98........................         1,987,118
   2,000,000        5.50%, 04/15/00........................         1,972,178
                                                                 ------------
                                                                    3,959,296
                                                                 ------------

                      See Notes to Financial Statements.

                                  Equity Income Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS(continued)
     FUND APPEARS HERE]           October 31, 1996


                                                                 Value
    Par Value                                                   (Note 2)
    ---------                                                   --------
                    U.S. Treasury Bond - 0.79%

$   1,700,000       7.50%, 11/15/16........................     $   1,844,755
                                                                -------------
                    Total U.S. Government Obligations......         5,804,051
                    (Cost $5,662,781)                           -------------


REPURCHASE AGREEMENT - 17.70%

   41,255,979       Chase Securities, Inc.
                    5.45%, 11/01/96, Dated 10/31/96
                    Repurchase Price $41,262,225
                    (Collateralized by
                    U.S. Treasury Note 7.25%, Due 2016;
                    Total Par Value 38,740,000;
                    Market Value $42,337,668)..............        41,255,979
                                                                -------------
                    Total Repurchase Agreement.............        41,255,979
                    (Cost $41,255,979)                          -------------

Total Investments - 99.68%.................................       232,297,730
(Cost $192,603,335)                                             -------------

Net Other Assets and Liabilities - 0.32%...................           748,078
                                                                -------------
Total Net Assets - 100.00%.................................     $ 233,045,808
                                                                =============



                      See Notes to Financial Statements.

                                  Growth and Income Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS
     FUND APPEARS HERE]           October 31, 1996


                                                                 Value
    Shares                                                      (Note 2)
    ------                                                      --------
          COMMON STOCKS - 92.05%

                    Consumer Staples - 20.85%

     112,000        American Home Products Corp............     $   6,860,000
      62,000        Anheuser-Busch Cos., Inc...............         2,387,000
      68,000        Baxter International, Inc..............         2,830,500
     200,000        Elan Corp. Plc, ADR*...................         5,550,000
      87,000        Heinz (H. J.) Co.......................         3,088,500
      84,000        Humana, Inc.*..........................         1,533,000
      68,000        Lilly (Eli) & Co.......................         4,794,000
      65,000        McDonald's Corp........................         2,884,375
      67,000        Merck & Co., Inc.......................         4,966,375
      93,000        PepsiCo, Inc...........................         2,755,125
      32,000        Pfizer, Inc............................         2,648,000
      86,000        Pharmacia & Upjohn, Inc................         3,096,000
      27,000        Philip Morris Cos., Inc................         2,500,875
      25,000        Procter & Gamble Co....................         2,475,000
      92,000        Supervalu, Inc.........................         2,737,000
      16,000        Unilever...............................         2,446,000
      40,000        Warner-Lambert Co......................         2,545,000
                                                                 ------------
                                                                   56,096,750
                                                                 ------------

                    Technology - 15.36%

      72,000        American Telephone
                    & Telegraph Corp.......................         2,511,000
      78,000        AMP, Inc...............................         2,642,250
      55,000        Avnet, Inc.............................         2,770,625
      77,000        Century Telephone Enterprises, Inc.....         2,473,625
      30,000        Computer Sciences Corp.*...............         2,227,500
      75,000        Corning, Inc...........................         2,906,250
      38,000        Dow Chemical Co........................         2,954,500
      68,000        Electronic Data Systems Corp...........         3,060,000
      48,000        Harris Corp............................         3,006,000
      62,000        Hewlett-Packard Co.....................         2,735,750
      32,000        International Business
                    Machines Corp..........................         4,128,000
      46,000        Motorola, Inc..........................         2,116,000
      44,000        Pitney Bowes, Inc......................         2,458,500
      56,000        Texas Instruments, Inc.................         2,695,000
      57,000        Xerox Corp.............................         2,643,375
                                                                 ------------
                                                                   41,328,375
                                                                 ------------

                    Finance - 13.05%

      88,000        Banc One Corp..........................         3,729,000
      76,000        Chubb Corp.............................         3,800,000
      68,000        Corestates Financial Corp..............         3,306,500
      68,000        Exel, Ltd..............................         2,584,000
      72,000        Federal National
                    Mortgage Association...................         2,817,000
      62,000        First Chicago NBD Corp.................         3,162,000
      43,000        ITT Hartford Group, Inc................         2,709,000
      88,000        Lincoln National Corp..................         4,268,000
      40,000        Morgan (J.P.) & Co., Inc...............         3,455,000
      58,000        National City Corp.....................         2,515,750
      76,000        PNC Bank Corp..........................         2,755,000
                                                                 ------------
                                                                   35,101,250
                                                                 ------------

                    Energy - 10.08%

      96,000        Amoco Corp.............................     $   7,272,000
      21,000        Atlantic Richfield Co..................         2,782,500
      41,000        Chevron Corp...........................         2,695,750
      28,000        Halliburton Co.........................         1,585,500
      58,000        Mobil Corp.............................         6,771,500
     144,000        Occidental Petroleum Corp..............         3,528,000
      25,000        Schlumberger, Ltd......................         2,478,125
                                                                 ------------
                                                                   27,113,375
                                                                 ------------

                    Capital Goods - 8.54%

      26,000        Boeing Co..............................         2,479,750
      78,000        GATX Corp..............................         3,724,500
      35,000        General Electric Co....................         3,386,250
     160,000        Hubbell, Inc., Class A.................         5,840,000
      50,000        Raytheon Co............................         2,462,500
      64,000        Thermo Electron Corp...................         2,336,000
      80,000        WMX Technologies, Inc..................         2,750,000
                                                                 ------------
                                                                   22,979,000
                                                                 ------------

                    Consumer Cyclical - 8.42%

      70,000        Circuit City Stores, Inc...............         2,292,500
      76,000        Donnelley (R.R.) & Sons Co.............         2,308,500
      41,000        Dun & Bradstreet Corp..................         2,372,875
      39,000        Eastman Kodak Co.......................         3,110,250
      78,000        Masco Corp.............................         2,447,250
      46,000        Penney (J.C.) Co., Inc.................         2,415,000
      74,000        Pep Boys-Manny, Moe & Jack.............         2,590,000
      85,000        PHH Corp...............................         2,528,750
      97,000        Wal-Mart Stores, Inc...................         2,582,625
                                                                 ------------
                                                                   22,647,750
                                                                 ------------

                    Utilities - 6.57%

      98,000        Entergy Corp...........................         2,744,000
      83,000        GTE Corp...............................         3,496,375
      62,000        SBC Communications, Inc................         3,014,750
      68,000        Southern New England
                    Telecommunication......................         2,533,000
      82,000        U.S. West, Inc.,
                    Communications Group...................         2,490,750
      88,000        Vodafone Group Plc, ADR................         3,399,000
                                                                 ------------
                                                                   17,677,875
                                                                 ------------

                    Transportation - 4.63%

      29,000        British Airways, Plc, ADR..............         2,617,250
      40,000        Burlington Northern Santa Fe Corp......         3,295,000
      35,000        Delta Air Lines, Inc...................         2,480,625
     130,000        Ford Motor Co..........................         4,062,500
                                                                 ------------
                                                                   12,455,375
                                                                 ------------



                      See Notes to Financial Statements.

                                  Growth and Income Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS (continued)
     FUND APPEARS HERE]           October 31, 1996

                                                                     Value
    Shares                                                          (Note 2)
    ------                                                          --------
                    Basic Materials - 3.22%

      83,000        Dexter Corp............................     $   2,573,000
     118,100        Ethyl Corp.............................           974,325
      34,000        Minnesota Mining
                     & Manufacturing Co....................         2,605,250
      55,000        Weyerhaeuser Co........................         2,523,125
                                                                -------------
                                                                    8,675,700
                                                                -------------

                    Chemicals and Drugs - 1.33%

     120,000        Lubrizol Corp..........................         3,570,000
                                                                -------------
                    Total Common Stocks....................       247,645,450
                    (Cost $201,612,856)                         -------------


     Par
    Value
    -----
REPURCHASE AGREEMENT - 8.17%

$ 21,980,581        Chase Securities, Inc.
                    5.45%, 11/01/96, Dated 10/31/96
                    Repurchase Price $ 21,983,909
                    (Collateralized by
                    U.S. Treasury Bond 7.25%,Due 2016;
                    Total Par Value 20,640,000;
                    Total Market Value $22,556,775)........        21,980,581
                                                                -------------
                    Total Repurchase Agreement.............        21,980,581
                    (Cost $21,980,581)                          -------------

Total Investments - 100.22%................................       269,626,031
(Cost $223,593,437)                                             -------------

Net Other Assets and Liabilities - (0.22)%.................          (580,019)
                                                                -------------
Net Assets - 100.00%.......................................     $ 269,046,012
                                                                =============

---------------------------------------
*        Non-income producing security
ADR      American Depositary Receipt




                      See Notes to Financial Statements.

                                  Equity Value Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS
     FUND APPEARS HERE]           October 31, 1996


                                                                     Value
    Shares                                                          (Note 2)
    ------                                                          --------
COMMON STOCKS - 91.65%

                    Finance - 20.91%

     124,250        AFLAC, Inc. ...........................     $   4,985,531
      16,700        American International Group, Inc. ....         1,814,038
     110,000        Banc One Corp. ........................         4,661,250
      50,000        Bank of Boston Corp. ..................         3,200,000
     100,800        Beneficial Corp. ......................         5,896,800
      59,600        Chase Manhattan Corp. .................         5,110,700
      20,500        Citicorp...............................         2,029,500
      54,500        Edwards (A.G.), Inc. ..................         1,628,188
     198,400        Federal National
                    Mortgage Association...................         7,762,400
      50,000        First Union Corp. .....................         3,637,500
     117,700        Firstar Corp. .........................         5,767,300
      60,000        MBIA, Inc. ............................         5,317,500
     100,000        Mellon Bank Corp. .....................         6,512,500
      70,000        National City Corp. ...................         3,036,250
      23,500        Progessive Corp. ......................         1,615,625
      76,000        Standard Federal Bancorp., Inc. .......         4,066,000
      40,000        Washington Mutual, Inc. ...............         1,690,000
                                                                 ------------
                                                                   68,731,082
                                                                 ------------

                    Consumer Staples - 18.73%

      36,900        Abbott Laboratories....................         1,868,063
     100,000        American Home Products Corp. ..........         6,125,000
      82,200        Becton Dickinson & Co. ................         3,575,700
     195,900        Bergen Brunswig Corp., Class A.........         6,146,363
     242,000        Biomet, Inc. ..........................         3,902,244
      17,400        Bristol-Myers Squibb Co. ..............         1,840,050
      26,800        Cardinal Health, Inc. .................         2,103,800
      57,700        Colgate Palmolive Co. .................         5,308,400
      59,400        Elan Corp. Plc, ADR*...................         1,648,350
     138,100        Family Dollar Stores, Inc. ............         2,347,700
     189,500        IBP, Inc. .............................         4,737,500
      62,500        Kimberly-Clark Corp. ..................         5,828,125
     120,200        PepsiCo, Inc. .........................         3,560,925
      66,600        Philip Morris Cos., Inc. ..............         6,168,825
     100,000        Schering-Plough Corp. .................         6,400,000
                                                                 ------------
                                                                   61,561,045
                                                                 ------------

                    Technology - 15.58%

     141,800        Analog Devices, Inc.*..................         3,686,800
      45,000        Autodesk, Inc. ........................         1,029,375
     101,500        Cabletron Systems, Inc.*...............         6,331,063
      54,000        Cisco Systems, Inc.*...................         3,341,250
      76,100        Compaq Computer Corp.*.................         5,298,463
     105,000        Computer Associates
                    International, Inc. ...................         6,208,125
     124,600        Hewlett-Packard Co. ...................         5,497,975
      80,000        Intel Corp. ...........................         8,790,000
      51,900        International Business
                    Machines Corp. ........................         6,695,100
      50,000        International Rectifier Corp.*.........           618,750
     108,500        Nellcor Puritan Bennett, Inc.*.........         2,115,750
      34,700        Xerox Corp. ...........................         1,609,213
                                                                 ------------
                                                                   51,221,864
                                                                 ------------

                    Transportation - 9.74%

      30,700        AMR Corp.*.............................         2,578,800
      23,000        British Airways Plc, ADR...............         2,075,750
     170,000        Carnival Corp., Class A................         5,121,250
     197,200        Chrysler Corp. ........................         6,630,850
      34,400        Delta Air Lines, Inc. .................         2,438,100
      58,000        Ford Motor Co. ........................         1,812,500
     163,000        Illinois Central Corp. ................         5,277,125
      67,800        Lockheed Martin Corp. .................         6,076,575
                                                                 ------------
                                                                   32,010,950
                                                                 ------------

                    Consumer Cyclical - 8.88%

      88,000        Armstrong World Industries, Inc. ......         5,874,000
      89,200        Circuit City Stores, Inc. .............         2,921,300
      63,500        Dillard Department Stores, Inc.,
                    Class A................................         2,016,125
     193,400        Echlin, Inc. ..........................         6,309,675
      12,300        Gannett Co., Inc. .....................           933,263
      48,600        Gap, Inc. .............................         1,409,400
     196,100        Kaufman & Broad Home Corp. ............         2,353,200
     104,700        Manpower, Inc. ........................         2,970,863
     153,100        Mattel, Inc. ..........................         4,420,763
                                                                 ------------
                                                                   29,208,589
                                                                 ------------

                    Energy - 7.47%

      65,700        Amoco Corp. ...........................         4,976,775
      14,016        British Petroleum Co. Plc, ADR.........         1,802,808
     140,900        Coastal Corp. .........................         6,058,700
     164,900        Phillips Petroleum Co. ................         6,760,900
     232,200        Union Texas Petroleum
                    Holdings, Inc. ........................         4,963,275
                                                                 ------------
                                                                   24,562,458
                                                                 ------------

                    Capital Goods - 4.96%

      27,700        Emerson Electric Co. ..................         2,465,300
      34,900        General Electric Co. ..................         3,376,575
      48,800        Illinois Tool Works, Inc. .............         3,428,200
      98,800        Ingersoll-Rand Co. ....................         4,112,550
      40,000        Johnson Controls, Inc. ................         2,920,000
                                                                 ------------
                                                                   16,302,625
                                                                 ------------

                    Utilities - 3.45%

      49,700        NYNEX Corp. ...........................         2,211,650
     191,100        Pacific Gas & Electric Co. ............         4,490,850
     172,600        Public Service Enterprise
                    Group, Inc. ...........................         4,638,625
                                                                 ------------
                                                                   11,341,125
                                                                 ------------

                    Durable Goods - 1.28%

     114,600        Beckman Instruments, Inc. .............         4,211,550
                                                                 ------------




                      See Notes to Financial Statements.

                                  Equity Value Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS(continued)
     FUND APPEARS HERE]           October 31, 1996



                                                                     Value
    Shares                                                          (Note 2)
    ------                                                          --------
                    Basic Materials - 0.65%

      28,500        Nalco Chemical Co......................     $   1,036,688
      17,500        Phelps Dodge Corp......................         1,100,313
                                                                 ------------
                                                                    2,137,001
                                                                 ------------
                    Total Common Stocks....................       301,288,289
                    (Cost $255,474,654)                          ------------


     Par
    Value
   -------

REPURCHASE AGREEMENT - 8.68%

$ 28,541,624        Chase Securities, Inc.
                    5.45%, 11/01/96, Dated 10/31/96
                    Repurchase Price $28,545,945
                    (Collateralized by
                    U.S. Treasury Note 7.25%, Due 2016;
                    Total Par Value $26,800,000;
                    Market Value $29,288,8363).............        28,541,624
                                                                 ------------
                    Total Repurchase Agreement.............        28,541,624
                    (Cost $28,541,624)                           ------------

Total Investments - 100.33%................................       329,829,913
(Cost $284,016,278)                                              ------------

Net Other Assets and Liabilities - (0.33)%.................        (1,089,615)
                                                                 ------------
Net Assets - 100.00%.......................................     $ 328,740,298
                                                                 ============

------------------------------------------
*        Non-income producing security
ADR      American Depositary Receipt



                      See Notes to Financial Statements.

                                  Equity Growth Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS
     FUND APPEARS HERE]           October 31, 1996

                                                                     Value
        Shares                                                      (Note 2)
        ------                                                      --------
COMMON STOCKS - 94.94%

                    Consumer Staples - 28.26%

     276,000        Abbott Laboratories....................     $  13,972,500
     120,000        American Home Products Corp............         7,350,000
     150,000        Amgen, Inc.*...........................         9,196,875
      69,500        Bristol-Myers Squibb Co................         7,349,625
     187,500        Columbia/HCA Healthcare Corp...........         6,703,123
     100,000        Conagra, Inc...........................         4,987,500
      50,000        CPC International, Inc.................         3,943,750
     230,000        Elan Corp. Plc, ADR*...................         6,382,500
     240,000        Genzyme Corp.*.........................         5,520,000
     200,000        Gillette Co............................        14,950,000
     200,000        Johnson & Johnson......................         9,850,000
     150,000        Lilly (Eli) & Co.......................        10,575,000
     300,000        McDonald's Corp........................        13,312,500
     240,000        Merck & Co., Inc.......................        17,790,000
     221,000        Mirage Resorts, Inc.*..................         4,862,000
     300,000        Monsanto Co............................        11,887,500
     500,000        PepsiCo, Inc...........................        14,812,500
     200,000        Pfizer, Inc............................        16,550,000
     150,000        Pharmacia & Upjohn, Inc................         5,400,000
     135,000        Procter & Gamble Co....................        13,365,000
     140,000        Sears Roebuck & Co.....................         6,772,500
                                                                 ------------
                                                                  205,532,873
                                                                 ------------

                    Technology - 21.55%

     147,000        AMP, Inc...............................         4,979,625
     350,000        Automatic Data Processing, Inc.........        14,568,750
     250,000        CISCO Systems, Inc.....................        15,468,750
     100,000        Compaq Computer Corp.*.................         6,962,500
      75,000        Dell Computer Corp.*...................         6,103,125
     156,125        Dow Chemical Co........................        12,138,719
     150,000        Electronic Data Systems Corp...........         6,750,000
     150,000        Guidant Corp...........................         6,918,750
     124,700        Hewlett-Packard Co.....................         5,502,388
     200,000        IMC Global, Inc........................         7,500,000
         158        Information Resources, Inc.............             1,995
     175,000        Intel Corp.............................        19,228,125
      75,000        International Business
                    Machines Corp..........................         9,675,000
     153,473        Lucent Technologies, Inc...............         7,213,231
      75,000        Microsoft Corp.*.......................        10,293,750
     180,000        Oracle Corp.*..........................         7,616,250
     100,000        3Com Corp.*............................         6,762,500
     195,300        Xerox Corp.............................         9,057,038
                                                                 ------------
                                                                  156,740,496
                                                                 ------------

                    Energy - 12.24%

     156,700        Amoco Corp.............................     $  11,870,025
     200,000        Anadarko Petroleum Corp................        12,725,000
     130,000        Cooper Cameron Corp.*..................         8,303,750
     125,000        Mobil Corp.............................        14,593,750
     200,000        Schlumberger, Ltd......................        19,825,000
     225,000        Sonat, Inc.............................        11,081,250
     150,000        Transocean Offshore, Inc...............         9,487,500
      42,347        Union Pacific Resources Group, Inc.....         1,164,543
                                                                 ------------
                                                                   89,050,818
                                                                 ------------

                    Finance - 11.01%

     163,725        American International Group, Inc......        17,784,628
     300,000        Barnett Banks, Inc.....................        11,437,500
     125,000        Chase Manhattan Corp...................        10,718,750
     207,400        Citicorp...............................        20,532,600
     500,000        Federal National
                    Mortgage Association...................        19,562,500
                                                                 ------------
                                                                   80,035,978
                                                                 ------------

                    Capital Goods - 8.44%

     155,000        Boeing Co..............................        14,783,125
     175,000        Deere & Co.............................         7,306,250
     157,200        General Electric Co....................        15,209,100
     150,000        Ingersoll-Rand Co......................         6,243,750
     488,475        Thermo Electron Corp...................        17,829,338
                                                                 ------------
                                                                   61,371,563
                                                                 ------------

                    Consumer Cyclical - 8.31%

     165,000        Circus Circus Enterprises, Inc.*.......         5,692,500
     150,000        Disney (Walt) Co.......................         9,881,250
     160,000        Hilton Hotels Corp.....................         4,860,000
     300,000        Home Depot, Inc........................        16,425,000
      65,300        Mattel, Inc............................         1,885,538
     150,000        Sherwin-Williams Co....................         7,518,750
     195,000        Thrifty Payless
                    Holdings, Inc., Class B*...............         4,168,125
     250,000        TJX Cos., Inc..........................        10,000,000
                                                                 ------------
                                                                   60,431,163
                                                                 ------------



                      See Notes to Financial Statements.

                                  Equity Growth Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS(continued)
     FUND APPEARS HERE]           October 31, 1996


                                                                     Value
    Shares                                                          (Note 2)
   --------                                                         --------
                    Transportation - 4.46%

     106,300        AMR Corp.*.............................     $   8,929,200
     311,428        Ford Motor Co..........................         9,732,125
     250,000        Tidewater, Inc.........................        10,937,500
      50,000        Union Pacific Corp.....................         2,806,250
                                                                 ------------
                                                                   32,405,075
                                                                 ------------

                    Utilities - 0.67%

     200,000        Worldcom, Inc.*........................         4,875,000
                                                                 ------------
                    Total Common Stocks....................       690,442,966
                    (Cost $474,242,624)                          ------------


     Par
    Value
   -------

REPURCHASE AGREEMENT - 4.64%

$   33,749,231      Chase Securities, Inc.
                    5.45%, 11/01/96, Dated 10/31/96
                    Repurchase Price 33,754,341
                    (Collateralized by
                    U.S. Treasury Note 7.25%, Due 2016;
                    Total Par Value $31,690,000;
                    Market Value $34,632,955)..............        33,749,231
                                                                 ------------
                    Total Repurchase Agreement.............        33,749,231
                    (Cost $33,749,231)                           ------------

Total Investments - 99.58%.................................       724,192,197
(Cost $507,991,855)                                              ------------

Net Other Assets and Liabilities - 0.42%...................         3,022,276
                                                                 ------------
Net Assets - 100.00%.......................................     $ 727,214,473
                                                                 ============

-------------------------------------------
*        Non-income producing security
ADR      American Depositary Receipt




                       See Notes to Financial Statements.

                                  Small Cap Value Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS
     FUND APPEARS HERE]           October 31, 1996


                                                                     Value
    Shares                                                          (Note 2)
    ------                                                          --------
COMMON STOCKS - 92.44%

                    Technology - 22.76%

     93,200         Aeroflex, Inc.*...........................  $     419,400
     56,200         Analogic Corp.............................      1,531,450
     20,000         Apache Medical Systems, Inc.*.............        217,500
     20,000         Award Software International, Inc.*.......        140,000
     50,000         Benchmark Electronics, Inc.*..............      1,481,250
     32,400         Berg Electronics Corp.*...................        915,300
     34,500         BGS Systems, Inc..........................      1,535,250
    129,875         Boole & Babbage, Inc.*....................      3,993,656
     30,000         Brown & Sharpe Manufacturing Co.,
                    Class A*..................................        360,000
     47,000         Burr-Brown Corp.*.........................        998,750
     30,000         Cardiac Pathways Corp.*...................        330,000
     35,000         CEM Corp.*................................        343,438
     44,500         CFM Technologies, Inc.*...................        372,688
     22,600         CN Biosciences, Inc.*.....................        341,825
     55,200         Comptek Research, Inc.*...................        303,600
     28,400         Computer Horizons Corp.*..................        880,400
     91,600         Computer Task Group, Inc..................      3,457,900
     43,100         Comshare, Inc.*...........................        592,625
     10,000         Cymer, Inc.*..............................        235,000
     26,000         Data General Corp.*.......................        386,750
      5,000         Dawson Geophysical Co.*...................         43,750
     18,360         Detection Systems, Inc.*..................        380,970
     20,000         EIS International, Inc.*..................        170,000
     77,000         Evans & Sutherland Computer Corp.*........      1,617,000
     41,000         Flextronics International, Ltd.*..........        953,250
     15,000         Fluke Corp................................        600,000
     27,500         Fusion Medical Technologies, Inc.*........        244,063
      2,000         General Surgical Innovations, Inc.*.......         14,500
     73,700         Giga-Tronics, Inc.*.......................        617,238
     20,000         Gilbert Associates, Inc., Class A.........        260,000
     36,000         Gish Biomedical, Inc.*....................        238,500
     44,000         Global Industrial Technologies, Inc.*.....        819,500
     20,000         Healthdyne Technologies, Inc.*............        177,500
     39,400         Information Resources, Inc.*..............        497,425
     30,000         Intercargo Corp...........................        262,500
     33,333         International Cabletel, Inc.*.............        791,659
     18,700         Interphase Corp.*.........................        247,775
     26,700         INTERSOLV, Inc.*..........................        216,938
     37,700         K-Tron International, Inc.*...............        372,288
     46,600         Keithley Instruments, Inc.................        361,150
     34,600         Key Technology, Inc.*.....................        830,400
     84,300         Lifecore Biomedical, Inc.*................      1,422,596
     57,600         MacNeal-Schwendler Corp...................        482,400
     47,500         Mapinfo Corp.*............................        516,563
     40,000         Mentor Graphics Corp.*....................        340,000
     64,875         Minntech Corp.............................        810,938
     38,500         Nashua Corp.*.............................        529,375
     24,000         National Computer Systems, Inc............        516,000
     15,000         Osmonics, Inc.*...........................        318,750
     70,000         Peerless Group, Inc.*.....................        498,750
     42,900         Perceptron, Inc.*.........................      1,061,775
     35,000         Performance Technologies, Inc.*...........        428,750
     23,500         Phoenix Technologies, Ltd.*...............        405,375
      8,700         Praegitzer Industries, Inc.*..............         82,650
        915         Ross Systems, Inc.........................          5,604
     25,000         Summa Four, Inc.*.........................        258,594
     29,400         Symix Systems, Inc.*......................        227,850
     25,000         U.S. Bioscience, Inc.*....................        287,500
     88,500         Unitrode Corp.*...........................      2,124,000
     24,000         VMark Software, Inc.*.....................        219,000
                                                                 ------------
                                                                   39,089,658
                                                                 ------------

                    Finance - 15.72%

     24,600         ACC Consumer Finance Corp.*...............        221,400
     58,000         American Annuity Group, Inc...............        790,250
      5,700         American Eagle Group, Inc.................         19,950
     28,500         American Federal Bank.....................        523,688
     37,500         Amvestors Financial Corp..................        548,438
     24,800         BancFirst Corp............................        616,900
     33,750         BSB Bancorp, Inc..........................        869,063
     79,300         Cash America International, Inc...........        574,925
     21,650         CENFED Financial Corp.....................        573,725
     20,100         Coast Savings Financial, Inc.*............        660,788
     17,000         Coastal Bancorp, Inc......................        382,500
     24,000         Consumer Portfolio Services, Inc.*........        294,000
     87,000         D & N Financial Corp.*....................      1,239,750
     29,700         D & N Financial Corp. (Warrants)*.........        178,200
     77,500         Dignity Partners, Inc.*...................        208,281
     32,200         First Colorado Bancorp, Inc...............        503,125
     10,000         First Industrial Realty Trust, Inc........        258,750
     11,500         GBC Bancorp...............................        320,563
     12,200         Hanmi Bank*...............................        140,300
     39,800         Home State Holdings, Inc.*................        298,500
     77,500         Innkeepers USA Trust......................        910,625
     51,180         Integon Corp..............................        966,023
      2,198         Investors Financial Services Corp.........         56,873
        807         Investors Financial Services Corp.
                    Class A...................................         20,881
     12,200         Kansas City Life Insurance Co.............        683,200
     20,000         LaSalle Re Holdings, Ltd..................        580,000
     11,000         Mechanics Savings Bank*...................        171,875
     35,000         Medallion Financial Corp.*................        503,125
     13,400         Mountain Parks Financial Corp.*...........        408,700
     21,395         North Side Savings Bank...................      1,032,309
      6,360         Oriental Bank & Trust of San Juan
                    Puerto Rico...............................        119,250
     37,400         Payco American Corp.*.....................        517,756
     22,700         PennCorp Financial Group, Inc.............        785,988
     41,500         Poe & Brown, Inc..........................      1,071,219
     24,400         RedFed Bancorp, Inc.*.....................        286,700
     37,400         Resource Bancshares
                    Mortgage Group, Inc.......................        558,663
     55,000         Roosevelt Financial Group, Inc............        955,625
     42,000         Security Connecticut Corp.................      1,344,000
    106,700         SEI Corp..................................      2,160,675
     40,000         Selective Insurance Group, Inc............      1,370,000
     36,750         Southwest Securities Group, Inc...........        459,375
     25,000         Terra Nova (Bermuda) Holdings, Ltd.
                    Class A...................................        531,250
      8,000         Tidelands Royalty Trust, Class B..........         50,000


                      See Notes to Financial Statements.

                                  Small Cap Value Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS (continued)
     FUND APPEARS HERE]           October 31, 1996


                                                                     Value
    Shares                                                          (Note 2)
   --------                                                         --------
                    Finance (continued)

     20,570         UMB Financial Corp.....................     $     812,515
     12,000         UnionBancorp, Inc......................           147,000
     32,500         USBANCORP, Inc.........................         1,267,500
                                                                 ------------
                                                                   26,994,223
                                                                 ------------

                    Consumer Cyclical - 15.44%

    102,450         ADVO, Inc..............................         1,447,106
     33,500         American Business Information, Inc.*...           644,875
     42,100         Applied Graphics Technologies, Inc.*...           663,075
     25,000         Cooker Restaurant Corp.................           275,000
      5,000         Dominick's Supermarkets Inc.*..........            99,375
     58,600         El Chico Restaurants, Inc.*............           461,475
     24,650         Falcon Products, Inc...................           348,181
     71,000         Fieldcrest Cannon, Inc.*...............         1,011,750
     75,000         Fine Host Corp.*.......................         1,087,500
     36,500         Goody's Family Clothing, Inc.*.........           524,688
     17,000         Greif Brothers Corp., Class A..........           471,750
     26,500         Houghton Mifflin Co....................         1,315,063
     36,500         K2, Inc................................           839,500
     48,000         Monaco Coach Corp.*....................           672,000
      5,687         Morrison Fresh Cooking, Inc............            29,857
     17,600         Mothers Work, Inc.*....................           190,300
    133,700         Northland Cranberries, Inc., Class A...         2,573,725
     22,000         PCA International, Inc.................           331,375
     25,000         Platinum Entertainment, Inc.*..........           256,250
     70,400         Protection One, Inc.*..................           792,000
     70,500         R & B, Inc.*...........................           572,813
    120,000         Richfood Holdings, Inc.................         2,895,000
     61,800         Rival Co...............................         1,452,300
     11,375         Ruby Tuesday, Inc......................           184,844
     83,500         Ryan's Family Steak Houses, Inc.*......           615,813
     56,500         Rykoff-Sexton, Inc.....................           805,125
     61,000         Sagebrush, Inc.*.......................           381,250
     65,500         Spaghetti Warehouse, Inc.*.............           352,063
     31,300         SOS Staffing Services, Inc.*...........           367,775
     44,500         Thomas Group, Inc.*....................           545,125
    108,750         Unitog Co..............................         2,936,250
     32,000         Western Staff Services, Inc.*..........           440,000
     10,000         Westwood One, Inc.*....................           153,750
      6,000         Willis Lease Finance Corp.*............            63,750
     89,900         Worldtex, Inc.*........................           707,963
                                                                 ------------
                                                                   26,508,666
                                                                 ------------

                    Energy - 13.31%

     75,000         Alamco, Inc.*..........................           909,375
     20,000         American Exploration Co.*..............           260,000
     20,400         Atmos Energy Corp......................           484,500
     23,100         Barrett Resources Corp.*...............           886,463
     41,000         Belden & Blake Corp.*..................         1,086,500
     75,000         Bellwether Exploration Co.*............           506,250
     44,200         Berry Petroleum Co., Class A...........           541,450
     30,000         Cairn Energy USA, Inc.*................           318,750
      2,500         Carbide/Graphite Group, Inc.*..........            40,781
     21,300         Cascade Natural Gas Corp...............           343,463
     38,000         Cross Timbers Oil Co...................           897,750
     32,200         Devon Energy Corp......................         1,122,975
     20,500         Fuller (H.B.) Co.......................           855,875
    198,000         Gulf Canada Resources, Ltd.*...........         1,361,250
     31,000         Gulfmark International, Inc.*..........         1,720,500
     54,500         Layne Christensen, Inc.*...............           728,938
     40,500         Newpark Resources, Inc.*...............         1,518,750
     28,800         Oceaneering International, Inc.*.......           518,400
     78,000         Parker & Parsley Petroleum Co..........         2,242,500
     61,700         Pogo Producing Co......................         2,737,966
     30,200         Pride Petroleum Services, Inc.*........           528,500
     11,962         Tejas Gas Corp.*.......................           485,956
     18,000         United Meridian Corp.*.................           848,250
     65,000         Vintage Petroleum, Inc.................         1,917,500
                                                                 ------------
                                                                   22,862,642
                                                                 ------------

                    Building and Construction - 5.43%

     11,700         American Homestar Corp.*...............           248,625
     41,000         Analysis & Technology, Inc.............           594,500
     20,000         Atchison Casting Corp.*................           320,000
     66,900         Beazer Homes USA, Inc.*................           919,875
     14,600         Centex Construction Products, Inc......           228,125
     91,388         Champion Enterprises, Inc.*............         1,804,913
     48,200         Clare (C.P.) Corp.*....................           397,650
     81,625         Horton (D.R.), Inc.*...................           744,828
     10,000         Lexmark International Group, Inc.,
                    Class A*...............................           236,250
      3,700         NCI Building Systems, Inc.*............           121,175
     50,000         NHP, Inc.*.............................           825,000
     49,600         Toro Co................................         1,556,200
     62,600         Triangle Pacific Corp.*................         1,324,381
                                                                 ------------
                                                                    9,321,522
                                                                 ------------

                    Health Care - 5.21%

      7,000         Alpharma, Inc., Class A................            87,500
     40,000         Amylin Pharmaceuticals, Inc.*..........           450,000
     84,800         Ballard Medical Products...............         1,494,600
     50,000         Community Care of America, Inc.*.......           206,250
     10,000         Community Psychiatric Centers*.........            88,750
     85,151         ICN Pharmaceuticals, Inc...............         1,617,869
      7,583         Morrison Health Care, Inc..............            91,944
     58,000         Noven Pharmaceuticals, Inc.*...........           790,250
     25,000         Paracelsus Healthcare Corp.*...........           109,375
     41,200         Pharmaceutical Marketing
                    Services, Inc.*........................           406,850
     60,000         Physicians Corp. of America*...........           663,750
     76,600         Readicare, Inc.*.......................           670,250
     58,150         Res-Care, Inc.*........................           988,550
     15,900         Respironics, Inc.*.....................           238,500
     22,081         Teva Pharmaceutical Industries, Ltd....           924,642
     20,000         United American Healthcare Corp.*......           125,000
                                                                 ------------
                                                                    8,954,080
                                                                 ------------




                      See Notes to Financial Statements.

                                  Small Cap Value Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS (continued)
     FUND APPEARS HERE]           October 31, 1996


                                                                     Value
    Shares                                                          (Note 2)
   --------                                                         --------
                    Basic Materials - 4.49%

     20,328         Chemi-Trol Chemical Co. ...............     $     259,182
     50,700         Dexter Corp. ..........................         1,571,700
     20,000         Elcor Corp. ...........................           385,000
     41,700         Petrolite Corp. .......................         1,344,825
     30,300         Rexel, Inc.* ..........................           439,350
     64,000         Sealright Co., Inc. ...................           736,000
     21,200         SEDA Specialty Packaging Corp.* .......           394,850
     26,700         Steel of West Virginia, Inc.* .........           166,875
     49,500         Sybron Chemicals, Inc.* ...............           816,750
     40,000         Westpoint Stevens, Inc.* ..............         1,065,000
     24,299         Varlen Corp. ..........................           536,097
                                                                 ------------
                                                                    7,715,629
                                                                 ------------

                    Consumer Staples - 3.63%

     15,000         Avalon Properties, Inc., REIT..........           346,859
     43,900         Bindley Western Industries, Inc. ......           751,788
     85,000         Kinetic Concepts, Inc. ................         1,115,625
     26,000         Michaels Stores, Inc.* ................           263,250
     41,100         Paragon Trade Brands, Inc.* ...........         1,078,875
     23,500         Sanfilippo (John B.) & Son, Inc.* .....           141,000
     20,000         Toll Brothers, Inc.* ..................           342,500
     39,000         Unifirst Corp. ........................           784,875
    130,500         Unilab Corp.* .........................            81,563
     17,000         Valmont Industries, Inc. ..............           586,500
     29,600         Wolverine World Wide, Inc. ............           732,600
                                                                 ------------
                                                                    6,225,435
                                                                 ------------

                    Utilities - 2.19%

     47,000         American Portable Telecom, Inc.* ......           358,375
     32,242         Harte-Hanks Communications, Inc. ......           834,262
     20,000         Markwest Hydrocarbon, Inc.* ...........           207,500
     20,000         Middlesex Water Co. ...................           360,000
     25,000         P.T. PasifikSatelit Nusantara, ADR*....           337,500
     43,300         Southwest Gas Corp. ...................           828,113
     31,400         TCA Cable TV, Inc. ....................           839,950
                                                                 ------------
                                                                    3,765,700
                                                                 ------------

                    Transportation - 2.06%

     30,000         Airnet Systems, Inc.* .................           390,000
     20,000         Arnold Industries, Inc. ...............           317,500
     19,300         Builders Transport, Inc.* .............            91,675
     28,875         Cannon Express, Inc., Class A*.........           297,773
     25,000         Consolidated Delivery & Logistics, Inc.*          118,750
     12,500         Offshore Logistics, Inc.* .............           207,813
     67,000         Simon Transportation Services, Inc.* ..         1,072,000
     56,000         Team Rental Group, Inc.* ..............         1,050,000
                                                                 ------------
                                                                    3,545,511
                                                                 ------------

                    Capital Goods - 1.30%

     47,000         BancTec, Inc.* ........................           957,625
     20,300         Duriron Co., Inc. .....................           543,025
     58,600         Instron Corp. .........................           732,500
                                                                 ------------
                                                                    2,233,150
                                                                 ------------

                    Durable Goods - 0.90%

     11,500         Farr Co.* .............................           199,813
     94,300         LSI Industries, Inc. ..................           943,000
     44,900         Wood's (T.B.), Inc. ...................           409,713
                                                                 ------------
                                                                    1,552,526
                                                                 ------------
                    Total Common Stocks....................       158,768,742
                    (Cost $129,823,236)                          ------------


    PAR
   Value
  -------
CORPORATE BOND - 0.20%

$   369,900         MacNeal-Schwendler Corp.
                    Convertible Subordinate Debenture
                    7.88%, 08/18/04........................           336,609
                                                                 ------------
                    Total Corporate Bond...................           336,609
                    (Cost $369,900)                              ------------

REPURCHASE AGREEMENT - 8.13%

 13,959,202         Chase Securities, Inc.
                    5.45%, 11/01/96, Dated 10/31/96;
                    Repurchase Price $13,961,315
                    (Collateralized by U.S. Treasury Note 7.25%,
                    Due 2016; Total Par Value $13,110,000;
                    Total Market Value $14,327,486)........        13,959,202
                                                                 ------------
                    Total Repurchase Agreement.............        13,959,202
                    (Cost $13,959,202)                           ------------

Total Investments - 100.77%................................       173,064,553
(Cost $144,152,338)                                              ------------

Net Other Assets and Liabilities - (0.77)%.................        (1,320,811)
                                                                 ------------
Net Assets - 100.00%.......................................     $ 171,743,742
                                                                 ============

----------------------------------------------
*        Non-income producing security
REIT     Real Estate Investment Trust
ADR      American Depositary Receipt



                      See Notes to Financial Statements.

                                  Small Company Equity Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS
     FUND APPEARS HERE]           October 31, 1996


                                                                     Value
    Shares                                                          (Note 2)
   --------                                                         --------
COMMON STOCKS - 92.50%

                    Technology - 27.25%

     32,746         Alternative Resources Corp.*...........     $     659,013
     37,300         Applix, Inc.*..........................           904,525
     34,250         Arbor Software Corp.*..................         1,241,562
     47,458         Ascend Communications, Inc.*...........         3,102,567
     23,891         Aspen Technology, Inc.*................         1,606,670
     16,850         Aware, Inc.*...........................           206,412
     14,960         Bell & Howell Co.*.....................           400,180
     54,300         Berg Electronics Corp.*................         1,533,975
     58,005         BISYS Group, Inc.*.....................         2,160,686
     20,350         Broadband Technologies, Inc.*..........           363,756
     35,800         Cardiac Pathways Corp.*................           393,800
     46,388         Cascade Communications Corp.*..........         3,368,928
     34,247         CDW Computer Centers, Inc.*............         2,155,420
     24,119         Comverse Technology, Inc.*.............           844,165
    124,031         Concord EFS, Inc.*.....................         3,596,899
     53,716         Cree Research, Inc.*...................           617,734
     38,950         Cytyc Corp.*...........................           501,481
     65,422         DSP Communications, Inc.*..............         2,486,036
     39,300         Dynatech Corp.*........................         1,942,894
     64,200         FORE Systems, Inc.*....................         2,551,950
     33,100         Harman International Industries, Inc...         1,700,512
     50,700         Heartport, Inc.*.......................         1,337,212
     40,600         Hexcel Corp.*..........................           739,240
    112,900         Highwaymaster Communications, Inc.*....         1,989,862
     66,500         HPR, Inc.*.............................           931,000
     25,945         ICC Technologies, Inc.*................           171,886
     63,692         INSO Corp.*............................         3,136,831
    112,300         Interface, Inc.........................         1,895,062
     18,888         Ionics, Inc.*..........................           868,848
     18,850         I2 Technologies, Inc.*.................           716,300
     42,250         JDA Software Group, Inc.*..............         1,452,344
     52,950         Lanvision Systems, Inc.*...............           456,694
     12,950         Lightbridge, Inc.*.....................           124,644
     49,821         McAfee Associates, Inc.*...............         2,266,855
     71,700         NeoPath, Inc.*.........................         1,169,606
     27,100         Objective Systems Integrators, Inc.*...           582,650
     55,850         Ortel Corp.*...........................         1,158,887
     34,952         Parametric Technology Corp.*...........         1,708,279
    140,200         PCD, Inc.*.............................         1,542,200
     36,900         P-Com, Inc.*...........................           811,800
    102,150         Planning Sciences
                    International Plc, ADR*................         1,302,413
    183,200         Polycom, Inc.*.........................         1,167,900
     61,050         Rational Software Corp.*...............         2,342,794
    185,100         SRS Labs, Inc.*........................         2,915,325
     25,794         SunGard Data Systems, Inc.*............         1,102,693
     76,476         Systemsoft Corp.*......................         2,160,447
     15,734         Tellabs, Inc.*.........................         1,339,357
     65,100         Tel-Save Holdings, Inc.*...............         1,627,500
     31,151         TESSCO Technologies, Inc.*.............         1,230,464
     73,318         TETRA Technologies, Inc.*..............         1,530,513
     32,400         Tollgrade Communications, Inc.*........           842,400
    148,300         Vmark Software, Inc.*..................         1,353,237
     90,500         Voice Control Systems, Inc.*...........           576,937
     64,600         Voxware, Inc. *........................           532,950
     74,400         Whittman-Hart, Inc.*...................         3,534,000
                                                                 ------------
                                                                   78,958,295
                                                                 ------------


                                                                     Value
    Shares                                                          (Note 2)
   --------                                                         --------

                    Energy - 13.05%

    101,222         Alamco, Inc.*..........................     $   1,227,317
     57,050         ANADIGICS, Inc.*.......................         1,797,075
     33,150         Belco Oil & Gas Corp.*.................           824,606
     51,562         Bellwether Exploration Co.*............           348,044
     33,121         BJ Services Co.*.......................         1,486,305
     30,400         Chieftain International, Inc.*.........           710,600
    114,250         COHO Energy, Inc.*.....................           799,750
    216,320         Comstock Resources, Inc.*..............         2,785,120
    158,150         Dawson Production Services, Inc.*......         1,917,569
     91,874         Devon Energy Corp......................         3,204,106
     51,324         Dreco Energy Services, Ltd., Class A*..         1,347,255
     26,400         Flores & Rucks, Inc.*..................         1,247,400
    144,100         Harcor Energy, Inc.*...................           738,513
    647,500         Magin Energy, Inc.*....................           772,468
    448,400         Mercantile International Petroleum, Inc.*         807,120
     16,050         National-Oilwell, Inc.*................           373,163
     61,400         Nuevo Energy Co.*......................         3,062,325
     71,471         PetroCorp, Inc.*.......................           643,239
     71,200         Pool Energy Services Co.*..............         1,050,200
    176,863         Pride Petroleum Services, Inc.*........         3,095,103
     21,050         Production Operators Corp..............           836,738
      3,800         Ranger Oil, Ltd........................            28,500
     70,500         Stone Energy Corp.*....................         1,480,500
    107,107         Swift Energy Co.*......................         2,624,122
    179,376         Texas Meridian Resources Corp.*........         3,228,768
     46,100         Vintage Petroleum, Inc.................         1,359,950
                                                                 ------------
                                                                   37,795,856
                                                                 ------------

                    Consumer Staples - 11.44%

     36,758         Brown (Tom), Inc.*.....................           693,807
    117,497         Chad Therapeutics, Inc.*...............         1,938,700
     43,050         Clintrials Research, Inc.*.............         1,598,231
     71,450         Equity Marketing, Inc.*................         1,491,519
     36,950         G & K Services, Inc., Class A..........         1,071,550
    101,354         Hologic, Inc.*.........................         2,305,803
     51,227         Lunar Corp.*...........................         1,594,440
     45,500         Medicis Pharmaceutical Corp., Class A*.         2,286,375
     84,550         Michaels Stores, Inc.*.................           856,069
     20,600         MSC Industrial Direct Co., Inc.,Class A*          762,200
    284,400         Nature's Sunshine Products, Inc........         6,292,350
     82,050         Opta Food Ingredients, Inc.*...........           687,169
     25,700         Redwood Inc............................           848,100
    123,980         Rexall Sundown, Inc.*..................         3,362,957
     54,350         Safety 1st, Inc.*......................           658,994
     66,592         Sofamor/Danek Group, Inc.*.............         1,831,280
    109,100         Tecnol Medical Products, Inc.*.........         1,391,025
     63,030         Theratech, Inc.*.......................           697,269
     50,382         Thermedics, Inc.*......................         1,045,426
      8,200         Wholesome & Hearty Foods, Inc.*........            55,350
     67,877         Wolverine World Wide, Inc..............         1,679,956
                                                                 ------------
                                                                   33,148,570
                                                                 ------------


                      See Notes to Financial Statements.

                                  Small Company Equity Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS (continued)
     FUND APPEARS HERE]           October 31, 1996


                                                                     Value
    Shares                                                          (Note 2)
   --------                                                         --------
                    Consumer Cyclical - 6.53%

    126,250         Applied Graphics Technologies, Inc.*....     $  1,988,437
     76,650         Barnett, Inc.*..........................        1,810,856
     62,978         Career Horizons, Inc.*..................        2,558,481
     58,577         Casey's General Stores, Inc. ...........        1,054,386
     27,750         Cybercash, Inc.*........................          797,812
    117,565         Durakon Industries, Inc.*...............        1,410,780
     54,066         Men's Wearhouse, Inc.*..................        1,115,111
     22,565         Modine Manufacturing Co. ...............          558,484
     73,900         Oacis Healthcare Holdings Corp.*........          683,575
     81,760         Robert Half International, Inc.*........        3,280,620
     48,050         Rockshox, Inc.*.........................          612,637
     88,500         Stein Mart, Inc.*.......................        1,581,938
    135,800         Travis Boats & Motors, Inc.*............        1,459,850
                                                                 ------------
                                                                   18,912,967
                                                                 ------------

                    Durable Goods - 6.39%

      6,350         Advanced Fibre Communications*..........          362,744
      6,450         Biofield Corp.*.........................           61,275
     26,000         Cybermedia, Inc.*.......................          578,500
     89,500         Davel Communications Group, Inc.*.......        1,633,375
     22,050         Dura Automotive Systems, Inc.*..........          529,200
     16,600         Eclipse Surgical Technologies, Inc.*....          159,775
     22,100         Factset Research Systems, Inc.*.........          530,400
     19,600         Greenfield Industries, Inc. ............          519,400
     68,650         Hyperion Software Corp.*................        1,398,744
     19,200         Infinity Financial Technology, Inc.*....          314,400
     70,700         Keystone Automotive Industries, Inc.*...          954,450
     47,950         LCC International, Inc., Class A*.......          701,269
     63,140         LSI Industries, Inc. ...................          631,400
    123,300         Norstan, Inc.*..........................        2,173,163
     54,600         Open Market, Inc.*......................        1,269,450
     34,250         Patterson Dental Co.*...................          959,000
     51,539         Pure Atria Corp.*.......................        1,404,438
    130,150         Restrac, Inc.*..........................        1,008,663
     36,600         Summit Design, Inc.*....................          388,875
     61,689         The Learning Company, Inc.*.............        1,253,058
    116,200         White Pine Software, Inc.*..............        1,045,800
     51,400         Xionics Document Technologies, Inc.*....          655,350
                                                                 ------------
                                                                   18,532,729
                                                                 ------------

                    Finance - 4.60%

     57,064         ABR Information Services, Inc.*.........        3,951,682
     54,200         ACC Consumer Finance Corp.*.............          487,800
     22,650         Consumer Portfolio Services, Inc.*......          277,463
     36,200         CRA Managed Care, Inc.*.................        1,837,150
     85,822         Credit Acceptance Corp.*................        2,317,194
     26,700         Enhance Financial Services Group, Inc. .          891,113
    140,522         General Acceptance Corp.*...............          456,697
     99,385         HCC Insurance Holdings, Inc. ...........        2,534,318
     32,200         Imperial Credit Industries, Inc.*.......          583,625
                                                                 ------------
                                                                   13,337,042
                                                                 ------------

                    Health Care - 3.75%

     43,950         Amrion, Inc.*...........................        1,005,356
     20,213         Bone Care International, Inc.*..........          131,385
     80,750         Boston Biomedica, Inc.*.................          694,450
     43,048         Genesis Health Ventures, Inc.*..........          984,723
     94,862         Horizon Mental Health
                    Management, Inc.*.......................        2,537,558
    126,450         Medcath, Inc.*..........................        1,643,850
     54,450         National Surgery Centers, Inc.*.........        1,470,150
     10,650         Pediatrix Medical Group, Inc.*..........          419,344
     89,250         Rotech Medical Corp.*...................        1,428,000
     32,200         Sano Corp.*.............................          555,450
                                                                 ------------
                                                                   10,870,266
                                                                 ------------

                    Transportation - 3.38%

     88,200         Airnet Systems, Inc.*...................        1,146,600
     45,600         Alaska Air Group, Inc.*.................        1,003,200
     19,700         Atlas Air, Inc.*........................          726,437
    110,900         Dynamex, Inc.*..........................        1,206,037
     98,969         Lo-Jack Corp.*..........................        1,026,803
     35,850         Midwest Express Holdings, Inc.*.........        1,218,900
    107,900         Offshore Logistics, Inc.*...............        1,793,837
     46,210         Rural/Metro Corp.*......................        1,686,665
                                                                 ------------
                                                                    9,808,479
                                                                 ------------

                    Business Services - 2.97%

     67,300         Desktop Data, Inc.*.....................        1,598,375
     21,500         Eagle River Interactive, Inc.*..........          201,563
     38,700         International Telecommunication
                    Data Systems, Inc.*.....................          628,876
    202,600         OncorMed, Inc.*.........................          835,725
     34,450         Pharmaceutical Product
                    Development, Inc.*......................          658,856
    117,620         Pre-Paid Legal Services, Inc.*..........        1,382,035
     94,900         Prime Medical Services, Inc.*...........        1,162,525
     25,600         Profit Recovery Group
                    International, Inc.*....................          390,400
     11,000         Registry, Inc.*.........................          471,625
     43,982         Romac International, Inc.*..............        1,264,483
                                                                 ------------
                                                                    8,594,463
                                                                 ------------

                    Basic Materials - 2.89%

          1         BHA Group, Inc., Class A................               17
     25,400         Brady (W.H.) Co., Class A...............          600,075
     15,594         OM Group, Inc. .........................          639,354
     44,999         PRI Automation, Inc.*...................        1,597,464
     63,538         QLT Phototherapeutics, Inc.*............        1,135,742
    101,519         RTW, Inc.*..............................        1,573,544
     70,666         Sealed Air Corp.*.......................        2,747,141
      3,975         Wausau Paper Mills Co. .................           76,519
                                                                 ------------
                                                                    8,369,856
                                                                 ------------





                       See Notes to Financial Statements.

                                  Small Company Equity Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS (continued)
     FUND APPEARS HERE]           October 31, 1996


                                                                      Value
   Shares                                                            (Note 2)
  --------                                                          ----------
                    Capital Goods - 2.63%



     14,100         ADC Telecommunications, Inc.*.............   $    964,087
     53,739         AFC Cable Systems, Inc.*..................        953,867
     12,000         Aptargroup, Inc. .........................        387,000
     34,532         Helix Technology Corp ....................        919,414
     31,756         On Assignment, Inc.*......................        976,497
     54,616         Recovery Engineering, Inc.*...............        505,198
     72,970         Safeguard Scientifics, Inc. ..............      2,900,558
        700         Sturm Ruger & Co., Inc. ..................         13,125
                                                                 ------------
                                                                    7,619,746
                                                                 ------------


                    Computer Services - 2.09%


     15,150         Affiliated Computer
                    Services, Inc., Class A*..................        833,250
     59,100         Dendrite International, Inc.*.............      1,573,538
     84,100         IDT Corp.*................................        935,613
     58,850         May & Speh, Inc.*.........................        978,381
     55,495         SPSS, Inc.*...............................      1,727,282
                                                                 ------------
                                                                    6,048,064
                                                                 ------------

                    Utilities - 0.92%

     12,315         Gilat Satellite Networks, Ltd.*...........        240,143
     56,400         Saville Systems Ireland Plc, ADR*.........      2,432,250
                                                                 ------------
                                                                    2,672,393
                                                                 ------------

                    Medical Supplies - 0.82%

     36,950         Arterial Vascular Engineering, Inc.*......        572,725
    114,050         Urologix, Inc.*...........................      1,796,288
                                                                 ------------
                                                                    2,369,013
                                                                 ------------

                    Communications - 0.74%

     30,800         RMH Teleservices, Inc.*...................        227,150
    127,150         Smartalk Teleservices, Inc.*..............      1,907,250
                                                                 ------------
                                                                    2,134,400
                                                                 ------------

                    Metals and Mining - 0.70%

     66,100         Titanium Metals Corp.*....................      2,032,575
          1         Varlen Corp ..............................             22
                                                                 ------------
                                                                    2,032,597
                                                                 ------------

                    Retail - 0.64%

     80,500         Funco, Inc.*..............................        714,438
     53,400         Wilmar Industries, Inc.*..................      1,148,100
                                                                 ------------
                                                                    1,862,538
                                                                 ------------

                    Building and Construction - 0.61%

    113,950         First Years, Inc. ........................      1,766,225
                                                                 ------------

                    Entertainment - 0.54%

    139,300         West Coast Entertainment Corp.*...........      1,549,713
                                                                 ------------

                    Telephone - 0.32%

     34,914         Accustaff, Inc.*..........................        933,950
                                                                 ------------

                    Food Services - 0.24%

     68,500         Manhattan Bagel Co., Inc.*................        702,125
                                                                 ------------
                    Total Common Stocks ......................    268,019,287
                                                                 ------------
                    (Cost $219,074,978)


     Par
    Value
  ---------

REPURCHASE AGREEMENT - 4.25%
$12,320,320         Chase Securities Inc.
                    5.45%, 11/01/96, Dated 10/31/1996
                    Repurchase Price $12,322,185
                    (Collateralized by U.S. Treasury Bond
                    7.25%, Due 2016;
                    Total Par Value $11,570,000;
                    Total Market Value $12,644,471)...........     12,320,320
                                                                 ------------
                    Total Repurchase Agreement................     12,320,320
                                                                 ------------
                    (Cost $12,320,320)

Total Investments - 96.75%....................................    280,339,607
                                                                 ------------
(Cost $231,395,298)

Net Other Assets and Liabilities - 3.25%......................      9,492,642
                                                                 ------------
Net Assets - 100.00%..........................................   $289,749,249
                                                                 ============

----------------------------------------
*    Non-income producing security
ADR  American Depositary Receipt

                      See Notes to Financial Statements.

                                  International Equity Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS
     FUND APPEARS HERE]           October 31, 1996


                                                                      Value
   Shares                                                            (Note 2)
  --------                                                          ----------
Common Stocks - 96.74%

                    Australia - 5.85%

     510,884        Australia & New Zealand Banking...........   $  2,986,133
     303,975        Coca-Cola Amatil, Ltd.....................      4,182,700
     573,535        News Corp., Ltd...........................      3,265,906
     272,207        Western Mining Corp., Ltd.................      1,711,953
                                                                 ------------
                                                                   12,146,692
                                                                 ------------

                    Brazil - 2.86%

      50,778        Cia Vale Do Rio Doce, ADR.................      1,071,924
      65,348        Telebras, ADR.............................      4,868,426
                                                                 ------------
                                                                    5,940,350
                                                                 ------------

                    Czech Republic - 0.33%

      53,000        Ceska Sporitelna, GDR *...................        680,244
                                                                 ------------

                    France - 6.87%

      37,950        Alcatel Alsthom...........................      3,239,145
       2,589        Carrefour Supermarche S.A.................      1,437,883
         314        Havas, S.A................................         20,642
      69,817        Michelin, Class B.........................      3,369,071
      40,246        Total S.A., Class B.......................      3,150,694
      51,011        Valeo.....................................      3,063,736
                                                                 ------------
                                                                   14,281,171
                                                                 ------------
                    Germany - 5.03%

      88,169        Hoechst AG................................      3,321,196
      10,235        Mannesmann AG.............................      3,990,649
       7,896        Volkswagen AG.............................      3,128,240
                                                                 ------------
                                                                   10,440,085
                                                                 ------------
                    Hong Kong - 4.71%

     603,000        Hutchison Whampoa, Ltd....................      4,211,166
     585,000        New World Development Co., Ltd............      3,404,550
     190,000        Sun Hung Kai Properties, Ltd..............      2,162,358
                                                                 ------------
                                                                    9,778,074
                                                                 ------------
                    India - 1.16%

      32,400        Hindalco Industries, Ltd, GDR *...........        564,408
     151,800        India Cements, Ltd, GDR...................        417,450
      39,600        Reliance Industries, Ltd, GDR *...........        405,900
      84,800        Tata Engineering &
                    Locomotive Co., GDR.......................      1,027,776
                                                                 ------------
                                                                    2,415,534
                                                                 ------------

                    Indonesia - 1.25%

      59,000        Pt Astra International....................   $    121,623
     180,000        Pt Hanjaya Mandala Sampoerna..............      1,673,610
      27,100        Pt Telekomunik Indonesia, ADR.............        813,000
                                                                 ------------
                                                                    2,608,233
                                                                 ------------
                    Italy - 7.17%

     735,000        Fiat SPA..................................      1,965,525
   2,123,600        Istituto Nazionale Delle Assicuraz........      2,933,981
   2,217,900        Pirelli SPA...............................      3,934,548
     952,500        Stet - Societa Finanziaria
                    Telefonica SPA............................      3,291,522
   1,333,600        Telecom Italia Mobile.....................      2,757,170
                                                                 ------------
                                                                   14,882,746
                                                                 ------------

                    Japan - 18.83%

         438        DDI Corp..................................      3,292,509
      48,000        Ito-Yokado Co., Ltd.......................      2,397,046
     292,000        Kawasaki Heavy Industries.................      1,337,542
      45,000        Kyocera Corp..............................      2,971,250
      77,000        Matsuzakaya...............................        812,379
     113,000        Mitsubishi Trust & Banking Corp...........      1,669,070
      82,000        Murata Manufacturing Co., Ltd.............      2,638,649
   1,056,000        Nippon Steel Co...........................      3,082,398
         365        Nippon Telegraph
                    & Telephone Corp..........................      2,551,213
     464,000        Nissan Motor Co., Ltd.....................      3,512,432
          94        NTT Data Corp.............................      2,785,124
     280,000        Sharp Corp................................      4,258,836
      44,900        Sony Corp.................................      2,696,210
     137,000        Sumitomo Bank.............................      2,409,003
     371,000        Sumitomo Realty
                    & Development Co., Ltd....................      2,700,791
                                                                 ------------
                                                                   39,114,452
                                                                 ------------

                    Luxembourg - 0.08%

      15,500        Reliance Industries Ltd, GDR (A)..........        158,875
                                                                 ------------

                    Malaysia - 1.21%

   1,592,000        Renong Berhad.............................      2,507,780
                                                                 ------------

                    Mexico - 3.63%

      22,000        Acer Computec Latino, GDR *...............        379,403
     207,800        Carso Global Telecom, Series A-1 *........        502,748
     211,100        Grupo Carso S.A., Series A1...............        955,986
      55,200        Grupo Televisa S.A., ADR *................      1,449,000
      83,000        Kimberly-Clark
                    de Mexico S.A., Class A...................      1,596,174
      87,168        Telefonos de Mexico S.A.,
                    Class L, ADR..............................      2,658,624
                                                                 ------------
                                                                    7,541,935
                                                                 ------------

                      See Notes to Financial Statements.

                                  International Equity Fund
    [LOGO OF THE GALAXY           PORTFOLIO OF INVESTMENTS (continued)
     FUND APPEARS HERE]           October 31, 1996


                                                                      Value
   Shares                                                            (Note 2)
  --------                                                          ----------
                    Netherlands - 5.80%

     126,870        Ing Groep NV..............................   $  3,957,674
     241,820        Vnu-Verenigd Bezit........................      4,392,060
      28,730        Wolters Kluwer NV.........................      3,695,019
                                                                 ------------
                                                                   12,044,753
                                                                 ------------

                    Philippines - 0.60%

   3,685,000        Filinvest Land, Inc. *....................      1,247,966
                                                                 ------------

                    Singapore - 1.98%

     284,000        City Developments, Ltd....................      2,237,490
     155,750        Development Bank of Singpore, Ltd.........      1,868,248
                                                                 ------------
                                                                    4,105,738
                                                                 ------------
                    Spain - 4.67%

      39,470        Banco de Santander S.A....................      2,028,072
      52,060        Empresa Nacional
                    de Electricidad S.A.......................      3,189,556
     223,700        Telefonica de Espana S.A..................      4,492,426
                                                                 ------------
                                                                    9,710,054
                                                                 ------------

                    Sweden - 7.50%

     145,050        Astra AB, Class A.........................      6,673,029
      24,290        Hennes & Mauritz AB, Class B..............      3,148,875
     108,600        Skandia Forsakrings AB....................      3,052,281
     122,570        Skf AB, Class B...........................      2,716,724
                                                                 ------------
                                                                   15,590,909
                                                                 ------------
                    Switzerland - 4.57%

       2,430        Ciba-Geigy AG, Registered.................      3,005,887
         347        Roche Holdings AG.........................      2,635,513
       3,315        Sandoz AG Registered......................      3,847,791
                                                                 ------------
                                                                    9,489,191
                                                                 ------------

                    Thailand - 0.55%

     105,100        Bangkok Bank Public Co., Ltd..............      1,145,572
                                                                 ------------

                    United Kingdom - 12.09%

     269,966        British Aerospace, Plc....................   $  5,122,319
     358,761        British Petroleum, Plc....................      3,862,232
     442,459        Cadbury Schweppes, Plc....................      3,682,354
     221,113        Glaxo Wellcome, Plc.......................      3,471,546
     349,403        Orange, Plc...............................      1,055,607
           1        Powergen, Plc.............................              8
     565,239        Safeway, Plc..............................      3,355,531
       4,574        Sainsbury (J.), Plc.......................         27,116
   1,170,661        Vodafone Group, Plc.......................      4,528,208
                                                                 ------------
                                                                   25,104,921
                                                                 ------------
                    Total Common Stocks.......................    200,935,275
                                                                 ------------
                    (Cost $194,964,067)

    Par
   Value
 ---------

U.S. Government Backed Bond (B) - 2.48%

                    Federal Home Loan Bank - 2.48%



$  5,155,000        5.53%, 11/01/96...........................      5,155,000
                                                                 ------------
                    Total U.S. Government Backed Bond.........      5,155,000
                                                                 ------------
                    (Cost $5,155,000)

Total Investments - 99.22%....................................    206,090,275
                                                                 ------------
(Cost $200,119,067)

Net Other Assets and Liabilities - 0.78%......................      1,614,401
                                                                 ------------
Net Assets - 100.00%..........................................   $207,704,676
                                                                 ============

--------------------------------------
*     Non-income producing security
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At 10/31/96, these securities amounted to $158,875, or 0.08% of net assets.
(B)   Annualized yield at time of purchase.
ADR   American Depositary Receipt
GDR   Global Depositary Receipt

                      See Notes to Financial Statements.

  -------------------
    THE GALAXY FUND            STATEMENTS OF ASSETS AND LIABILITIES
  -------------------          October 31, 1996


                                                                        Asset Allocation        Equity Income    Growth and Income
                                                                             Fund                   Fund               Fund
                                                                        ----------------        -------------    -----------------
ASSETS:
   Investments (Note 2):
          Investments at cost.........................................     $ 177,844,405        $ 151,347,356        $ 201,612,856
          Repurchase agreements.......................................        28,461,013           41,255,979           21,980,581
          Net unrealized appreciation.................................        37,392,579           39,694,395           46,032,594
                                                                           -------------        -------------        -------------
               Total investments at value.............................       243,697,997          232,297,730          269,626,031
      Cash     .......................................................            75,849                   --                   --
      Receivable for foreign currency sold............................                --                   --                   --
      Receivable for investments sold.................................                --                   --            3,622,285
      Receivable for shares sold......................................           664,136              443,338              653,306
      Interest and dividend receivable................................         1,552,640              571,003              348,638
      Tax reclaim receivable..........................................                --                   --                   --
      Receivable from investment adviser (Note 4).....................             2,904                2,315               24,762
      Deferred organizational expenses and other assets (Note 2)......               576                   --                   --
                                                                           -------------        -------------        -------------
               Total Assets...........................................       245,994,102          233,314,386          274,275,022
                                                                           -------------        -------------        -------------

LIABILITIES:
      Foreign currency at value  (Cost $804,260)......................                --                   --                   --
      Payable for foreign currency purchased..........................                --                   --                   --
      Payable for investments purchased...............................         1,003,310                   --            4,604,584
      Payable to Custodian............................................                --                   --                   --
      Payable for shares repurchased..................................           692,125               46,602              353,957
      Advisory fee payable (Note 3)...................................           152,785              146,997              170,368
      Payable to Fleet and affiliates (Note 3)........................            39,416               36,051                6,808
      Payable to FDISG (Note 3).......................................            30,172               22,588               25,827
      Trustees' fees and expenses payable (Note 3)....................             2,906                3,104                3,255
      Accrued expenses and other payables.............................            61,410               13,236               64,211
                                                                           -------------       --------------        -------------
               Total Liabilities......................................         1,982,124              268,578            5,229,010
                                                                           -------------        -------------        -------------
NET ASSETS............................................................     $ 244,011,978        $ 233,045,808        $ 269,046,012
                                                                           =============        =============        =============

NET ASSETS consists of:
      Par value (Note 5)..............................................     $      16,800        $      13,774        $      19,508
      Paid in capital in excess of par value..........................       197,253,562          173,001,649          199,651,253
      Undistributed (overdistributed) net investment income (loss)....           622,447             425,338               607,040
      Accumulated net realized gain on investments sold...............         8,726,590           19,910,652           22,735,617
      Net unrealized appreciation of investments,
      foreign currency and forward foreign currency contracts.........        37,392,579           39,694,395           46,032,594
                                                                           -------------        -------------        -------------
TOTAL NET ASSETS......................................................     $ 244,011,978        $ 233,045,808        $ 269,046,012
                                                                           =============        =============        =============


Retail A Shares:
      Net Assets......................................................     $ 116,851,805        $ 126,951,595        $  77,776,362
      Shares of beneficial interest outstanding.......................         8,046,520            7,506,038            5,643,469
      NET ASSET VALUE and redemption
        price per share...............................................     $       14.52        $       16.91        $       13.78
      Sales charge - 3.75% of offering price..........................              0.57                 0.66                 0.54
                                                                           -------------        -------------        -------------
      Maximum offering price per share................................     $       15.09        $       17.57        $       14.32
                                                                           =============        =============        =============

Retail B Shares:
      Net Assets......................................................     $   3,556,801                  N/A        $   4,562,132
      Shares of beneficial interest outstanding.......................           245,172                  N/A              331,354
      NET ASSET VALUE and offering                                         -------------        -------------        -------------
        price per share*..............................................     $       14.51                  N/A        $       13.77
                                                                           =============        =============        =============

Trust Shares:
      Net Assets......................................................     $ 123,603,372        $ 106,094,213        $ 186,707,518
      Shares of beneficial interest outstanding.......................         8,508,470            6,268,275           13,533,483
      NET ASSET VALUE, offering and redemption                             -------------        -------------        -------------
        price per share...............................................     $       14.53        $       16.93        $       13.80
                                                                           =============        =============        =============

-----------------------------------------------------------------------------------------------------------------------------------
*    Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.


                      See Notes to Financial Statements.


                                                                            Equity Value        Equity Growth          Small Cap
                                                                                Fund                Fund              Value Fund
                                                                            ------------        -------------         ----------
ASSETS:
   Investments (Note 2):
          Investments at cost.........................................     $ 255,474,654        $ 474,242,624       $ 130,193,136
          Repurchase agreements.......................................        28,541,624           33,749,231          13,959,202
          Net unrealized appreciation.................................        45,813,635          216,200,342          28,912,215
                                                                           -------------        -------------       -------------
               Total investments at value.............................       329,829,913          724,192,197         173,064,553
      Cash     .......................................................                --                   --                  --
      Receivable for foreign currency sold............................                --                   --                  --
      Receivable for investments sold.................................           192,723            3,506,303             213,444
      Receivable for shares sold......................................           363,705              746,525              70,686
      Interest and dividend receivable................................           467,656              758,404              51,801
      Tax reclaim receivable..........................................                --                   --                  --
      Receivable from investment adviser (Note 4).....................               686                  477              20,173
      Deferred organizational expenses and other assets (Note 2)......                --                   --                  --
                                                                           -------------        -------------       -------------
               Total Assets...........................................       330,854,683          729,203,906         173,420,657
                                                                           -------------        -------------       -------------

LIABILITIES:
      Foreign currency at value  (Cost $804,260)......................                --                   --                  --
      Payable for foreign currency purchased..........................                --                   --                  --
      Payable for investments purchased...............................         1,467,270                   --           1,201,702
      Payable to Custodian............................................           105,582                   --              16,750
      Payable for shares repurchased..................................           174,127            1,295,587             260,933
      Advisory fee payable (Note 3)...................................           207,351              459,734             108,372
      Payable to Fleet and affiliates (Note 3)........................            56,478               79,455               3,218
      Payable to FDISG (Note 3).......................................            46,601               73,076              32,701
      Trustees' fees and expenses payable (Note 3)....................             3,724                7,297               2,650
      Accrued expenses and other payables.............................            53,252               74,284              50,589
                                                                           -------------        -------------       -------------
               Total Liabilities......................................         2,114,385            1,989,433           1,676,915
                                                                           -------------        -------------       -------------

NET ASSETS............................................................     $ 328,740,298        $ 727,214,473       $ 171,743,742
                                                                           =============        =============       =============


NET ASSETS consists of:
      Par value (Note 5)..............................................     $      20,596        $      35,671       $      11,637
      Paid in capital in excess of par value..........................       243,728,454          464,901,871         117,244,018
      Undistributed (overdistributed) net investment income (loss)....           288,324              395,041                  --
      Accumulated net realized gain on investments sold...............        38,889,289           45,681,548          25,575,872
      Net unrealized appreciation of investments,
      foreign currency and forward foreign currency contracts.........        45,813,635          216,200,342          28,912,215
                                                                           -------------        -------------       -------------
TOTAL NET ASSETS......................................................     $ 328,740,298        $ 727,214,473       $ 171,743,742
                                                                           =============        =============       =============


Retail A Shares:                                                           $ 131,997,695        $ 160,800,425       $  34,402,292
      Net Assets......................................................         8,269,298            7,893,497           2,332,328
      Shares of beneficial interest outstanding.......................
      NET ASSET VALUE and redemption                                       $       15.96        $       20.37       $       14.75
        price per share...............................................              0.62                 0.79                0.57
      Sales charge - 3.75% of offering price..........................     -------------        -------------       -------------
                                                                           $       16.58        $       21.16       $       15.32
      Maximum offering price per share................................     =============        =============       =============


Retail B Shares:
      Net Assets......................................................     $   1,915,750        $   3,995,190                 N/A
      Shares of beneficial interest outstanding.......................           119,776              197,185                 N/A
      NET ASSET VALUE and offering
        price per share*..............................................     $       15.99        $       20.26                 N/A
                                                                           =============        =============       =============


Trust Shares:
      Net Assets......................................................     $ 194,826,853        $ 562,418,858       $ 137,341,450
      Shares of beneficial interest outstanding.......................        12,206,996           27,580,152           9,304,295
      NET ASSET VALUE, offering and redemption
        price per share...............................................     $       15.96        $       20.39       $       14.76
                                                                           =============        =============       =============


                                                                           Small Company      International
                                                                            Equity Fund        Equity Fund
                                                                           -------------      -------------
ASSETS:
   Investments (Note 2):
          Investments at cost.........................................     $ 219,074,978      $ 200,119,067
          Repurchase agreements.......................................        12,320,320                 --
          Net unrealized appreciation.................................        48,944,309          5,971,208
                                                                           -------------      -------------
               Total investments at value.............................       280,339,607        206,090,275
      Cash     .......................................................            26,954             10,358
      Receivable for foreign currency sold............................                --            890,395
      Receivable for investments sold.................................         5,527,989            890,329
      Receivable for shares sold......................................         9,630,693            660,558
      Interest and dividend receivable................................            19,901            159,848
      Tax reclaim receivable..........................................                --            198,031
      Receivable from investment adviser (Note 4).....................             3,424                328
      Deferred organizational expenses and other assets (Note 2)......               457                586
                                                                           -------------      -------------
               Total Assets...........................................       295,549,025        208,900,708
                                                                           -------------      -------------

LIABILITIES:
      Foreign currency at value  (Cost $804,260)......................                --            804,479
      Payable for foreign currency purchased..........................                --             73,791
      Payable for investments purchased...............................         5,197,686             74,399
      Payable to Custodian............................................                --                 --
      Payable for shares repurchased..................................           231,469             40,506
      Advisory fee payable (Note 3)...................................           180,491            151,958
      Payable to Fleet and affiliates (Note 3)........................            79,625             20,899
      Payable to FDISG (Note 3).......................................            65,191             22,741
      Trustees' fees and expenses payable (Note 3)....................             1,629              1,470
      Accrued expenses and other payables.............................            43,685              5,789
                                                                           -------------      -------------
               Total Liabilities......................................         5,799,776          1,196,032
                                                                           -------------      -------------
NET ASSETS............................................................     $ 289,749,249      $ 207,704,676
                                                                           =============      =============

NET ASSETS consists of:
      Par value (Note 5)..............................................     $      14,414      $      14,835
      Paid in capital in excess of par value..........................       206,027,933        188,681,747
      Undistributed (overdistributed) net investment income (loss)....                --          2,497,207
      Accumulated net realized gain on investments sold...............        34,762,593         10,541,488
      Net unrealized appreciation of investments,
      foreign currency and forward foreign currency contracts.........        48,944,309          5,969,399
                                                                           -------------      -------------
TOTAL NET ASSETS......................................................     $ 289,749,249      $ 207,704,676
                                                                           =============      =============

Retail A Shares:
      Net Assets......................................................     $ 111,100,513      $  35,143,798
      Shares of beneficial interest outstanding.......................         5,567,469          2,521,956
      NET ASSET VALUE and redemption
        price per share...............................................     $       19.96      $       13.94
      Sales charge - 3.75% of offering price..........................              0.78               0.54
                                                                           -------------      -------------
      Maximum offering price per share................................     $       20.74      $       14.48
                                                                           =============      =============

Retail B Shares:
      Net Assets......................................................     $   3,658,688                N/A
      Shares of beneficial interest outstanding.......................           183,748                N/A
      NET ASSET VALUE and offering
        price per share*..............................................     $       19.91                N/A
                                                                           =============      =============
Trust Shares:
      Net Assets......................................................     $ 174,990,048      $ 172,560,878
      Shares of beneficial interest outstanding.......................         8,662,903         12,313,125
      NET ASSET VALUE, offering and redemption
        price per share...............................................     $       20.20      $       14.01
                                                                           =============      =============

  -------------------
        LOGO OF                        STATEMENTS OF OPERATIONS
    THE GALAXY FUND                    For the year ended October 31, 1996
     APPEARS HERE
  -------------------

                                                        Asset Allocation      Equity Income     Growth and Income
                                                              Fund                Fund                 Fund
                                                        ----------------      -------------     -----------------
INVESTMENT INCOME:
   Dividend (Note 2)....................................  $  2,226,994         $  5,013,456        $  6,656,930
   Interest (Note 2)....................................     5,007,670            1,648,110           1,166,633
   Less: net foreign taxes withheld (Note 2)............            --                   --                  --
                                                          ------------         ------------        ------------
      Total Investment Income...........................     7,234,664            6,661,566           7,823,563
                                                          ------------         ------------        ------------

EXPENSES:
   Investment advisory fee (Note 3):
     Shawmut Bank, N.A..................................            --                   --             207,833
     Fleet Investment Advisors Inc......................     1,459,822            1,533,644           1,790,255
   Administration fee (Note 3):
     Federated Administrative Services..................            --                   --              31,175
     FDISG..............................................       165,070              174,406             203,187
   Custodian fee........................................        23,025               19,237              27,908
   Fund accounting fee (Note 3).........................        51,386               49,191              54,480
   Legal fee (Note 3)...................................         7,880                8,700              11,222
   Audit fee............................................        19,534               20,030              10,278
   Transfer agent fee (Note 3)..........................       455,315              212,654             246,461
   12b-1 fee (Note 3)...................................         6,389                   --               7,070
   Shareholder servicing fee (Note 3)...................       270,644              309,334             158,101
   Trustees' fees and expenses (Note 3).................         5,536                5,969               7,793
   Amortization of organization cost (Note 2)...........         3,649                  776                  --
   Reports to shareholders..............................        59,090               51,367              67,264
   Registration fee.....................................        41,773               13,937              72,236
   Insurance............................................         2,686                2,813               4,043
   Miscellaneous........................................         1,607                5,017              54,710
                                                          ------------         ------------        ------------
      Total expenses before reimbursement/waiver........     2,573,406            2,407,075           2,954,016
      Less:reimbursement/waiver (Note 4)................       (14,522)                  --            (101,216)
                                                          ------------         ------------        ------------
      Total expenses net of reimbursement/waiver........     2,558,884            2,407,075           2,852,800
                                                          ------------         ------------        ------------

NET INVESTMENT INCOME (LOSS)............................     4,675,780            4,254,491           4,970,763
                                                          ------------         ------------        ------------

REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS (Notes 2 &6):
   Net realized gain on investments sold.................    8,828,444           19,910,652          25,439,278
   Net realized gain on forward foreign currency
      contracts and foreign currency....................            --                   --                  --
   Net change in unrealized appreciation on
      investments, foreign currency and forward foreign
      currency contracts................................    17,143,392           10,612,766          17,120,059
                                                          ------------         ------------        ------------

NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS..................................    25,971,836           30,523,418          42,559,337
                                                          ------------         ------------        ------------

NET INCREASE IN NET
   ASSETS RESULTING FROM OPERATIONS.....................  $ 30,647,616         $ 34,777,909        $ 47,530,100
                                                          ============         ============        ============

                      See Notes to Financial Statements.

                                                          Equity Value        Equity Growth          Small Cap
                                                              Fund                 Fund             Value Fund
                                                          ------------        -------------         ----------
INVESTMENT INCOME:
   Dividend (Note 2)....................................  $  6,254,544        $   8,637,619        $  1,841,762
   Interest (Note 2)....................................     1,022,747            3,394,171             627,829
   Less: net foreign taxes withheld (Note 2)............            --                   --                  --
                                                          ------------        -------------        ------------
      Total Investment Income...........................     7,277,291           12,031,790           2,469,591
                                                          ------------        -------------        ------------

EXPENSES:
   Investment advisory fee (Note 3):
     Shawmut Bank, N.A..................................            --                   --             128,152
     Fleet Investment Advisors Inc......................     2,220,230            4,746,270           1,143,059
   Administration fee (Note 3):
     Federated Administrative Services..................            --                   --              19,223
     FDISG..............................................       251,209              536,874             129,101
   Custodian fee........................................        21,228               26,922              24,640
   Fund accounting fee (Note 3).........................        64,756              101,409              55,280
   Legal fee (Note 3)...................................        14,969               39,537               7,099
   Audit fee............................................        20,030               20,030              10,170
   Transfer agent fee (Note 3)..........................       459,636              723,020             162,553
   12b-1 fee (Note 3)...................................         3,518                7,613                  --
   Shareholder servicing fee (Note 3)...................       333,294              360,156              79,503
   Trustees' fees and expenses (Note 3).................         9,316               23,214               4,939
   Amortization of organization cost (Note 2)...........            --                  762                  --
   Reports to shareholders..............................        87,391              114,750              45,953
   Registration fee.....................................        45,450               64,463              56,213
   Insurance............................................         6,812                8,497               2,814
   Miscellaneous........................................         4,431                3,756              32,744
                                                          ------------        -------------        ------------
      Total expenses before reimbursement/waiver........     3,542,270            6,777,273           1,901,443
      Less:reimbursement/waiver (Note 4)................        (1,640)              (4,360)            (63,394)
                                                          ------------        -------------        ------------
      Total expenses net of reimbursement/waiver........     3,540,630            6,772,913           1,838,049
                                                          ------------        -------------        ------------

NET INVESTMENT INCOME (LOSS)............................     3,736,661            5,258,877             631,542
                                                          ------------        -------------        ------------

REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS (Notes 2 &6):
   Net realized gain on investments sold.................   38,931,940           48,132,075          25,576,246
   Net realized gain on forward foreign currency
      contracts and foreign currency....................            --                   --                  --
   Net change in unrealized appreciation on
      investments, foreign currency and forward foreign
      currency contracts................................    15,119,614           69,078,894           9,455,938
                                                          ------------        -------------        ------------

NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS..................................    54,051,554          117,210,969          35,032,184
                                                          ------------        -------------        ------------

NET INCREASE IN NET
   ASSETS RESULTING FROM OPERATIONS.....................  $ 57,788,215        $ 122,469,846        $ 35,663,726
                                                          ============        =============        ============


                                                                      Small Company      International
                                                                       Equity Fund        Equity Fund
                                                                      -------------      -------------
INVESTMENT INCOME:
   Dividend (Note 2)....................................               $    417,135       $  4,151,079
   Interest (Note 2)....................................                    702,310            599,389
   Less: net foreign taxes withheld (Note 2)............                         --           (615,354)
                                                                       ------------       ------------
      Total Investment Income...........................                  1,119,445          4,135,114
                                                                       ------------       ------------

EXPENSES:
   Investment advisory fee (Note 3):
     Shawmut Bank, N.A..................................                         --                 --
     Fleet Investment Advisors Inc......................                  1,562,812          1,619,241
   Administration fee (Note 3):
     Federated Administrative Services..................                         --                 --
     FDISG..............................................                    176,590            141,571
   Custodian fee........................................                     52,743            226,800
   Fund accounting fee (Note 3).........................                     57,369             79,971
   Legal fee (Note 3)...................................                      7,177              6,222
   Audit fee............................................                     20,115             15,244
   Transfer agent fee (Note 3)..........................                    526,778            241,709
   12b-1 fee (Note 3)...................................                      7,282                 --
   Shareholder servicing fee (Note 3)...................                    176,248             79,239
   Trustees' fees and expenses (Note 3).................                      4,065              3,045
   Amortization of organization cost (Note 2)...........                      3,649              3,689
   Reports to shareholders..............................                     85,904             36,371
   Registration fee.....................................                     30,248              7,980
   Insurance............................................                      3,202              2,906
   Miscellaneous........................................                      3,708              2,818
                                                                       ------------       ------------
      Total expenses before reimbursement/waiver........                  2,717,890          2,466,806
      Less:reimbursement/waiver (Note 4)................                     (4,901)          (464,938)
                                                                       ------------       ------------
      Total expenses net of reimbursement/waiver........                  2,712,989          2,001,868
                                                                       ------------       ------------

NET INVESTMENT INCOME (LOSS)............................                 (1,593,544)         2,133,246
                                                                       ------------       ------------

REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS (Notes 2 &6):                                     36,017,542         10,933,936
   Net realized gain on investments sold.................
   Net realized gain on forward foreign currency                                 --            477,968
      contracts and foreign currency....................
   Net change in unrealized appreciation on
      investments, foreign currency and forward foreign                   5,841,537          1,358,635
      currency contracts................................               ------------       ------------


NET REALIZED AND UNREALIZED                                              41,859,079         12,770,539
   GAIN ON INVESTMENTS..................................               ------------       ------------


NET INCREASE IN NET                                                    $ 40,265,535       $ 14,903,785
   ASSETS RESULTING FROM OPERATIONS.....................               ============       ============

  -------------------
    THE GALAXY FUND                    STATEMENTS OF CHANGES IN NET ASSETS
  -------------------

                                                                            Asset Allocation Fund
                                                                      ---------------------------------
                                                                           Years ended October 31,
                                                                      ---------------------------------
                                                                            1996               1995
                                                                      -------------       -------------

NET ASSETS at beginning of the period.......................          $ 153,138,605       $ 139,037,560
                                                                      -------------       -------------

Increase in Net Assets resulting from operations:
   Net investment income....................................              4,675,780           3,577,623
   Net realized gain on investments sold....................              8,828,444           4,918,260
   Net change in unrealized appreciation on investments.....             17,143,392          19,892,751
                                                                      -------------       -------------
      Net increase in net assets resulting from operations..             30,647,616          28,388,634
                                                                      -------------       -------------

Dividends to shareholders from:
   Retail A Shares:
   Net investment income....................................             (2,124,795)         (1,835,264)
   Net realized gain on investments.........................               (805,180)                 --
                                                                      -------------       -------------
      Total Dividends.......................................             (2,929,975)         (1,835,264)
                                                                      -------------       -------------

   Retail B Shares:
   Net investment income....................................                (15,152)                 --
                                                                      -------------       -------------
      Total Dividends.......................................                (15,152)                 --
                                                                      -------------       -------------

   Trust Shares:
   Net investment income....................................             (2,323,359)         (1,945,032)
   Net realized gain on investments.........................               (791,001)                 --
                                                                      -------------       -------------
      Total Dividends.......................................             (3,114,360)         (1,945,032)
                                                                      -------------       -------------
      Total Dividends to shareholders.......................             (6,059,487)         (3,780,296)
                                                                      -------------       -------------

Net increase (decrease) from share transactions/(1)/........             66,285,244         (10,507,293)
                                                                      -------------       -------------
      Net increase in net assets............................             90,873,373          14,101,045
                                                                      -------------       -------------

NET ASSETS at end of the period (including line A)..........          $ 244,011,978       $ 153,138,605
                                                                      =============       =============

(A) Undistributed net investment income.....................          $     622,447       $     406,096
                                                                      =============       =============

-------------------------------------------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 42-43.


                      See Notes to Financial Statements.

                                                                          Equity Income Fund             Growth and Income Fund
                                                                --------------------------------     -----------------------------
                                                                       Years ended October 31,          Years ended October 31,
                                                                --------------------------------     -----------------------------
                                                                     1996              1995              1996             1995
                                                                --------------    --------------     ------------    -------------

NET ASSETS at beginning of the period.......................    $ 169,620,776     $ 142,412,226     $ 240,089,195    $ 179,071,132
                                                                -------------     -------------     -------------    -------------

Increase in Net Assets resulting from operations:
   Net investment income....................................        4,254,491         3,544,552         4,970,763        4,903,318
   Net realized gain on investments sold....................       19,910,652         6,248,042        25,439,278       11,589,259
   Net change in unrealized appreciation on investments.....       10,612,766        20,830,652        17,120,059       19,333,241
                                                                -------------     -------------     -------------    -------------
      Net increase in net assets resulting from operations..       34,777,909        30,623,246        47,530,100       35,825,818
                                                                -------------     -------------     -------------    -------------

Dividends to shareholders from:
   Retail A Shares:
   Net investment income....................................       (1,939,416)       (1,469,498)       (1,026,722)        (699,536)
   Net realized gain on investments.........................       (3,071,779)       (1,020,247)       (3,122,453)      (1,009,651)
                                                                -------------     -------------     -------------    -------------
      Total Dividends.......................................       (5,011,195)       (2,489,745)       (4,149,175)      (1,709,187)
                                                                -------------     -------------     -------------    -------------

   Retail B Shares:
   Net investment income....................................               --                --           (12,819)              --
                                                                -------------     -------------     -------------    -------------
      Total Dividends.......................................               --                --           (12,819)              --
                                                                -------------     -------------     -------------    -------------

   Trust Shares:
   Net investment income....................................       (2,274,333)       (2,187,618)       (3,688,324)      (4,129,453)
   Net realized gain on investments.........................       (3,159,136)       (1,269,894)      (10,955,643)      (6,867,309)
                                                                -------------     -------------     -------------    -------------
      Total Dividends.......................................       (5,433,469)       (3,457,512)      (14,643,967)     (10,996,762)
                                                                -------------     -------------     -------------    -------------
      Total Dividends to shareholders.......................      (10,444,664)       (5,947,257)      (18,805,961)     (12,705,949)
                                                                -------------     -------------     -------------    -------------

Net increase (decrease) from share transactions/(1)/........       39,091,787         2,532,561           232,678       37,898,194
                                                                -------------     -------------     -------------    -------------
      Net increase in net assets............................       63,425,032        27,208,550        28,956,817       61,018,063
                                                                -------------     -------------     -------------    -------------

NET ASSETS at end of the period (including line A)..........    $ 233,045,808     $ 169,620,776     $ 269,046,012      240,089,195
                                                                =============     =============     =============    =============

(A) Undistributed net investment income.....................    $     425,338     $     384,596     $     607,040          382,474
                                                                =============     =============     =============    =============

        [LOGO OF THE GALAXY FUND
         APPEARS HERE]                  STATEMENTS OF CHANGES IN NET ASSETS


                                                                                Equity Value Fund
                                                                -------------------------------------------
                                                                             Years ended October 31,
                                                                -------------------------------------------
                                                                          1996                1995
                                                                    ---------------       -------------
NET ASSETS at beginning of the period......................         $   261,884,877       $ 228,403,407
                                                                    ---------------       -------------

Increase in Net Assets resulting from operations:
  Net investment income....................................               3,736,661           4,649,379
  Net realized gain on investments sold....................              38,931,940          21,838,283
  Net change in unrealized appreciation on investments.....              15,119,614          19,810,450
                                                                    ---------------       -------------
    Net increase in net assets resulting from operations...              57,788,215          46,298,112
                                                                    ---------------       -------------

Dividends to shareholders from:
  Retail A Shares:
  Net investment income....................................              (1,097,197)         (1,403,785)
  Dividends in excess of net investment income.............                      --                  --
  Net realized gain on investments.........................              (7,667,373)         (6,772,276)
                                                                    ---------------       -------------
    Total Dividends........................................              (8,764,570)         (8,176,061)
                                                                    ---------------       -------------

  Retail B Shares:
  Net investment income....................................                  (1,799)                 --
                                                                    ---------------       -------------
    Total Dividends........................................                  (1,799)                 --
                                                                    ---------------       -------------

  Trust Shares:
  Net investment income....................................              (2,569,302)         (3,500,026)
  Dividends in excess of net investment income.............                      --                  --
  Net realized gain on investments.........................             (12,767,986)        (13,521,337)
                                                                    ---------------       -------------
    Total Dividends........................................             (15,337,288)        (17,021,363)
                                                                    ---------------       -------------
    Total Dividends to shareholders........................             (24,103,657)        (25,197,424)
                                                                    ---------------       -------------

Net increase (decrease) from share transactions/(1)/.......              33,170,863          12,380,782
                                                                    ---------------       -------------
  Net increase in net assets...............................              66,855,421          33,481,470
                                                                    ---------------       -------------

NET  ASSETS at end of the period (including line A)........        $    328,740,298      $  261,884,877
                                                                    ===============       =============

(A) Undistributed net investment income (loss).............        $        288,324      $      219,961
                                                                    ===============       =============

-----------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 43-44.


                      See Notes to Financial Statements.

        [LOGO OF THE GALAXY FUND
         APPEARS HERE]                  STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  Equity Growth Fund
                                                                   -------------------------------------------
                                                                                Years ended October 31,
                                                                   -------------------------------------------
                                                                             1996                1995
                                                                      ----------------     ----------------
NET ASSETS at beginning of the period........................         $    518,927,133     $    432,431,952
                                                                      ----------------     ----------------

Increase in Net Assets resulting from operations:
  Net investment income......................................                5,258,877            5,610,922
  Net realized gain on investments sold......................               48,132,075            6,701,851
  Net change in unrealized appreciation on investments.......               69,078,894           89,989,658
                                                                      ----------------     ----------------
    Net increase in net assets resulting from operations.....              122,469,846          102,302,431
                                                                      ----------------     ----------------

Dividends to shareholders from:
  Retail A Shares:
  Net investment income......................................                 (745,079)            (698,829)
  Dividends in excess of net investment income...............                       --                   --
  Net realized gain on investments...........................               (1,757,610)            (824,582)
                                                                      ----------------     ----------------
    Total Dividends..........................................               (2,502,689)          (1,523,411)
                                                                      ----------------     ----------------

  Retail B Shares:
  Net investment income......................................                       --                   --
                                                                      ----------------     ----------------
    Total Dividends..........................................                       --                   --
                                                                      ----------------     ----------------

  Trust Shares:
  Net investment income......................................               (4,784,442)          (5,037,392)
  Dividends in excess of net investment income...............                       --                   --
  Net realized gain on investments...........................               (7,280,310)          (4,184,120)
                                                                      ----------------     ----------------
    Total Dividends..........................................              (12,064,752)          (9,221,512)
                                                                      ----------------     ----------------
    Total Dividends to shareholders..........................              (14,567,441)         (10,744,923)
                                                                      ----------------     ----------------

Net increase (decrease) from share transactions/(1)/.........              100,384,935           (5,062,327)
                                                                      ----------------     ----------------
  Net increase in net assets.................................              208,287,340           86,495,181
                                                                      ----------------     ----------------

NET  ASSETS at end of the period (including line A)..........        $     727,214,473     $    518,927,133
                                                                      ================     ================

(A) Undistributed net investment income (loss)...............        $         395,041     $        665,685
                                                                      ================     ================

                                                                             Small Cap Value Fund
                                                                   ---------------------------------------
                                                                            Years ended October 31,
                                                                   ---------------------------------------
                                                                            1996                1995
                                                                      ---------------      ---------------
NET ASSETS at beginning of the period........................         $   148,910,020      $   121,668,818
                                                                      ---------------      ---------------

Increase in Net Assets resulting from operations:
  Net investment income......................................                 631,542               29,876
  Net realized gain on investments sold......................              25,576,246           10,568,906
  Net change in unrealized appreciation on investments.......               9,455,938           15,032,081
                                                                      ---------------      ---------------
    Net increase in net assets resulting from operations.....              35,663,726           25,630,863
                                                                      ---------------      ---------------

Dividends to shareholders from:
  Retail A Shares:
  Net investment income......................................                 (48,278)                  --
  Dividends in excess of net investment income...............                  (8,276)                  --
  Net realized gain on investments...........................              (1,894,554)          (1,030,219)
                                                                      ---------------      ---------------
    Total Dividends..........................................              (1,951,108)          (1,030,219)
                                                                      ---------------      ---------------

  Retail B Shares:
  Net investment income......................................                      --                   --
                                                                      ---------------      ---------------
    Total Dividends..........................................                      --                   --
                                                                      ---------------      ---------------

  Trust Shares:
  Net investment income......................................                (564,833)             (65,165)
  Dividends in excess of net investment income...............                 (96,746)                  --
  Net realized gain on investments...........................              (8,656,766)          (5,187,651)
                                                                      ---------------      ---------------
    Total Dividends..........................................              (9,318,345)          (5,252,816)
                                                                      ---------------      ---------------
    Total Dividends to shareholders..........................             (11,269,453)          (6,283,035)
                                                                      ---------------      ---------------

Net increase (decrease) from share transactions/(1)/.........              (1,560,551)           7,893,374
                                                                      ---------------      ---------------
  Net increase in net assets.................................              22,833,722           27,241,202
                                                                      ---------------      ---------------

NET  ASSETS at end of the period (including line A)..........         $   171,743,742     $    148,910,020
                                                                      ===============      ===============

(A) Undistributed net investment income (loss)...............         $           --       $       (18,431)
                                                                      ===============      ===============

-----------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 43-44.

        [LOGO OF THE GALAXY FUND
         APPEARS HERE]                  STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Small Company Equity Fund
                                                                -------------------------------------------
                                                                          Years ended October 31,
                                                                -------------------------------------------
                                                                        1996                 1995
                                                                   ---------------       -------------
NET ASSETS at beginning of the period..........................    $   140,499,013     $    97,306,732
                                                                   ---------------       -------------


Increase (Decrease) in Net Assets resulting from operations:
      Net investment income (loss).............................         (1,593,544)           (566,457)
      Net realized gain on investments sold....................         36,017,542           2,082,179
      Net realized gain (loss) on forward foreign currency
       contracts and foreign currency..........................                 --                  --
      Net change in unrealized appreciation (depreciation)
       on investments..........................................          5,841,537          32,453,750
                                                                   ---------------       -------------
        Net increase (decrease) in net assets resulting
         from operations.......................................         40,265,535          33,969,472
                                                                   ---------------       -------------

Dividends to shareholders from:
      Retail A Shares:
      Net investment income....................................                 --                  --
      Net realized capital gains (losses)......................           (513,596)           (494,152)
                                                                   ---------------       -------------
       Total Dividends.........................................           (513,596)           (494,152)
                                                                   ---------------       -------------

      Trust Shares:
      Net investment income....................................                 --                  --
      Net realized capital gains (losses)......................         (1,014,801)         (1,038,168)
                                                                   ---------------       -------------
       Total Dividends.........................................         (1,014,801)         (1,038,168)
                                                                   ---------------       -------------
       Total Dividends to shareholders.........................         (1,528,397)         (1,532,320)
                                                                   ---------------       -------------

Net increase from share transactions/(1)/......................        110,513,098          10,755,129
                                                                   ---------------       -------------

      Net increase in net assets...............................        149,250,236          43,192,281
                                                                   ---------------       -------------

NET ASSETS at end of the period (including line A).............   $    289,749,249       $ 140,499,013
                                                                   ===============       =============

(A) Undistributed net investment income (loss).................   $             --       $          --
                                                                   ===============       =============

--------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on page 45.


                      See Notes to Financial Statements.

        [LOGO OF THE GALAXY FUND
         APPEARS HERE]                  STATEMENTS OF CHANGES IN NET ASSETS


                                                                            International Equity Fund
                                                               ----------------------------------------------
                                                                             Years ended October 31,
                                                               ----------------------------------------------
                                                                        1996                    1995
                                                                 ----------------        ----------------
NET ASSETS at beginning of the period..........................  $    119,717,837        $    115,237,460
                                                                 ----------------        ----------------

Increase (Decrease) in Net Assets resulting from operations:
      Net investment income (loss).............................         2,133,246               1,350,158
      Net realized gain on investments sold....................        10,933,936               2,395,864
      Net realized gain (loss) on forward foreign currency
       contracts and foreign currency..........................           477,968                 (4,537)
      Net change in unrealized appreciation (depreciation)
       on investments..........................................         1,358,635             (4,508,285)
                                                                 ----------------        ----------------
        Net increase (decrease) in net assets resulting
         from operations.......................................        14,903,785               (766,800)
                                                                 ----------------        ----------------
Dividends to shareholders from:
      Retail A Shares:
      Net investment income....................................         (271,437)                (63,100)
      Net realized capital gains (losses)......................         (538,170)               (415,622)
                                                                 ----------------        ----------------
      Total Dividends..........................................         (809,607)               (478,722)
                                                                 ----------------        ----------------

      Trust Shares:
      Net investment income....................................       (1,437,075)               (275,728)
      Net realized capital gains (losses)......................       (1,766,390)             (1,005,745)
                                                                 ----------------        ----------------
        Total Dividends........................................       (3,203,465)             (1,281,473)
                                                                 ----------------        ----------------
        Total Dividends to shareholders........................       (4,013,072)             (1,760,195)
                                                                 ----------------        ----------------

Net increase from share transactions/(1)/......................        77,096,126               7,007,372
                                                                 ----------------        ----------------
      Net increase in net assets...............................        87,986,839               4,480,377
                                                                 ----------------        ----------------

NET ASSETS at end of the period (including line A).............  $    207,704,676        $    119,717,837
                                                                 ================        ================

(A) Undistributed net investment income (loss).................  $      2,497,207        $      1,200,199
                                                                 ================        ================

--------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on page 45.

        [LOGO OF THE GALAXY FUND        STATEMENTS OF CHANGES IN NET ASSETS -
         APPEARS HERE]                  Capital Stock Activity

                                                             Asset Allocation Fund                       Equity Income Fund
                                                     ----------------------------------------       -------------------------------
                                                             Years ended October 31,                    Years ended October 31,
                                                     ----------------------------------------       -------------------------------
                                                            1996                   1995                 1996              1995
                                                     ----------------         ---------------       -------------    --------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold.....................................         $     41,468,535         $    10,902,135       $  43,450,662    $   21,450,453
  Issued to shareholders in
     reinvestment of dividends..............                2,837,001               1,750,071           4,801,918         2,352,531
   Repurchased..............................              (15,903,019)            (22,106,650)        (15,665,697)      (16,699,932)
                                                     ----------------         ---------------       -------------    --------------
   Net increase (decrease) in
     shares outstanding.....................         $     28,402,517          $   (9,454,444)      $  32,586,883    $    7,103,052
                                                     ================         ===============       =============    ==============

Retail B Shares:
   Sold.....................................         $      3,509,640          $           --                 N/A               N/A
   Issued to shareholders in
     reinvestment of dividends..............                   14,490                      --                 N/A               N/A
   Repurchased..............................                 (121,309)                     --                 N/A               N/A
                                                     ----------------         ---------------       -------------    --------------
   Net increase in
     shares outstanding.....................         $      3,402,821           $          --                 N/A               N/A
                                                     ================         ===============       =============    ==============

Trust Shares:
   Sold.....................................         $     67,329,259           $  27,929,468       $  15,153,962    $    9,236,146
   Issued to shareholders in
     reinvestment of dividends..............                2,461,350               1,416,611           2,551,413         1,218,932
   Repurchased..............................              (35,310,703)            (30,398,928)        (11,200,471)      (15,025,569)
                                                     ----------------         ---------------       -------------    --------------
   Net increase (decrease) in
     shares outstanding.....................         $     34,479,906           $  (1,052,849)       $  6,504,904     $  (4,570,491)
                                                     ================         ===============       =============    ==============

SHARE ACTIVITY
Retail A Shares:
   Sold.....................................                3,042,746                 892,958           2,714,966         1,541,985
   Issued to shareholders in
     reinvestment of dividends..............                  210,404                 153,524             308,813           182,704
   Repurchased..............................               (1,161,408)             (1,983,918)           (976,982)       (1,251,098)
                                                     ----------------         ---------------       -------------    --------------
   Net increase (decrease) in
     shares outstanding.....................                2,091,742                (937,436)          2,046,797           473,591
                                                     ================         ===============       =============    ==============

Retail B Shares:
   Sold.....................................                  252,898                      --                 N/A               N/A
   Issued to shareholders in
     reinvestment of dividends..............                    1,036                      --                 N/A               N/A
   Repurchased..............................                   (8,762)                     --                 N/A               N/A
                                                     ----------------         ---------------       -------------    --------------
   Net increase in
     shares outstanding.....................                  245,172                      --                  N/A              N/A
                                                     ================         ===============       =============    ==============

Trust Shares:
   Sold.....................................                4,908,780               2,366,202             942,247           680,800
   Issued to shareholders in
     reinvestment of dividends..............                  182,572                 123,395             166,080            97,608
   Repurchased..............................               (2,565,189)             (2,637,556)           (696,629)       (1,109,312)
                                                     ----------------         ---------------       -------------    --------------
   Net increase (decrease) in
     shares outstanding.....................                2,526,163                (147,959)            411,698          (330,904)
                                                     ================         ===============       =============    ==============




                      See Notes to Financial Statements.

        [LOGO OF THE GALAXY FUND        STATEMENTS OF CHANGES IN NET ASSETS -
         APPEARS HERE]                  Capital Stock Activity (continued)

                                                            Growth and Income Fund*                    Equity Value Fund
                                                     -----------------------------------        ----------------------------------
                                                           Years ended October 31,                   Years ended October 31,
                                                     -----------------------------------        ----------------------------------
                                                          1996                  1995                1996                 1995
                                                     --------------        -------------        -------------        -------------

DOLLAR AMOUNTS
Retail A Shares:
 Sold............................................    $   26,575,675        $  27,593,626        $  30,226,307        $  24,372,234

 Issued to shareholders in
   reinvestment of dividends.....................         4,114,650            1,687,032            8,656,906            8,063,657
 Repurchased.....................................       (11,113,016)          (4,307,509)         (16,887,461)         (17,257,086)
                                                     --------------        -------------        -------------        -------------

 Net increase in
   shares outstanding............................    $   19,577,309        $  24,973,149        $  21,995,752        $  15,178,805
                                                     ==============        =============        =============        =============


Retail B Shares:
 Sold............................................    $    4,475,967        $          --        $   1,841,623        $          --
 Issued to shareholders in
   reinvestment of dividends.....................            12,313                   --                1,761                   --
 Repurchased.....................................           (63,831)                  --              (32,058)                  --
                                                     --------------        -------------        -------------        -------------
 Net increase in
   shares outstanding............................    $    4,424,449        $          --        $   1,811,326        $          --
                                                     ==============        =============        =============        =============


Trust Shares:
 Sold............................................    $   45,240,851        $  45,663,174        $  46,072,552        $  47,132,201
 Issued to shareholders in
   reinvestment of dividends.....................        11,235,662            6,867,312           12,028,475           13,789,856
 Repurchased.....................................       (80,245,593)         (39,605,441)         (48,737,242)         (63,720,080)
                                                     --------------        -------------        -------------        -------------

 Net increase (decrease) in
   shares outstanding............................    $  (23,769,080)       $  12,925,045        $   9,363,785        $  (2,798,023)
                                                     ==============        =============        =============        =============


SHARE ACTIVITY
Retail A Shares:
 Sold............................................         2,022,637            2,358,286            2,045,357            1,833,878
 Issued to shareholders in
   reinvestment of dividends.....................           333,718              156,717              624,668              672,772
 Repurchased.....................................          (849,811)            (372,665)          (1,139,827)          (1,327,538)
                                                     --------------        -------------        -------------        -------------

 Net increase in
   shares outstanding............................         1,506,544            2,142,338            1,530,198            1,179,112
                                                     ==============        =============        =============        =============


Retail B Shares:
 Sold............................................           334,965                   --              121,818                   --
 Issued to shareholders in
   reinvestment of dividends.....................               913                   --                  114                   --
 Repurchased.....................................            (4,524)                  --               (2,156)                  --
                                                     --------------        -------------        -------------        -------------

 Net increase in
   shares outstanding............................           331,354                   --              119,776                   --
                                                     ==============        =============        =============        =============


Trust Shares:
 Sold............................................         3,456,356            3,945,263            3,112,141            3,593,154
 Issued to shareholders in
   reinvestment of dividends.....................           924,527              667,376              866,812            1,147,783
 Repurchased.....................................        (6,147,255)          (3,375,055)          (3,306,476)          (4,802,094)
                                                     --------------        -------------        -------------        -------------

 Net increase (decrease) in
   shares outstanding............................        (1,766,372)           1,237,584              672,477              (61,157)
                                                     ==============        =============        =============        =============


-------------------------------------------------------------------------------
* Includes 337,796 shares (valued at $4,095,890) issued in connection with the acquisition of Shawmut Quantitative Equity Fund by Shawmut Growth and Income Equity Fund on August 11, 1995.


                      See Notes to Financial Statements.

        [LOGO OF THE GALAXY FUND        STATEMENTS OF CHANGES IN NET ASSETS -
         APPEARS HERE]                  Capital Stock Activity (continued)

                                                             Equity Growth Fund                        Small Cap Value Fund
                                                     ----------------------------------        ----------------------------------
                                                            Years ended October 31,                   Years ended October 31,
                                                     ----------------------------------        ----------------------------------
                                                         1996                  1995                 1996                1995
                                                     -------------        -------------        -------------        -------------


DOLLAR AMOUNTS
Retail A Shares:
  Sold...........................................    $  47,189,209        $  25,867,538        $   5,161,336        $   6,848,499
 Issued in connection with
    acquisition (Note 8).........................       10,225,316                   --                   --                   --
 Issued to shareholders in
    reinvestment of dividends....................        2,454,356            1,499,263            1,944,464            1,025,295
  Repurchased....................................      (20,716,176)         (14,888,011)          (5,148,767)          (3,392,091)
                                                     -------------        -------------        -------------        -------------
  Net increase in
    shares outstanding...........................    $  39,152,705        $  12,478,790        $   1,957,033        $   4,481,703
                                                     =============        =============        =============        =============


Retail B Shares:
 Sold............................................    $   3,960,553        $          --                  N/A                  N/A
 Issued to shareholders in
   reinvestment of dividends.....................               --                   --                  N/A                  N/A
 Repurchased.....................................         (173,837)                  --                  N/A                  N/A
                                                     -------------        -------------        -------------        -------------
 Net increase in
   shares outstanding............................    $   3,786,716        $          --                  N/A                  N/A
                                                     =============        =============        =============        =============

Trust Shares:
  Sold...........................................    $ 131,387,247         $ 81,678,083        $  28,375,657        $  16,891,602
 Issued in connection with
    acquisition (Note 8).........................       19,288,050                   --                   --                   --
  Issued to shareholders in
    reinvestment of dividends....................        7,869,807            6,181,564            8,667,254            5,187,643
  Repurchased....................................     (101,099,590)        (105,400,764)         (40,560,495)         (18,667,574)
                                                     -------------        -------------        -------------        -------------
  Net increase (decrease) in
    shares outstanding...........................    $  57,445,514        $ (17,541,117)       $  (3,517,584)       $   3,411,671
                                                     =============        =============        =============        =============

SHARE ACTIVITY
Retail A Shares:
  Sold...........................................        2,555,583            1,650,493              380,571              582,289
 Issued in connection with
    acquisition (Note 8).........................          578,307                   --                   --                   --
  Issued to shareholders in
    reinvestment of dividends....................          136,463              105,064              157,870              103,356
  Repurchased....................................       (1,097,610)            (993,540)            (379,218)            (300,307)
                                                     -------------        -------------        -------------        -------------
  Net increase in
    shares outstanding...........................        2,172,743              762,017              159,223              385,338
                                                     =============        =============        =============        =============

Retail B Shares:
 Sold............................................          206,085                   --                  N/A                  N/A
 Issued to shareholders in
   reinvestment of dividends.....................               --                   --                  N/A                  N/A
 Repurchased.....................................           (8,900)                  --                  N/A                  N/A
                                                     -------------        -------------        -------------        -------------
 Net increase in
   shares outstanding............................          197,185                   --                  N/A                  N/A
                                                     =============        =============        =============        =============

Trust Shares:
  Sold...........................................        7,179,412            5,231,552            2,090,020            1,484,558
 Issued in connection with
    acquisition (Note 8).........................        1,090,562                   --                   --                   --
  Issued to shareholders in
    reinvestment of dividends....................          436,189              430,902              705,170              522,421
  Repurchased....................................       (5,400,445)          (6,902,825)          (3,036,094)          (1,668,792)
                                                     -------------        -------------        -------------        -------------
  Net increase (decrease) in
    shares outstanding...........................        3,305,718           (1,240,371)            (240,904)             338,187
                                                     =============        =============        =============        =============



                      See Notes to Financial Statements.

[LOGO OF THE
 GALAXY FUND
 APPEARS HERE]       STATEMENTS OF CHANGES IN NET ASSETS -
                     Capital Stock Activity (continued)


                                                             Small Company Equity  Fund
                                                        ---------------------------------------
                                                               Years ended October 31,
                                                        ---------------------------------------
                                                              1996                 1995
                                                        ---------------      ------------------
DOLLAR AMOUNTS
Retail A Shares:
  Sold............................................     $  397,053,745          $  223,987,809
  Issued to shareholders in
     reinvestment of dividends....................            502,766                 462,339
  Repurchased.....................................       (346,365,223)           (220,438,570)
                                                    -----------------       -----------------
   Net increase (decrease) in
     shares outstanding...........................    $    51,191,288          $    4,011,578
                                                    =================       =================

Retail B Shares:
   Sold...........................................   $      3,690,344          $           --
   Issued to shareholders in
     reinvestment of dividends....................                 --                      --
   Repurchased....................................            (92,260)                     --
                                                   ------------------       -----------------
   Net increase in
     shares outstanding...........................   $      3,598,084          $           --
                                                   ==================       =================

Trust Shares:
   Sold...........................................   $    140,211,402          $   28,252,879
   Issued to shareholders in
     reinvestment of dividends....................            652,265                 652,934
   Repurchased....................................        (85,139,941)            (22,162,262)
                                                   ------------------        ----------------
   Net increase in
     shares outstanding...........................    $    55,723,726          $    6,743,551
                                                   ==================        ================

SHARE ACTIVITY
Retail A Shares:
   Sold...........................................         21,317,981              16,120,515
   Issued to shareholders in
     reinvestment of dividends....................             30,882                  39,516
   Repurchased....................................        (18,586,441)            (15,852,473)
                                                     ----------------           -------------
   Net increase (decrease) in
     shares outstanding...........................          2,762,422                 307,558
                                                     ================           =============
Retail B Shares:
   Sold...........................................            187,682                      --
   Issued to shareholders in
     reinvestment of dividends....................                 --                      --
   Repurchased....................................            (3,934)                      --
                                                     ----------------          --------------
   Net increase in
     shares outstanding...........................            183,748                      --
                                                     ================          ==============
Trust Shares:
   Sold...........................................          7,215,898               1,940,466
   Issued to shareholders in
     reinvestment of dividends....................             39,743                  55,759
   Repurchased....................................         (4,383,755)             (1,584,128)
                                                     ----------------          --------------
   Net increase in
     shares outstanding...........................          2,871,886                 412,097
                                                     ================          ==============

                                                         International  Equity  Fund
                                                  -------------------------------------------
                                                            Years ended October 31,
                                                  -------------------------------------------
                                                         1996                   1995
                                                  ------------------      -------------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold........................................... $   13,188,755             $    10,661,106
   Issued to shareholders in
     reinvestment of dividends....................        774,929                     452,252
   Repurchased....................................    (11,262,073)                (13,114,155)
                                                       ----------                  ----------
   Net increase (decrease) in
     shares outstanding........................... $    2,701,611            $     (2,000,797)
                                                    =============             ===============
Retail B Shares:
   Sold...........................................            N/A                         N/A
   Issued to shareholders in
     reinvestment of dividends....................            N/A                         N/A
   Repurchased....................................            N/A                         N/A
                                                    -------------             ---------------
   Net increase in
     shares outstanding...........................            N/A                         N/A
                                                    =============             ===============
Trust Shares:
   Sold...........................................  $ 114,166,862             $    33,867,277
   Issued to shareholders in
     reinvestment of dividends....................      1,580,379                     556,311
   Repurchased....................................    (41,352,726)                (25,415,419)
                                                    -------------             ---------------
   Net increase in
     shares outstanding........................... $   74,394,515            $      9,008,169
                                                    =============             ===============
SHARE ACTIVITY
Retail A Shares:
   Sold...........................................        957,795                     847,691
   Issued to shareholders in
     reinvestment of dividends....................         58,885                      37,192
   Repurchased....................................       (825,685)                 (1,046,098)
                                                    -------------             ---------------
   Net increase (decrease) in
     shares outstanding...........................        190,995                    (161,215)
                                                    =============             ===============

Retail B Shares:
   Sold...........................................            N/A                         N/A
   Issued to shareholders in
     reinvestment of dividends....................            N/A                         N/A
   Repurchased....................................            N/A                         N/A
                                                    -------------             ---------------
   Net increase in shares outstanding.............            N/A                         N/A
                                                    =============             ===============

Trust Shares:
   Sold...........................................      8,260,799                   2,665,037
   Issued to shareholders in
     reinvestment of dividends....................        120,090                      45,749
   Repurchased....................................     (2,973,379)                 (2,042,035)
                                                    -------------             ---------------
   Net increase in
     shares outstanding...........................      5,407,510                     668,751
                                                    =============             ===============

[LOGO OF THE           Asset Allocation Fund
 GALAXY FUND           FINANCIAL HIGHLIGHTS
 APPEARS HERE]         For a Share outstanding throughout each period.

Retail A Shares

                                                                                  Years ended October 31,
                                                              ---------------------------------------------------------------
                                                                1996          1995         1994       1993/(2)/    1992/(1)/(2)/
                                                              ---------     --------     --------     ---------    -------------
Net Asset Value, Beginning of Period........................  $   12.82     $  10.67     $  11.15     $  10.16        $    10.00
                                                              ---------     --------     --------     ---------    -------------
Income from Investment Operations:
      Net investment income (C).............................       0.30         0.30         0.27         0.25              0.15
      Net realized and unrealized gain (loss)
        on investments......................................       1.83         2.16        (0.49)        0.99              0.13
                                                              ---------     --------     --------     ---------    -------------
        Total from Investment Operations:...................       2.13         2.46        (0.22)        1.24              0.28
                                                              ---------     --------     --------     ---------    -------------

Less Dividends:
      Dividends from net investment income..................      (0.30)       (0.31)       (0.26)       (0.25)            (0.12)
      Dividends from net realized capital gains.............      (0.13)         --           --            --                --
                                                              ---------     --------     --------     ---------    -------------
        Total Dividends:....................................      (0.43)       (0.31)       (0.26)       (0.25)            (0.12)
                                                              ---------     --------     --------     ---------    -------------
Net increase (decrease) in net asset value..................       1.70         2.15        (0.48)        0.99              0.16
                                                              ---------     --------     --------     ---------    -------------
Net Asset Value, End of Period..............................  $   14.52     $  12.82     $  10.67     $  11.15        $    10.16
                                                              =========     ========     ========     =========    =============

Total Return (B)............................................      16.92%       23.42%       (2.02)%      12.37%             2.85%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)...........................  $ 116,852     $ 76,368     $ 73,574     $ 92,348        $   11,555
Ratios to average net assets:
      Net investment income including reimbursement/waiver..       2.29%        2.52%        2.66%        2.59%             2.80%*
      Operating expenses including reimbursement/waiver.....       1.42%        1.48%        1.21%        1.14%             1.11%*
      Operating expenses excluding reimbursement/waiver.....       1.42%        1.50%        1.22%        1.25%             2.39%*
Portfolio Turnover Rate.....................................         48%          41%          23%           7%                2%**
Average Commission Rate Paid (A)............................  $  0.0635          N/A          N/A          N/A               N/A

-------------------------------------------------------------
 *    Annualized
 **   Not Annualized
 (1)  The Fund commenced operations on December 30, 1991.
 (2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares.
 (3)  The Fund began issuing Retail B Shares on March 1, 1996.
 (A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
 (B) Calculation does not include sales charge for Retail A Shares and Retail B Shares.
 (C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                       Years ended October 31,
                                     -------------------------------------------------------------
                                       1996         1995        1994       1993/(2)/     1992/(2)/
                                     --------     --------    --------     ---------     ---------
              Retail A Shares        $   0.30     $   0.30    $   0.27     $    0.24     $    0.08
                 Trust Shares            0.33         0.32        0.28          0.24          0.08
              Retail B Shares            0.12          N/A         N/A           N/A           N/A

                       See Notes to Financial Statements.

 Trust Shares                                                                                                      Retail B Shares
                                                                     Years ended October 31,
                                                   ----------------------------------------------------------      Period ended
                                                   1996       1995        1994      1993/(2)/   1992/(1)/(2)/  October 31, 1996/(3)/
                                                ----------  ---------  ----------  -----------  ------------- ----------------------

Net Asset Value, Beginning of Period..........  $    12.83  $   10.68  $    11.15  $     10.16    $    10.00      $     13.59
                                                ----------  ---------  ----------  -----------    ----------      -----------
Income from Investment Operations:
      Net investment income (C)...............        0.33       0.32        0.28         0.25          0.15             0.13
      Net realized and unrealized gain (loss)
        on investments........................        1.83       2.16       (0.49)        0.99          0.13             0.91
                                                ----------  ---------  ----------  -----------    ----------      -----------
        Total from Investment Operations:.....        2.16       2.48       (0.21)        1.24          0.28             1.04
                                                ----------  ---------  ----------  -----------    ----------      -----------


Less Dividends:
      Dividends from net investment income....       (0.33)     (0.33)      (0.26)       (0.25)        (0.12)           (0.12)
      Dividends from net realized capital
        gains.................................       (0.13)        --          --           --            --               --
                                                ----------  ---------  ----------  -----------    ----------      -----------

      Total Dividends:........................       (0.46)     (0.33)      (0.26)       (0.25)        (0.12)           (0.12)
                                                ----------  ---------  ----------  -----------    ----------      -----------

Net increase (decrease) in net asset value....        1.70       2.15       (0.47)        0.99          0.16             0.92
                                                ----------  ---------  ----------  -----------    ----------      -----------

Net Asset Value, End of Period................  $    14.53   $  12.83   $   10.68  $     11.15     $   10.16      $     14.51
                                                ==========  =========  ==========  ===========    ==========      ===========

Total Return (B)..............................       17.19%     23.68%      (1.93)%      12.37%         2.85%**          7.71%**
Ratios/Supplemental Data:
Net Assets, End of Period (000's).............  $  123,603   $ 76,771   $  65,464  $    92,348     $  11,555      $     3,557
Ratios to average net assets:
      Net investment income including
        reimbursement/waiver..................        2.52%      2.74%       2.70%        2.59%         2.80%*           1.73%*
      Operating expenses including
        reimbursement/waiver..................        1.19%      1.26%       1.18%        1.14%         1.11%*           1.95%*
      Operating expenses excluding
        reimbursement/waiver..................        1.21%      1.30%       1.18%        1.25%         2.39%*           2.15%*
Portfolio Turnover Rate.......................          48%        41%         23%           7%            2%**            48%
Average Commission Rate Paid (A)..............  $   0.0635        N/A         N/A          N/A           N/A      $    0.0635

                 [LOGO OF        Equity Income Fund
               THE GALAXY FUND   FINANCIAL HIGHLIGHTS
                APPEARS HERE]    For a Share outstanding throughout each period.


Retail A Shares

                                                                             Years ended October 31,
                                                       ---------------------------------------------------------------------
                                                          1996           1995           1994         1993/(1)/      1992/(1)/
                                                       ---------       --------       --------       --------       --------
Net Asset Value, Beginning of Period...................$   14.98       $  12.74       $  12.85       $  11.85       $  11.29
                                                       ---------       --------       --------       --------       --------
Income from Investment Operations:
   Net investment income (C)...........................     0.30           0.28           0.30           0.30           0.30
   Net realized and unrealized gain
      on investments...................................     2.47           2.47           0.07           1.09           0.76
                                                       ---------       --------       --------       --------       --------
         Total from Investment Operations:.............     2.77           2.75           0.37           1.39           1.06
                                                       ---------       --------       --------       --------       --------
Less Dividends:
   Dividends from net investment income................    (0.30)         (0.30)         (0.29)         (0.28)         (0.30)
   Dividends from net realized capital gains...........    (0.54)         (0.21)         (0.19)         (0.11)         (0.20)
                                                       ---------       --------       --------       --------       --------
         Total Dividends:..............................    (0.84)         (0.51)         (0.48)         (0.39)         (0.50)
                                                       ---------       --------       --------       --------       --------
Net increase (decrease) in net asset value.............     1.93           2.24          (0.11)          1.00           0.56
                                                       ---------       --------       --------       --------       --------
Net Asset Value, End of Period.........................$   16.91       $  14.98       $  12.74       $  12.85       $  11.85
                                                       =========       ========       ========       ========       ========

Total Return (B).......................................    19.01%         22.23%          2.94%         11.85%          9.71%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)......................$ 126,952       $ 81,802       $ 63,532      $ 123,970       $ 21,778
Ratios to average net assets:
      Net investment income
       including reimbursement/waiver..................     1.86%          2.08%          2.45%          2.34%          2.84%
      Operating expenses including reimbursement/waiver     1.40%          1.49%          1.11%          1.16%          1.03%
      Operating expenses excluding reimbursement/waiver     1.40%          1.51%          1.12%          1.22%          1.54%
Portfolio Turnover Rate................................       45%            21%            31%            27%            18%
Average Commission Rate Paid (A).......................$  0.0620            N/A            N/A            N/A            N/A

-----------------------------------------------------
(1) For the periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares (See Note 5).
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B)     Calculation does not include sales charge for Retail A Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:


                                                      Years ended October 31,
                               --------------------------------------------------------------------
                                   1996           1995          1994       1993/(1)/      1992/(1)/
                               -----------     ---------     ---------     ---------     ----------
             Retail A Shares    $  0.30        $  0.28       $  0.30        $  0.29       $  0.25
             Trust Shares          0.37           0.36          0.31           0.29          0.25



                      See Notes to Financial Statements.

Trust Shares


                                                     Years ended October 31,
                    -----------------------------------------------------------------------------------------------
                        1996                  1995                1994              1993/(1)/             1992/(1)/
                    -----------            ---------           ---------            ---------            ----------
                    $     14.99            $   12.75           $   12.85            $   11.85            $    11.29
                    -----------            ---------           ---------            ---------            ----------

                           0.37                 0.36                0.31                 0.30                  0.30

                           2.48                 2.45                0.07                 1.09                  0.76
                    -----------            ---------           ---------            ---------            ----------
                           2.85                 2.81                0.38                 1.39                  1.06
                    -----------            ---------           ---------            ---------            ----------

                          (0.37)               (0.36)              (0.29)               (0.28)                (0.30)
                          (0.54)               (0.21)              (0.19)               (0.11)                (0.20)
                    -----------            ---------           ---------            ---------            ----------
                          (0.91)               (0.57)              (0.48)               (0.39)                (0.50)
                    -----------            ---------           ---------            ---------            ----------
                           1.94                 2.24               (0.10)                1.00                  0.56
                    -----------            ---------           ---------            ---------            ----------
                    $     16.93            $   14.99           $   12.75            $   12.85            $    11.85
                    ===========            =========           =========            =========            ==========


                          19.65%               22.81%               3.02%               11.85%                 9.71%

                    $   106,094            $  87,819           $  78,880            $ 123,970            $   21,778


                           2.32%                2.60%               2.49%                2.34%                 2.84%
                           0.94%                0.98%               1.07%                1.16%                 1.03%
                           0.94%                1.00%               1.07%                1.22%                 1.54%
                             45%                  21%                 31%                  27%                   18%
                    $    0.0620                  N/A                 N/A                  N/A                   N/A


                            Growth and Income Fund
                            FINANCIAL HIGHLIGHTS
                            For a Share outstanding throughout each period.

[LOGO OF THE GALAXY FUND APPEARS HERE]







Retail A Shares



                                                                            Years ended October 31,
                                                       ------------------------------------------------------------
                                                         1996/(3)/           1995          1994         1993/(1)/(2)/
                                                        ---------         ---------     ----------      -----------

Net Asset Value, Beginning of Period................    $   12.35         $   11.15     $    10.69      $   10.23
                                                        ---------         ---------     ----------      ---------
Income from Investment Operations:
  Net investment income (C & D).....................         0.21              0.24           0.22           0.15
  Net realized and unrealized gain on investments...         2.16              1.70           0.72           0.48
                                                        ---------         ---------     ----------      ---------
      Total from Investment Operations:.............         2.37              1.94           0.94           0.63
                                                        ---------         ---------     ----------      ---------
Less Dividends:
  Dividends from net investment income..............        (0.21)            (0.25)         (0.20)         (0.17)
  Dividends from net realized capital gains.........        (0.73)            (0.49)         (0.28)            --
                                                        ---------         ---------     ----------      ---------
      Total Dividends:..............................        (0.94)            (0.74)         (0.48)         (0.17)
                                                        ---------         ---------     ----------      ---------
Net increase (decrease) in net asset value..........         1.43              1.20           0.46           0.46
                                                        ---------         ---------     ----------      ---------
Net Asset Value, End of Period......................    $   13.78         $   12.35     $    11.15      $   10.69
                                                        =========         =========     ==========      =========

Total Return (B)....................................        20.25%            18.52%          9.12%          6.20%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)...................    $  77,776         $  51,078     $   22,244      $  16,280
Ratios to average net assets:
  Net investment income including reimbursement/
    waiver..........................................         1.65%             2.10%          2.06%          1.77%*
  Operating expenses including reimbursement/waiver.         1.34%             1.32%          1.29%          1.25%*
  Operating expenses excluding reimbursement/waiver.         1.45%             1.77%          1.74%          1.78%*
Portfolio Turnover Rate.............................           59%               51%            73%            38%**
Average Commission Rate Paid (A)....................    $  0.0654               N/A            N/A            N/A

-----------------------------------------------------
*     Annualized
**    Not Annualized
(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds.
(2)   The Predecessor Fund began offering Investment Shares on February 12,
      1993.
(3) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, the predecessor shareholders exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy Growth and Income Fund. (Note 8).
(4)   The Fund began issuing Retail B Shares on March 1, 1996.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or other parties were as follows:



                                     Years ended October 31,
                       ----------------------------------------------------
                                                   (Unaudited)
                                       ------------------------------------
                           1996           1995        1994       1993/(2)/
                       ------------    ---------   ---------   ------------
    Retail A Shares     $  0.19        $  0.22     $  0.18     $  0.18
    Trust Shares           0.27           0.25        0.22        0.15
    Retail B Shares        0.05            N/A         N/A        N/A

(D) Net investment income per share does not reflect the tax reclassifications arising in the current period.




                       See Notes to Financial Statements.


Trust Shares                                                                                                    Retail B Shares


                                                                       Years ended October 31,
                                                     ------------------------------------------------------        Period ended
                                                      1996/(3)/         1995         1994      1993/(1)/(2)/  October 31, 1996/(4)/
                                                     ----------      ---------    ---------    ------------   --------------------
Net Asset Value, Beginning of Period................ $    12.35      $   11.15    $   10.69     $     10.00        $  12.97
                                                     ----------      ---------    ---------     -----------        --------
Income from Investment Operations:
  Net investment income (C & D).....................       0.27           0.28         0.25            0.18            0.07
  Net realized and unrealized gain on investments...       2.16           1.69         0.72            0.69            0.81
                                                     ----------      ---------    ---------     -----------        --------
      Total from Investment Operations:.............       2.43           1.97         0.97            0.87            0.88
                                                     ----------      ---------    ---------     -----------        --------
Less Dividends:
  Dividends from net investment income..............      (0.25)         (0.28)       (0.23)          (0.18)          (0.08)
  Dividends from net realized capital gains.........      (0.73)         (0.49)       (0.28)             --              --
                                                     ----------      ---------    ---------     -----------        --------

      Total Dividends:..............................      (0.98)         (0.77)       (0.51)          (0.18)          (0.08)
                                                     ----------      ---------    ---------     -----------        --------
Net increase (decrease) in net asset value..........       1.45           1.20         0.46            0.69            0.80
                                                     ----------      ---------    ---------     -----------        --------
Net Asset Value, End of Period...................... $    13.80      $   12.35    $   11.15     $     10.69        $  13.77
                                                     ==========      =========    =========     ===========        ========


Total Return (B)....................................      20.77%         18.80%        9.45%           8.80%**         6.83%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)................... $  186,708      $ 189,011    $ 156,827     $   147,090        $  4,562
Ratios to average net assets:
  Net investment income including reimbursement/
    waiver..........................................       2.01%          2.42%        2.31%           2.11%*          0.79%*
  Operating expenses including reimbursement/waiver.       1.02%          1.07%        1.04%           0.98%*          1.96%*
  Operating expenses excluding reimbursement/waiver.       1.03%          1.27%        1.24%           1.25%*          2.11%*
Portfolio Turnover Rate.............................         59%            51%          73%             38%**           59%
Average Commission Rate Paid (A).................... $   0.0654            N/A          N/A             N/A        $ 0.0654

          -------------------


                                 Equity Value Fund
                                 FINANCIAL HIGHLIGHTS
            The Galaxy Fund      For a Share outstanding throughout each period.
          -------------------

 Retail A Shares

                                                                                 Years ended October 31,
                                                      --------------------------------------------------------------------------
                                                        1996            1995            1994           1993/(1)/        1992/(1)/
                                                      --------        --------        --------       ----------       ----------
Net Asset Value, Beginning of Period ............    $   14.33       $   13.31       $   13.12       $    11.41       $    11.52
                                                     ---------       ---------       ---------       ----------       ----------
Income from Investment Operations:
  Net investment income (C) .....................         0.14            0.22            0.18             0.19             0.26
  Net realized and unrealized gain
      on investments ............................         2.74            2.24            0.45             2.14             0.33
                                                     ---------       ---------       ---------       ----------       ----------
         Total from Investment Operations: ......         2.88            2.46            0.63             2.33             0.59
                                                     ---------       ---------       ---------       ----------       ----------
Less Dividends:
  Dividends from net investment income ..........        (0.14)          (0.23)          (0.16)           (0.20)           (0.27)
  Dividends from net realized capital gains .....        (1.11)          (1.21)          (0.28)           (0.42)           (0.43)
                                                     ---------       ---------       ---------       ----------       ----------
         Total Dividends: .......................        (1.25)          (1.44)          (0.44)           (0.62)           (0.70)
                                                     ---------       ---------       ---------       ----------       ----------
  Net increase (decrease) in net asset value ....         1.63            1.02            0.19             1.71            (0.11)
                                                     ---------       ---------       ---------       ----------       ----------
  Net Asset Value, End of Period ................    $   15.96       $   14.33       $   13.31       $    13.12       $    11.41
                                                     =========       =========       =========       ==========       ==========

Total Return (B) ................................        21.49%          20.81%           4.97%           21.18%            5.66%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...............    $ 131,998       $  96,555       $  74,001       $  176,107       $  133,578
Ratios to average net assets:
  Net investment income
    including reimbursement/waiver ..............         1.00%           1.62%           1.45%            1.52%            2.24%
  Operating expenses
    including reimbursement/waiver ..............         1.45%           1.49%           1.08%            0.97%            0.94%
  Operating expenses
    excluding reimbursement/waiver ..............         1.45%           1.50%           1.11%            0.97%            0.94%
Portfolio Turnover Rate .........................          116%             76%             71%              50%             136%
Average Commission Rate Paid (A) ................    $  0.0605              N/A             N/A              N/A              N/A

-----------------------------------------------------
*    Annualized
**   Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares (See Note 5).
(2)  The Fund began issuing Retail B Shares on March 1, 1996.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:


                                         Years ended October 31,
                       -------------------------------------------------------
                         1996        1995        1994      1993/(1)/   1992/(1)/
                       -------     -------     -------     -------     -------
Retail A Shares.....   $  0.14     $  0.22     $  0.18     $  0.19     $  0.26
Trust Shares........      0.21        0.28        0.19        0.19        0.26
Retail B Shares.....      0.01         N/A         N/A         N/A         N/A



                       See Notes to Financial Statements.


Trust Shares                                                              Retail B Shares

                       Years ended October 31,                              Period ended
   -----------------------------------------------------------------
     1996         1995         1994       1993/(1)/    1992/(1)/         October 31, 1996/(2)/
   --------     --------     --------     --------     --------          ---------------------
  $   14.33     $  13.32     $  13.12     $  11.41     $  11.52               $   14.74
  ---------     --------     --------     --------     --------               ---------

       0.21         0.28         0.19         0.19         0.26                    0.04

       2.74         2.24         0.45         2.14         0.33                    1.25
  ---------     --------     --------     --------     --------               ---------
       2.95         2.52         0.64         2.33         0.59                    1.29
  ---------     --------     --------     --------     --------               ---------

      (0.21)       (0.30)       (0.16)       (0.20)       (0.27)                  (0.04)
      (1.11)       (1.21)       (0.28)       (0.42)       (0.43)                     --
  ---------     --------     --------     --------     --------               ---------
      (1.32)       (1.51)       (0.44)       (0.62)       (0.70)                  (0.04)
  ---------     --------     --------     --------     --------               ---------
       1.63         1.01         0.20         1.71        (0.11)                   1.25
  ---------     --------     --------     --------     --------               ---------
  $   15.96     $  14.33     $  13.32     $  13.12     $  11.41               $   15.99
  =========     ========     ========     ========     ========               =========

      22.05%       21.31%        5.05%       21.18%        5.66%                   8.80%**


  $ 194,827     $165,330     $154,403     $176,107     $133,578               $   1,916


       1.42%        2.10%        1.46%        1.52%        2.24%                   0.43%*

       1.03%        1.02%        1.06%        0.97%        0.94%                   1.94%*

       1.03%        1.02%        1.06%        0.97%        0.94%                   2.24%*
        116%          76%          71%          50%         136%                    116%
  $  0.0605          N/A          N/A          N/A          N/A               $  0.0605

          LOGO OF               Equity Growth Fund
      THE GALAXY FUND           FINANCIAL HIGHLIGHTS
        APPEARS HERE            For a Share outstanding throughout each period.


Retail A Shares

                                                                             Years ended October 31,
                                                 -------------------------------------------------------------------------------
                                                     1996            1995             1994         1993/(1)/       1992/(1)/
                                                 -------------   -------------    ------------   ------------    -------------

Net Asset Value, Beginning of Period...........    $    17.29      $    14.18       $   13.76      $   12.90       $    11.99
                                                 -------------   -------------    ------------   ------------    -------------
 Income from Investment Operations:
      Net investment income (C)................          0.10            0.14            0.17           0.15             0.17
      Net realized and unrealized gain
       on investments..........................          3.39            3.28            0.47           0.95             0.91
                                                 -------------   -------------    ------------   ------------    -------------
        Total from Investment Operations:......          3.49            3.42            0.64           1.10             1.08
                                                 -------------   -------------    ------------   ------------    -------------
 Less Dividends:
      Dividends from net investment income.....         (0.11)          (0.14)          (0.16)         (0.15)           (0.17)
      Dividends from net realized capital gains         (0.30)          (0.17)          (0.06)         (0.09)              --
                                                 -------------   -------------    ------------   ------------    -------------
        Total Dividends:.......................         (0.41)          (0.31)          (0.22)         (0.24)           (0.17)
                                                 -------------   -------------    ------------   ------------    -------------
Net increase in net asset value................          3.08            3.11            0.42           0.86             0.91
                                                 -------------   -------------    ------------   ------------    -------------
Net Asset Value, End of Period.................    $    20.37      $    17.29      $    14.18     $    13.76       $    12.90
                                                 =============   =============    ============   ============    =============

 Total Return (B)..............................         20.51%          24.54%           4.72%          8.58%            9.10%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..............    $  160,800        $ 98,911        $ 70,338     $  427,298       $  224,630
Ratios to average net assets:
      Net investment income
        including reimbursement/waiver.........          0.50%           0.85%           1.22%          1.20%            1.37%
      Operating expenses
        including reimbursement/waiver.........          1.40%           1.45%           0.98%          0.97%            0.95%
      Operating expenses
        excluding reimbursement/waiver.........          1.40%           1.47%           0.99%          0.97%            0.95%
Portfolio Turnover Rate........................            36%             14%             18%            16%              22%
Average Commission Rate Paid (A)...............    $   0.0615              N/A             N/A            N/A              N/A

-------------------------------------------------------------------------
*    Annualized
**   Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares (See Note 5).
(2)  The Fund began issuing Retail B Shares on
     March 1, 1996.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                                                Years ended October 31,
                                        --------------------------------------------------------------------------------------------

                                             1996                1995                1994             1993/(1)/          1992/(1)/
                                        --------------     ---------------     ----------------    ---------------    --------------

               Retail A Shares...........  $   0.10            $  0.13             $   0.17             $   0.15        $   0.17
               Trust Shares..............      0.17               0.20                 0.18                 0.15            0.17
               Retail B Shares...........     (0.03)               N/A                  N/A                  N/A             N/A



                      See Notes to Financial Statements.

 Trust Shares                                                                                                 Retail B Shares

                                               Years ended October 31,
   ----------------------------------------------------------------------------------------------------        Period ended
        1996            1995             1994            1993/(2)/        1992/(2)/      1991/(1)(2)/       October 31, 1996/(2)/
   --------------  ---------------  ---------------  ---------------  ---------------  ----------------     ---------------------

     $   17.30       $   14.19       $   13.76          $   12.90         $   11.99        $   10.00          $     18.77
     ---------       ---------       ---------          ---------         ---------        ---------          -----------

          0.17            0.20            0.18               0.15              0.17             0.16                (0.01)

          3.40            3.28            0.47               0.95              0.91             1.97                 1.50
     ---------       ---------       ---------          ---------        ----------        ---------          -----------
          3.57            3.48            0.65               1.10              1.08             2.13                 1.49
     ---------       ---------       ---------          ---------        ----------        ---------          -----------

         (0.18)          (0.20)          (0.16)             (0.15)            (0.17)           (0.14)                  --
         (0.30)          (0.17)          (0.06)             (0.09)               --               --                   --
     ---------       ---------       ---------          ---------        ----------        ---------          -----------
         (0.48)          (0.37)          (0.22)             (0.24)            (0.17)           (0.14)                  --
     ---------       ---------       ---------          ---------        ----------        ---------          -----------
          3.09            3.11            0.43               0.86              0.91             1.99                 1.49
     ---------       ---------       ---------          ---------        ----------        ---------          -----------
     $   20.39       $   17.30       $   14.19          $   13.76         $   12.90        $   11.99          $     20.26
     =========       =========       =========          =========        ==========        =========          ===========


         21.03%          25.08%           4.80%              8.58%             9.10%           21.39%**              7.95%**


     $ 562,419        $420,016       $ 362,094           $427,298          $224,630        $  92,224          $     3,995


          0.92%           1.31%           1.27%              1.20%             1.37%            1.46%*              (0.16)%*

          0.98%           1.00%           0.93%              0.97%             0.95%            0.83%*               1.92%*

          0.98%           1.00%           0.93%              0.97%             0.95%            0.83%*               2.29%*
            36%             14%             18%                16%               22%              16%**                36%
     $  0.0615             N/A             N/A                N/A               N/A              N/A           $   0.0615

        [LOGO OF                Small Cap Value Fund
      THE GALAXY FUND           FINANCIAL HIGHLIGHTS
       APPEARS HERE]            For a Share outstanding throughout each period.


Retail A Shares

                                                                               Years ended October 31,
                                                       ---------------------------------------------------------------------------
                                                         1996/(3)/             1995                 1994            1993/(1)(2)/
                                                       -------------      --------------      ---------------      ---------------
Net Asset Value, Beginning of Period................   $       12.68      $        11.06      $         11.21      $        10.52
                                                       -------------      --------------      ---------------      ---------------
Income from Investment Operations:
      Net investment income (C, D & E)..............
                                                                0.01               (0.02)               (0.01)              (0.01)
      Net realized and unrealized gain
        on investments..............................            2.95                2.21                 0.18                0.70
                                                       -------------      --------------      ---------------      --------------
        Total from Investment Operations:...........            2.96                2.19                 0.17                0.69
                                                       -------------      --------------      ---------------      --------------
Less Dividends:
      Dividends from net investment income (C)......           (0.02)                 --                   --                  --
      Dividends in excess of net investment income..              --                  --                   --                  --
      Dividends from net realized capital gains.....           (0.87)              (0.57)               (0.32)                 --
                                                       -------------      --------------      ---------------      --------------
        Total Dividends (C):........................           (0.89)              (0.57)               (0.32)                 --
                                                       -------------      --------------      ---------------      --------------
Net increase (decrease) in net asset value..........            2.07                1.62                (0.15)               0.69
                                                       -------------      --------------      ---------------      --------------
Net Asset Value, End of Period......................   $       14.75      $        12.68      $         11.06      $        11.21
                                                       =============      ==============      ===============      ==============

Total Return (B)....................................           24.77%              21.27%                1.64%               6.56%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's)...................   $      34,402      $       27,546      $        19,764      $       15,014
Ratios to average net assets:
      Net investment income including
        reimbursement/waiver........................            0.08%              (0.19)%              (0.10)%             (0.19)%*
      Operating expenses including
        reimbursement/waiver........................            1.40%               1.35%                1.31%               1.33%*
      Operating expenses excluding
        reimbursement/waiver........................            1.55%               1.85%                1.84%               1.87%*
Portfolio Turnover Rate.............................              39%                 32%                  29%                 29%**
Average Commission Rate Paid (A)....................   $      0.0559                 N/A                  N/A                 N/A

-------------------------------------------------------
*     Annualized
**    Not Annualized
(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds.
(2)   The Predecessor Fund began offering Investment Shares on February 12,
      1993.
(3) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, the predecessor shareholders exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy Small Cap Value Fund. (Note 8).
 (A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
 (B)  Calculation does not include sales charge for Retail A Shares.
 (C)  Represents less than $0.01 per Trust Share for year 1993.
 (D) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or other parties were as follows:

                                                     Years ended October 31,
                              ----------------------------------------------------------------------------
                                                                        (Unaudited)
                                                  --------------------------------------------------------
                                   1996                 1995                 1994              1993/(2)/
                              --------------      ---------------      ---------------     ---------------
      Retail A Shares          $  0.01              $    (0.08)         $    (0.06)         $    (0.05)
      Trust Shares                0.05                   (0.03)              (0.01)               0.00

 (E) Net investment income per share does not reflect the tax reclassifications arising in the current period.




                      See Notes to Financial Statements.

Trust Shares

                                          Years ended October 31,
                 ----------------------------------------------------------------------------
                   1996/(3)/               1995                 1994            1993/(1)(2)/
                 --------------      ---------------       --------------      --------------

                   $      12.71          $     11.07         $      11.21        $      10.00
                 --------------      ---------------       --------------      --------------

                           0.05                 0.01                 0.02                  --
                           2.97                 2.21                 0.17                1.21
                 --------------      ---------------       --------------      --------------
                           3.02                 2.22                 0.19                1.21
                 --------------      ---------------       --------------      --------------

                          (0.05)               (0.01)               (0.01)                 --
                          (0.01)                  --                   --                  --
                          (0.91)               (0.57)               (0.32)                 --
                 --------------      ---------------       --------------      --------------
                          (0.97)               (0.58)               (0.33)                 --
                 --------------      ---------------       --------------      --------------
                           2.05                 1.64                (0.14)               1.21
                 --------------      ---------------       --------------      --------------
                   $      14.76          $     12.71         $      11.07        $      11.21
                 ==============      ===============       ==============      ==============

                          25.22%               21.52%                1.86%              12.12%**

                   $    137,341          $   121,364         $    101,905        $    100,382

                           0.45%                0.07%                0.15%               0.02%*
                           1.05%                1.10%                1.06%               1.01%*
                           1.06%                1.35%                1.34%               1.29%*
                             39%                  32%                  29%                 29%**
                   $     0.0559                  N/A                  N/A                 N/A

                            Small Company Equity Fund
[LOGO OF THE GALAXY         FINANCIAL HIGHLIGHTS
 FUND APPEARS HERE]         For a Share outstanding throughout each period.

Retail A Shares

                                                                               Years ended October 31,
                                                      -----------------------------------------------------------------------
                                                         1996              1995          1994          1993/2/       1992(1)/2/
                                                      ---------         ----------     ---------      --------       ---------
Net Asset Value, Beginning of Period.............     $   16.28          $   12.35     $   12.41      $   8.79       $   10.00
                                                      ---------          ---------     ---------      --------       ---------
Income from Investment Operations:
      Net investment income (loss) (C)...........         (0.14)             (0.09)        (0.01)        (0.04)          (0.03)
      Net realized and unrealized gain (loss)
        on investments...........................          3.99               4.21            --          3.66           (1.18)
                                                      ---------          ---------     ---------      --------       ---------
          Total from Investment Operations:......          3.85               4.12         (0.01)         3.62           (1.21)
                                                      ---------          ---------     ---------      --------       ---------
Less Dividends:
      Dividends from net investment income.......            --                 --            --            --              --
      Dividends from net realized capital gains..         (0.17)             (0.19)        (0.05)           --              --
                                                      ---------          ---------     ---------      --------       ---------
          Total Dividends:.......................         (0.17)             (0.19)        (0.05)           --              --
                                                      ---------          ---------     ---------      --------       ---------
Net increase (decrease) in net asset value.......          3.68               3.93         (0.06)         3.62           (1.21)
                                                      ---------          ---------     ---------      --------       ---------
Net Asset Value, End of Period...................     $   19.96          $   16.28     $   12.35      $  12.41       $    8.79
                                                      =========          =========     =========      ========       =========

Total Return (B).................................         23.97%             34.01%        (0.06)%       41.18%         (12.10)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)................     $ 111,101          $  45,668        30,845        55,683          29,072
Ratios to average net assets:
      Net investment income (loss)
        including reimbursement/waiver...........         (1.03)%            (0.85)%       (0.40)%       (0.66)%         (0.63)%*
      Operating expenses
        including reimbursement/waiver...........          1.57%              1.60%         1.31%         1.18%           1.06%*
      Operating expenses
        excluding reimbursement/waiver...........          1.57%              1.64%         1.34%         1.22%           1.33%*
Portfolio Turnover Rate..........................            82%                54%           35%           57%             87%**
Average Commission Rate Paid (A).................     $  0.0531                 N/A          N/A           N/A             N/A

-------------------------------------------------------------
 *    Annualized
 **   Not Annualized
(1)   The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and the selected ratios reflect the financial results of both Retail A and Trust Shares (See Note 5).
(3)   The Fund began issuing Retail B Shares on March 1, 1996.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B) Calculation does not include sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                      Years ended October 31,
                                -------------------------------------------------------------------
                                   1996         1995           1994        1993/(2)/     1992/(2)/
                                ---------    ---------      ---------      ---------     ----------
        Retail A Shares......   $  (0.14)    $  (0.09)      $  (0.01)      $  (0.04)     $  (0.05)
        Trust Shares.........   $  (0.09)       (0.04)            --          (0.04)        (0.05)
        Retail B Shares......   $  (0.24)         N/A            N/A            N/A           N/A




                      See Notes to Financial Statements.


Trust Shares                                                                          Retail B Shares


                                    Years ended October 31,
    ---------------------------------------------------------------------------------------------     Period ended
         1996               1995                 1994              1993/(2)/          1992/(1)(2)/  October 31,1996/(3)/
    -----------         -----------          -----------         ------------         -----------   --------------------
    $     16.38         $     12.36          $     12.41          $      8.79         $     10.00        $      17.27
    -----------         -----------          -----------          -----------         -----------        ------------

          (0.09)              (0.04)                  --                (0.04)              (0.03)              (0.19)/(4)/

           4.08                4.25                   --                 3.66               (1.18)               2.83
    -----------         -----------          -----------          -----------         -----------        ------------
           3.99                4.21                   --                 3.62               (1.21)               2.64
    -----------         -----------          -----------          -----------         -----------        ------------

             --                  --                   --                   --                  --                  --
          (0.17)              (0.19)               (0.05)                  --                  --                  --
    -----------         -----------          -----------          -----------         -----------        ------------
          (0.17)              (0.19)               (0.05)                  --                  --                  --
    -----------         -----------          -----------          -----------         -----------        ------------
           3.82                4.02                (0.05)                3.62               (1.21)               2.64
    -----------         -----------          -----------          -----------         -----------        ------------
    $     20.20         $     16.38          $     12.36          $     12.41         $      8.79        $      19.91
    ===========         ===========          ===========          ===========         ===========        ============

          24.69%              34.73%                0.02%               41.18%             (12.10)%**           15.34%**


    $   174,990         $    94,831          $    66,462          $    55,683         $    29,072        $      3,659


          (0.60)%             (0.37)%             (0.35)%              (0.66)%             (0.63)%*            (1.50)%*

           1.14%               1.12%               1.27%                1.18%               1.06%*              2.04%*

           1.14%               1.12%               1.27%                1.22%               1.33%*              2.44%*
             82%                 54%                 35%                  57%                 87%**               82%
    $    0.0531                 N/A                  N/A                  N/A                 N/A        $     0.0531

          [LOGO OF              International Equity Fund
        THE GALAXY FUND         FINANCIAL HIGHLIGHTS
         APPEARS HERE]          For a Share outstanding throughout each period.


 Retail A Shares

                                                                               Years ended October 31,
                                                           -------------------------------------------------------------------
                                                              1996           1995          1994       1993/(2)/     1992/(1)(2)/
                                                           ----------      ----------    ---------    ---------     ----------
Net Asset Value, Beginning of Period.....................  $    12.92      $    13.20    $    12.13   $    9.66     $    10.00
                                                           ----------      ----------    ----------   ---------     ----------
Income from Investment Operations:
      Net investment income (C)..........................        0.11            0.11          0.06        0.02           0.06
      Net realized and unrealized gain (loss)
        on investments...................................        1.27           (0.21)         1.02        2.51          (0.40)
                                                           ----------      ----------    ----------   ---------     ----------
          Total from Investment Operations:..............        1.38           (0.10)         1.08        2.53          (0.34)
                                                           ----------      ----------    ----------   ---------     ----------

Less Dividends:
      Dividends from net investment income...............       (0.12)          (0.02)        (0.01)      (0.06)            --
      Dividends from net realized capital gains..........       (0.24)          (0.16)           --          --             --
                                                           ----------      ----------    ----------   ---------     ----------
          Total Dividends:...............................       (0.36)          (0.18)        (0.01)      (0.06)            --
                                                           ----------      ----------    ----------   ---------     ----------
Net increase (decrease) in net asset value...............        1.02           (0.28)         1.07        2.47          (0.34)
                                                           ----------      ----------    ----------   ---------     ----------
Net Asset Value, End of Period...........................  $    13.94      $    12.92    $    13.20   $   12.13     $     9.66
                                                           ==========      ==========    ==========   =========     ==========


Total Return (B).........................................       10.86%          (0.64)%        8.91%      26.36%         (3.40)%**
Ratios/Supplemental Data:
Net Assets, End of Period (000's)........................  $   35,144      $   30,104    $   32,887   $  39,246     $   12,584
Ratios to average net assets:
      Net investment income including
        reimbursement/waiver.............................        0.78%           0.84%         0.69%       0.37%          1.19%*
      Operating expenses including
        reimbursement/waiver.............................        1.70%           1.76%         1.49%       1.57%          1.61%*
      Operating expenses excluding
        reimbursement/waiver.............................        1.98%           2.03%         1.79%       2.04%          2.79%*
Portfolio Turnover Rate..................................         146%             48%           39%         29%            21%**
Average Commission Rate Paid (A).........................  $   0.0381              N/A           N/A         N/A            N/A

-------------------------------------------------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares (See Note 5).
(A) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for which commissions are charged.
(B)  Calculation does not include sales charge for Retail A Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                                     Years ended October 31,
                                                --------------------------------------------------------------
                                                  1996         1995         1994     1993/(2)/   1992/(2)/
                                                -------      -------      --------   ---------   ---------
                    Retail A Shares........     $  0.07      $  0.08      $   0.03      --            --
                    Trust Shares...........        0.13         0.13          0.04      --            --

                       See Notes to Financial Statements.

 Trust Shares

                                                Years ended October 31,
         ------------------------------------------------------------------------------------------------
              1996                1995                1994              1993/(2)/           1992/(1)(2)/
         -------------       --------------      ---------------     ---------------       --------------

         $       12.98       $        13.20      $         12.13     $          9.66       $        10.00
         -------------       --------------      ---------------     ---------------       --------------

                  0.17                 0.16                 0.06                0.02                 0.06

                  1.30                (0.18)                1.02                2.51                (0.40)
         -------------       --------------      ---------------     ---------------       --------------
                  1.47                (0.02)                1.08                2.53                (0.34)
         -------------       --------------      ---------------     ---------------       --------------

                 (0.20)               (0.04)               (0.01)              (0.06)                  --
                 (0.24)               (0.16)                  --                  --                   --
         -------------       --------------      ---------------     ---------------       --------------
                 (0.44)               (0.20)               (0.01)              (0.06)                  --
         -------------       --------------      ---------------     ---------------       --------------
                  1.03                (0.22)                1.07                2.47                (0.34)
         -------------       --------------      ---------------     ---------------       --------------
         $       14.01       $        12.98      $         13.20     $         12.13       $         9.66
         =============       ==============      ===============     ===============       ==============

                 11.51%               (0.02)%               8.91%              26.36%               (3.40)%**

         $     172,561       $       89,614      $        82,350     $        39,246       $       12,584

                  1.40%                1.36%                0.74%               0.37%                1.19%*
                  1.08%                1.22%                1.43%               1.57%                1.61%*
                  1.36%                1.48%                1.72%               2.04%                2.79%*
                   146%                  48%                  39%                 29%                  21%**
         $      0.0381                  N/A                  N/A                 N/A                  N/A

         [LOGO OF
      THE GALAXY FUND     NOTES TO FINANCIAL STATEMENTS
        APPEARS HERE]

1.  Organization

   The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-four managed investment portfolios. The accompanying financial statements and financial highlights are those of the Asset Allocation, Equity Income, Growth and Income, Equity Value, Equity Growth, Small Cap Value, Small Company Equity and International Equity Funds (individually, a "Fund," collectively, the "Funds") only.

    The Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds are authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). The Equity Income, Small Cap Value and International Equity Funds are authorized to issue two series of shares (Trust Shares and Retail A Shares). Trust Shares, Retail A Shares and Retail B Shares are substantially the same, except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iii) series specific expenses (distribution and shareholder servicing fees and transfer agent fees) are borne by the specific series of shares to which they relate. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares.

2.  Significant Accounting Policies

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

   Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

   Forward Foreign Currency Exchange Contracts: The International Equity Fund may enter into forward foreign currency exchange contracts whereby the Fund agrees to buy or sell a specific currency at a specified price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency exchange contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

   Foreign Currency Translation: The books and records of the International Equity Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

  Dividends to Shareholders: Dividends from net investment income are determined separately for each series of a Fund and are declared and paid quarterly, with the exception of the International Equity Fund which declares and pays dividends annually. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue

     [LOGO OF
  THE GALAXY FUND    NOTES TO FINANCIAL STATEMENTS (continued)
   APPEARS HERE]

Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

   Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

   In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

   Repurchase Agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment adviser or sub-adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities, including accrued interest, is monitored daily to ensure that the value of the collateral securities equals or exceeds the repurchase price, including accrued interest. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by the Fund's sponsor are redeemed during such period, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. Investment Advisory, Administration, Shareholder Services, Distribution and Other Fees

   The Trust and Fleet Investment Advisors Inc. (the "Investment Adviser"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Adviser provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Asset Allocation, Equity Income, Growth and Income, Equity Value, Equity Growth, Small Cap Value and Small Company Equity Funds (See Note 4).

   The Trust pays the Investment Adviser a fee, computed daily and paid monthly, with respect to the International Equity Fund at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such net assets, plus 0.85% of net assets in excess of $100 million.

   Effective August 12, 1996 (see Note 10), the Investment Adviser entered into a sub-advisory agreement with Oechsle International Advisors, L.P. ("Oechsle") with respect to the International Equity Fund pursuant to which the Investment Adviser pays fees to Oechsle, computed daily and paid quarterly, at the annual rate of 0.40% of the first $50 million of the Fund's average daily net assets, plus 0.35% of all net assets in excess of $50 million.

   Prior to August 12, 1996, the Investment Adviser had a sub-advisory agreement with Wellington Management Company ("Wellington Management") with respect to the International Equity Fund pursuant to which the Investment Adviser paid fees to Wellington Management, computed daily and paid quarterly, at the annual rate of 0.50% of the first $50 million of the Fund's average daily net assets, plus 0.30% of the next $50 million of such assets, plus 0.20% of net assets in excess of $100 million.

   Prior to December 4, 1995, Shawmut Bank, N.A., ("Shawmut Bank") provided investment advisory services to the Shawmut Growth and Income Equity and Shawmut Small Capitalization Equity Funds, predecessor funds of the Galaxy Growth and Income and Galaxy Small Cap Value Funds (collectively, the "Predecessor Funds," see Note 8). Shawmut Bank was paid a fee for its services at the annual rate of 1.00% of each Predecessor Funds' average daily net assets (See also Note 4).

      [LOGO OF
   THE GALAXY FUND     NOTES TO FINANCIAL STATEMENTS (continued)
    APPEARS HERE]


   The Trust and First Data Investor Services Group, Inc. ("FDISG") (formerly known as The Shareholder Services Group, Inc. doing business as 440 Financial), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which FDISG provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial reports are disclosed under a separate cover), 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

   Prior to September 5, 1996, FDISG was entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial reports are disclosed under a separate cover) 0.085% of the next $2.5 billion of combined average daily net assets and 0.08% of combined average daily net assets over $5 billion.

   In addition, FDISG also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, FDISG compensates the Trust's custodian bank, Chase Manhattan Bank, N.A., for its services. Prior to March 31, 1995, the fund administration, fund accounting, custody administration and transfer agency services described above were provided by 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America ("State Mutual"), for the same annual fees. On March 31, 1995, FDISG acquired substantially all of the assets of 440 Financial Group of Worcester, Inc.

   Prior to December 4, 1995, Federated Administrative Services ("FAS") provided certain administrative and other services to the Predecessor Funds. The fee paid to FAS was based on the level of average aggregate net assets of The Shawmut Funds. In addition, prior to December 4, 1995, Federated Services Company ("FSC") provided transfer agency and dividend disbursing services to the Predecessor Funds in return for fees at rates based on the size, type and number of accounts and transactions made by shareholders. FSC also maintained accounting records for the Predecessor Funds and was paid fees based on each Predecessor Fund's average net assets plus out-of-pocket expenses.

   Effective October 1, 1994, with respect to Retail A Shares and Trust Shares and March 1, 1996, with respect to Retail B Shares, the Funds bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, effective November 1, 1994, Trust Shares also bear additional transfer agency fees in order to compensate FDISG for payments made to Fleet Bank, an affiliate of the Investment Adviser, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. For the year ended October 31, 1996, transfer agent charges for each series were as follows:

                                  Retail A       Retail B       Trust
                                 ----------      ---------    ----------
Asset Allocation                $   197,679      $   2,485    $  255,151
 Equity Income                      198,961            N/A        13,693
 Growth and Income                  127,955          1,961       116,545
 Equity Value                       276,631          1,918       181,087
 Equity Growth                      319,423          5,066       398,531
 Small Cap Value                     78,467            N/A        84,086
 Small Company Equity               295,810          6,045       224,923
 International Equity               148,218            N/A        93,491

   440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FDISG and an indirect wholly-owned subsidiary of First Data Corporation, serves as the exclusive distributor of the Trust's Shares. Prior to March 31, 1995, the Distributor was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect wholly-owned subsidiary of State Mutual.

   Prior to December 4, 1995, Federated Securities Corp. (the "Shawmut Distributor") served as the principal distributor of the Predecessor Funds. The Predecessor Funds had adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Predecessor Funds compensated the Shawmut Distributor, from the net assets of the Predecessor Funds, to finance activities intended to result in the sale of the Predecessor Funds' Investment Shares. The Plan permitted the Predecessor Funds to incur distribution expenses of up to 1/2 of 1% of the average daily net assets of a Predecessor Fund's Investment Shares.

   On November 1, 1994, the Trust implemented a shareholder services plan (the "Services Plan") with respect to Retail A Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares, at an aggregate annual rate not to exceed 0.50% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

[LOGO OF THE GALAXY      NOTES TO FINANCIAL STATEMENTS (continued)
 FUND APPEARS HERE]

   The Trust has adopted a distribution and shareholder services plan (the "12b-1 Plan") with respect to Retail B shares of the Asset Allocation, Growth and Income, Equity Value, Equity Growth and Small Company Equity Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments are being made solely to Fleet Bank and its affilitates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each Fund's outstanding Retail B Shares. The fees paid for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares owned of record or beneficially by the institution's customer. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.30% of the average daily net asset value of Retail B Shares of the Fund owned of record or beneficially by the institution's customers.

   For the year ended October 31, 1996, the Funds paid distribution and/or shareholder servicing fees under the Services Plan and 12b-1 Plan as follows:


                             Shareholder
                             -----------
                            Services Plan             12b-1 Plan
                            -------------             ----------
                                            Shareholder
                                             Services        Distribution
                              Retail A       Retail B          Retail B
                              --------       --------          --------
 Asset Allocation           $  267,695      $   2,949          $  6,389
 Equity Income                 309,334            N/A               N/A
 Growth and Income             154,838          3,263             7,070
 Equity Value                  331,670          1,624             3,518
 Equity Growth                 356,642          3,514             7,613
 Small Cap Value                79,503            N/A               N/A
 Small Company Equity          172,887          3,361             7,282
 International Equity           79,239            N/A               N/A

   Certain officers of the Trust may be officers of the Administrator and/or Distributor. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Adviser serves as an officer, Trustee or employee of the Trust. For the period covered by this report, each Trustee was entitled to receive for services as a trustee of the Trust and The Galaxy VIP Fund ("VIP") an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and VIP and the President and Treasurer of the Trust and VIP were entitled to additional annual fees for their services in these capacities. Effective November 1, 1996, each Trustee is entitled to receive for services as a trustee of the Trust, VIP and Galaxy Fund II ("Galaxy II") an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees, and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets. In addition, effective March 1, 1996, each Trustee became eligible to participate in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

   Expenses for the year ended October 31, 1996 include legal fees paid to Drinker Biddle & Reath. A partner of that firm is Secretary to the Trust.

4. Waiver of Fees and Reimbursement of Expenses

   The Investment Adviser and FDISG (the "Administrator") voluntarily agreed to waive a portion of their fees and to reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each series. The Investment Adviser and Administrator, at their discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the year ended October 31, 1996, the Investment Adviser and Administrator waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:


                                 Fees waived by               Expenses
                        ------------------------------       reimbursed
                         Investment                         by Investment
Fund                      Adviser        Administrator         Adviser
----                    -----------      -------------      -------------
Asset Allocation        $    --            $ 2,010             $12,512
Growth and Income            --              1,560              99,656
Equity Value                 --              1,640                  --
Equity Growth                --              4,360                  --
Small Cap Value              --                 --              63,394
Small Company Equity         --              4,570                 331
International Equity    464,938                 --                  --

5.  Shares of Beneficial Interest

   The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into twenty-four classes of shares, each consisting of one or more series including: Class N-Series 1 Shares (Trust Shares), Class N-Series 2 Shares (Retail A Shares) and Class N-Series 3 Shares (Retail B Shares) -

   [LOGO OF THE           NOTES TO FINANCIAL STATEMENTS (continued)
   GALAXY FUND
   APPEARS HERE]

Asset Allocation Fund; Class I-Series 1 Shares (Trust Shares) and Class I-Series 2 Shares (Retail A Shares)-Equity Income Fund; Class U-Series 1 Shares (Trust Shares), Class U-Series 2 Shares (Retail A Shares) and Class U-Series 3 Shares (Retail B Shares)-Growth and Income Fund; Class C Shares (Trust Shares), Class C-Special Series 1 Shares (Retail A Shares) and Class C-Special Series 2 Shares (Retail B Shares)-Equity Value Fund; Class H-Series 1 Shares (Trust Shares), Class H-Series 2 Shares (Retail A Shares) and Class H-Series 3 Shares (Retail B Shares)-Equity Growth Fund; Class X-Series 1 Shares (Trust Shares) and Class X-Series 2 Shares (Retail A Shares)-Small Cap Value Fund; Class K-Series 1 Shares (Trust Shares), Class K-Series 2 Shares (Retail A Shares) and Class K-Series 3 Shares (Retail B Shares) - Small Company Equity Fund; and Class G-Series 1 Shares (Trust Shares) and Class G-Series 2 Shares (Retail A Shares) - International Equity Fund. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares bear the expense of payments under the Services Plan and Trust Shares and Retail A Shares bear series specific transfer agent charges, and Retail B Shares bear the expense of payments under the 12b-1 Plan and series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

   Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6. Purchases and Sales of Securities

   The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1996 were as follows:

                                                         Purchases                                    Sales
                                             -------------------------------------       ------------------------------------
Fund                                         U.S. Government            Other            U.S. Government            Other
                                             ---------------        --------------       ---------------        -------------
Asset Allocation.........................      $ 44,990,251           $ 88,943,911         $38,797,996           $ 44,854,488
Equity Income............................                --             93,069,095             250,000             80,758,260
Growth and Income........................                --            137,270,490                  --            150,902,439
Equity Value.............................                --            338,579,007                  --            317,936,265
Equity Growth............................                --            340,033,474                  --            204,618,840
Small Cap Value..........................                --             58,843,053                  --             69,320,670
Small Company Equity.....................                --            252,382,361                  --            160,275,573
International Equity.....................                --            304,338,188                  --            229,558,554

   The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis, at October 31, 1996 for each Fund is as follows:


Fund                                        Appreciation       (Depreciation)              Net                Cost
----                                       -------------       --------------          -----------       -------------
Asset Allocation.........................   $ 38,813,674        $ (1,469,813)          $37,343,861        $206,354,136
Equity Income............................     41,452,882          (1,758,487)           39,694,395         192,603,335
Growth and Income........................     49,201,321          (3,205,937)           45,995,384         223,630,647
Equity Value.............................     51,965,730          (6,220,172)           45,745,558         284,084,355
Equity Growth............................    222,373,906          (6,173,564)          216,200,342         507,991,855
Small Cap Value..........................     43,373,368         (14,461,153)           28,912,215         144,152,338
Small Company Equity.....................     69,373,287         (20,586,892)           48,786,395         231,553,212
International Equity.....................     12,372,110          (6,400,902)            5,971,208         200,119,067

7. Foreign Securities

   Each Fund may purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

8. Acquisition of Shawmut Funds

At a meeting held on June 12, 1995, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") for the acquisition of The Shawmut Funds ("Shawmut") by the Trust. Pursuant to the Agreement, all of the assets and liabilities of the Shawmut Growth Equity Fund were transferred to the Galaxy Equity Growth Fund in exchange for shares of the Galaxy Equity Growth Fund. In addition, all of the assets and liabilities of the Shawmut Growth and Income Equity Fund and the Shawmut

   ---------------


Small Capitalization Equity Fund were transferred to the Galaxy Growth and Income Fund and the Galaxy Small Cap Value Fund, respectively, new portfolios of the Trust, in exchange for shares of the Galaxy Growth and Income Fund and the Galaxy Small Cap Value Fund, respectively. Accordingly, the net assets attributable to Investment Shares and Trust Shares of the Shawmut Growth Equity Fund were exchanged for 578,307 Retail A Shares and 1,090,562 Trust Shares, respectively, of the Galaxy Equity Growth Fund, the net assets attributable to the Investment Shares and Trust Shares of the Shawmut Growth and Income Equity Fund were exchanged for 4,539,659 Retail A and 15,827,841 Trust Shares of the Galaxy Growth and Income Fund and the net assets attributable to Investment Shares and Trust Shares of the Shawmut Small Capitalization Equity Fund were exchanged for 2,337,814 Retail A and 10,259,304 Trust Shares of the Galaxy Small Cap Value Fund. In related transactions, the assets and liabilities of other Shawmut portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The reorganization, which qualified as a tax-free reorganization for federal income tax purposes, was completed on December 4, 1995, following the approval of the reorganization by The Shawmut Fund shareholders. Certain share registration fees incurred in connection with the reorganization were borne by the Trust. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Values per share and unrealized Appreciation associated with the transaction:

                                                                    Before Acquisition              After Acquisition
                                                          -------------------------------------     -----------------
                                                              Galaxy                 Shawmut             Galaxy
                                                              Equity                 Growth              Equity
                                                              Growth                 Equity              Growth
                                                          --------------        ---------------     ----------------
Net Assets............................................    $  541,014,789        $    29,513,366     $    570,528,155
Shares outstanding....................................        30,602,041              2,442,515           32,270,910
Retail A (Investment) and Trust
  Net Asset Value, per share..........................    $        17.68        $         12.08     $          17.68
Unrealized Appreciation...............................    $  165,620,815        $     4,373,967

                                                                   Before Acquisition               After Acquisition
                                                          -------------------------------------     -----------------
                                                              Galaxy                Shawmut             Galaxy
                                                              Growth              Growth and            Growth
                                                            and Income           Income Equity         and Income
                                                          --------------        ---------------     ----------------
Net Assets............................................    $        10.00        $   247,375,548     $    247,375,558
Shares outstanding....................................              1.00             20,367,500           20,367,501
Retail A (Investment)
  Net Asset Value, per share..........................    $        10.00        $         12.14     $          12.14
Trust Net Asset Value, per share......................    $        10.00        $         12.15     $          12.15
Unrealized Appreciation...............................                --        $    36,544,615

                                                                   Before Acquisition               After Acquisition
                                                          -------------------------------------     -----------------
                                                              Galaxy             Shawmut Small           Galaxy
                                                             Small Cap           Capitalization         Small Cap
                                                               Value                 Equity               Value
                                                          --------------        ---------------     ----------------
Net Assets............................................    $        10.00        $   154,893,661     $    154,893,671
Shares outstanding....................................              1.00             12,597,118           12,597,119
Retail A (Investrment)
  Net Asset Value, per share..........................    $        10.00        $         12.31     $          12.31
Trust Net Asset Value, per share......................    $        10.00        $         12.29     $          12.29
Unrealized Appreciation...............................                --        $    25,218,968

9.  Imposition of Front-End Sales Load

    Effective December 1, 1995, the public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus, if applicable, a maximum 3.75% front-end sales charge. Reduced sales charges are available in certain circumstances. No sales charge will be assessed on certain transactions and/or investors, including purchases by persons who were beneficial owners of shares of Galaxy or any other funds advised by Fleet Investment Advisors Inc. or its affiliates before December 1, 1995.

10. Results of Special Meeting of Shareholders of the International Equity Fund (Unaudited)

    At a special meeting of shareholders of the Galaxy International Equity Fund held on August 9, 1996, shareholders of the Fund approved a new sub-advisory agreement between Fleet Investment Advisors Inc. and Oechsle International Advisors, L.P. with respect to the Fund. The results of the shareholder vote were as follows:

For                                        Against                 Abstain
---                                        -------                 -------
10,627,710 shares                       59,128 shares           44,777 shares

 FUND APPEARS HERE]

Tax Information (unaudited):

    During the fiscal year ended October 31, 1996, the following Funds made distributions from long-term capital gains:

                                                         Long-Term Gains
Fund                                                           Paid
----                                                     ---------------
Asset Allocation Fund..................................  $   1,596,181
Equity Income Fund.....................................      6,230,915
Equity Value Fund......................................     15,339,001
Equity Growth Fund.....................................      9,037,920
Small Company Equity Fund..............................         77,010
International Equity Fund..............................      2,208,657

    During the fiscal year ended October 31, 1996, the following Funds earned income from direct obligations of the U.S. Government:

                                                          U.S. Government
Fund                                                           Income
----                                                      ---------------
Asset Allocation Fund..................................        44.83%
Equity Income Fund.....................................         7.80%
International Equity Fund..............................         2.99%

    Appropriate tax information detailing government income percentages on a calendar year basis will accompany your year-end tax statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatment.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To Shareholders and the Board of Trustees of The Galaxy Fund:

           We have audited the accompanying statements of assets and liabilities of the Asset Allocation Fund, Equity Income Fund, Equity Value Fund, Equity Growth Fund, Small Company Equity Fund and International Equity Fund, including the portfolios of investments, as of October 31, 1996, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated therein. In addition, we have audited the accompanying statements of assets and liabilities of the Growth and Income Fund (formerly Shawmut Growth and Income Equity Fund) and Small Cap Value Fund (formerly Shawmut Small Capitalization Equity Fund), including the portfolios of investments, as of October 31, 1996, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights for the aforementioned eight series of The Galaxy Fund are the responsibility of The Galaxy Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           The statements of changes in net assets for the year ended October 31, 1995 and the financial highlights for each of the two years in the period then ended and for the period from December 14, 1992 (commencement of operations) through October 31, 1993 for Growth and Income Fund and Small Cap Value Fund, presented herein, were audited by other auditors whose report dated November 27, 1995 expressed an unqualified opinion on such financial statements and financial highlights.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the financial statements and financial highlights referred to in the first paragraph above present fairly, in all materials respects, the financial position of the aforementioned series of The Galaxy Fund as of October 31, 1996, the results of their operations, changes in their net assets, and their financial highlights for each of the periods referenced therein, in conformity with generally accepted accounting principles.



Boston, Massachusetts                 Coopers & Lybrand L.L.P.
December 16, 1996

                                   Trustees
                                 and Officers
                             Dwight E. Vicks, Jr.
                             Chairman and Trustee

                                John T. O'Neill
                             President, Treasurer
                                  and Trustee

                               Louis DeThomasis,
                                 F.S.C., Ph.D.
                                    Trustee

                               Donald B. Miller
                                    Trustee

                                 James M. Seed
                                    Trustee

                              Bradford S. Wellman
                                    Trustee

                                   W. Bruce
                              McConnel, III, Esq.
                                   Secretary

                                 Neil Forrest
                               Vice President &
                              Assistant Treasurer

                              Investment Adviser
                               Fleet Investment
                                 Advisors Inc.
                                75 State Street
                             Boston, Massachusetts
                                     02109

                                  Distributor
                                 440 Financial
                              Distributors, Inc.
                              4400 Computer Drive
                                 Westborough,
                           Massachusetts 01581-5108

                                 Administrator
                   First Data Investor Services Group, Inc.
                              4400 Computer Drive
                                 Westborough,
                           Massachusetts 01581-5108


This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the Funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal.

                            [RECYCLE SYMBOL APPEARS HERE]

                   This report was printed on recycled paper.

[LOGO OF GALAXY FUNDS APPEARS HERE]



[ARTWORK APPEARS HERE]


INSTITUTIONAL TREASURY MONEY MARKET FUND REPORT



ANNUAL REPORT

For the year ended
October 31, 1996

                                   Trustees
                                 and Officers

                             Dwight E. Vicks, Jr.
                             Chairman and Trustee

                                John T. O'Neill
                             President, Treasurer
                                  and Trustee

                               Louis DeThomasis,
                                 F.S.C., Ph.D.
                                    Trustee

                               Donald B. Miller
                                    Trustee

                                 James M. Seed
                                    Trustee

                              Bradford S. Wellman
                                    Trustee

                                   W. Bruce
                              McConnel, III, Esq.
                                   Secretary

                                 Neil Forrest
                               Vice President &
                              Assistant Treasurer

                              Investment Adviser
                               Fleet Investment
                                 Advisors Inc.
                                75 State Street
                             Boston, Massachusetts
                                     02109

                                  Distributor
                                 440 Financial
                              Distributors, Inc.
                              4400 Computer Drive
                                 Westborough,
                           Massachusetts 01581-5108

                                 Administrator
                   First Data Investor Services Group, Inc.
                              4400 Computer Drive
                                 Westborough,
                           Massachusetts 01581-5108

                                     Institutional Treasury Money Market Fund
[LOGO OF FLEET GALAXY                PORTFOLIO OF INVESTMENTS
    APPEARS HERE]                    October 31, 1996

                                                                                                  Value
     Par Value                                                                                   (Note 2)
     ---------                                                                                  ----------

U.S. GOVERNMENT OBLIGATIONS - 95.66%

                    U.S. Treasury Bills (A) - 73.05%
     $40,000,000    5.08%, 11/07/96........................................................   $ 39,967,608
      57,942,000    5.06%, 11/14/96........................................................     57,837,152
      35,000,000    5.06%, 11/21/96........................................................     34,901,917
      70,000,000    4.96%, 12/05/96........................................................     69,675,961
      80,000,000    5.22%, 12/12/96........................................................     79,541,853
      15,000,000    4.86%, 12/19/96........................................................     14,902,700
       5,000,000    5.05%, 12/26/96........................................................      4,963,410
      15,000,000    5.36%, 01/16/97........................................................     14,842,142
      25,000,000    5.02%, 01/30/97........................................................     24,686,250
      15,000,000    5.04%, 02/13/97........................................................     14,781,600
      10,000,000    5.29%, 03/06/97........................................................      9,816,493
                                                                                              ------------
                                                                                               365,917,086
                                                                                              ------------

                    U.S. Treasury Notes - 22.61%

      50,000,000    4.38%, 11/15/96........................................................     49,986,010
      38,000,000    7.50%, 12/31/96........................................................     38,133,928
      25,000,000    7.50%, 01/31/97........................................................     25,131,335
                                                                                              ------------
                                                                                               113,251,273
                                                                                              ------------
                    Total U.S. Government Obligations......................................    479,168,359
                    (Cost $479,168,359)                                                       ------------

       Shares
       ------
   INVESTMENT COMPANY - 4.23%

      21,213,604    AIM Short Term Investment Company
                    Treasury Tax Advantage Portfolio.......................................     21,213,604
                                                                                              ------------
                    Total Investment Company...............................................     21,213,604
                    (Cost $21,213,604)                                                        ------------


   Total Investments - 99.89%..............................................................    500,381,963
   (Cost $500,381,963)*                                                                       ------------


   Net Other Assets and Liabilities - 0.11%................................................        545,127
                                                                                              ------------
   Net Assets - 100.00%....................................................................   $500,927,090
                                                                                              ============

--------------------------------------------------
*    Aggregate cost for Federal tax purposes is $500,383,697.
(A)  Annualized yields at time of purchase.



                       See Notes to Financial Statements.

                                     Institutional Treasury Money Market Fund
 [LOGO OF FLEET GALAXY               STATEMENT OF ASSETS AND LIABILITIES
     APPEARS HERE]                   October 31, 1996



ASSETS:
 Investments at value (Note 2) (cost $500,381,963)...........     $500,381,963
 Interest and dividend receivable............................        2,502,211
 Deferred organizational expense (Note 2)....................            4,727
                                                                  ------------
  Total Assets...............................................      502,888,901
                                                                  ------------

LIABILITIES:

 Dividends payable...........................................        1,858,540
 Advisory fee payable (Note 3)...............................           43,179
 Payable to FDISG (Note 3)...................................           33,748
 Trustees' fees and expenses payable (Note 3)................            3,983
 Accrued expenses and other payables.........................           22,361
                                                                  ------------
  Total Liabilities..........................................        1,961,811
                                                                  ------------
NET ASSETS...................................................     $500,927,090
                                                                  ============


NET ASSETS consist of:
 Par value (Note 5)..........................................     $    500,983
 Paid-in capital in excess of par value......................      500,482,372
 Undistributed (overdistributed) net investment income.......            4,970
 Accumulated net realized gain (loss) on investments sold....          (61,235)
                                                                  ------------
TOTAL NET ASSETS.............................................     $500,927,090
                                                                  ============

Shares of beneficial interest outstanding....................      500,983,355

NET ASSET VALUE,
 offering and redemption price per share
 (Net Assets divided by Shares Outstanding)..................     $       1.00
                                                                  ============



                       See Notes to Financial Statements.

                                   Institutional Treasury Money Market Fund
 [LOGO OF FLEET GALAXY             STATEMENT OF OPERATIONS
     APPEARS HERE]                 For the year ended October 31, 1996




INVESTMENT INCOME:
 Interest (Note 2)....................................................      $24,828,791
 Dividends (Note 2)...................................................          390,319
                                                                            -----------
  Total investment income.............................................       25,219,110
                                                                            -----------
EXPENSES:
 Investment advisory fee (Note 3).....................................          972,032
 Administration fee (Note 3)..........................................          417,712
 Fund accounting fee (Note 3).........................................           60,667
 Legal fee (Note 3)...................................................           28,635
 Registration fees....................................................           24,649
 Insurance............................................................           17,379
 Custodian fee........................................................           17,088
 Audit fee............................................................           16,361
 Trustees' fees and expenses (Note 3).................................           15,101
 Reports to shareholders..............................................            6,673
 Transfer agent fee (Note 3)..........................................            4,146
 Amortization of organization costs (Note 2)..........................            3,085
 Miscellaneous........................................................           10,564
                                                                            -----------
  Total expenses before reimbursement/waiver (Note 4).................        1,594,092
  Less: reimbursement/waiver (Note 4).................................         (691,316)
                                                                            -----------
  Total expenses net of reimbursement/waiver..........................          902,776
                                                                            -----------
NET INVESTMENT INCOME.................................................       24,316,334
                                                                            -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS SOLD (Note 2).................          (23,590)
                                                                            -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......      $24,292,744
                                                                            ===========





                      See Notes to Financial Statements.

   [LOGO OF FLEET GALAXY             Institutional Treasury Money Market Fund
       APPEARS HERE]                 STATEMENTS OF CHANGES IN NET ASSETS



                                                                                  Years ended October 31,
                                                                            -----------------------------------
                                                                                 1996                 1995
                                                                            --------------       --------------
NET ASSETS at beginning of period....................................       $  506,691,864       $  326,224,725
                                                                            --------------       --------------
Increase (Decrease) in Net Assets resulting from operations:
 Net investment income...............................................           24,316,334           20,854,393
 Net realized gain (loss) on investments sold........................              (23,590)              13,395
                                                                            --------------       --------------
  Net increase (decrease) in net assets resulting from operations....           24,292,744           20,867,788
                                                                            --------------       --------------
Dividends to shareholders from:
 Net investment income...............................................          (24,316,334)         (20,854,393)
                                                                            --------------       --------------

Share Transactions:
 Net proceeds from sales of shares...................................        1,824,149,469        1,683,995,336
 Issued to shareholders in reinvestment of dividends.................            1,914,180            2,162,560
 Cost of shares repurchased..........................................       (1,831,804,833)      (1,505,704,152)
                                                                            --------------       --------------
  Net increase (decrease) from share transactions....................           (5,741,184)         180,453,744
                                                                            --------------       --------------
   Net increase (decrease) in net assets.............................           (5,764,774)         180,467,139
                                                                            --------------       --------------

NET ASSETS at end of period (including line A).......................       $  500,927,090       $  506,691,864
                                                                            ==============       ==============

(A) Undistributed (overdistributed) net investment income............       $        4,970       $        4,970
                                                                            ==============       ==============

OTHER INFORMATION:
Share Transactions:
 Sold................................................................        1,824,149,469        1,683,995,336
 Issued to shareholders in reinvestment of dividends.................            1,914,180            2,162,560
 Repurchased.........................................................       (1,831,804,833)      (1,505,704,152)
                                                                            --------------       --------------
  Net increase (decrease) in shares outstanding......................           (5,741,184)         180,453,744
                                                                            ==============       ==============


                      See Notes to Financial Statements.

                                  Institutional Treasury Money Market Fund
  [LOGO OF FLEET GALAXY           FINANCIAL HIGHLIGHTS
      APPEARS HERE]               For a share outstanding throughout each period


                                                                                       Years ended October 31,
                                                                        -----------------------------------------------------
                                                                            1996          1995         1994         1993/(1)/
                                                                        -----------   -----------   -----------   -----------
Net Asset Value, Beginning of Period.......................             $      1.00   $      1.00   $      1.00   $      1.00
                                                                        -----------   -----------   -----------   -----------
Income from Investment Operations:
 Net investment income(A)..................................                    0.05          0.05          0.04          0.02
 Net realized and unrealized gain (loss) on investments....                      --            --            --            --
                                                                        -----------   -----------   -----------   -----------
  Total from Investment Operations:........................                    0.05          0.05          0.04          0.02
                                                                        -----------   -----------   -----------   -----------
Less Dividends:
 Dividends from net investment income......................                   (0.05)        (0.05)        (0.04)        (0.02)
 Dividends from net realized capital gains.................                      --            --            --            --
                                                                        -----------   -----------   -----------   -----------
  Total Dividends:.........................................                   (0.05)        (0.05)        (0.04)        (0.02)
                                                                        -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value.................                      --            --            --            --
                                                                        -----------   -----------   -----------   -----------
Net Asset Value, End of Period.............................             $      1.00   $      1.00   $      1.00   $      1.00
                                                                        ===========   ===========   ===========   ===========

Total Return...............................................                    5.12%         5.53%         3.56%         1.59%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..........................             $   500,927   $   506,692   $   326,225   $   158,890
Ratios to average net assets:
 Net investment income including reimbursement/waiver......                    5.00%         5.38%         3.63%         2.85%*
 Operating expenses including reimbursement/waiver.........                    0.19%         0.17%         0.17%         0.14%*
 Operating expenses excluding reimbursement/waiver.........                    0.33%         0.33%         0.39%         0.46%*

__________________________________________________
*    Annualized
**   Not Annualized
(1)  The Fund commenced operations on April 15, 1993.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1996, 1995 and 1994 and for the period ended October 31, 1993 were $0.05, $0.05, $0.04 and $0.01, respectively.



                       See Notes to Financial Statements.

       [LOGO OF FLEET GALAXY
           APPEARS HERE]                NOTES TO FINANCIAL STATEMENTS


1. Organization

     The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered twenty-four managed investment portfolios. The accompanying financial statements and financial highlights are those of the Institutional Treasury Money Market Fund (the "Fund") only.

2. Significant Accounting Policies

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

     Portfolio Valuation: Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

     Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis.

     Dividends to Shareholders: Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

     Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     Federal Income Taxes: The Trust treats the Fund as a separate entity for Federal income tax purposes. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

     Expenses: The Trust accounts separately for the assets, liabilities and operations of the Fund. Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

     Organization Costs: The Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the Fund's commencement of operation. In the event that any of the initial shares purchased by the Fund's sponsor are redeemed during such period, the Fund will be reimbursed by any holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. Investment Advisory, Administration and
   Other Fees

     The Trust and Fleet Investment Advisors Inc. (the "Investment Adviser"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Adviser provides services for a fee, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Fund (see also Note 4).

     The Trust and First Data Investor Services Group, Inc. ("FDISG") (formerly known as The Shareholder Services Group, Inc. doing business as 440 Financial) a

   [LOGO OF FLEET GALAXY
       APPEARS HERE]                 NOTES TO FINANCIAL STATEMENTS (continued)


wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which FDISG (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other funds offered by the Trust (whose financial reports are disclosed under a separate cover), 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion. In addition, FDISG also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to these fee arrangements, FDISG compensates the Trust's custodian bank, Chase Manhattan Bank, N.A., for its services. Prior to March 31, 1995, the fund administration, fund accounting, custody administration and transfer agency services described above were provided by 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America ("State Mutual"), for the same annual fees. On March 31, 1995, FDISG acquired substantially all of the assets of 440 Financial Group of Worcester, Inc.

Prior to September 5, 1996, FDISG was entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.08% of combined average daily net assets over $5 billion.

     440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FDISG and an indirect wholly-owned subsidiary of First Data Corporation, acts as the exclusive distributor of the Trust's shares. Prior to March 31, 1995, the Distributor was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect wholly-owned subsidiary of State Mutual.

     Certain officers of the Trust may be officers of the Administrator and/or Distributor. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Adviser serves as an officer, Trustee or employee of the Trust. For the period covered by this report, each Trustee was entitled to receive for services as a trustee of both the Trust and The Galaxy VIP Fund ("VIP") an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and VIP and the President and Treasurer of the Trust were entitled to additional annual fees for their services in these capacities. Effective November 1, 1996, each Trustee is entitled to receive for services as a trustee of the Trust, VIP and Galaxy Fund II ("Galaxy II") an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees, and the President and the Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the Funds of the Trust, VIP and Galaxy II based on their relative net assets. In addition, effective March 1, 1996, each Trustee became eligible to participate in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

     Expenses for the year ended October 31, 1996 include legal fees paid to Drinker Biddle & Reath. A partner of that firm is Secretary of the Trust.

4.   Waiver of Fees and Reimbursement of Expenses

     The Investment Adviser and Administrator voluntarily agreed to waive a portion of their fees and to reimburse the Fund for certain expenses so that total expenses of the Fund would not exceed certain expense limitations. For the year ended October 31, 1996, the Investment Adviser and Administrator waived fees totaling $484,786 and $174,704, respectively, and the Investment Adviser reimbursed expenses of $31,826 with respect to the Fund. The Investment Adviser and Administrator, at their discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements.

      [LOGO OF FLEET GALAXY
          APPEARS HERE]                NOTES TO FINANCIAL STATEMENTS (continued)


5.   Shares of Beneficial Interest

   The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest in the Fund, each with a par value of $0.001. The Trust's shares are classified into twenty-four classes of shares consisting of one or more series of shares including: Class S - Institutional Treasury Money Market Fund.

6.  Capital Loss Carryforward

   As of October 31, 1996, the Fund had capital loss carryforwards of $37,645, expiring in 2002 and $21,856 expiring in 2004.

----------------------------

Tax Information (unaudited)

   During the fiscal year ended October 31, 1996, 100% of the income earned by the Fund was from direct obligations of the U.S. Government. Appropriate tax information detailing this information on a calendar year basis will accompany your year-end tax statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatment.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To Shareholders and Board of Trustees of
The Galaxy Fund:

     We have audited the accompanying statements of assets and liabilities of the Institutional Treasury Money Market Fund, including the portfolio of investments, as of October 31, 1996, and the related statement of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of The Galaxy Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Treasury Money Market Fund as of October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



Boston, Massachusetts                             Coopers & Lybrand L.L.P.
December 16, 1996

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the funds are not federally insured by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal.


                      [LOGO OF RECYCLABLES APPEARS HERE]

                   This report was printed on recycled paper.

                                                            --------------------

[LOGO OF        4400 Computer Drive                           BULK RATE
GALAXY FUNDS    Box 5108                                      U.S. POSTAGE PAID
APPEARS HERE]   Westborough, MA 01581-5108                    PERMIT NO. 105
                                                              NORTH READING, MA

                                                            --------------------

GALAXY
FUNDS

[ARTWORK APPEARS HERE]

TAX-FREE BOND FUNDS REPORT

Tax-Exempt Bond Fund . New York Municipal Bond Fund . Connecticut Municipal Bond Fund . Massachusetts Municipal Bond Fund . Rhode Island Municipal Bond Fund

ANNUAL
REPORT

FOR THE YEAR ENDED
OCTOBER 31, 1996

CHAIRMAN'S
MESSAGE


Dear Shareholder:

      Enclosed is your annual report for the Galaxy Tax-Free Bond Funds (the "Funds") for the 12 months ended October 31, 1996. Inside, you will find a Market Overview that explains the major market and economic events that influenced tax-exempt bond returns during that time. There are also Portfolio Reviews for each of the Funds showing the management strategies that Fleet Investment Advisors Inc. used in this environment.

      During the period, bonds earned returns that were about average by historical standards, but their prices were much more volatile than in the previous 12 months. Stocks and money market instruments also fluctuated as investors became uncertain over the direction of the economy, inflation and interest rates. Toward the end of the period, investors seemed hopeful that economic growth and inflation would remain moderate and interest rates would become more stable.

      Such an environment shows why it may be important to maintain a well-diversified portfolio of investments. Different asset classes often move in different directions, so using a broad range of classes can help smooth out returns over time. Municipal bonds can provide a steady stream of income free from federal and, often, state and local taxes that can be a useful supplement to the growth and cash portions of your portfolio.

      To stay on track, you may want to "rebalance" your portfolio each year. This is particularly true in a year like the one just past, when market changes were substantial. As investment classes within your portfolio gain in value, you can maintain a diversified portfolio by reinvesting those gains in other asset classes, which may have declined in value or stayed the same, in accordance with your long-term allocation strategy. Of course, you should consider the tax implications of such rebalancing.

      We hope you will find the following report helpful as you review your current portfolio. If you have questions about material in the report, or need information on any of the Galaxy Funds, please call the Galaxy Service Center at 800-628-0414.

Sincerely,

/s/ Dwight E. Vicks, Jr.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees


Mutual Funds:

 . are not bank deposits
 . are not FDIC insured
 . are not obligations of Fleet Bank
 . are not guaranteed by Fleet Bank
 . are subject to investment risk including possible loss of principal amount invested

MARKET OVERVIEW

"During this time we tried to make the most of changing bond prices by adding longer-term bonds when rates were rising and shorter-term bonds when rates were falling."

TAX-FREE BOND MARKET OVERVIEW

By Fleet Investment Advisors Inc.
      Bond prices were volatile in the last year, as investors grew uncertain about the economy. When investors worried that growth was accelerating and the Federal Reserve (the "Fed") would raise interest rates to stem inflation, bond prices fell. When investors believed growth was slowing and inflation was under control, bond prices rose sharply.
      During the 12 months ended October 31, 1996, prices of municipal bonds were generally less volatile than prices of taxable issues -- especially municipal issues with longer maturities. This was due in part to the demise of flat-tax proposals, and in part to reduce municipal supplies -- which kept upward pressure on municipal prices.
      During this time we tried to make the most of changing bond prices by adding longer-term bonds when rates were rising and shorter-term bonds when rates were falling. Because longer-term issues are generally more sensitive to price changes than shorter-term issues, this strategy helped us make the most of strong yields and capital gains while seeking to protect the share values of the Galaxy Tax-Free Bond Funds.


Increased Uncertainty
      When the period started, economic growth was slowing and interest rates were falling. After advancing at an annualized rate of 3.8% in the third quarter of 1995, the gross domestic product ("GDP"), a measure of U.S. goods and services, slowed to an annualized rate of only 0.3% in the fourth quarter. As expected, the Fed cut its short-term Fed Funds rate in December from 5.75% to 5.5%. With expectations for further cuts and for a balanced federal budget, the yield for 30-year Treasury bonds dropped to 5.94% at the end of 1995 -- down from 6.33% at the end of October.

Performance At-A-Glance

Average Annual Returns as of October 31, 1996
Trust Shares

Tax-Exempt Bond Fund
Inception Date 12/30/91

1 Year         5.03%
3 Year         4.36%     [BAR CHART APPEARS HERE]
Life of Fund   6.79%

New York Municipal Bond Fund
Inception Date 12/31/91

1 Year         4.55%
3 Year         3.95%     [BAR CHART APPEARS HERE]
Life of Fund   6.38%

Connecticut Municipal Bond Fund
Inception Date 3/16/93

1 Year         4.54%
3 Year         4.08%     [BAR CHART APPEARS HERE]
Life of Fund   4.99%


Massachusetts Municipal Bond Fund
Inception Date 3/12/93

1 Year         4.27%
3 Year         3.81%     [BAR CHART APPEARS HERE]
Life of Fund   4.64%

MARKET
OVERVIEW

"Although the Fed cut the Fed Funds rate to 5.25% at the start of 1996, signs of renewed economic strength and a stalemate in federal budget talks made investors worry that interest rates would soon rise. "

      Although the Fed cut the Fed Funds rate to 5.25% at the start of 1996, signs of renewed economic strength and a stalemate in federal budget talks made investors worry that interest rates would soon rise. As the GDP growth accelerated to annualized rates of 2.0% and 4.7% in the first and second quarters, respectively, bond prices moved sharply lower. By July, prices had fallen enough to raise the yield for 30-year Treasury bonds to a high of 7.2%.
      Between the end of October 1995 and June 13, 1996, when municipal yields hit their peak, the yield for The Bond Buyer Index rose from 5.76% to 6.12%. As interest rates rose, many state and local governments held back new municipal supplies -- which kept upward pressure on municipal prices. The municipal market also benefited as Congress failed to act on proposed tax reforms.
      Eventually, bond prices improved as investors saw that inflation was moderate and the Fed was leaving interest rates alone. By the end of November, when the Commerce Department announced that the GDP growth had slowed to an annualized rate of 2.0% in the third quarter, the yield for long-term Treasury Bonds had fallen to 6.64% and the yield for the Bond Buyer Index had dropped to 5.70%.

Trading Maturities
      When interest rates were falling at the end of 1995, the Galaxy Tax-Free Bond Funds had sizable investments in issues with longer maturities that we had bought at discounted prices. This gave the Funds solid gains as bond prices rose. By concentrating on issues that could not be called in for 10 years, we also helped the Funds maintain strong yields.

Performance At-A-Glance

Average Annual Returns as of October 31, 1996
Retail A Shares*

Tax-Exempt Bond Fund
Inception Date 12/30/91

1 Year 0.84%
3 Year 2.90%            [BAR CHART APPEARS HERE]
Life of Fund 5.86%

New York Municipal Bond Fund
Inception Date 12/31/91

1 Year 0.39%
3 Year 2.49%            [BAR CHART APPEARS HERE]
Life of Fund 5.45%

Conncecticut Municipal Bond Fund
Inception Date 3/16/93

1 Year 0.45%
3 Year 2.61%            [BAR CHART APPEARS HERE]
Life of Fund 3.75%

Massachusetts Municipal Bond Fund
Inception Date 3/12/93

1 Year 0.14%
3 Year 2.37%            [BAR CHART APPEARS HERE]
Life of Fund 3.44%

Rhode Island Municipal Bond Fund
Inception Date 12/20/94

1 Year 1.23%
Life of Fund 6.62%            [BAR CHART APPEARS HERE]


*Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective December 1, 1995.

MARKET OVERVIEW

      Near the end of 1995, when interest rates were bottoming, we added shorter-term issues selling at par -- whose prices could be hurt less by a rise in rates. In the spring of 1996, when municipal prices were more attractive, we again added longer-term issues to the Funds' portfolios. Although this hurt Fund performance when rates rose further, the longer maturities boosted returns when rates fell. Toward the end of the period we bought bonds maturing in 15 to 20 years that offered the best value. Throughout the period we focused on issues with high quality and strong liquidity and avoided issues with more risk. At times this strategy limited the Funds' yields, but it helped stabilize the Funds' share values in an uncertain market.

Looking Forward
      If the annual rate of GDP growth stays near 2%, and inflation remains near 3%, real rates of return will be attractive. While continued economic uncertainty may cause near-term volatility, we believe long-term Treasury yields might trade in a range of 6.25% to 7.25% into 1997.
      Most of the municipal rebound following the tax reform debate is now behind us. In addition, lower interest rates have spurred modest rebuilding of municipal supplies. Therefore, we now expect municipal prices to move more in line with Treasury prices going forward.
      To reduce near-term price fluctuations for the Galaxy Tax-Free Bond Funds, we expect to stay focused on issues maturing in 15 to 20 years. If interest rates edge higher, making municipal prices more attractive, we would look for opportunities to add more longer-term issues. In the meantime, we will continue to emphasize issues with good call protection, high credit quality and strong liquidity.
      In addition, we will maintain our high quality focus particularly in light of recent increases in municipal ratings downgrades and the historically small credit premium for underwriting these risks.

Performance At-A-Glance

Total Returns as of October 31, 1996
Retail B Shares*

Tax-Exempt Bond Fund
Inception Date 3/4/96

 1.08%
-3.85%           [BAR CHART APPEARS HERE]

[_] Life of Fund returns before Contingent Deferred Sales Charge deducted.

[_] Life of Fund returns after Contingent Deferred Sales Charge deducted as if Shares were redeemed at end of period.

* Retail B Shares are subject to a 5.00% Contingent Deferred Sales Charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically concert to Retail A Shares after six years. Total returns are from the date of inception.

PORTFOLIO REVIEWS

GALAXY TAX-EXEMPT BOND FUND
By Mary McGoldrick
Portfolio Manager


[PHOTO APPEARS HERE]

Galaxy Tax-Exempt Bond Fund
Distribution of Total Net Assets
as of October 31, 1996
[CHART APPEARS HERE]

East 37%
South 24%
North Central 21%
Pacific 11%
Mountain 3%
Other States & Territories 3%
Net Other Assets & Liabilities 1%

      Over the last year we concentrated investments in the Galaxy Tax-Exempt Bond Fund that could make the most of reversals in interest rates and bond prices. This, plus attention to features that investors favor in uncertain times, helped the Fund hold up relatively well in a changeable market.
      For the 12 months ended October 31, 1996, the Fund's Trust Shares had a total return of 5.03%. For the same period, Retail A Shares had a total return of 4.77% before the deduction of the maximum 3.75% front-end sales charge on Retail A Shares. That compares to 5.12% for the average general municipal bond fund tracked by Lipper Analytical Services ("Lipper") and 5.71% for the Lehman Brothers Municipal Bond Index. The Fund's Retail B Shares had a total return of 1.08%, before the deduction of the maximum 5.00% contingent deferred sales charge, between their initial public offering on March 4, 1996 through October 31, 1996.

Managing Price Reversals
      In the third quarter of 1995, when talk of tax reform made municipal bond prices more attractive, we increased positions in longer-term issues that were selling at discounts to their face values. These investments performed particularly well as municipal prices rallied at the end of the year.
      In 1996, when interest rates and bond prices reversed course, we focused on issues with maturities of 20 to 25 years that were selling at par. This helped protect the value of Fund shares while taking advantage of attractive yields that were available. Later, as the slide in bond prices continued, we focused on investments maturing in 15 to 20 years. Throughout the period we emphasized securities with good call protection, high credit quality and strong liquidity.
      At the end of October 1996, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.74%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 4.32% after deduction of the maximum 3.75% front-end sales charge. On October 31, 1996, Retail B Shares had a 30-day SEC annualized yield of 3.98% after the deduction of the maximum 5.00% contingent deferred sales charge. For shareholders in the 36% federal income tax bracket, these equaled taxable yields of 7.41% for Trust Shares, 6.75% for Retail A Shares and 6.22% for Retail B Shares.

Positioned for Slower Growth
      We believe the Galaxy Tax-Exempt Bond Fund is well positioned for the months to come. If the economy slows and inflation remains moderate, as we expect, interest rates could edge lower and bond prices could move higher. By emphasizing maturities of 15 to 20 years, which offer good value, we intend to make the most of any additional gains that might occur. We will continue to look for value in these and other issues as market fluctuations provide new opportunities for investment.

Mary McGoldrick has managed the Galaxy Tax-Exempt Bond Fund since July of 1992. She has managed portfolios at Fleet and other banks for ten years.

Galaxy Tax-Exempt Bond Fund
Growth of $10,000 investment*
[CHART APPEARS HERE]

           Lehman Brothers
           Municipal Bond       Galaxy         Galaxy          Galaxy
              Index             Retail         Trust           Retail
                               A Shares        Shares         B Shares
-------------------------------------------------------------------------
      1991     10,000            9,625         10,000
      1992     10,582           10,062         10,455
      1993     12,072           11,635         12,089
      1994     11,546           11,082         11,515
      1995     13,213           12,657         13,084         10,000
Oct 31, 96     13,967           13,167         13,742          9,615

*Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on
 3/4/96 for Retail B Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1996. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

PORTFOLIO REVIEWS

GALAXY NEW YORK MUNICIPAL BOND FUND

By Mary McGoldrick
Portfolio Manager
      For the 12 months ended October 31, 1996, we made the most of changing bond prices by emphasizing longer-term issues in the Galaxy New York Municipal Bond Fund when prices were rising and buying shorter-term issues as prices fell. The Fund's Trust Shares earned a total return of 4.55% for the year ended October 31, 1996. Retail A Shares produced a total return of 4.31% for the same period before the deduction of the maximum 3.75% front-end sales charge. These returns compare to returns of 4.92% for the average New York municipal bond fund tracked by Lipper and 5.71% for the Lehman Brothers Municipal Bond Index.

Enhancing Share Values and Yields
      As the period began, the Fund had sizable investments in longer-term municipals that were purchased when talk of reform made their prices especially attractive. These issues performed particularly well as bond prices rallied. By focusing on bonds that could not be called in by their issuers, we helped the Fund earn solid income as interest rates fell.
      When interest rates had reached a low point, we purchased municipals with shorter maturities. Since prices for shorter-term issues tend to change less when interest rates rise, this helped defend the value of Fund shares in the months that followed. We further protected share value by emphasizing investments with strong liquidity and high credit quality.

Galaxy New York Municipal Bond Fund
Growth of $10,000 investment*
[CHART APPEARS HERE]

           Lehman Brothers
           Municipal Bond       Galaxy         Galaxy
              Index             Retail         Trust
                               A Shares        Shares
------------------------------------------------------------
      1991     10,000            9,625         10,000
      1992     10,582            9,993         10,383
      1993     12,072           11,558         12,009
      1994     11,546           10,870         11,294
      1995     13,213           12,395         12,901
Oct 31, 96     13,967           12,928         13,488

*Since inception on 12/31/91. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

      While rising interest rates reduced municipal supplies elsewhere in the country, supplies in New York remained relatively strong. This gave us the opportunity to invest in longer-term issues with attractive prices when interest rates stabilized in the middle of the year. These issues performed especially well when prices rallied in the fall.
      The longer maturities and good call protection helped to enhance the Fund's yield. At the end of October 1996, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.89%. On th same date, Retail A Shares had a 30-day SEC annualized yield of 4.49% after the deduction of the maximum 3.75% front-end sales charge. These are the same as taxable yields of 7.64% and 7.02%, respectively, for taxpayers in the 36% federal income tax bracket who live in the State of New York.

The Months to Come
      Although mixed signals on the economy may bring further price volatility from time to time, moderate inflation and mounting evidence of slower growth should help bond prices edge higher by year's end. Since longer-term issues tend to be more price-sensitive than shorter-term issues do, the Fund should benefit from the longer maturities we've added. If price fluctuations make longer-term issues attractive again, we may purchase more for the Fund's portfolio.

Mary McGoldrick has managed the Galaxy New York Municipal Bond Fund since March of 1996. She has managed portfolios at Fleet and other banks for 10 years.

PORTFOLIO REVIEWS

GALAXY CONNECTICUT MUNICIPAL BOND FUND

By Mary McGoldrick
Portfolio Manager
      Changes in interest rates generally move prices for longer-term bonds more than prices for shorter-term bonds. For this reason, we gave greater attention to longer-term bonds in the Galaxy Connecticut Municipal Bond Fund when falling interest rates pushed bond prices higher and less attention to longer-term bonds when rising interest rates pushed bond prices lower.
      For the 12 months ended October 31, 1996, this approach gave the Fund's Trust Shares a total return of 4.54%. Before deduction of the maximum 3.75% front-end sales charge, Retail A Shares had a return of 4.32%. These returns compare with a return of 5.03% for the average Connecticut municipal bond fund tracked by Lipper and a return of 5.71% for the Lehman Brothers Municipal Bond Index.
      At the end of October 1996, the Fund's Trust Shares had 30-day SECannualized yield of 4.70%. On the same date, Retail A Shares had a 30-day SECannualized yield of 4.30%, respectively, after deduction of the maximum 3.75% front-end sales charge. These equaled taxable yields of 7.34% and 6.72%, respectively, for taxpayers in the 36% federal income tax bracket who live in the State of Connecticut.

Galaxy Connecticut Municipal Bond Fund
Growth of $10,000 investment*
[CHART APPEARS HERE]

           Lehman Brothers      Galaxy           Galaxy
           Municipal Bond       Retail           Trust
              Index            A Shares          Shares
------------------------------------------------------------
1993           10,000            9,625           10,000
1993           10,697           10,183           10,580
1994           10,231            9,532            9,902
1995           12,594           10,956           11,413
10/31/96       12,925           11,429           11,930

*Since inception on 3/16/93. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index are calculated since 3/31/93 because the index returns are calculated at month-end only. Results for the index do not reflect the expenses and investment management fees incurred by the fund.

Portfolio Strategy
      After proposed tax reform made municipal bond prices more attractive in the third quarter of 1995, we made sizable investments in longer-term issues that sold at a discount. These investments appreciated strongly as bond prices rose at the end of the year. Because we also focused on bonds that would not be called in for some time by their issuers, the Fund enjoyed attractive income while interest rates fell.
      When interest rates rose at the start of 1996, we took profits in some long-term investments. At this time municipal bond supplies were especially tight in Connecticut. So we added the proceeds from these sales to the Fund's cash reserves. We later found opportunities to put this cash to work at prices and yields that were quite attractive. For the most part, we focused on investments maturing in 15 to 20 years to buffer the Fund against further declines in bond prices. We further protected the value of Fund shares by using high-quality bonds with strong liquidity.

Managing Future Changes
      Although slowing economic growth and moderate inflation could help interest rates inch lower by year's end, there may still be uncertainty about the economy that results in bond price fluctuation in the near term. By emphasizing issues maturing in 15 to 20 years, we hope to reduce the effect of such volatility on the share price of the Galaxy Connecticut Municipal Bond Fund. Because we bought these issues at attractive prices, they should also perform well as bond prices advance.

Mary McGoldrick has managed the Galaxy Connecticut Municipal Bond Fund since March of 1996. She has managed portfolios at Fleet and other banks for 10 years.

PORTFOLIO REVIEWS

GALAXY MASSACHUSETTS
MUNICIPAL BOND FUND

By Mary McGoldrick
Portfolio Manager
      As interest rates reversed course in the 12 months ended October 31, 1996, we adjusted the maturities of investments in the Galaxy Massachusetts Municipal Bond Fund to make the most of changing bond prices. We also emphasized bonds with good call protection, high quality and strong liquidity -- which investors tend to favor in a changing market.
      For the 12 months ended October 31, 1996, the Fund's Trust Shares had a total return of 4.27%. Retail A Shares earned a total return of 4.05% before deduction of the maximum 3.75% front-end sales charge. Over the same period, the average Massachusetts Municipal Bond Fund tracked by Lipper had a total return of 5.13% and the benchmark Lehman Brothers Municipal Bond Index had a return of 5.71%.
      At the end of October 1996, the Fund's Trust Shares had a 30-day SECannualized yield of 4.69%. On the same date, Retail A Shares had a 30-day SECannualized yield of 4.31% after deduction of the maximum 3.75% front-end sales charges. These equaled taxable yields of 7.33% and 6.73%, respetively, for taxpayers in the 36% federal income tax bracket who live in the Commonwealth of Massachusetts.

Anticipating Market Change
      With interest rates still falling at the end of 1995, we held sizable positions in longer-term issues that we had purchased at discounted prices. These investments enjoyed strong gains as bond prices rose. By emphasizing municipal bonds that could not be called in for at least 10 years, we also provided the Fund with good income as interest rates declined.
      When we thought that interest rates might soon head upward, we traded some longer-term positions for shorter-term holdings to buffer the value of Fund shares against a reversal in bond prices. We increased investments in longer-term issues again when rising interest rates made their prices and yields more attractive. Besides locking in higher yields for more time, these longer-maturity investments gave the Fund added appreciation when rates reversed course again and headed downward.

Preparing for Slower Growth
      We think investors now see that the economy is slowing and that inflation should stay under control. This should cause interest rates to fall further by the end of 1996. In the meantime, however, interest rates and bond prices may continue to fluctuate on near-term reports of stronger growth.
      We continue to emphasize longer-term issues in the Galaxy Massachusetts Municipal Bond Fund, expecting these investments to boost returns as interest rates fall and bond prices rise. For now, however, we're focusing new purchases on municipals maturing in 15 to 20 years. We believe these issues offer the best value today, given the chance for more price fluctuations.

Mary McGoldrick has managed the Galaxy Massachusetts Municipal Bond Fund since March of 1996. She has managed portfolios at Fleet and other banks for 10 years.

Galaxy Massachusetts Municipal Bond Fund
Growth of $10,000 investment*

[CHART APPEARS HERE]

           Lehman Brothers      Galaxy          Galaxy
           Municipal Bond       Retail          Trust
              Fund             A Shares         Shares
------------------------------------------------------------
1993           10,000            9,625           10,000
1993           10,584           10,146           10,542
1994           10,231            9,491            9,859
1995           12,594           10,868           11,312
10/31/96       12,952           11,309           11,795

*Since inception on 3/12/93. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index are calculated since 3/31/93 because the index returns are calculated at month-end only. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

PORTFOLIO REVIEWS

Galaxy Rhode Island
Municipal Bond Fund

Distribution of Total Net Assets
as of October 31, 1996

[CHART APPEARS HERE]

Rhode Island 91%
Puerto Rico 7%
Net Other Assets & Liabilities 2%


GALAXY RHODE ISLAND
MUNICIPAL BOND FUND

By Mary McGoldrick
Portfolio Manager
      By adjusting investments in the Galaxy Rhode Island Municipal Bond Fund for changes in interest rates and municipal bond supplies, we helped the Fund perform relatively well in the 12 months ended October 31, 1996. During that time the Fund's Retail A Shares had a total return of 5.22% before the deduction of the maximum 3.75% front-end sales charge. That compares with a return of 5.71% for the Lehman Brothers Municipal Bond Index. Lipper does not track a Rhode Island municipal bond fund average.
      On October 31, 1996, the Fund's Retail A Shares had a 30-day SEC annualized yield of 4.47% after deduction of the maximum 3.75% front-end sales charges. This equaled a taxable yield of 6.98% for taxpayers in the 36% federal income tax bracket who live in the State of Rhode Island.

Tight Supplies
      When the period began, interest rates were dropping and supplies of new municipal issues in Rhode Island were already tight. With sizable investments in longer-term issues, the Fund enjoyed solid gains as bond prices rose. We further enhanced returns by continuing to focus on municipals that could not be called in for 10 years or more and by concentrating on those municipals that were available in stronger supply and had especially attractive yields.

Galaxy Rhode Island Municipal Bond Fund
Growth of $10,000 investment*


           Lehman Brothers      Galaxy
           Municipal Bond       Retail
              Index            A Shares
------------------------------------------
12/20/94       10,000            9,625
    1995       11,445           10,711
10/31/96       12,050           11,270

*Since inception on 12/20/94. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index are calculated since 12/31/94 because the results are calculated at month-end only. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

      Because supplies of municipals in Rhode Island remained relatively tight, municipal prices there held up relatively well as interest rates turned around in the months that followed. The Fund also benefited as we sold longer-term issues that tend to be more vulnerable to interest rate changes. Since municipals were in tight supply, we put most of the proceeds from these sales into cash reserves.

      In the spring, when rates had stabilized, we purchased longer-term issues again to make the most of the attractive prices and yields that were then available. As interest rates rose further, we bought issues maturing in 15 to 20 years, which we believed offered the best value. We continued to focus on issues with good call protection, as well as issues with strong liquidity and high credit quality.

Moving Forward

      The Fund is well-positioned to make the most of future market changes. If the economy slows, inflation remains moderate, and interest rates edge lower, the Fund's longer-term holdings should provide attractive gains as bond prices rally. In the meantime, our emphasis on good call protection, liquidity and credit quality should help the Fund weather any market uncertainty that may occur.

Mary McGoldrick has managed the Galaxy Rhode Island Municipal Bond Fund since March of 1996. She has managed portfolios at Fleet and other banks for 10 years.
--------------------------------------------------------------------------------
Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures in this report include changes in share price, the effect of sales charges, where applicable, and reinvestment of dividends and capital gains distributions, if any.

THE GALAXY FUND

Tax-Exempt Bond Fund
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
MUNICIPAL SECURITIES - 98.45%

                  Alaska - 1.33%

$   375,000       Alaska Municipal Bond Authority, GO,
                  Series B
                  6.60%, 07/01/99
                  Insured: MBIA......................         $    380,291
  1,275,000       Anchorage Alaska Hospital
                  Sisters of Providence Project
                  6.75%, 10/01/00....................            1,373,807
                                                              ------------
                                                                 1,754,098
                                                              ------------

                  Arizona - 4.86%

  1,000,000       Maricopa County, Unified School
                  District #97, GO
                  Deer Valley Project of 1986, Series D
                  6.80%, 07/01/00
                  Insured: MBIA.....................             1,081,250
  1,455,000       Salt River Project Agricultural
                  Improvement and Power District,
                  Electric System, Series A
                  7.10%, 01/01/00...................             1,527,750
  2,000,000       Salt River Project Agricultural
                  Improvement and Power District,
                  Electric System, Series B
                  5.25%, 01/01/13...................             1,937,500
  2,000,000       Salt River Project Agricultural
                  Improvement and Power District,
                  Electric System, Series C
                  5.00%, 01/01/13...................             1,885,000
                                                              ------------
                                                                 6,431,500
                                                              ------------

                  Colorado - 0.53%

    700,000       Moffat County, PCR,
                  Pacificorp Projects
                  3.60%, 05/01/13
                  Insured: AMBAC....................               700,000
                                                              ------------

                  Connecticut - 4.50%

  1,000,000       Connecticut State HEFA
                  St. Francis Hospital and Medical Center,
                  Series C
                  5.00%, 07/01/13
                  Insured: FGIC.....................               936,250
    945,000       Connecticut State Housing Finance
                  Authority,
                  Housing Mortgage Finance Program,
                  Series A
                  6.10%, 05/15/13..................                954,450
  1,000,000       Connecticut State Housing Finance
                  Authority,
                  Housing Mortgage Finance Program,
                  Series B-1
                  6.25%, 05/15/11..................              1,022,500
  2,000,000       Connecticut State Special Tax Obligation
                  Transportation Infrastructure, Series A
                  5.40%, 09/01/10..................              2,000,000
$   500,000       Connecticut State Special Tax Obligation
                  Transportation Infrastructure, Series B
                  6.10%, 09/01/07..................           $    530,625
    500,000       South Central Regional Water Authority,
                  Water System, Series 11
                  5.75%, 08/01/12
                  Insured: FGIC....................                510,000
                                                              ------------
                                                                 5,953,825
                                                              ------------

                  Florida - 6.24%

  1,000,000       Delray Beach, GO, Series A
                  5.10%, 02/01/13
                  Insured: FGIC....................                955,000
  1,070,000       Florida State Board of Education
                  Capital Outlay
                  Public Education, GO, Series D
                  5.13%, 06/01/18..................              1,000,450
  2,000,000       Jacksonville Electric Authority,
                  Bulk Power, Scherer 4 Project, Series A
                  5.20%, 10/01/10..................              1,955,000
  1,400,000       Orange County Sales Tax,
                  Series A
                  5.25%, 01/01/16
                  Insured: FGIC....................              1,338,750
  1,500,000       Orlando Utilities Commission
                  Water and Electric Revenue
                  5.00%, 10/01/13..................              1,395,000
  1,500,000       Pinellas County Resource
                  Recovery Revenue,
                  Series A
                  6.60%, 10/01/00
                  Insured: MBIA....................              1,614,375
                                                              ------------
                                                                 8,258,575
                                                              ------------

                  Georgia - 0.77%

  1,000,000       Fulton County School District, GO
                  5.60%, 01/01/11..................              1,012,500
                                                              ------------

                  Idaho - 0.42%

    500,000       Boise-Kuna Irrigation District,
                  Lucky Peak Hydroelectric Project
                  6.60%, 07/01/05..................                551,875
                                                              ------------

                  Illinois - 4.65%

  2,000,000       Chicago, GO, Series B
                  5.13%, 01/01/22
                  Insured: AMBAC...................              1,832,500
  1,000,000       Cook County, GO
                  7.25%, 11/01/07
                  Insured: MBIA....................              1,156,250
     50,000       Illinois State Revenue, GO
                  6.60%, 12/01/96..................                 51,107
  1,000,000       Illinois State Revenue, GO
                  5.80%, 09/01/18
                  Insured: FGIC....................              1,006,250

                       See Notes to Financial Statements.

THE GALAXY FUND

Tax-Exempt Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
                  Illinois (continued)

$ 1,000,000       Peoria Public Building Commission
                  School Building and Facilities,
                  District #150 Project
                  6.50%, 12/01/00
                  Insured: AMBAC...................           $  1,047,500
  1,000,000       Regional Transportation Authority,
                  Series A
                  6.25%, 06/01/15..................              1,055,000
                                                              ------------
                                                                 6,148,607
                                                              ------------

                  Indiana - 4.86%

  1,000,000       Indiana State Office Building
                  Commission, Series B
                  Capital Complex,
                  Government Center North
                  5.25%, 07/01/15
                  Insured: AMBAC...................                951,250
  2,000,000       Indianapolis Local Public
                  Improvement Bond Bank, Series A
                  6.00%, 01/10/18..................              2,042,500
  1,800,000       Rockport, PCR, AEP Generating
                  Company Project, Series B
                  3.60%, 07/01/25
                  Insured: AMBAC...................              1,800,000
  1,730,000       Vinton-Tecumseh School Building
                  Corp., First Mortgage
                  5.25%, 01/15/16
                  Insured: MBIA....................              1,630,525
                                                              ------------
                                                                 6,424,275
                                                              ------------

                  Iowa - 0.38%

    500,000       Linn-Mar Community School District, GO
                  5.90%, 05/01/11
                  Insured: MBIA....................                508,125
                                                              ------------

                  Kentucky - 1.59%

  1,000,000       Kentucky Housing Corp. Guaranteed,
                  Series C-3
                  5.70%, 01/01/11..................              1,010,000
  1,000,000       Kentucky State Turnpike Authority,
                  Economic Development
                  Road Revenue, Revitalization Projects
                  7.13%, 05/15/01..................              1,098,750
                                                              ------------
                                                                 2,108,750
                                                              ------------

                  Maine - 3.02%

    250,000       Kennebec Water District
                  6.00%, 12/01/13..................                256,563
    500,000       Kennebec Water District
                  5.30%, 12/01/14..................                479,375
    500,000       Maine Health and Higher
                  Educational Facilities Authority, Series A
                  5.50%, 07/01/13
                  Insured: FSA.....................                496,250
$ 1,000,000       Maine Health and Higher
                  Educational Facilities Authority,
                  Maine Medical Center, Series C
                  5.00%, 11/15/13
                  Insured: FSA.....................                915,000
    250,000       Maine Municipal Bond Bank, Series B
                  6.75%, 11/01/12..................                271,250
    500,000       Maine Municipal Bond Bank,
                  Sewer & Water Revenue,
                  SRF Program
                  Series A
                  6.50%, 11/01/08..................                533,125
  1,000,000       Maine State Housing Authority Mortgage,
                  Purchase,
                  Series C-1
                  6.50%, 11/15/11..................              1,038,750
                                                              ------------
                                                                 3,990,313
                                                              ------------

                  Maryland - 1.29%

  1,750,000       Washington Suburban Sanitary District
                  Sewerage Disposal, GO and Revenue
                  5.25%, 06/01/13..................              1,704,063
                                                              ------------

                  Massachusetts - 6.86%

    790,000       Boston, Massachusetts,
                  Boston City Hospital,
                  Series A
                  6.95%, 08/15/99..................                845,300
    250,000       Massachusetts Bay
                  Transportation Authority,
                  Transportation System, Series C
                  6.10%, 03/01/07..................                266,250
  1,000,000       Massachusetts Municipal Wholesale
                  Electric Copower Supply System,
                  Series D
                  6.00%, 07/01/11
                  Insured: MBIA....................              1,038,750
  2,000,000       Massachusetts State, GO, Series A
                  5.50%, 02/01/11..................              1,995,000
  1,000,000       Massachusetts State HEFA
                  Capital Asset Program, Series F
                  6.70%, 10/01/98
                  Insured: MBIA....................              1,046,250
  2,000,000       Massachusetts State HEFA
                  Baystate Medical Center, Series D
                  5.00%, 07/01/12
                  Insured: FGIC....................              1,895,000
     50,000       Massachusetts State HEFA
                  Brigham and Womens Hospital, Series D
                  6.50%, 07/01/04..................                 53,813
    200,000       Massachusetts State HEFA
                  South Shore Hospital, Series D
                  6.50%, 07/01/10..................                216,000
     50,000       Massachusetts State Housing
                  Finance Agency,
                  Residential Development, Series C
                  6.88%, 11/15/11..................                 53,750

                       See Notes to Financial Statements.

THE GALAXY FUND

Tax-Exempt Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
                  Massachusetts (continued)

$   640,000       Massachusetts State Housing
                  Finance Agency,
                  Single Family, Series 22
                  6.10%, 06/01/16..................           $    649,600
  1,000,000       Massachusetts State, SP OB, Series A
                  5.80%, 06/01/14..................              1,011,250
                                                              ------------
                                                                 9,070,963
                                                              ------------

                  Michigan - 2.54%

  1,000,000       Central Michigan University
                  6.00%, 10/01/13
                  Insured: MBIA....................              1,038,750
  1,375,000       Hartford Public Schools,
                  Building & Site, GO
                  5.25%, 05/01/20
                  Insured: MBIA....................              1,287,344
  1,000,000       Michigan Public Power Agency,
                  Belle River Project, Series A
                  5.50%, 01/01/13..................                982,500
     50,000       Michigan State Trunk Line, Series A
                  6.00%, 08/15/19..................                 50,438
                                                              ------------
                                                                 3,359,032
                                                              ------------

                  Minnesota - 0.83%

  1,000,000       Minnesota Public Facilities Authority,
                  Water Pollution Control,
                  Series A
                  6.90%, 03/01/00..................              1,093,750
                                                              ------------

                  Nevada - 1.93%

  1,000,000       Clark County, GO and Revenue, Series A
                  6.00%, 06/01/02
                  Insured: AMBAC...................              1,067,500
  1,000,000       Las Vegas Sewer, GO and Revenue,
                  Series B
                  5.00%, 01/01/09
                  Insured: MBIA....................                971,250
    500,000       Nevada State, GO, Series B
                  6.00%, 05/01/10..................                517,500
                                                              ------------
                                                                 2,556,250
                                                              ------------

                  New Hampshire - 0.95%

  1,000,000       Manchester, GO, Series B
                  5.25%, 07/01/08..................              1,001,250
    250,000       New Hampshire State
                  Turnpike System
                  6.00%, 04/01/13..................                255,000
                                                              ------------
                                                                 1,256,250
                                                              ------------

                  New Jersey - 0.76%

  1,000,000       Mercer County Improvement Authority,
                  Customer Receipts, Justice Complex
                  6.05%, 01/01/07..................              1,001,120
                                                              ------------
                  New York - 6.10%

$ 1,000,000       Battery Park City Authority, Senior,
                  Series A
                  5.50%, 11/01/10..................           $    980,000
  1,000,000       New York City Municipal Water
                  Finance Authority,
                  Water and Sewer System, Series A
                  5.50%, 06/15/11..................                998,750
    250,000       New York State, GO
                  6.10%, 11/15/09..................                262,188
  1,000,000       New York State, GO
                  5.50%, 06/15/10..................              1,000,000
  1,000,000       New York State Dormitory Authority,
                  University of Rochester
                  6.50%, 07/01/09..................              1,031,460
    125,000       New York State Local Government
                  Assistance Corp., Series A
                  7.00%, 04/01/12..................                138,750
  1,000,000       New York State Local Government
                  Assistance Corp., Series B
                  5.63%, 04/01/13..................                998,750
  2,000,000       New York State Local Government
                  Assistance Corp., Series C
                  5.38%, 04/01/12..................              1,945,000
    675,000       Triborough Bridge and Tunnel Authority,
                  General Purpose, Series P
                  6.80%, 01/01/02..................                718,875
                                                              ------------
                                                                 8,073,773
                                                              ------------

                  North Carolina - 1.94%

  1,500,000       Charlotte Certificates of Participation
                  Convention Facility Project
                  6.35%, 12/01/00
                  Insured: AMBAC...................              1,601,250
    930,000       North Carolina Housing Finance Agency,
                  Single Family Revenue, Series Y
                  6.30%, 09/01/15..................                959,063
                                                              ------------
                                                                 2,560,313
                                                              ------------

                  Ohio - 2.98%

  1,000,000       Cleveland Waterworks, First Mortgage,
                  Series F-92 A
                  6.25%, 01/01/15
                  Insured: AMBAC...................              1,047,500
  1,000,000       Cleveland Waterworks, Refunding
                  and Improvement, First Mortgage, Series H
                  5.50%, 01/01/10
                  Insured: MBIA....................              1,013,750
  1,000,000       Ohio State Building Authority,
                  State Facilities, Adult Correctional, Series A
                  6.00%, 04/01/06
                  Insured: AMBAC...................              1,080,000
    750,000       Ohio State Public Facilities Commission,
                  Higher Education Facilities, Series B
                  6.50%, 12/01/99
                  Insured: AMBAC...................                801,563
                                                              ------------
                                                                 3,942,813
                                                              ------------

                       See Notes to Financial Statements.

[LOGO OF          Tax-Exempt Bond Fund
THE GALAXY FUND   PORTFOLIO OF INVESTMENTS (continued)
APPEARS HERE]     October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
                  Pennsylvania - 3.83%

$ 1,000,000       Luzerne County, GO, Series B
                  6.00%, 09/15/11
                  Insured: FGIC....................           $  1,016,250
  1,000,000       Pennsylvania State, GO, Second Series A
                  6.50%, 11/01/04
                  Insured: MBIA....................              1,087,500
    955,000       Pennsylvania State Higher Education
                  Assistance Agency, Student Loan
                  Revenue, Series A
                  6.80%, 12/01/00..................              1,023,044
  1,900,000       Pennsylvania Higher Educational
                  Facilities Authority, Health Services,
                  University of Pennsylvania, Series A
                  5.88%, 01/01/15..................              1,940,375
                                                              ------------
                                                                 5,067,169
                                                              ------------

                  Rhode Island - 8.22%

     50,000       Barrington, GO
                  6.35%, 12/01/07..................                 53,625
    135,000       Jamestown, GO
                  6.75%, 09/01/10..................                144,956
    200,000       Rhode Island Clean Water Protection
                  Finance Agency,
                  PCR, Revolving Fund, Pooled Loan Issue,
                  Series A
                  6.75%, 10/01/13
                  Insured: MBIA....................                218,250
  1,000,000       Rhode Island Housing and Mortgage
                  Finance Corp.,
                  Homeownership Opportunity, Series 19-A
                  5.70%, 04/01/15..................                995,000
    700,000       Rhode Island Housing and Mortgage
                  Finance Corp.,
                  Homeownership Opportunity, Series 13
                  6.70%, 10/01/15..................                730,625
    500,000       Rhode Island State,
                  Consolidated Capital Development Loan,
                  GO, Series A
                  5.50%, 08/01/07..................                511,875
  1,000,000       Rhode Island State,
                  Consolidated Capital Development Loan,
                  GO, Series A
                  5.10%, 11/01/11..................                953,750
    250,000       Rhode Island State,
                  Consolidated Capital Development Loan,
                  GO, Series B
                  6.25%, 05/15/07..................                267,813
  1,000,000       Rhode Island State Health and
                  Educational Building Corp.,
                  Higher Education, Auxiliary, Series A
                  5.50%, 09/15/13
                  Insured: MBIA....................                986,250
$    50,000       Rhode Island State Health and
                  Educational Building Corp.,
                  Higher Education, Brown University
                  6.60%, 09/01/05..................             $   53,250
  1,500,000       Rhode Island State Health and
                  Educational Building Corp.,
                  Higher Education, Johnson and Wales
                  University
                  6.38%, 04/01/12
                  Insured: Connie Lee..............              1,608,750
  1,500,000       Rhode Island State Health and
                  Educational Building Corp.,
                  Higher Education,
                  Johnson and Wales University, Series A
                  5.75%, 04/01/12
                  Insured: Connie Lee..............              1,507,500
    500,000       Rhode Island State Health and
                  Educational Building Corp.,
                  Miriam Hospital, Series B
                  6.50%, 04/01/13..................                509,375
  1,000,000       Rhode Island State Public Buildings
                  Authority
                  State Projects, Series A
                  5.10%, 02/01/05
                  Insured: AMBAC...................              1,005,000
     50,000       Rhode Island State Public Buildings
                  Authority
                  State Projects, Series A
                  5.25%, 08/01/06..................                 49,750
    355,000       Rhode Island State Public Buildings
                  Authority
                  State Projects, Series A
                  6.00%, 02/01/11
                  Insured: AMBAC...................                374,525
    395,000       Rhode Island State Public Buildings
                  Authority State Projects,
                  Unrefunded Balance, Series A
                  6.00%, 02/01/11
                  Insured: AMBAC...................                403,394
     50,000       Rhode Island State Student Loan
                  Authority, Series A
                  6.40%, 12/01/99..................                 52,125
    450,000       Rhode Island State,
                  Tax Anticipation Notes, GO
                  4.50%, 06/30/97..................                452,322
                                                              ------------
                                                                10,878,135
                                                              ------------

                  South Carolina - 3.40%

  2,100,000       Oconee County, PCR,
                  Duke Power Co. Project
                  5.80%, 04/01/14..................              2,142,000
    500,000       Piedmont Municipal Power Agency,
                  Electric Revenue
                  6.10%, 01/01/06
                  Insured: MBIA....................                540,000

                       See Notes to Financial Statements.

[LOGO OF          Tax-Exempt Bond Fund
THE GALAXY FUND   PORTFOLIO OF INVESTMENTS (continued)
APPEARS HERE]     October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
                  South Carolina (continued)

$   750,000       Richland County
                  Certificates of Participation
                  6.90%, 02/01/01
                  Insured: FGIC..........................     $    818,438
  1,000,000       South Carolina State Public
                  Service Authority, Series A
                  5.75%, 01/01/22
                  Insured: MBIA..........................        1,003,750
                                                              ------------
                                                                 4,504,188
                                                              ------------

                  South Dakota - 1.37%

  1,000,000       Rapid City, Sales Tax Revenue, Series B
                  6.20%, 06/01/12
                  Insured: FGIC..........................        1,045,000
    750,000       South Dakota
                  Housing Development Authority,
                  Homeownership Mortgage, Series A
                  5.30%, 05/01/03........................          761,250
                                                              ------------
                                                                 1,806,250
                                                              ------------

                  Tennessee - 2.72%

    500,000       Memphis Water Revenue, Series A
                  6.00%, 01/01/07........................          527,500
  2,000,000       Metropolitan Government
                  Nashville and Davidson County, GO
                  5.88%, 05/15/26........................        2,027,500
  1,000,000       Metropolitan Government
                  Nashville and Davidson County
                  Health and Education Facilities Board,
                  Vanderbilt University, Series B
                  6.30%, 10/01/14........................        1,045,000
                                                              ------------
                                                                 3,600,000
                                                              ------------

                  Texas - 3.42%

    215,000       Harris County, Toll Road,
                  Unrefunded, Series A
                  6.50%, 08/15/17
                  Insured: AMBAC.........................          238,113
     35,000       Harris County, Toll Road,
                  Unrefunded, Series A
                  6.50%, 08/15/17
                  Insured: AMBAC.........................           37,669
  1,000,000       North Central
                  Health Facilities Development Corp.,
                  Presbyterian Healthcare
                  5.90%, 06/01/21........................          993,750
    950,000       North Texas Higher Education Authority,
                  Student Loan Revenue, Series A
                  6.50%, 04/01/99
                  Insured: AMBAC.........................          974,938
  2,000,000       San Antonio Airport System
                  7.13%, 07/01/05
                  Insured: AMBAC.........................        2,285,000
                                                              ------------
                                                                 4,529,470
                                                              ------------

                  Utah - 2.28%

$ 2,000,000       Intermountain Power Agency, Utah
                  Power Supply, Series A
                  5.50%, 07/01/10........................     $  1,995,000
  1,000,000       Intermountain Power Agency, Utah
                  Power Supply, Series F
                  6.75%, 07/01/98........................        1,023,770
                                                              ------------
                                                                 3,018,770
                                                              ------------

                  Vermont - 0.74%

  1,000,000       Vermont State, GO, Series A
                  5.13%, 01/15/14........................          977,500
                                                              ------------

                  Virginia - 3.36%

  1,000,000       Norfolk
                  Industrial Development Authority,
                  Childrens Hospital, Kings Group
                  6.50%, 06/01/21
                  Insured: AMBAC.........................        1,053,750
  2,000,000       Upper Occoquan Sewage Authority,
                  Regional Sewage Revenue, Series A
                  5.00%, 07/01/25
                  Insured: MBIA..........................        1,807,500
  1,500,000       Virginia Beach, Public Improvement,
                  GO, Series A
                  6.88%, 05/01/05........................        1,588,125
                                                              ------------
                                                                 4,449,375
                                                              ------------

                  Washington - 5.41%

  1,000,000       Lewis County Public Utilities
                  District No. 1,
                  Cowlitz Falls Hydroelectric
                  5.50%, 10/01/13........................          992,500
  1,000,000       Seattle Municipal Light and Power
                  5.38%, 11/01/18........................          957,500
  1,000,000       Seattle Municipality, Metropolitan Seattle
                  Sewer Revenue,  Series S
                  6.80%, 01/01/02........................        1,045,000
    500,000       Washington State, GO, Series 93A
                  5.75%, 10/01/17........................          503,750
  1,000,000       Washington State, GO, Series R-96B
                  5.00%, 07/01/09........................          965,000
  1,500,000       Washington State Public Power
                  Supply System,
                  Nuclear Project No. 1, Series A
                  7.25%, 07/01/99........................        1,610,625
  1,000,000       Washington State Public Power
                  Supply System,
                  Nuclear Project No. 2, Series C
                  7.30%, 07/01/00........................        1,087,500
                                                              ------------
                                                                 7,161,875
                                                              ------------

                       See Notes to Financial Statements.

                             Tax-Exempt Bond Fund
[THE GALAXY FUND             PORTFOLIO OF INVESTMENTS (continued)
LOGO APPEARS HERE]           October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
                  West Virginia - 0.37%

$   500,000       West Virginia State
                  Housing Development Fund, Series A
                  5.50%, 11/01/14........................     $    487,500
                                                              ------------


                  Wisconsin - 2.77%

    600,000       Milwaukee Metropolitan Sewer District,
                  GO, Series A
                  6.50%, 10/01/98........................          624,750
    500,000       Mukwonago School District, GO
                  5.90%, 03/01/13
                  Insured: AMBAC.........................          529,375
    500,000       Verona Area School District, GO,
                  Series A
                  5.90%, 10/01/13
                  Insured: FGIC..........................          510,000
  1,000,000       Wisconsin State, GO, Series A
                  5.00%, 05/01/13........................          951,250
  1,000,000       Wisconsin State Transportation,
                  Pre-refunded, Series B
                  5.75%, 07/01/12........................        1,053,750
                                                              ------------
                                                                 3,669,125
                                                              ------------

                  Other Territories - 1.23%

  1,650,000       Puerto Rico Public Buildings Authority,
                  Government Facilities, Series A
                  5.50%, 07/01/21........................        1,633,500
                                                              ------------

Total Investments - 98.45%...............................      130,243,627
                                                              ------------
(Cost $127,340,806)
Net Other Assets and Liabilities - 1.55%.................        2,045,232
                                                              ------------
Net Assets - 100.00%.....................................     $132,288,859
                                                              ============

----------------------------------------------------------
AMBAC          American Municipal Bond Assurance Corp.
Connie Lee     College Construction Loan Association
FGIC           Federal Guaranty Insurance Corp.
FSA            Financial Security Assurance
GO             General Obligation
HEFA           Health and Educational Facilities Authority
MBIA           Municipal Bond Investors Assurance
PCR            Pollution Control Revenue
SP OB          Special Obligation

                       See Notes to Financial Statements.

                              New York Municipal Bond Fund
[THE GALAXY FUND              PORTFOLIO OF INVESTMENTS
LOGO APPEARS HERE]            October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
MUNICIPAL SECURITIES - 99.66%

                  New York - 99.66%

$ 1,000,000       Albany County, GO
                  5.50%, 06/01/08
                  Insured: FGIC...........................    $  1,016,250
    500,000       Albany County, GO
                  5.25%, 11/01/08
                  Insured: MBIA...........................         498,748
    500,000       Albany County, GO
                  5.25%, 11/01/09
                  Insured: MBIA...........................         496,250
    300,000       Battery Park City Authority
                  7.60%, 05/01/06.........................         328,875
  2,000,000       Battery Park City Authority
                  Senior Lien, Series A
                  5.00%, 11/01/08.........................       1,885,000
    100,000       Canandaigua City School District, GO
                  6.50%, 06/01/10
                  Insured: AMBAC..........................         109,625
    150,000       Chenango, GO
                  6.00%, 07/15/06.........................         160,125
    650,000       Farmingdale Union Free School
                  District, GO
                  5.13%, 08/01/07
                  Insured: FGIC...........................         641,875
    100,000       Grand Island, GO
                  6.10%, 05/15/04.........................         105,250
  1,000,000       Hempstead Town, GO
                  5.00%, 08/01/06
                  Insured: AMBAC..........................         996,250
    100,000       Huntington, GO, Series B
                  6.25%, 04/15/07
                  Insured: AMBAC..........................         107,000
    500,000       Irvington Union Free School District,
                  GO, Series B
                  5.10%, 07/15/06
                  Insured: AMBAC..........................         501,875
    100,000       Monroe County Public Improvement,
                  GO
                  6.20%, 06/01/05
                  Insured: AMBAC..........................         106,875
    750,000       Monroe County Public Improvement,
                  GO
                  6.10%, 03/01/09
                  Insured: MBIA...........................         785,625
    100,000       Monroe County Public Improvement,
                  GO
                  6.10%, 06/01/14
                  Insured: AMBAC...........................        109,625
    900,000       Monroe County Public Improvement,
                  GO, Unrefunded Balance
                  6.10%, 06/01/14
                  Insured: AMBAC...........................        942,750
  1,000,000       Monroe County, Water Authority,
                  Series A
                  6.25%, 08/01/11..........................      1,042,500
$   450,000       Municipal Assistance Corporation,
                  Series 59
                  6.50%, 07/01/07..........................   $    456,705
    750,000       Municipal Assistance Corporation,
                  Series 61
                  5.75%, 07/01/08..........................        757,583
    225,000       Nassau County, GO
                  6.10%, 05/15/05
                  Insured: MBIA............................        243,000
    500,000       New Castle Public Improvement, GO
                  5.88%, 09/15/09..........................        516,875
    200,000       New Paltz Central School District, GO
                  6.00%, 06/15/06
                  Insured: AMBAC...........................        213,500
    750,000       New York City Municipal Water
                  Finance Authority,
                  Water and Sewer Assistance, Series A
                  5.90%, 06/15/04..........................        799,688
    500,000       New York City Municipal Water
                  Finance Authority,
                  Water and Sewer Assistance, Series A
                  6.10%, 06/15/06..........................        535,000
  1,675,000       New York City Municipal Water
                  Finance Authority,
                  Water and Sewer Assistance, Series A
                  5.50%, 06/15/11..........................      1,672,906
  1,000,000       New York City Municipal Water
                  Finance Authority,
                  Water and Sewer Assistance, Series A
                  6.00%, 06/15/17..........................      1,008,750
  1,000,000       New York City Municipal Water
                  Finance Authority,
                  Water and Sewer Assistance, Series A
                  5.75%, 06/15/18
                  Insured: AMBAC...........................        996,250
    750,000       New York City Municipal Water
                  Finance Authority,
                  Water and Sewer Assistance, Series B
                  5.75%, 06/15/13
                  Insured: MBIA............................        774,375
  2,000,000       New York City Municipal Water
                  Finance Authority,
                  Water and Sewer Assistance, Series B
                  5.75%, 06/15/26
                  Insured: MBIA............................      1,995,000
    200,000       New York State, GO
                  6.70%, 03/01/07..........................        217,500
  1,000,000       New York State, GO
                  6.25%, 09/15/07..........................      1,070,000
    100,000       New York State, GO
                  6.90%, 02/01/08..........................        109,000
    500,000       New York State, GO
                  6.25%, 06/15/08..........................        530,000
  1,000,000       New York State, GO
                  5.50%, 06/15/10..........................      1,000,000
  1,000,000       New York State, GO
                  6.13%, 11/15/10..........................      1,040,000

                       See Notes to Financial Statements.

                              New York Municipal Bond Fund
[THE GALAXY FUND              PORTFOLIO OF INVESTMENTS (continued)
LOGO APPEARS HERE]            October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
                  New York (continued)

$   500,000       New York State, GO
                  6.00%, 11/15/11..........................   $    519,375
    500,000       New York State, GO, Series A
                  5.50%, 03/15/05..........................        512,500
  1,030,000       New York State Dormitory Authority
                  Cornell University
                  5.40%, 07/01/12..........................      1,023,563
    500,000       New York State Dormitory Authority
                  New York University
                  6.25%, 07/01/09
                  Insured: FGIC............................        530,000
  1,000,000       New York State Dormitory Authority
                  St. Johns University
                  5.70%, 07/01/26..........................        993,750
    500,000       New York State Dormitory Authority
                  University of Rochester
                  6.50%, 07/01/09..........................        515,730
  1,000,000       New York State Dormitory Authority
                  University of Rochester,
                  Strong Memorial Hospital
                  5.40%, 07/01/06..........................      1,020,000
  1,500,000       New York State Energy Research
                  & Development Authority,
                  Gas Facilities, Brooklyn Union Gas
                  Company, Series A
                  5.50%, 01/01/21
                  Insured: MBIA............................      1,460,625
  1,000,000       New York State Environmental
                  Facilities Corp.,
                  State Water, Revolving Fund, PCR,
                  NYC Municipal Water
                  5.60%, 06/15/05..........................      1,043,750
  1,000,000       New York State Environmental
                  Facilities Corp., State Water,
                  Revolving Fund, PCR,
                  Pooled Loan, Series A
                  5.35%, 09/15/06..........................      1,028,750
  1,000,000       New York State Environmental
                  Facilities Corp., State Water,
                  Revolving Fund, PCR,
                  Pooled Loan, Series A
                  5.40%, 09/15/07..........................      1,022,500
    500,000       New York State Environmental
                  Facilities Corp., State Water,
                  Revolving Fund, PCR,
                  Pooled Loan, Series B
                  6.50%, 09/15/08..........................        547,500
    100,000       New York State Environmental
                  Facilities Corp., State Water,
                  Revolving Fund, PCR, Series A
                  6.40%, 09/15/06..........................        109,500
    100,000       New York State Environmental
                  Facilities Corp., State Water,
                  Revolving Fund, PCR, Series E
                  6.30%, 06/15/02..........................        108,750
$   100,000       New York State Environmental
                  Facilities Corp., State Water,
                  Revolving Fund, PCR,
                  Series E
                  6.88%, 06/15/10..........................        110,000
    500,000       New York State Housing Finance Agency,
                  Multifamily Mortgage Housing,
                  Series A
                  6.95%, 08/15/12..........................        530,625
    300,000       New York State Local Government
                  Assistance Corp., Series A
                  6.88%, 04/01/06..........................        330,375
    250,000       New York State Local Government
                  Assistance Corp., Series B
                  6.00%, 04/01/07..........................        263,125
  1,000,000       New York State Local Government
                  Assistance Corp., Series B
                  5.63%, 04/01/13..........................        998,750
  1,000,000       New York State Local Government
                  Assistance Corp., Series B
                  6.00%, 04/01/18..........................      1,012,500
  1,250,000       New York State Local Government
                  Assistance Corp., Series C
                  6.00%, 04/01/07..........................      1,315,625
    250,000       New York State Local Government
                  Assistance Corp., Series C
                  6.50%, 04/01/15..........................        263,125
    300,000       New York State Local Government
                  Assistance Corp., Series D
                  7.00%, 04/01/11..........................        330,750
    750,000       New York State Medical Care Facilities
                  Finance Agency,
                  Second Mortgage Program,
                  Health Care Projects, Series A
                  5.05%, 02/15/08..........................        729,375
    800,000       New York State Medical Care Facilities
                  Finance Agency,
                  Second Mortgage Program,
                  Health Care Projects, Series B
                  6.35%, 11/01/14..........................        826,000
    500,000       New York State Mortgage Agency
                  Homeowner Mortgage, Series 27
                  6.90%, 04/01/15..........................        533,125
    145,000       New York State Mortgage Agency
                  Revenue, Series A,
                  6.88%, 04/01/17..........................        146,631
  1,000,000       New York State Power Authority
                  Revenue, Series AA
                  6.38%, 01/01/12..........................      1,046,250
    500,000       New York State Power Authority
                  Revenue, Series BB
                  6.30%, 01/01/07..........................        533,750
  1,000,000       New York State Power Authority
                  Revenue, Series CC
                  5.00%, 01/01/08..........................        978,750
    500,000       New York State Power Authority
                  Revenue, Series Z
                  6.63%, 01/01/12..........................        530,625

                       See Notes to Financial Statements.

                               New York Municipal Bond Fund
[THE GALAXY FUND               PORTFOLIO OF INVESTMENTS (continued)
LOGO APPEARS HERE]             October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
                  New York (continued)

$ 1,750,000       New York State Thruway Authority Revenue,
                  Highway & Bridge Trust Fund,
                  Series A
                  5.25%, 04/01/14
                  Insured: AMBAC............................. $  1,697,500
  1,250,000       New York State Thruway Authority
                  Revenue, Series A
                  5.88%, 01/01/07............................    1,296,875
    500,000       Onandaga County, GO
                  5.88%, 02/15/10............................      529,375
    250,000       Orange County, GO
                  6.20%, 12/01/09............................      263,125
    100,000       Orange County, GO
                  6.20%, 12/01/10............................      105,125
    100,000       Orleans County, GO
                  6.50%, 09/15/08............................      111,125
    450,000       Oyster Bay, GO, Series A
                  5.25%, 04/15/05
                  Insured: FGIC..............................      454,500
    500,000       Oyster Bay, GO, Series A
                  5.30%, 04/15/08
                  Insured: FGIC..............................      498,125
    200,000       Port Authority of New York
                  and New Jersey
                  Consolidated Loan, Series 71
                  6.90%, 07/15/09............................      212,750
    500,000       Port Authority of New York
                  and New Jersey,
                  Consolidated Loan, Series 78
                  6.50%, 04/15/11............................      523,125
    500,000       Port Authority of New York
                  and New Jersey,
                  Consolidated Loan, Series 82
                  5.70%, 08/01/07............................      522,500
  1,000,000       Port Authority of New York
                  and New Jersey,
                  Consolidated Loan, Series 86
                  5.00%, 07/01/06............................    1,008,750
    500,000       Port Authority of New York
                  and New Jersey,
                  Consolidated Loan, Series 100
                  5.75%, 12/15/13............................      510,625
    500,000       Rochester, GO, Series A
                  5.00%, 08/15/07
                  Insured: AMBAC.............................      498,125
    500,000       Syracuse, GO
                  6.70%, 02/15/07............................      548,750
  1,000,000       Syracuse, GO, Series A
                  5.10%, 02/15/08............................      981,250
    500,000       Tompkins County, GO, Series B
                  5.63%, 09/15/12............................      503,750
  1,000,000       Triborough Bridge and
                  Tunnel Authority, Revenue,
                  General Purpose, Series A
                  5.00%, 01/01/07............................      988,750
    500,000       Triborough Bridge
                  and Tunnel Authority, Revenue,
                  General Purpose, Series X
                  6.00%, 01/01/06............................      525,625
$   500,000       Triborough Bridge
                  and Tunnel Authority, Revenue,
                  General Purpose, Series X
                  6.00%, 01/01/07............................      523,125
    750,000       Triborough Bridge
                  and Tunnel Authority, Revenue,
                  General Purpose, Series X
                  6.00%, 01/01/08............................      781,875
    300,000       Triborough Bridge
                  and Tunnel Authority, Revenue,
                  General Purpose, Series X
                  6.63%, 01/01/12............................      337,125
    750,000       Triborough Bridge
                  and Tunnel Authority, Revenue,
                  General Purpose, Series Y
                  6.00%, 01/01/12............................      795,938
    100,000       Triborough Bridge
                  and Tunnel Authority, Revenue, SP OB
                  6.10%, 01/01/05
                  Insured: FGIC..............................      106,500
    250,000       Triborough Bridge
                  and Tunnel Authority, Revenue, SP OB
                  6.15%, 01/01/06
                  Insured: FGIC..............................      267,813
    350,000       Triborough Bridge
                  and Tunnel Authority, Revenue, SP OB
                  6.20%, 01/01/07
                  Insured: FGIC..............................      373,625
    500,000       United Nations Development Corp.
                  Senior Lien, Series A
                  6.00%, 07/01/06............................      527,500
  2,000,000       United Nations Development Corp.
                  Senior Lien, Series A
                  6.00%, 07/01/12............................    2,032,500
    500,000       United Nations Development Corp.
                  Subordinate Lien, Series B
                  6.20%, 07/01/11............................      521,250
  1,000,000       White Plains, GO
                  4.80%, 01/15/07............................      963,750
                                                              ------------

Total Investments - 99.66%...................................   63,697,055
                                                              ------------
(Cost $62,151,913)
Net Other Assets and Liabilities - 0.34%.....................      218,870
                                                              ------------
Net Assets - 100.00%......................................... $ 63,915,925
                                                              ============

-------------------------------------------------
AMBAC     American Municipal Bond Assurance Corp.
FGIC      Federal Guaranty Insurance Corp.
GO        General Obligation
MBIA      Municipal Bond Investors Assurance
PCR       Pollution Control Revenue
SP OB     Special Obligation

                       See Notes to Financial Statements.

[THE GALAXY FUND           Connecticut Municipal Bond Fund
LOGO APPEARS HERE]         PORTFOLIO OF INVESTMENTS
                           October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
MUNICIPAL SECURITIES - 99.77%

                  Connecticut - 99.26%

$   245,000       Bolton, GO
                  5.10%, 06/01/06..........................   $    243,163
    145,000       Bozrah, GO
                  4.90%, 04/15/03
                  Insured: MBIA............................        147,526
    355,000       Bristol Water, GO
                  5.15%, 06/15/07..........................        357,663
    175,000       Brookfield, GO
                  5.10%, 07/15/07..........................        174,781
    210,000       Brookfield, GO
                  5.20%, 07/15/09..........................        207,638
    250,000       Cheshire, GO
                  4.30%, 08/15/01..........................        247,813
    250,000       Cheshire, GO
                  5.10%, 08/15/07..........................        248,750
    400,000       Connecticut State Airport Revenue,
                  Bradley International Airport
                  7.40%, 10/01/04
                  Insured: FGIC............................        469,000
    325,000       Connecticut State Clean Water Fund
                  5.50%, 10/01/04..........................        342,875
    200,000       Connecticut State Clean Water Fund
                  6.00%, 10/01/12..........................        214,250
    750,000       Connecticut State
                  Development Authority, Water
                  Facility, Stamford Water Co. Project
                  5.30%, 09/01/28..........................        694,688
    200,000       Connecticut State, GO
                  6.70%, 12/01/98..........................        209,524
    100,000       Connecticut State, GO, Series A
                  4.75%, 11/15/01..........................        101,250
    250,000       Connecticut State, GO, Series A
                  5.00%, 11/15/03..........................        255,000
    250,000       Connecticut State, GO, Series A
                  5.10%, 11/15/04..........................        254,688
    200,000       Connecticut State, GO, Series B
                  4.80%, 09/15/01..........................        203,000
     75,000       Connecticut State, GO, Series B
                  5.25%, 03/15/06..........................         76,594
    100,000       Connecticut State, GO, Series B
                  6.50%, 08/01/06..........................        107,375
    400,000       Connecticut State, GO, Series B
                  5.40%, 03/15/08..........................        408,000
    315,000       Connecticut State, GO, Series C
                  4.90%, 05/01/04..........................        317,756
    100,000       Connecticut State, GO, Series C
                  5.00%, 05/01/05..........................        100,625
    500,000       Connecticut State, GO, Series C
                  5.50%, 08/15/05..........................        520,625
  1,000,000       Connecticut State, GO, Series D
                  4.70%, 08/01/03..........................      1,002,500
    300,000       Connecticut State, GO, Series D
                  4.75%, 08/01/04..........................        299,625
    500,000       Connecticut State, GO, Series D
                  5.00%, 08/01/07..........................        495,625
$   500,000       Connecticut State, GO, Series E
                  6.00%, 03/15/12..........................        533,125
     50,000       Connecticut State HEFA
                  Cherry Brook Nursing Center Project
                  5.88%, 11/01/12..........................         50,875
    250,000       Connecticut State HEFA
                  Connecticut State University System,
                   Series A
                  5.13%, 11/01/09
                  Insured: MBIA............................        244,688
    500,000       Connecticut State HEFA
                  Connecticut State University System,
                  Series A
                  5.13%, 11/01/10
                  Insured: MBIA............................        486,250
    750,000       Connecticut State HEFA
                  Greenwich Hospital Issue, Series A
                  5.30%, 07/01/08
                  Insured: MBIA............................        750,000
    375,000       Connecticut State HEFA
                  Newington Childrens Hospital, Series A
                  5.65%, 07/01/05
                  Insured: MBIA............................        392,813
    200,000       Connecticut State HEFA
                  St. Francis Hospital and Medical Center,
                  Series C
                  4.80%, 07/01/07
                  Insured: FGIC............................        192,500
    300,000       Connecticut State HEFA
                  St. Francis Hospital and Medical Center,
                  Series C
                  5.00%, 07/01/13
                  Insured: FGIC............................        280,875
    200,000       Connecticut State HEFA
                  Taft School Issue, Series B
                  5.25%, 07/01/13..........................        189,750
    200,000       Connecticut State HEFA
                  Taft School Issue, Series B
                  5.40%, 07/01/20..........................        187,000
    350,000       Connecticut State HEFA
                  Yale University, Series K
                  6.38%, 07/01/13..........................        358,750
    200,000       Connecticut State Housing
                  Finance Authority,
                  Housing Mortgage Finance Program,
                  Series A
                  5.40%, 05/15/04..........................        204,500
    105,000       Connecticut State Housing
                  Finance Authority,
                  Housing Mortgage Finance Program,
                  Series A
                  5.60%, 05/15/05..........................        108,806
    125,000       Connecticut State Housing
                  Finance Authority,
                  Housing Mortgage Finance Program,
                  Series A-1
                  5.85%, 11/15/16..........................        125,156

                       See Notes to Financial Statements.
                                       18

[THE GALAXY FUND            Connecticut Municipal Bond Fund
LOGO APPEARS HERE]          PORTFOLIO OF INVESTMENTS (continued)
                            October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
                  Connecticut (continued)

$   400,000       Connecticut State Housing
                  Finance Authority,
                  Housing Mortgage Finance Program,
                  Series B
                  6.25%, 11/15/05.............................$    422,500
    100,000       Connecticut State Housing
                  Finance Authority,
                  Housing Mortgage Finance Program,
                  Series B
                  6.20%, 05/15/12.............................     102,250
    415,000       Connecticut State Housing
                  Finance Authority,
                  Housing Mortgage Finance Program,
                  Series F-1
                  5.60%, 05/15/14.............................     409,294
    300,000       Connecticut State Resource
                  Recovery Authority,
                  Mid-Connecticut System, Series A
                  5.60%, 11/15/99.............................     309,750
    620,000       Connecticut State Special Assessment,
                  Unemployment Compensation, Series A
                  4.60%, 11/15/00
                  Insured: AMBAC..............................     623,875
    400,000       Connecticut State Special Tax Obligation,
                  Transportation Infrastructure, Series A
                  6.80%, 06/01/99.............................     424,000
    200,000       Connecticut State Special Tax Obligation,
                  Transportation Infrastructure, Series A
                  4.75%, 09/01/01.............................     201,500
    100,000       Connecticut State Special Tax Obligation,
                  Transportation Infrastructure, Series A
                  5.00%, 09/01/03.............................     101,375
    150,000       Connecticut State Special Tax Obligation,
                  Transportation Infrastructure, Series A
                  5.10%, 09/01/04.............................     152,250
    950,000       Connecticut State Special Tax Obligation,
                  Transportation Infrastructure, Series A
                  5.13%, 09/01/05.............................     960,688
    500,000       Connecticut State Special Tax Obligation,
                  Transportation Infrastructure, Series A
                  5.25%, 09/01/06.............................     506,250
    700,000       Connecticut State Special Tax Obligation,
                  Transportation Infrastructure, Series A
                  5.40%, 04/01/07.............................     712,250
  1,250,000       Connecticut State Special Tax Obligation,
                  Transportation Infrastructure, Series A
                  5.25%, 09/01/07.............................   1,270,313
    925,000       Connecticut State Special Tax Obligation,
                  Transportation Infrastructure, Series A
                  5.38%, 09/01/08.............................     943,500
    750,000       Connecticut State Special Tax Obligation,
                  Transportation Infrastructure, Series B
                  4.40%, 10/01/04.............................     722,813
    400,000       Connecticut State Special Tax Obligation,
                  Transportation Infrastructure, Series B
                  6.13%, 09/01/12.............................     430,500
    170,000       Connecticut State Special Tax Obligation,
                  Transportation Infrastructure, Series C
                  4.50%, 10/01/04.............................     165,113
$   200,000       Danbury, GO
                  5.63%, 02/01/13.............................     201,250
    175,000       East Haddam, GO
                  5.00%, 05/01/06
                  Insured: MBIA...............................     173,688
    100,000       East Hampton, GO
                  4.95%, 06/15/04
                  Insured: MBIA...............................     101,750
    250,000       East Hampton, GO
                  5.10%, 06/15/05
                  Insured: MBIA...............................     254,375
    175,000       Groton City, GO
                  5.30%, 05/15/06.............................     176,094
     50,000       Groton City, GO
                  5.40%, 05/15/07.............................      50,563
    250,000       Groton Town, GO, Lot A
                  5.00%, 08/15/07.............................     242,813
    500,000       Guilford, GO
                  5.00%, 11/15/08.............................     481,875
    500,000       Hamden, GO
                  5.50%, 08/15/14
                  Insured: MBIA...............................     497,500
    250,000       Hartford County,
                  Metropolitan District, GO
                  6.70%, 10/01/09.............................     284,688
    500,000       Hartford County,
                  Metropolitan District, GO
                  5.10%, 12/01/09.............................     490,000
    200,000       Madison, GO
                  5.00%, 05/01/06.............................     198,000
    300,000       Meriden, GO
                  5.75%, 10/15/04
                  Insured: AMBAC..............................     322,125
    100,000       Middletown, GO
                  6.50%, 04/15/98.............................     103,500
    100,000       Middletown, GO
                  4.75%, 04/15/01.............................     101,750
    400,000       Milford, GO
                  5.00%, 01/15/08.............................     395,000
    370,000       Montville, GO
                  5.30%, 12/01/09.............................     370,925
    370,000       Montville, GO
                  5.35%, 12/01/10.............................     371,388
    100,000       New Milford, GO
                  5.80%, 10/01/01.............................     106,000
    250,000       New Milford, GO
                  5.50%, 08/01/08.............................     260,625
    140,000       North Branford, GO
                  5.00%, 02/01/11.............................     131,950
    150,000       North Branford, GO
                  5.00%, 12/01/12.............................     141,000
    350,000       Norwalk, GO
                  5.00%, 01/15/05.............................     353,938
    200,000       Norwalk, GO
                  5.00%, 01/15/06.............................     200,500
    500,000       Norwich, GO
                  5.63%, 09/15/07.............................     522,500
     50,000       Regional School District No. 5, GO
                  4.90%, 05/15/02.............................      50,813

                       See Notes to Financial Statements.
                                       19

[THE GALAXY FUND            Connecticut Municipal Bond Fund
LOGO APPEARS HERE]          PORTFOLIO OF INVESTMENTS (continued)
                            October 31, 1996


                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
                  Connecticut (continued)

$   330,000       Regional School District No. 5, GO
                  5.05%, 05/15/04..........................   $    329,175
    135,000       Regional School District No. 5, GO
                  5.15%, 05/15/05..........................        136,688
    225,000       South Central Regional
                  Water Authority,
                  Water System, Series 11
                  5.75%, 08/01/12
                  Insured: FGIC............................        229,500
    200,000       South Central Regional
                  Water Authority,
                  Water System, Series 12
                  4.90%, 08/01/04
                  Insured: FGIC............................        199,750
    100,000       South Central Regional
                  Water Authority,
                  Water System, Series 12
                  5.00%, 08/01/05
                  Insured: FGIC............................         99,875
    175,000       South Central Regional
                  Water Authority,
                  Water System, Series 12
                  5.13%, 08/01/07
                  Insured: FGIC............................        173,688
    250,000       South Central Regional
                  Water Authority,
                  Water System, Series 12
                  5.25%, 08/01/12
                  Insured: FGIC............................        245,000
    110,000       Stonington, GO
                  5.00%, 06/15/06..........................        110,000
     75,000       Torrington, GO
                  5.20%, 04/15/06
                  Insured: FGIC............................         76,219
    100,000       Trumbull, GO
                  6.00%, 05/15/04..........................        108,125
     55,000       Washington, GO
                  4.85%, 11/01/10..........................         51,700
     55,000       Washington, GO
                  4.90%, 11/01/11..........................         51,563
    100,000       West Hartford, GO
                  6.00%, 05/01/07..........................        107,500
    100,000       West Haven, GO, Series A
                  4.75%, 12/01/01..........................        101,250
    250,000       West Haven, GO, Series B
                  5.20%, 06/01/05..........................        253,125
    250,000       West Haven, GO, Series B
                  5.40%, 06/01/09..........................        250,000
                                                              ------------
                                                                29,371,411
                                                              ------------

                  Other Territories - 0.51%

$   150,000       Puerto Rico Telephone Authority,
                  Series M
                  4.80%, 01/01/01..........................   $    151,313
                                                              ------------

Total Investments - 99.77%.................................     29,522,724
                                                              ------------
(Cost $29,346,410)
Net Other Assets and Liabilities - 0.23%...................         69,306
                                                              ------------
Net Assets - 100.00%.......................................   $ 29,592,030
                                                              ============

-----------------------------------------------------
AMBAC     American Municipal Bond Assurance Corp.
FGIC      Federal Guaranty Insurance Corp.
GO        General Obligation
HEFA      Health and Educational Facilities Authority
MBIA      Municipal Bond Investors Assurance

                       See Notes to Financial Statements.

[THE GALAXY FUND                               Massachusetts Municipal Bond Fund
LOGO APPEARS HERE]                             PORTFOLIO OF INVESTMENTS
                                               October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
MUNICIPAL SECURITIES - 97.71%

                  Massachusetts - 97.71%

$   250,000       Andover, GO
                  5.10%, 11/15/08............................ $    241,875
    300,000       Attleboro, GO
                  5.20%, 07/01/02
                  Insured: AMBAC.............................      308,601
    250,000       Attleboro, GO
                  5.50%, 12/01/13............................      249,375
    375,000       Billerica, GO, Lot A
                  5.40%, 07/15/09
                  Insured: MBIA..............................      373,594
    250,000       Boston, GO
                  5.25%, 10/01/05
                  Insured: MBIA..............................      255,938
    200,000       Boston, GO, Series A
                  5.00%, 02/01/03
                  Insured: AMBAC.............................      203,000
    250,000       Boston, GO, Series A
                  4.70%, 07/01/05
                  Insured: AMBAC.............................      244,375
     70,000       Boston, GO, Series A
                  5.35%, 02/01/06
                  Insured: AMBAC.............................       71,575
    360,000       Boston, GO, Series A
                  5.45%, 02/01/07
                  Insured: AMBAC.............................      367,650
    225,000       Boston, GO, Series A
                  5.55%, 02/01/08
                  Insured: AMBAC.............................      229,781
    200,000       Boston Metropolitan District, GO
                  5.35%, 12/01/12............................      197,250
    290,000       Boston Metropolitan District, GO
                  5.35%, 12/01/14............................      284,200
    200,000       Boston Water and
                  Sewer Commission,
                  Senior Series A
                  5.50%, 11/01/01
                  Insured: FSA...............................      208,000
     50,000       Boston Water and
                  Sewer Commission,
                  Senior Series A
                  5.25%, 11/01/07............................       50,375
     50,000       Boston Water and
                  Sewer Commission,
                  Senior Series A
                  5.40%, 11/01/09............................       50,125
     25,000       Boston Water and
                  Sewer Commission,
                  Senior Series A
                  5.25%, 11/01/11............................       24,500
    230,000       Boston Water and
                  Sewer Commission,
                  Senior Series A, Pre-refunded
                  7.00%, 11/01/01
                  Insured: FGIC..............................      259,038
    250,000       Brookline, GO
                  4.50%, 01/15/06............................      237,813
$   100,000       Brookline, GO
                  5.60%, 09/01/10............................      101,500
    230,000       Burlington, GO
                  5.05%, 01/15/11............................      217,925
    155,000       Chatham, GO
                  4.60%, 01/15/05............................      152,094
     10,000       Dedham-Westwood Water District,
                  GO
                  5.20%, 11/01/05
                  Insured: MBIA..............................       10,163
     50,000       Dedham-Westwood Water District,
                  GO
                  5.40%, 11/01/07
                  Insured: MBIA..............................       50,563
    250,000       Deerfield, GO
                  5.60%, 06/15/02............................      262,813
     25,000       Fairhaven
                  7.10%, 02/01/04............................       27,063
    250,000       Franklin, GO
                  5.50%, 11/15/02
                  Insured: MBIA..............................      261,875
    250,000       Franklin, GO
                  5.25%, 11/15/11
                  Insured: MBIA..............................      244,688
    100,000       Kingston, GO
                  5.70%, 08/01/07............................      103,500
    105,000       Lawrence, GO
                  4.63%, 09/15/99............................      105,525
    250,000       Lawrence, GO
                  5.13%, 09/15/03............................      252,813
    570,000       Longmeadow, GO
                  5.25%, 11/15/13............................      547,913
    250,000       Lowell, GO
                  6.05%, 04/01/11
                  Insured: CGIC..............................      263,125
    200,000       Lowell, GO, Series A
                  5.10%, 01/15/04
                  Insured: FSA...............................      202,250
    265,000       Lowell, GO, Series A
                  5.20%, 01/15/05
                  Insured: FSA...............................      268,313
     25,000       Ludlow, GO
                  7.30%, 11/01/02
                  Insured: MBIA..............................       28,438
     35,000       Lynn Water and Sewer Commission
                  5.50%, 06/01/99
                  Insured: FGIC..............................       35,963
    100,000       Lynn Water and Sewer Commission
                  5.30%, 12/01/06
                  Insured: FGIC..............................      101,625
    130,000       Massachusetts Bay Transportation
                  Authority, Series A
                  6.00%, 03/01/12............................      132,925
    200,000       Massachusetts Bay Transportation
                  Authority, Series A
                  5.75%, 03/01/22............................      200,000

                       See Notes to Financial Statements.

[THE GALAXY FUND                            Massachusetts Municipal Bond Fund
LOGO APPEARS HERE]                          PORTFOLIO OF INVESTMENTS (continued)
                                            October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------

                  Massachusetts (continued)

$    70,000       Massachusetts Bay Transportation
                  Authority, Series A
                  5.75%, 03/01/22
                  Insured: FGIC.............................. $     70,175
    350,000       Massachusetts Bay Transportation
                  Authority, Series B
                  5.50%, 03/01/21............................      338,625
  1,000,000       Massachusetts Bay Transportation
                  Authority, General Transportation, Series B
                  5.38%, 03/01/25
                  Insured: AMBAC.............................      957,500
     50,000       Massachusetts Bay Transportation
                  Authority, Transportation System, Series C
                  6.10%, 03/01/23............................       51,625
    200,000       Massachusetts Municipal Wholesale
                  Electric Copower
                  Supply System, Series A
                  6.50%, 07/01/02
                  Insured: AMBAC.............................      217,750
    300,000       Massachusetts Municipal Wholesale
                  Electric Copower
                  Supply System, Series B
                  4.80%, 07/01/07
                  Insured: MBIA..............................      291,375
    100,000       Massachusetts Municipal Wholesale
                  Electric Copower
                  Supply System, Series E
                  5.75%, 07/01/02
                  Insured: AMBAC.............................      105,125
    250,000       Massachusetts State, GO, Series A
                  6.25%, 07/01/02............................      270,000
    250,000       Massachusetts State, GO, Series A
                  6.25%, 07/01/04............................      273,438
    750,000       Massachusetts State, GO, Series A
                  5.25%, 02/01/08............................      751,875
    100,000       Massachusetts State, GO, Series B
                  5.10%, 11/01/02............................      102,500
    200,000       Massachusetts State, GO, Series B
                  5.30%, 11/01/05............................      206,250
    100,000       Massachusetts State, GO, Series B
                  5.50%, 11/01/07............................      103,625
    250,000       Massachusetts State, GO, Series C
                  4.80%, 08/01/03
                  Insured: AMBAC.............................      250,313
    250,000       Massachusetts State, GO, Series C
                  4.80%, 08/01/03
                  Insured: MBIA..............................      250,313
    200,000       Massachusetts State Consolidated
                  Loan, GO, Series A
                  7.00%, 06/01/98............................      208,250
     50,000       Massachusetts State Consolidated
                  Loan, GO, Series A
                  5.10%, 11/01/03............................       51,250
$   250,000       Massachusetts State Consolidated
                  Loan, GO, Series A
                  5.75%, 02/01/15
                  Insured: MBIA..............................      253,125
    250,000       Massachusetts State Consolidated
                  Loan, GO, Series B
                  5.10%, 07/01/03............................      255,938
    100,000       Massachusetts State Consolidated
                  Loan, GO, Series D
                  5.75%, 05/01/12............................      101,125
    100,000       Massachusetts State Convention
                  Center Authority, Boston Common
                  Parking Garage, Series A
                  5.35%, 09/01/06............................      101,750
    100,000       Massachusetts State Convention
                  Center Authority,
                  Boston Common Parking Garage,
                  Series A
                  5.40%, 09/01/07............................      101,000
    350,000       Massachusetts State Convention
                  Center Authority,
                  Boston Common Parking Garage,
                  Series A
                  5.38%, 09/01/13............................      336,875
    200,000       Massachusetts State Convention
                  Center Authority,
                  Hynes Convention Center, Lot A
                  6.00%, 09/01/99............................      208,250
    370,000       Massachusetts State Federal Assisted
                  Housing, GO
                  6.00%, 02/01/08............................      385,263
    200,000       Massachusetts State HEFA
                  Baystate Medical Center, Series D
                  4.80%, 07/01/04
                  Insured: FGIC..............................      196,750
    150,000       Massachusetts State HEFA
                  Baystate Medical Center, Series D
                  4.90%, 07/01/05
                  Insured: FGIC..............................      147,750
    400,000       Massachusetts State HEFA
                  Beth Israel Hospital, Series G
                  5.70%, 07/01/05
                  Insured: AMBAC.............................      419,500
    350,000       Massachusetts State HEFA
                  Boston College, Series K
                  4.70%, 06/01/03............................      347,813
    300,000       Massachusetts State HEFA
                  Boston College, Series K
                  4.90%, 06/01/05............................      297,375
    250,000       Massachusetts State HEFA
                  Boston College, Series K
                  5.25%, 06/01/23
                  Insured: MBIA..............................      234,688

                       See Noes to Financial Statements.

[THE GALAXY FUND                            Massachusetts Municipal Bond Fund
LOGO APPEARS HERE]                          PORTFOLIO OF INVESTMENTS (continued)
                                            October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------

                  Massachusetts (continued)

$   385,000       Massachusetts State HEFA
                  Brigham and Womens Hospital,
                  Series E
                  4.50%, 07/01/01...........................  $    384,519
    130,000       Massachusetts State HEFA
                  Brigham and Womens Hospital,
                  Series E
                  4.60%, 07/01/02...........................       129,838
    100,000       Massachusetts State HEFA
                  Brigham and Womens Hospital,
                  Series E
                  4.80%, 07/01/04...........................        99,750
    350,000       Massachusetts State HEFA
                  Cape Cod Health System, Series A
                  5.25%, 11/15/21
                  Insured: Connie Lee.......................       325,500
     65,000       Massachusetts State HEFA
                  Childrens Hospital, Series E
                  5.40%, 10/01/01...........................        67,113
     50,000       Massachusetts State HEFA
                  Harvard University, Series M
                  5.50%, 12/01/15...........................        50,000
    100,000       Massachusetts State HEFA
                  Lahey Clinic Medical Center, Series B
                  5.63%, 07/01/15
                  Insured: MBIA.............................        98,750
    500,000       Massachusetts State HEFA
                  Lahey Clinic Medical Center, Series B
                  5.38%, 07/01/23
                  Insured: MBIA.............................       470,625
     40,000       Massachusetts State HEFA
                  Massachusetts General Hospital,
                  Series F
                  6.00%, 07/01/05
                  Insured: AMBAC............................        43,050
    250,000       Massachusetts State HEFA
                  Massachusetts General Hospital,
                  Series G
                  4.65%, 07/01/02
                  Insured: AMBAC............................       248,438
    100,000       Massachusetts State HEFA
                  Massachusetts General Hospital,
                  Series G
                  4.75%, 07/01/03
                  Insured: AMBAC............................        99,375
    100,000       Massachusetts State HEFA
                  Massachusetts General Hospital,
                  Series G
                  5.15%, 07/01/07
                  Insured: AMBAC............................        99,250
    550,000       Massachusetts State HEFA
                  Massachusetts Institute of Technology,
                  Series H
                  4.70%, 07/01/04...........................       546,563
  1,000,000       Massachusetts State HEFA
                  Massachusetts Institute of Technology,
                  Series H
                  5.00%, 07/01/10...........................       967,500
$   100,000       Massachusetts State HEFA
                  McLean Hospital, Series C
                  6.63%, 07/01/15
                  Insured: FGIC.............................       108,000
    250,000       Massachusetts State HEFA
                  Medical Center of
                  Central Massachusetts, Series B
                  6.00%, 07/01/02
                  Insured: AMBAC............................       265,625
    250,000       Massachusetts State HEFA
                  Newton-Wellesley Hospital, Series E
                  5.00%, 07/01/03
                  Insured: MBIA.............................       251,875
    200,000       Massachusetts State HEFA, Series G
                  4.50%, 07/01/02
                  Insured: MBIA.............................       197,250
    400,000       Massachusetts State HEFA, Series G
                  4.60%, 07/01/03
                  Insured: MBIA.............................       394,000
    100,000       Massachusetts State HEFA
                  South Shore Hospital, Series E
                  5.40%, 07/01/07
                  Insured: MBIA.............................       101,375
    325,000       Massachusetts State HEFA
                  South Shore Hospital, Series E
                  5.50%, 07/01/13
                  Insured: MBIA.............................       318,094
     10,000       Massachusetts State HEFA
                  Tufts University, Series F
                  5.65%, 08/15/07
                  Insured: FGIC.............................        10,275
     75,000       Massachusetts State HEFA
                  University of Massachusetts
                  Medical School
                  Research, Project A
                  6.00%, 07/01/12
                  Insured: Connie Lee.......................        76,406
     10,000       Massachusetts State HEFA
                  University of Massachusetts
                  Medical School
                  Research, Project A
                  6.00%, 07/01/23
                  Insured: Connie Lee.......................        10,013
    250,000       Massachusetts State HEFA
                  Wheaton College, Series C
                  5.25%, 07/01/19...........................       238,125
    500,000       Massachusetts State HEFA
                  Williams College, Series D
                  5.40%, 07/01/05...........................       515,000
    250,000       Massachusetts State HEFA
                  Williams College, Series D
                  5.50%, 07/01/17...........................       247,188
    150,000       Massachusetts State HEFA
                  Youville Hospital, Series B
                  5.00%, 02/15/99...........................       152,250

                       See Notes to Financial Statements.

[THE GALAXY FUND                            Massachusetts Municipal Bond Fund
LOGO APPEARS HERE]                          PORTFOLIO OF INVESTMENTS (continued)
                                            October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
                  Massachusetts (continued)

$   150,000       Massachusetts State Housing
                  Finance Agency,
                  Single Family, Series 41
                  5.25%, 06/01/01...........................  $    152,438
    400,000       Massachusetts State IFA
                  Brooks School
                  5.95%, 07/01/23...........................       403,500
    300,000       Massachusetts State IFA
                  Holy Cross College, Series II
                  5.90%, 11/01/01...........................       317,250
     50,000       Massachusetts State IFA
                  Holy Cross College
                  5.75%, 01/01/02...........................        52,438
    250,000       Massachusetts State IFA
                  Lesley College Project, Series A
                  6.00%, 07/01/10
                  Insured: Connie Lee.......................       256,563
    300,000       Massachusetts State IFA
                  Milton Academy, Series B
                  5.30%, 09/01/08
                  Insured: MBIA.............................       300,375
    240,000       Massachusetts State IFA
                  Milton Academy, Series B
                  5.25%, 09/01/19
                  Insured: MBIA.............................       225,600
    635,000       Massachusetts State Port Authority
                  5.63%, 07/01/12...........................       624,681
     40,000       Massachusetts State Port Authority,
                  Series A
                  5.50%, 07/01/07
                  Insured: FGIC.............................        40,750
    250,000       Massachusetts State Port Authority,
                  Series B
                  5.30%, 07/01/01...........................       258,125
    350,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  5.80%, 06/01/00
                  Insured: AMBAC............................       364,438
    300,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  7.00%, 06/01/02...........................       331,875
    200,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  6.00%, 06/01/13
                  Insured: AMBAC............................       204,000
    250,000       Massachusetts State, SP OB
                  Series A
                  5.80%, 06/01/14...........................       252,813
    500,000       Massachusetts State
                  Turnpike Authority, Series A
                  5.00%, 06/01/99...........................       508,125
    450,000       Massachusetts State
                  Turnpike Authority, Series A
                  4.63%, 01/01/02...........................       449,438
$    45,000       Massachusetts State
                  Turnpike Authority, Series A
                  5.10%, 01/01/08...........................        44,044
    400,000       Massachusetts State
                  Turnpike Authority, Series A
                  5.13%, 01/01/23
                  Insured: FGIC.............................       368,000
     50,000       Massachusetts State Water
                  Pollution Abatement Trust,
                  MWRA Loan Program, Series A
                  4.85%, 02/01/03...........................        50,313
    100,000       Massachusetts State Water
                  Pollution Abatement Trust,
                  MWRA Loan Program, Series A
                  4.85%, 08/01/03...........................       100,625
     50,000       Massachusetts State
                  Water Pollution Abatement Trust,
                  MWRA Loan Program, Series A
                  5.20%, 02/01/06...........................        50,500
     25,000       Massachusetts State
                  Water Pollution Abatement Trust,
                  MWRA Loan Program, Series A
                  5.30%, 02/01/07...........................        25,313
     50,000       Massachusetts State
                  Water Pollution Abatement Trust,
                  MWRA Loan Program, Series A
                  5.30%, 08/01/07...........................        50,625
    250,000       Massachusetts State
                  Water Pollution Abatement Trust,
                  MWRA Loan Program, Series A
                  5.40%, 08/01/11...........................       247,813
    200,000       Massachusetts State
                  Water Pollution Abatement Trust,
                  MWRA Loan Program, Series B
                  4.85%, 08/01/05...........................       198,750
    250,000       Massachusetts State
                  Water Pollution Abatement Trust,
                  Pooled Loan Program, Series 1
                  5.00%, 02/01/02...........................       254,063
    300,000       Massachusetts State
                  Water Resource Authority, Series A
                  6.30%, 12/01/01...........................       323,625
    100,000       Massachusetts State
                  Water Resource Authority, Series A
                  6.00%, 04/01/20...........................       100,625
    190,000       Massachusetts State
                  Water Resource Authority, Series A
                  6.50%, 07/15/21...........................       210,900
     40,000       Massachusetts State
                  Water Resource Authority, Series A
                  5.75%, 12/01/21...........................        39,800
    300,000       Massachusetts State
                  Water Resource Authority, Series B
                  5.88%, 11/01/04...........................       318,375
     50,000       Massachusetts State
                  Water Resource Authority, Series B
                  6.00%, 11/01/06...........................        53,000


                       See Notes to Financial Statements.

[LOGO OF GALAXY      Massachusetts Municipal Bond Fund
 FUND APPEARS HERE]  PORTFOLIO OF INVESTMENTS  (continued)
                     October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
                  Massachusetts (continued)

$    50,000       Massachusetts State
                  Water Resource Authority, Series B
                  6.25%, 11/01/10............................ $     52,688
    100,000       Massachusetts State
                  Water Resource Authority, Series B
                  5.50%, 11/01/15............................       97,750
    250,000       Massachusetts State
                  Water Resource Authority, Series B
                  5.00%, 12/01/16
                  Insured: MBIA..............................      232,500
    200,000       Massachusetts State
                  Water Resource Authority, Series C
                  5.00%, 12/01/03............................      203,000
    100,000       Methuen, GO
                  7.15%, 05/15/97............................      101,784
  1,000,000       Methuen, GO
                  5.63%, 11/15/14
                  Insured: FSA...............................    1,010,000
    250,000       Milford, GO
                  5.10%, 12/15/10
                  Insured: AMBAC.............................      241,250
    230,000       Milton, GO
                  5.25%, 06/15/97............................      232,247
    220,000       Nantucket Islands Land Bank,
                  GO and Revenue, Series E
                  7.25%, 07/01/19............................      242,000
    400,000       New England Educational
                  Loan Marketing Corp.,
                  Massachusetts Student
                  Loan Revenue, Issue A
                  5.80%, 03/01/02............................      416,000
     65,000       Norfolk, GO
                  5.60%, 01/15/05
                  Insured: AMBAC.............................       66,950
     50,000       North Adams, GO
                  5.40%, 03/01/07
                  Insured: AMBAC.............................       50,625
     50,000       North Adams, GO
                  5.50%, 03/01/08
                  Insured: AMBAC.............................       50,813
    150,000       North Middlesex Regional
                  High School District, GO, Lot B
                  4.50%, 08/15/02
                  Insured: AMBAC.............................      147,375
    175,000       Northampton, GO
                  5.30%, 03/01/09
                  Insured: AMBAC.............................      172,813
    200,000       Northampton, GO
                  5.30%, 09/01/10
                  Insured: AMBAC.............................      196,250
    150,000       Pittsfield, GO
                  5.40%, 07/15/13
                  Insured: MBIA..............................      148,313
     25,000       Plainville, GO
                  7.00%, 09/01/03............................       26,844
     20,000       Plymouth-Carver
                  Regional School District, GO
                  6.05%, 10/01/02
                  Insured: AMBAC.............................       21,275
     25,000       Plymouth-Carver
                  Regional School District, GO
                  6.15%, 10/01/03
                  Insured: AMBAC.............................       26,813
     25,000       Quaboag
                  Regional School District, GO
                  5.10%, 06/15/06
                  Insured: MBIA..............................       24,969
     25,000       Quaboag
                  Regional School District, GO
                  5.40%, 06/15/09
                  Insured: MBIA..............................       25,000
    250,000       Salem, GO
                  4.50%, 07/15/03
                  Insured: MBIA..............................      244,063
    150,000       Salem, GO
                  5.80%, 07/15/06
                  Insured: AMBAC.............................      156,188
    100,000       Salem, GO
                  5.90%, 07/15/07
                  Insured: AMBAC.............................      104,000
    200,000       Sandwich, GO
                  5.40%, 11/01/07
                  Insured: AMBAC.............................      204,000
     75,000       Sandwich Water District,
                  GO and Revenue
                  5.40%, 05/15/07............................       76,406
     25,000       Sandwich Water District,
                  GO and Revenue
                  5.50%, 05/15/08............................       25,438
     25,000       Sandwich Water District,
                  GO and Revenue
                  5.60%, 05/15/12............................       24,906
    125,000       Sandwich Water District,
                  GO and Revenue
                  5.60%, 05/15/13............................      123,906
    200,000       Sharon, GO
                  4.65%, 07/15/06............................      191,750
    115,000       South Essex Sewer District, GO
                  5.30%, 11/01/01
                  Insured: AMBAC.............................      119,025
    500,000       South Essex Sewer District,
                   GO, Series A
                  4.90%, 06/15/07
                  Insured: MBIA..............................      483,750
    245,000       South Shore
                  Regional School District, GO
                  5.10%, 02/01/12
                  Insured: AMBAC.............................      232,750
    240,000       South Shore
                  Regional School District, GO
                  5.10%, 02/01/13
                  Insured: AMBAC.............................      227,400
    110,000       Southbridge, GO
                  5.80%, 01/01/03
                  Insured: AMBAC.............................      114,813

                       See Notes to Financial Statements.

[THE GALAXY FUND                           Massachusetts Municipal Bond Fund
LOGO APPEARS HERE]                         PORTFOLIO OF INVESTMENTS (continued)
                                           October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
                  Massachusetts (continued)

$   200,000       Southern Berkshire
                  Regional School District, GO
                  5.38%, 04/15/10
                  Insured: MBIA..............................      197,750
    400,000       Taunton, GO
                  8.00%, 02/01/01............................      447,500
    250,000       University of Lowell
                  Building Authority, Fifth Series A
                  6.75%, 11/01/03
                  Insured: AMBAC.............................      278,438
    200,000       University of Massachusetts
                  Building Authority, Series A
                  5.50%, 05/01/03
                  Insured: MBIA..............................      206,750
     50,000       Westfield, GO
                  6.70%, 12/15/00
                  Insured: AMBAC.............................       54,063
    100,000       Woods Hole,
                  Marthas Vineyard and Nantucket
                  Steamship
                  Bonds, Series B
                  6.00%, 03/01/02............................      106,750
     50,000       Yarmouth, GO
                  5.10%, 03/01/08............................       49,563
                                                              ------------

Total Investments - 97.71%...................................   36,466,325
                                                              ------------
(Cost $36,469,152)
Net Other Assets and Liabilities - 2.29%.....................      855,492
                                                              ------------
Net Assets - 100.00%......................................... $ 37,321,817
                                                              ============

-------------------------------------------
AMBAC          American Municipal Bond Assurance Corp.
CGIC           Capital Guarantee Insurance Corp.
Connie Lee     College Construction Loan Association
FGIC           Federal Guaranty Insurance Corp.
FSA            Financial Security Assurance
GO             General Obligation
HEFA           Health and Educational Facilities Authority
IFA            Industrial Finance Agency
MBIA           Municipal Bond Investors Assurance
MWRA           Massachusetts Water Resource Authority
SP OB          Special Obligation

                       See Notes to Financial Statements.

[THE GALAXY FUND                               Rhode Island Municipal Bond Fund
LOGO APPEARS HERE]                             PORTFOLIO OF INVESTMENTS
                                               October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
MUNICIPAL SECURITIES - 97.97%

                  Rhode Island - 91.16%

$   200,000       Burrillville, GO
                  5.85%, 05/01/14
                  Insured: FGIC.............................  $    204,500
    150,000       Burrillville, GO
                  5.75%, 10/15/17
                  Insured: MBIA.............................       150,563
    500,000       Convention Center Authority,
                  Series A
                  6.70%, 05/15/20
                  Insured: MBIA.............................       551,875
    500,000       Convention Center Authority,
                  Series A
                  6.38%, 05/15/23
                  Insured: MBIA.............................       545,000
    700,000       Lincoln, GO
                  5.50%, 08/15/10
                  Insured: MBIA.............................       709,625
    175,000       Middletown, Series B, GO
                  4.20%, 07/15/99
                  Insured: AMBAC............................       175,219
    400,000       Pawtucket, GO
                  5.75%, 04/15/11
                  Insured: FGIC.............................       406,500
    225,000       Providence, GO
                  6.75%, 01/15/10
                  Insured: MBIA.............................       241,031
    150,000       Rhode Island
                  Clean Water Protection Finance Agency,
                  Revenue, Safe Drinking Water,
                  Providence, Series A
                  6.20%, 01/01/06
                  Insured: AMBAC............................       162,000
    100,000       Rhode Island
                  Clean Water Protection Finance Agency,
                  Revenue, Safe Drinking Water,
                  Providence, Series A
                  6.70%, 01/01/15
                  Insured: AMBAC............................       109,000
    500,000       Rhode Island
                  Depositors Economic Protection Corp.,
                  SP OB, Pre-refunded, Series A
                  5.75%, 08/01/21...........................       506,875
    500,000       Rhode Island
                  Depositors Economic Protection Corp.,
                  SP OB, Series B, Pre-refunded
                  5.25%, 02/01/11
                  Insured: MBIA.............................       492,500
                  Rhode Island (continued)
$   300,000       Rhode Island
                  Housing and Mortgage Finance Corp.,
                  Revenue, Homeownership Opportunity,
                  Series 17-A
                  6.25%, 04/01/17...........................       304,125
    500,000       Rhode Island
                  Housing and Mortgage Finance Corp.,
                  Revenue, Homeownership Opportunity,
                  Series 19-A
                  5.70%, 04/01/15...........................       497,500
    500,000       Rhode Island Housing and Mortgage
                  Finance Corp., Revenue, Multifamily
                  Housing, Series A
                  6.15%, 07/01/17
                  Insured: AMBAC............................       507,500
    250,000       Rhode Island Housing and Mortgage
                  Finance Corp., Revenue, Rental Housing
                  Program, Series A
                  5.65%, 10/01/07...........................       250,313
    200,000       Rhode Island State, GO, Series A
                  6.10%, 06/15/03
                  Insured: FGIC.............................       215,500
    300,000       Rhode Island State, GO, Series A
                  6.25%, 06/15/07
                  Insured: FGIC.............................       323,625
    500,000       Rhode Island State
                  Consolidated Capital Development Loan,
                  GO, Series A
                  5.30%, 07/15/06
                  Insured: FGIC.............................       510,000
    350,000       Rhode Island State
                  Consolidated Capital Development Loan,
                  GO, Series A
                  5.00%, 11/01/07
                  Insured: FGIC.............................       346,063
    360,000       Rhode Island State
                  Consolidated Capital Development Loan,
                  GO, Series A
                  5.50%, 08/01/10...........................       360,900
    100,000       Rhode Island State
                  Consolidated Capital Development Loan,
                  GO, Series B
                  6.00%, 05/15/98...........................       102,500

                       See Notes to Financial Statements.

[THE GALAXY FUND             Rhode Island Municipal Bond Fund
LOGO APPEARS HERE]           PORTFOLIO OF INVESTMENTS (continued)
                             October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
                  Rhode Island (continued)

$   500,000       Rhode Island State
                  Health and Educational Building Corp.,
                  Revenue, Higher Education Facility,
                  Series B
                  5.25%, 09/15/23
                  Insured: MBIA.............................  $    461,250
    130,000       Rhode Island State
                  Health and Educational Building Corp.,
                  Revenue, Higher Education Facility,
                  Brown University
                  6.75%, 09/01/16...........................       136,013
    500,000       Rhode Island State
                  Health and Educational Building Corp.,
                  Revenue, Higher Education Facility,
                  Brown University
                  6.00%, 09/01/20...........................       512,500
    100,000       Rhode Island State
                  Health and Educational Building Corp.,
                  Revenue, Higher Education Facility,
                  Bryant College, Option Bond
                  4.95%, 10/01/03...........................       100,000
    275,000       Rhode Island State
                  Health and Educational Building Corp.,
                  Revenue, Higher Education Facility,
                  Bryant College, SP OB
                  6.50%, 06/01/05
                  Insured: MBIA.............................       298,031
    475,000       Rhode Island State
                  Health and Educational Building Corp.,
                  Revenue, Higher Education Facility,
                  New England Institute
                  6.00%, 03/01/15
                  Insured: Connie Lee.......................       482,719
    300,000       Rhode Island State
                  Health and Educational Building Corp.,
                  Revenue, Higher Education Facility,
                  Providence College
                  5.60%, 11/01/09
                  Insured: MBIA.............................       302,625
    500,000       Rhode Island State
                  Health and Educational Building Corp.,
                  Revenue, Higher Education Facility,
                  Rhode Island School of Design
                  5.63%, 06/01/16
                  Insured: MBIA.............................       494,375
    500,000       Rhode Island State
                  Health and Educational Building Corp.,
                  Revenue, Higher Education Facility,
                  Roger Williams
                  6.50%, 11/15/24
                  Insured: Connie Lee.......................       533,125
    160,000       Rhode Island State
                  Health and Educational Building Corp.,
                  Revenue, Higher Education Facility,
                  Roger Williams
                  7.25%, 11/15/24
                  Insured: Connie Lee.......................  $    177,200
    260,000       Rhode Island State
                  Health and Educational Building Corp.,
                  Revenue, Higher Education Facility,
                  Salve Regina
                  6.25%, 03/15/13
                  Insured: Connie Lee.......................       269,750
    500,000       Rhode Island State
                  Health and Educational Building Corp.,
                  Revenue, Miriam Hospital Issue,
                  Series B
                  6.60%, 04/01/19...........................       511,250
    300,000       Rhode Island State
                  Health and Educational Building Corp.,
                  Revenue, Saint Antoine
                  6.75%, 11/15/18
                  LOC: Allied Irish Banks NY................       316,875
    500,000       Rhode Island State
                  Industrial Facilities Corp., Revenue,
                  Marine Terminal, Mobil Oil Refining
                  5.80%, 11/01/14...........................       515,000
    185,000       Rhode Island State
                  Public Buildings Authority, Revenue,
                  State Projects, Series A
                  6.70%, 02/01/03
                  Insured: AMBAC............................       203,269
    100,000       South Kingston, GO, Series B
                  5.50%, 06/15/10
                  Insured: FSA..............................       101,250
    100,000       Warwick, GO
                  7.00%, 11/15/02
                  Insured: FGIC.............................       109,000
    215,000       West Warwick, GO
                  6.88%, 03/01/07
                  Insured: MBIA.............................       238,381
    140,000       Westerly, GO
                  6.00%, 09/15/14
                  Insured: AMBAC............................       147,175
                                                              ------------
                                                                13,582,502
                                                              ------------

                       See Notes to Financial Statements.

[THE GALAXY FUND             Rhode Island Municipal Bond Fund
LOGO APPEARS HERE]           PORTFOLIO OF INVESTMENTS (continued)
                             October 31, 1996

                                                                 Value
   Par Value                                                    (Note 2)
--------------                                                -------------
                  Other Territories - 6.81%

$   400,000       Puerto Rico Municipal Finance Agency,
                  Series A
                  6.00%, 07/01/14.........................    $    415,000
    500,000       Puerto Rico Public Buildings Authority
                  Government Facilities, Series A
                  5.50%, 07/01/21.........................         494,998
    100,000       Puerto Rico Public Buildings Authority
                  Public Education and Health Facilities,
                  Series H
                  7.40%, 07/01/99
                  Insured: FGIC...........................         104,521
                                                              ------------
                                                                 1,014,519
                                                              ------------

Total Investments - 97.97%................................      14,597,021
                                                              ------------
(Cost $14,369,906)
Net Other Assets and Liabilities - 2.03%..................         302,718
                                                              ------------
Net Assets - 100.00%......................................    $ 14,899,739
                                                              ============


------------------------------------------------------
AMBAC          American Municipal Bond Assurance Corp.
Connie Lee     College Construction Loan Association
FGIC           Federal Guaranty Insurance Corp.
FSA            Financial Security Assurance
GO             General Obligation
LOC            Letter of Credit
MBIA           Municipal Bond Investors Assurance
SP OB          Special Obligation

                       See Notes to Financial Statements.

[THE GALAXY FUND             STATEMENTS OF ASSETS AND LIABILITIES
LOGO APPEARS HERE]           October 31, 1996

                                                              New York      Connecticut     Massachusetts  Rhode Island
                                                Tax-Exempt    Municipal      Municipal       Municipal      Municipal
                                                 Bond Fund    Bond Fund      Bond Fund       Bond Fund      Bond Fund
                                               ------------  ------------   ------------    -------------  ------------

 ASSETS:
   Investments (Note 2):
     Investments at cost....................   $127,340,806  $ 62,151,913   $ 29,346,410    $ 36,469,152   $ 14,369,906
     Net unrealized appreciation
      (depreciation)........................      2,902,821     1,545,142        176,314          (2,827)       227,115
                                               ------------  ------------   ------------    ------------   ------------
     Total investments at value.............    130,243,627    63,697,055     29,522,724      36,466,325     14,597,021
   Cash.....................................        237,555       298,739         48,325         379,269        111,443
   Receivable for investments sold..........        104,383           ---            ---             ---            ---
   Receivable for shares sold...............         30,396        36,630          1,934             ---            ---
   Interest and dividend receivables .......      2,272,680     1,052,092        426,393         632,188        243,030
   Receivable from Investment Adviser
     (Note 4)...............................         13,554        42,166            159             429         37,790
   Deferred organizational expense (Note 2).            ---           ---          2,926           2,882         10,279
                                               ------------  ------------   ------------    ------------   ------------
     Total Assets...........................    132,902,195    65,126,682     30,002,461      37,481,093     14,999,563
                                               ------------  ------------   ------------    ------------   ------------

 LIABILITIES:
   Dividends payable........................        448,907       128,042         47,737          67,454         37,042
   Payable for investments purchased........            ---       989,313            ---             ---            ---
   Payable for shares repurchased...........         43,962        11,000        291,496          12,006         30,015
   Advisory fee payable (Note 3)............         61,332        29,728          9,187           7,873          3,184
   Payable to Fleet and affiliates (Note 3).          5,312         5,366          4,310           4,423            ---
   Payable to FDISG (Note 3)................         19,346         7,442            ---             ---            661
   Trustees fees and expenses payable
     (Note 3)...............................          3,268           976          1,679           2,586          2,947
   Accrued expenses and other payables......         31,209        38,890         56,022          64,934         25,975
                                               ------------  ------------   ------------    ------------   ------------
     Total Liabilities......................        613,336     1,210,757        410,431         159,276         99,824
                                               ------------  ------------   ------------    ------------   ------------
 NET ASSETS.................................   $132,288,859  $ 63,915,925   $ 29,592,030    $ 37,321,817   $ 14,899,739
                                               ============  ============   ============    ============   ============
 NET ASSETS consist of:
   Par value (Note 5).......................   $     12,272  $      5,946   $      2,917    $      3,754   $      1,399
   Paid-in capital in excess of par value...    129,291,604    64,262,852     30,354,964      38,077,924     14,610,453
   Undistributed net investment income......          2,378           ---          4,402          12,622          2,050
   Accumulated net realized gain (loss) on
     investments sold.......................         79,784    (1,898,015)      (946,567)       (769,656)        58,722
   Net unrealized appreciation (depreciation)
     of investments.........................      2,902,821     1,545,142        176,314          (2,827)       227,115
                                               ------------  ------------   ------------    ------------   ------------
TOTAL NET ASSETS............................   $132,288,859  $ 63,915,925   $ 29,592,030    $ 37,321,817   $ 14,899,739
                                               ============  ============   ============    ============   ============

 Retail A Shares:
   Net Assets...............................   $ 28,339,203  $ 40,154,063   $ 23,244,072    $ 26,274,732   $ 14,899,739
   Shares of beneficial interest outstanding      2,628,976     3,735,346      2,291,223       2,642,762      1,398,502
   NET ASSET VALUE and redemption
       price per share......................   $      10.78  $      10.75   $      10.14    $       9.94   $      10.65
   Sales charge - 3.75% of offering price...           0.42          0.42           0.40            0.39           0.41
                                               ------------  ------------   ------------    ------------   ------------
   Maximum offering price per share            $      11.20  $      11.17   $      10.54    $      10.33   $      11.06
                                               ============  ============   ============    ============   ============

 Retail B Shares:
   Net Assets...............................   $    786,622  $        ---   $        ---    $        ---   $        ---
   Shares of beneficial interest outstanding         72,978           ---            ---             ---            ---
   NET ASSET VALUE and offering
       price per share*.....................   $      10.78  $        ---   $        ---    $        ---   $        ---
                                               ============  ============   ============    ============   ============

Trust Shares:
   Net Assets...............................   $103,163,034  $ 23,761,862   $  6,347,958    $ 11,047,085   $        ---
   Shares of beneficial interest outstanding      9,570,225     2,210,466        625,772       1,111,654            ---
   NET ASSET VALUE, offering and redemption
      price per share.......................   $      10.78  $      10.75   $      10.14    $       9.94   $        ---
                                               ============  ============   ============    ============   ============

--------------------------------------------------------------------------------
*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

[THE GALAXY FUND             STATEMENTS OF OPERATIONS
LOGO APPEARS HERE]           For the year ended October 31, 1996

                                                              New York      Connecticut     Massachusetts  Rhode Island
                                                Tax-Exempt    Municipal      Municipal       Municipal      Municipal
                                                 Bond Fund    Bond Fund      Bond Fund       Bond Fund      Bond Fund
                                               ------------  ------------   ------------    -------------  ------------
INVESTMENT INCOME:
   Interest (Note 2)........................   $  7,119,276  $  3,572,340   $  1,486,563    $  1,829,371   $    732,497
   Dividends (Note 2).......................            ---           ---          2,013           2,467            ---
                                               ------------  ------------   ------------    ------------   ------------
     Total Investment income................      7,119,276     3,572,340      1,488,576       1,831,838        732,497
                                               ------------  ------------   ------------    ------------   ------------

 EXPENSES:
   Investment advisory fee (Note 3).........        949,249       491,318        230,995         270,407         98,973
   Administration fee (Note 3)..............        108,062        55,624         26,272          30,732         11,196
   Custodian fee............................         11,452         8,048          7,269          10,014          6,898
   Fund accounting fee (Note 3).............         58,094        66,591         43,021          48,125         30,072
   Legal fee (Note 3).......................          5,856        13,103          1,594           1,087            713
   Audit fee................................         14,578        29,919         14,016          19,604         11,943
   Transfer agent fee (Note 3)..............         26,854        42,073         14,728           7,047          2,683
   12b-1 fee (Note 3).......................            300           ---            ---             ---            ---
   Shareholder servicing fee (Note 3).......         42,210        57,674         36,878          38,823            ---
   Trustees fees and expenses (Note 3)......          4,308         2,307            879             887            250
   Amortization of organization costs
     (Note 2)...............................          3,394         4,678          2,006           2,006          3,420
   Reports to shareholders..................         20,296        33,491         18,801           5,076          1,330
   Registration fees........................         25,172        12,661         12,739          19,308          8,544
   Insurance................................          1,464         2,562            842           1,244            233
   Miscellaneous............................          4,589           708          2,293           2,651            566
                                               ------------  ------------   ------------    ------------   ------------
     Total expenses before
         reimbursement/waiver...............      1,275,878       820,757        412,333         457,011        176,821
     Less: reimbursement/waiver (Note 4)....       (315,987)     (254,337)      (210,463)       (238,396)       (75,109)
                                               ------------  ------------   ------------    ------------   ------------
     Total expenses net of
         reimbursement/waiver...............        959,891       566,420        201,870         218,615        101,712
                                               ------------  ------------   ------------    ------------   ------------
NET INVESTMENT INCOME.......................      6,159,385     3,005,920      1,286,706       1,613,223        630,785
                                               ------------  ------------   ------------    ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (Note 2):
   Net realized gain (loss) on
     investments sold.......................        184,040       (16,589)         6,306          13,421         60,733
   Net change in unrealized appreciation
     (depreciation) of investments..........       (121,103)     (200,532)        52,961        (183,226)       (40,492)
                                               ------------  ------------   ------------    ------------   ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS...............         62,937      (217,121)        59,267        (169,805)        20,241
                                               ------------  ------------   ------------    ------------   ------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS................   $  6,222,322  $  2,788,799   $  1,345,973    $  1,443,418   $    651,026
                                               ============  ============   ============    ============   ============

                       See Notes to Financial Statements.

[THE GALAXY FUND             STATEMENTS OF CHANGES IN NET ASSETS
LOGO APPEARS HERE]

                                                              Tax-Exempt Bond Fund             New York Municipal Bond Fund
                                                         ------------------------------      -------------------------------

                                                             Years Ended October 31,              Years Ended October 31,
                                                         ------------------------------      -------------------------------
                                                              1996            1995                1996             1995
                                                         -------------    -------------      -------------    --------------
NET ASSETS at beginning of period......................  $ 123,348,800    $ 127,557,885      $  65,946,713    $   66,660,390
                                                         -------------    -------------      -------------    --------------

Increase in Net Assets
resulting from operations:
   Net investment income...............................      6,159,385        6,134,079          3,005,920         3,041,722
   Net realized gain (loss) on investments sold........        184,040         (100,337)           (16,589)         (676,456)
   Net change in unrealized appreciation
      (depreciation) of investments....................       (121,103)       8,951,806           (200,532)        5,939,391
                                                         -------------    -------------      -------------    --------------
   Net increase in net assets resulting from operations      6,222,322       14,985,548          2,788,799         8,304,657
                                                         -------------    -------------      -------------    --------------

Dividends to shareholders from:
   Retail A Shares:
      Net investment income............................     (1,393,399)      (1,567,694)        (1,896,290)       (1,910,077)
      Dividends in excess of net investment income.....            (19)             (19)               ---               ---
      Net realized gain on investments.................            ---              ---                ---               ---
                                                         -------------    -------------      -------------    --------------
         Total Dividends...............................     (1,393,418)      (1,567,713)        (1,896,290)       (1,910,077)
                                                         -------------    -------------      -------------    --------------

   Retail B Shares:
      Net investment income............................         (8,291)             ---                ---               ---
                                                         -------------    -------------      -------------    --------------
         Total Dividends...............................         (8,291)             ---                ---               ---
                                                         -------------    -------------      -------------    --------------

   Trust Shares:
      Net investment income............................     (4,757,676)      (4,566,366)        (1,109,630)       (1,131,645)
                                                         -------------    -------------      -------------    --------------
         Total Dividends...............................     (4,757,676)      (4,566,366)        (1,109,630)       (1,131,645)
                                                         -------------    -------------      -------------    --------------

              Total Dividends to shareholders..........     (6,159,385)      (6,134,079)        (3,005,920)       (3,041,722)
                                                         -------------    -------------      -------------    --------------

Net increase (decrease) from share transactions/2/.....      8,877,122      (13,060,554)        (1,813,667)       (5,976,612)
                                                         -------------    -------------      -------------    --------------
   Net increase (decrease) in net assets...............      8,940,059       (4,209,085)        (2,030,788)         (713,677)
                                                         -------------    -------------      -------------    --------------

NET ASSETS at end of period (including line A).........  $ 132,288,859    $ 123,348,800      $  63,915,925    $   65,946,713
                                                         =============    =============      =============    ==============

(A) Undistributed (overdistributed) net
    investment income                                    $       2,378    $         (19)     $        ---     $          ---
                                                         =============    =============      ============     ==============


--------------------------------------------------------------------------------
(1) The Rhode Island Municipal Bond Fund commenced operations on
    December 20, 1994.
(2) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 34 and 35.

                       See Notes to Financial Statements.


             Connecticut Municipal                      Massachusetts Municipal                      Rhode Island Municipal
                   Bond Fund                                   Bond Fund                                    Bond Fund
         -----------------------------               -----------------------------               -------------------------------
                                                                                                  Year ended        Period ended
           Years ended October 31,                       Years ended October 31,                  October 31,        October 31,
         -----------------------------               -----------------------------               -------------------------------
             1996             1995                        1996            1995                       1996              1995/1/
         -----------      ------------               ------------     ------------               ------------      -------------

         $22,148,469      $ 22,647,317               $ 23,720,447     $ 21,583,932               $ 10,849,844      $         ---
         -----------      ------------               ------------     ------------               ------------      -------------

           1,286,706           955,026                  1,613,223          991,702                    630,785            287,771
               6,306          (685,391)                    13,421         (487,619)                    60,733             59,256

              52,961         2,577,697                   (183,226)       2,378,642                    (40,492)           267,607
         -----------      ------------               ------------     ------------               ------------      -------------

           1,345,973         2,847,332                  1,443,418        2,882,725                    651,026            614,634
         -----------      ------------               ------------     ------------               ------------      -------------


          (1,015,743)         (766,186)                (1,133,798)        (675,007)                  (630,785)          (287,771)
                 ---               ---                        ---              ---                        ---                ---
                 ---               ---                        ---              ---                    (59,217)               ---
         -----------      ------------               ------------     ------------               ------------      -------------
          (1,015,743)         (766,186)                (1,133,798)        (675,007)                  (690,002)          (287,771)
         -----------      ------------               ------------     ------------               ------------      -------------


                 ---               ---                        ---              ---                        ---                ---
         -----------      ------------               ------------     ------------               ------------      -------------
                 ---               ---                        ---              ---                        ---                ---
         -----------      ------------               ------------     ------------               ------------      -------------


            (267,813)         (188,840)                  (468,311)        (316,695)                       ---                ---
         -----------      ------------               ------------     ------------               ------------      -------------
            (267,813)         (188,840)                  (468,311)        (316,695)                       ---                ---
         -----------      ------------               ------------     ------------               ------------      -------------

          (1,283,556)         (955,026)                (1,602,109)        (991,702)                  (690,002)          (287,771)
         -----------      ------------               ------------     ------------               ------------      -------------

           7,381,144        (2,391,154)                13,760,061          245,492                  4,088,871         10,522,981
         -----------      ------------               ------------     ------------               ------------      -------------
           7,443,561          (498,848)                13,601,370        2,136,515                  4,049,895         10,849,844
         -----------      ------------               ------------     ------------               ------------      -------------

         $29,592,030      $ 22,148,469               $ 37,321,817     $ 23,720,447               $ 14,899,739      $  10,849,844
         ===========      ============               ============     ============               ============      =============


         $     4,402      $        ---               $     12,622     $        ---               $      2,050      $       1,300
         ===========      ============               ============     ============               ============      =============

[THE GALAXY FUND             STATEMENTS OF CHANGES IN NET ASSETS -
LOGO APPEARS HERE]           Capital Stock Activity

                                    Tax-Exempt Bond Fund         New York Municipal Bond Fund    Connecticut Municipal Bond Fund
                               -------------------------------  ------------------------------   -------------------------------
                                   Years ended October 31,          Years ended October 31,          Years ended October 31,
                               -------------------------------  ------------------------------   -------------------------------
                                   1996               1995          1996              1995           1996            1995
                               ------------      ------------   -----------       ------------   -----------     ------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold....................    $  3,667,225      $  3,393,523   $ 7,610,907       $  8,557,413   $ 2,793,266     $  2,461,093
   Issued in connection with
     acquisition (Note 8)..             ---               ---           ---                ---     7,856,253              ---
   Issued to shareholders in
     reinvestment of dividends      989,521         1,127,507     1,393,109          1,383,629       720,485          505,845
   Repurchased.............      (7,906,263)      (11,114,588)  (11,561,982)       (12,892,384)   (6,235,644)      (4,667,739)
                               ------------      ------------   -----------       ------------   -----------     ------------
   Net increase (decrease) in
     shares outstanding....    $ (3,249,517)     $ (6,593,558)  $(2,557,966)      $ (2,951,342)  $ 5,134,360       (1,700,801)
                               ============      ============   ===========       ============   ===========     ============

Retail B Shares:
   Sold....................    $    775,566      $        ---           N/A                N/A           N/A              N/A
   Issued to shareholders in
     reinvestment of dividends        3,525               ---           N/A                N/A           N/A              N/A
   Repurchased.............             ---               ---           N/A                N/A           N/A              N/A
                               ------------      ------------   -----------       ------------   -----------     ------------
   Net increase in
     shares outstanding....    $    779,091      $        ---           N/A                N/A           N/A              N/A
                               ============      ============   ===========       ============   ===========     ============

Trust Shares:
   Sold....................    $ 17,408,564      $ 11,981,067   $ 4,313,377       $  5,456,617   $ 1,367,373     $  1,132,087
   Issued in connection with
     acquisition (Note 8)..             ---               ---           ---                ---     1,902,226              ---
   Issued to shareholders in
     reinvestment of dividends       58,201            69,312       144,855            148,397        16,017           23,783
   Repurchased.............      (6,119,217)      (18,517,375)   (3,713,933)        (8,630,284)   (1,038,832)      (1,846,223)
                               ------------      ------------   -----------       ------------   -----------     ------------
   Net increase (decrease) in
     shares outstanding....    $ 11,347,548      $ (6,466,996)  $   744,299       $ (3,025,270)  $ 2,246,784     $   (690,353)
                               ============      ============   ===========       ============   ===========     ============

SHARE ACTIVITY
Retail A Shares:
   Sold....................         341,647           324,422       707,832            819,060       290,186          249,241
   Issued in connection with
     acquisition (Note 8)..             ---               ---           ---                ---       765,050              ---
   Issued to shareholders in
     reinvestment of dividends       92,052           108,329       129,708            133,768        71,265           52,285
   Repurchased.............        (737,059)       (1,093,280)   (1,079,631)        (1,266,830)     (619,017)        (495,791)
                               ------------      ------------   -----------        -----------   -----------      -----------
   Net increase (decrease) in
     shares outstanding....        (303,360)         (660,529)     (242,091)          (314,002)      507,484         (194,265)
                               ============      ============   ===========        ===========   ===========      ===========

Retail B Shares:
   Sold....................          72,647               ---           N/A                N/A           N/A              N/A
   Issued to shareholders in
     reinvestment of dividends          331               ---           N/A                N/A           N/A              N/A
   Repurchased.............             ---               ---           N/A                N/A           N/A              N/A
                               ------------      ------------   -----------        -----------   -----------      -----------
   Net increase in
     shares outstanding....          72,978               ---           N/A                N/A           N/A              N/A
                               ============      ============   ===========        ===========   ===========      ===========

Trust Shares:
   Sold....................       1,625,350         1,143,572       402,557            534,383       138,864          116,490
   Issued in connection with
     acquisition (Note 8)..             ---               ---           ---                ---       185,222              ---
   Issued to shareholders in
     reinvestment of dividends        5,421             6,696        13,488             14,344         1,582            2,465
   Repurchased.............        (571,530)       (1,808,645)     (346,485)          (855,234)     (103,022)        (195,278)
                               ------------      ------------   -----------        -----------   -----------      -----------
   Net increase (decrease) in
     shares outstanding....       1,059,241          (658,377)       69,560           (306,507)      222,646          (76,323)
                               ============      ============   ===========        ===========   ===========      ===========

                       See Notes to Financial Statements.

[LOGO OF
THE GALAXY FUND
APPEARS HERE]
                                      STATEMENTS OF CHANGES IN NET ASSETS
                                      Capital Stock Activity (continued)

                               Massachusetts Municipal Bond Fund   Rhode Island Municipal Bond Fund/(1)/
                               ---------------------------------   ------------------------------------
                                    Years ended October 31,            Year ended       Period ended
                               ---------------------------------   ------------------------------------
                                   1996              1995          October 31, 1996   October 31, 1995
                               ------------     ----------------   ----------------   -----------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold....................    $  7,299,767     $   3,953,342      $   7,329,224      $   10,940,054
   Issued in connection with
     acquisition (Note 8)...     11,025,564               ---                ---                 ---
   Issued to shareholders in
     reinvestment of dividends      838,981           406,422            299,394             115,793
   Repurchased.............      (8,871,687)       (5,497,814)        (3,539,747)           (532,866)
                               ------------     -------------      -------------      --------------
   Net increase (decrease) in
     shares outstanding....    $ 10,292,625     $  (1,138,050)     $   4,088,871      $   10,522,981
                               ============     =============      =============      ==============
Retail B Shares:
   Sold....................             N/A               N/A                N/A                 N/A
   Issued to shareholders in
     reinvestment of dividends          N/A               N/A                N/A                 N/A
   Repurchased.............             N/A               N/A                N/A                 N/A
                               ------------     -------------      -------------      --------------
   Net increase (decrease) in
     shares outstanding....             N/A               N/A                N/A                 N/A
                               ============     =============      =============      ==============

Trust Shares:
   Sold....................    $  3,035,952     $   2,920,242      $         ---      $          ---
   Issued in connection with
     acquisition (Note 8)...      1,814,561               ---                ---                 ---
   Issued to shareholders in
     reinvestment of dividends          121               681                ---                 ---
   Repurchased.............      (1,383,198)       (1,537,381)               ---                 ---
                               ------------     -------------      -------------      --------------
   Net increase in
     shares outstanding....    $  3,467,436     $   1,383,542      $         ---      $          ---
                               ============     =============      =============      ==============

SHARE ACTIVITY
Retail A Shares:
   Sold....................         749,419           410,284            688,695           1,056,796
   Issued in connection with
     acquisition (Note 8)...      1,090,523               ---                ---                 ---
   Issued to shareholders in
     reinvestment of dividends       84,645            42,549             28,196              11,026
   Repurchased.............        (896,522)         (589,053)          (335,169)            (51,042)
                               ------------     -------------      -------------      --------------
   Net increase (decrease) in
     shares outstanding....       1,028,065          (136,220)           381,722           1,016,780
                               ============     =============      =============      ==============

Retail B Shares:
   Sold....................             N/A               N/A                N/A                 N/A
   Issued to shareholders in
     reinvestment of dividends          N/A               N/A                N/A                 N/A
   Repurchased.............             N/A               N/A                N/A                 N/A
                               ------------     -------------      -------------      --------------
   Net increase (decrease) in
     shares outstanding....             N/A               N/A                N/A                 N/A
                               ============     =============      =============      ==============

Trust Shares:
   Sold....................         309,904           307,893                ---                 ---
   Issued in connection with
     acquisition (Note 8)...        179,482               ---                ---                 ---
   Issued to shareholders in
     reinvestment of dividends           12                71                ---                 ---
   Repurchased.............        (140,144)         (161,596)               ---                 ---
                               ------------     -------------      -------------      --------------
   Net increase in
     shares outstanding....         349,254           146,368                ---                 ---
                               ============     =============      =============      ==============


--------------------------------------------------------------------------------
/(1)/ As of October 31, 1996, the Rhode Island Municipal Bond Fund had not issued Trust Shares.

                       See Notes to Financial Statements.

[LOGO OF
THE GALAXY FUND
APPEARS HERE]
                                      Tax-Exempt Bond Fund
                                      FINANCIAL HIGHLIGHTS
                                      For a Share outstanding
                                      throughout each period.


Retail A Shares

                                                                                    Years ended October 31,
                                                           -------------------------------------------------------------------
                                                              1996           1995          1994        1993/(2)/  1992/(1)(2)/
                                                           ----------     ----------    ----------   -----------  ------------
Net Asset Value, Beginning of Period...................    $    10.78     $     9.99    $    11.12   $     10.11  $    10.00
                                                           ----------     ----------    ----------   -----------  ----------
Income from Investment Operations:
   Net investment income (A)...........................          0.50           0.52          0.53          0.54        0.34
   Net realized and unrealized gain (loss) on investments         ---           0.79         (1.04)         1.01        0.11
                                                           ----------     ----------    ----------   -----------  ----------
     Total from Investment Operations:                           0.50           1.31         (0.51)         1.55        0.45
                                                           ----------     ----------    ----------   -----------  ----------
Less Dividends:
   Dividends from net investment income................         (0.50)         (0.52)        (0.53)        (0.54)      (0.34)
   Dividends from net realized capital gains...........           ---            ---           ---           ---         ---
   Dividends in excess of net realized capital gains...           ---            ---         (0.09)          ---         ---
                                                           ----------     ----------    ----------   -----------  ----------
      Total Dividends:.................................         (0.50)         (0.52)        (0.62)        (0.54)      (0.34)
                                                           ----------     ----------    ----------   -----------  ----------
Net increase (decrease) in net asset value.............           ---           0.79         (1.13)         1.01        0.11
                                                           ----------     ----------    ----------   -----------  ----------
Net Asset Value, End of Period.........................    $    10.78     $    10.78    $     9.99   $     11.12  $    10.11
                                                           ==========     ==========    ==========   ===========  ==========

Total Return/(4)/......................................          4.77%         13.40%        (4.75)%       15.63%       4.55%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)......................    $   28,339     $   31,609        35,911   $   144,048  $   15,891
Ratios to average net assets:
   Net investment income including reimbursement/waiver          4.68%          4.99%         5.01%         5.00%       5.03%*
   Operating expenses including reimbursement/waiver...          0.93%          0.91%         0.80%         0.64%       0.42%*
   Operating expenses excluding reimbursement/waiver...          1.18%          1.24%         1.03%         1.08%       2.15%*
Portfolio Turnover Rate................................            15%            11%           17%           38%         11%**


--------------------------------------------------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(3) The Fund began offering Retail B shares on March 4, 1996.
(4) Calculation does not include sales charge for Retail A Shares and Retail B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                          Years ended October 31,
                   -------------------------------------------------------------
                      1996         1995         1994       1993/(2)/   1992/(2)/
                   ----------   ----------   ----------   ----------   ---------
Retail A Shares    $  0.48      $  0.48      $  0.50      $  0.49      $  0.23
Trust Shares          0.51         0.51         0.50         0.49         0.23
Retail B Shares       0.25          ---          ---          ---          ---

                       See Notes to Financial Statements.

 Trust Shares                                                                          Retail B Shares
                         Years ended October 31,
------------------------------------------------------------------------------------------------------
    1996            1995            1994            1993/(2)/          1992/(1)(2)/       1996/(3)/
------------   -------------   -------------   ----------------   ------------------   ---------------
 $  10.78        $  9.99         $  11.12         $  10.11             $  10.00           $  10.94
 --------        -------         --------         --------             --------           --------

     0.53           0.54             0.53             0.54                 0.34               0.27
      ---           0.79            (1.04)            1.01                 0.11              (0.16)
 --------        -------         --------         --------             --------           --------
     0.53           1.33            (0.51)            1.55                 0.45               0.11
 --------        -------         --------         --------             --------           --------

    (0.53)         (0.54)           (0.53)           (0.54)               (0.34)             (0.27)
      ---            ---              ---              ---                  ---                ---
      ---            ---            (0.09)             ---                  ---                ---
 --------        -------         --------         --------             --------           --------
    (0.53)         (0.54)           (0.62)           (0.54)               (0.34)             (0.27)
 --------        -------         --------         --------             --------           --------
      ---           0.79            (1.13)            1.01                 0.11              (0.16)
 --------        -------         --------         --------             --------           --------
 $  10.78        $ 10.78         $   9.99         $  11.12             $  10.11           $  10.78
 ========        =======         ========         ========             ========           ========

     5.03%         13.62%           (4.75)%          15.63%                4.55%**            1.08%**


 $103,163        $91,740         $ 91,647         $144,048             $ 15,891           $    787

     4.91%          5.18%            5.01%            5.00%                5.03%*             4.08%*
     0.70%          0.72%            0.78%            0.64%                0.42%*             1.57%*
     0.95%          0.97%            1.00%            1.08%                2.15%*             1.77%*
       15%            11%              17%              38%                  11%**              15%

[LOGO OF THE GALAXY FUND        New York Municipal Bond Fund
   APPEARS HERE]                FINANCIAL HIGHLIGHTS
                                For a Share outstanding throughout each period.




Retail A Shares                                                                     Years ended October 31,
                                                           -------------------------------------------------------------------
                                                              1996           1995          1994       1993/(2)/   1992/(1)//(2)/
                                                           ----------     ----------    ----------   -----------  ------------

Net Asset Value, Beginning of Period...................    $    10.78     $    9.89     $    11.04   $    10.00   $    10.00
                                                           ----------     ---------     ----------   ----------   ----------
Income from Investment Operations:
   Net investment income (A)...........................          0.48          0.49           0.49         0.50         0.38
   Net realized and unrealized gain (loss) on investments       (0.03)         0.89          (1.15)        1.04          ---
                                                           ----------     ---------     ----------   ----------   ----------
     Total from Investment Operations:.................          0.45          1.38          (0.66)        1.54         0.38
                                                           ----------     ---------     ----------   ----------   ----------
Less Dividends:
   Dividends from net investment income................         (0.48)        (0.49)         (0.49)       (0.50)       (0.38)
   Dividends from net realized capital gains...........           ---           ---            ---          ---          ---
                                                           ----------     ---------     ----------   ----------   ----------
      Total Dividends:.................................         (0.48)        (0.49)         (0.49)       (0.50)       (0.38)
                                                           ----------     ---------     ----------   ----------   ----------
Net increase (decrease) in net asset value.............         (0.03)         0.89          (1.15)        1.04          ---
                                                           ----------     ---------     ----------   ----------   ----------
Net Asset Value, End of Period.........................    $    10.75     $   10.78     $     9.89   $    11.04   $    10.00
                                                           ==========     =========     ==========   ==========   ==========

Total Return (3).......................................          4.31%        14.03%         (6.14)%      15.66%        3.83%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)......................    $   40,154     $  42,870     $   42,451   $   70,242   $   20,144
Ratios to average net assets:
   Net investment income including reimbursement/waiver          4.50%         4.73%          4.64%        4.54%        5.22%*
   Operating expenses including reimbursement/waiver...          0.95%         0.92%          0.87%        0.87%        0.65%*
   Operating expenses excluding reimbursement/waiver...          1.35%         1.31%          1.10%        1.19%        1.70%*
Portfolio Turnover Rate................................            12%            5%            18%           3%          19%**


-----------------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 31, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(3) Calculation does not include sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:


                                               Years ended October 31,
                        ------------------------------------------------------------------
                            1996          1995        1994        1993/(2)/     1992/(2)/
                        -----------   -----------   ----------   -----------   -----------
     Retail A Shares    $   0.44      $   0.44      $   0.46     $   0.47      $   0.30
     Trust Shares           0.47          0.48          0.47         0.47          0.30

                       See Notes to Financial Statements.

Trust Shares

                                          Years ended October 31,
                 -----------------------------------------------------------------------------
                   1996           1995             1994           1993/(2)/       1992/(1)(2)/
                 --------       --------         --------         --------        ------------
                 $  10.78       $   9.89         $  11.04         $  10.00         $  10.00
                 --------       --------         --------         --------         ----------
                     0.51           0.51             0.49             0.50             0.38
                    (0.03)          0.89            (1.15)            1.04              ---
                 --------       --------         --------         --------         ----------
                     0.48           1.40            (0.66)            1.54             0.38
                 --------       --------         --------         --------         ----------

                    (0.51)         (0.51)           (0.49)           (0.50)           (0.38)
                      ---            ---              ---              ---              ---
                 --------       --------         --------         --------         ----------
                    (0.51)         (0.51)           (0.49)           (0.50)           (0.38)
                 --------       --------         --------         --------         ----------
                    (0.03)          0.89            (1.15)            1.04              ---
                 --------       --------         --------         --------         ----------
                 $  10.75       $  10.78             9.89            11.04            10.00
                 ========       ========         ========         ========         ==========

                     4.55%         14.23%           (6.14)%          15.66%            3.83%**

                 $ 23,762       $ 23,077         $ 24,209         $ 70,242           20,144

                    4.75%           4.91%            4.64%            4.54%            5.22%*
                    0.70%           0.74%            0.87%            0.87%            0.65%*
                    1.10%           1.07%            1.08%            1.19%            1.70%*
                      12%              5%              18%               3%              19%**

                                 Connecticut Municipal Bond Fund
THE GALAXY FUND                  FINANCIAL HIGHLIGHTS
                                 For a Share outstanding throughout each period.

Retail A Shares

                                                                             Years ended October 31,
                                                            ------------------------------------------------------
                                                               1996          1995          1994       1993/(1)(2)/
                                                            ---------      --------     ---------     ------------

Net Asset Value, Beginning of Period...................     $   10.13      $   9.22     $   10.32     $   10.00
                                                            ---------      --------     ---------     ------------
 Income from Investment Operations:
   Net investment income (A)...........................          0.42          0.44          0.46          0.25
   Net realized and unrealized gain (loss) on investments        0.01          0.91         (1.10)         0.32
                                                            ---------      --------     ---------     ------------
     Total from Investment Operations:.................          0.43          1.35         (0.64)         0.57
                                                            ---------      --------     ---------     ------------
Less Dividends:
   Dividends from net investment income................         (0.42)        (0.44)        (0.46)        (0.25)
   Dividends from net realized capital gains...........           ---           ---           ---           ---
                                                            ---------      --------     ---------     ------------
      Total Dividends:.................................         (0.42)        (0.44)        (0.46)        (0.25)
                                                            ---------      --------     ---------     ------------
Net increase (decrease) in net asset value.............         0.01           0.91         (1.10)         0.32
                                                            ---------      --------     ---------     ------------
Net Asset Value, End of Period.........................     $   10.14      $  10.13     $    9.22     $   10.32
                                                            =========      ========     =========     ============

Total Return /(3)/.....................................          4.32%        14.94%        (6.39)%        5.80%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)......................     $  23,244     $  18,066     $  18,229     $  18,771
Ratios to average net assets:
   Net investment income including reimbursement/waiver          4.13%         4.53%         4.66%         4.30%*
   Operating expenses including reimbursement/waiver...          0.70%         0.68%         0.25%         0.00%*
   Operating expenses excluding reimbursement/waiver...          1.38%         1.48%         1.42%         1.73%*
Portfolio Turnover Rate................................             3%            7%            4%            7%**


-------------------------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on March 16, 1993.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(3) Calculation does not include sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                 Years ended October 31,
                      --------------------------------------------
                        1996       1995        1994        1993(2)
                      -------   --------    --------      --------
   Retail A Shares    $ 0.35    $  0.37     $  0.34       $  0.15
   Trust Shares         0.37       0.38        0.35          0.15

                       See Notes to Financial Statements.

Trust Shares

                                   Years ended October 31,
             -------------------------------------------------------------------
                 1996               1995             1994            1993(1)(2)
             ----------         ----------        ----------       -------------

             $   10.13          $    9.22         $   10.32        $   10.00
             ---------          ---------         ---------        ---------

                  0.44               0.46              0.46             0.25
                  0.01               0.91             (1.10)            0.32
             ---------          ---------         ---------        ---------
                  0.45               1.37             (0.64)            0.57
             ---------          ---------         ---------        ---------

                 (0.44)             (0.46)            (0.46)           (0.25)
                   ---                ---               ---              ---
             ---------          ---------         ---------        ---------
                 (0.44)             (0.46)            (0.46)           (0.25)
             ---------          ---------         ---------        ---------
                  0.01               0.91             (1.10)            0.32
             ---------          ---------         ---------        ---------
             $   10.14          $   10.13         $    9.22        $   10.32
             =========          =========         =========        =========

                  4.54%             15.21%            (6.37)%           5.80%**


             $   6,348          $   4,083         $   4,419        $  18,771

                  4.34%              4.76%             4.66%            4.30%*
                  0.49%              0.45%             0.23%            0.00%*
                  1.17%              1.24%             1.41%            1.73%*
                     3%                 7%                4%               7%**

[LOGO OF THE GALAXY FUND       Massachusetts Municipal Bond Fund
     APPEARS HERE]             FINANCIAL HIGHLIGHTS
                               For a Share outstanding throughout each period.


Retail A Shares

                                                                         Years ended October 31,
                                                           ------------------------------------------------
                                                              1996         1995         1994      1993(1)(2)
                                                           ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period...................    $    9.98    $    9.12    $   10.24    $   10.00
                                                           ---------    ---------    ---------    ---------
 Income from Investment Operations:
   Net investment income (A)...........................         0.43         0.44         0.47         0.29
   Net realized and unrealized gain (loss) on
    investments........................................        (0.04)        0.86        (1.12)        0.24
                                                           ---------    ---------    ---------    ---------
     Total from Investment Operations:.................         0.39         1.30        (0.65)        0.53
                                                           ---------    ---------    ---------    ---------
Less Dividends:
   Dividends from net investment income................        (0.43)       (0.44)       (0.47)       (0.29)
   Dividends from net realized capital gains...........          ---          ---          ---          ---
                                                           ---------    ---------    ---------    ---------
      Total Dividends:.................................        (0.43)       (0.44)       (0.47)       (0.29)
                                                           ---------    ---------    ---------    ---------
Net increase (decrease) in net asset value.............        (0.04)        0.86        (1.12)        0.24
                                                           ---------    ---------    ---------    ---------
Net Asset Value, End of Period.........................    $    9.94    $    9.98    $    9.12    $   10.24
                                                           =========    =========    =========    =========

Total Return /(3)/.....................................         4.05%       14.52%       (6.46)%       5.42%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)......................   $   26,275    $  16,113    $  15,966    $  20,121
Ratios to average net assets:
   Net investment income including reimbursement/waiver         4.42%        4.56%        4.89%        4.87%*
   Operating expenses including reimbursement/waiver...         0.66%        0.70%        0.33%        0.05%*
   Operating expenses excluding reimbursement/waiver...         1.32%        1.58%        1.43%        1.82%*
Portfolio Turnover Rate................................           16%          19%          11%           0%**


--------------------------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on March 12, 1993.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(3) Calculation does not include sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:


                                 Years ended October 31,
                      --------------------------------------------
                        1996       1995        1994        1993(2)
                      -------    -------     -------      --------
     Retail A Shares  $  0.37    $  0.36     $  0.37      $  0.18
     Trust Shares        0.40       0.38        0.38         0.18

                       See Notes to Financial Statements.

Trust Shares

                             Years ended October 31,
          ------------------------------------------------------
             1996          1995           1994       1993(1)(2)
          ---------     ---------     ----------     ----------
          $    9.98     $    9.12     $    10.24     $    10.00
          ---------     ---------     ----------     ----------

               0.46          0.45           0.48           0.29
              (0.04)         0.86          (1.12)          0.24
          ---------     ---------     ----------     ----------
               0.42          1.31          (0.64)          0.53
          ---------     ---------     ----------     ----------

              (0.46)        (0.45)         (0.48)         (0.29)
                ---           ---            ---            ---
          ---------     ---------     ----------     ----------
              (0.46)        (0.45)         (0.48)         (0.29)
          ---------     ---------     ----------     ----------
              (0.04)         0.86          (1.12)          0.24
          ---------     ---------     ----------     ----------
          $    9.94     $    9.98     $     9.12     $    10.24
          =========     =========     ==========     ==========

               4.27%        14.72%         (6.46)%         5.42%**


          $  11,047     $   7,607     $    5,617     $   20,121

               4.60%         4.73%          4.89%          4.87%*
               0.48%         0.52%          0.33%          0.05%*
               1.14%         1.31%          1.41%          1.82%*
                 16%           19%            11%             0%**

[LOGO OF THE GALAXY FUND       Rhode Island Municipal Bond Fund
     APPEARS HERE]             FINANCIAL HIGHLIGHTS
                               For a Share outstanding throughout each period.




Retail A Shares

                                                                                         Year ended        Period ended
                                                                                      October 31, 1996  October 31, 1995/(1)/
                                                                                     -----------------  -------------------
Net Asset Value, Beginning of Period.......................................              $     10.67       $     10.00
                                                                                         -----------       -----------
Income from Investment Operations:
   Net investment income (A)...............................................                     0.51              0.44
   Net realized and unrealized gain on investments.........................                     0.03              0.67
                                                                                         -----------       -----------
      Total from Investment Operations:....................................                     0.54              1.11
                                                                                         -----------       -----------
Less Dividends:
   Dividends from net investment income....................................                    (0.51)            (0.44)
   Dividends from net realized capital gains...............................                    (0.05)              ---
                                                                                         -----------       -----------
       Total Dividends:....................................................                    (0.56)            (0.44)
                                                                                         -----------       -----------
Net increase (decrease) in net asset value.................................                    (0.02)             0.67
                                                                                         -----------       -----------
Net Asset Value, End of Period.............................................              $     10.65       $     10.67
                                                                                         ===========       ===========

Total Return/(2)/..........................................................                     5.22%            11.29%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..........................................              $    14,900       $    10,850
Ratios to average net assets:
   Net investment income including reimbursement/waiver....................                     4.78%             5.13%*
   Operating expenses including reimbursement/waiver.......................                     0.77%             0.40%*
   Operating expenses excluding reimbursement/waiver.......................                     1.34%             2.25%*
Portfolio Turnover Rate....................................................                       13%               34%**

--------------------------------------------------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 20, 1994.
(2) Calculation does not include sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the year ended October 31, 1996 and for the period ended October 31, 1995 were $ 0.45 and $0.28, respectively.


                       See Notes to Financial Statements.

[THE GALAXY FUND
LOGO APPEARS HERE]        NOTES TO FINANCIAL STATEMENTS

1.  Organization

    The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-four managed investment portfolios. The accompanying financial statements and financial highlights are those of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds (individually, a "Fund", collectively, the "Funds") only.

    Each Fund is authorized to issue two series of shares (Trust Shares and Retail A Shares), except for the Tax-Exempt Bond Fund which is authorized to issue three series of shares (Trust Shares, Retail A Shares, and Retail B Shares). As of October 31, 1996, the Rhode Island Municipal Bond Fund has offered only Retail A Shares. Trust Shares, Retail A Shares and Retail B Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iii) each series of shares bears the following series specific expenses: distribution fees, shareholder servicing fees and transfer agency charges. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares.

 2. Significant Accounting Policies

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

   Portfolio Valuation: Investment securities are valued by an independent pricing service approved by the Trusts Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

   Dividends to Shareholders: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

   Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

[THE GALAXY FUND
LOGO APPEARS HERE]        NOTES TO FINANCIAL STATEMENTS (continued)

   In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

   Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Funds operations. In the event that any of the initial shares purchased by a Funds sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

    When-Issued Securities: Each Fund may purchase and sell securities, such as municipal obligations, on a "when-issued" basis. Delivery of the security and payment take place after the date of the commitment to purchase and such securities are subject to market fluctuations during this period. The fair value of these securities is determined in the same manner as other municipal obligations. The Trusts custodian will set aside cash or liquid portfolio securities equal to the amount of the when-issued commitment in a separate account.

3. Investment Advisory, Administration,
   Shareholder Services and Other Fees

   The Trust and Fleet Investment Advisors Inc. (the "Investment Adviser"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Adviser provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See Note 4).

   The Trust and First Data Investor Services Group, Inc. ("FDISG") (formerly known as The Shareholder Services Group, Inc. doing business as 440 Financial), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which FDISG (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial reports are disclosed under a separate cover), 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion. Prior to September 5, 1996, FDISG was entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial reports are disclosed under a separate cover) 0.085% of the next $2.5 billion of combined average daily net assets and 0.08% of combined average daily net assets over $5 billion.

     In addition, FDISG also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, FDISG compensates Chase Manhattan Bank, N.A., the Trusts custodian bank, for its services. Prior to March 31, 1995, the fund administration, fund accounting, custody administration and transfer agency services described above were provided by 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America ("State Mutual"), for the same annual fees. On March 31, 1995, FDISG acquired substantially all of the assets of 440 Financial Group of Worcester, Inc.

     440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FDISG and an indirect wholly-owned subsidiary of First Data Corporation, serves as the exclusive distributor of the Trusts shares. Prior to March 31, 1995, the Distributor was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect wholly-owned subsidiary of State Mutual.

    On October 1, 1994, the Trust implemented a shareholder services plan ("Services Plan") with respect to Retail A Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

[THE GALAXY FUND
LOGO APPEARS HERE]        NOTES TO FINANCIAL STATEMENTS (continued)

No fees were charged under the Services Plan with respect to the Rhode Island Municipal Bond Fund for the period ended October 31, 1996.

    The Trust has adopted a distribution and shareholder services plan (the "12b-1 Plan") with respect to Retail B Shares of the Tax-Exempt Bond Fund. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments are being made solely to Fleet Bank and its affilitates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily assets attributable to the Funds outstanding Retail B Shares. The fees for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to the Funds outstanding Retail B Shares. The Trust, under the direction of the Board of Trustees, is currently limiting each Funds payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net asset value of Retail B Shares owned of record or beneficially by the institutions customers. For the year ended October 31, 1996, the Funds paid shareholder servicing fees, liaison and/or distribution fees under the Services Plan and 12b-1 Plan as follows:

                                             Shareholder Services   Distribution
                                             --------------------   ------------
Fund                                         Retail A   Retail B      Retail B
----                                         ---------  --------    ------------
Tax-Exempt Bond..........................     $ 42,210   $  ---       $  300
New York Municipal Bond..................       57,674      N/A          N/A
Connecticut Municipal Bond...............       36,878      N/A          N/A
Massachusetts Municipal Bond.............       38,823      N/A          N/A
Rhode Island Municipal Bond                     ---         N/A          N/A

   Effective October 1, 1994, with respect to Retail A Shares and Trust Shares, and effective March 1, 1996, with respect to Retail B Shares, the Funds bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, effective November 1, 1994, Trust Shares also bear additional transfer agency fees in order to compensate FDISG for payments made to Fleet Bank, an affiliate of the Investment Adviser, for performing certain sub-accounting and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. For the year ended October 31, 1996, transfer agent charges for each series were as follows:

Fund                                                Retail A  Retail B    Trust
----                                                --------  --------  --------
Tax-Exempt Bond.................................    $ 26,686  $   95      $ 73
New York Municipal Bond.........................      42,011     N/A        62
Connecticut Municipal Bond......................      14,666     N/A        62
Massachusetts Municipal Bond....................       6,977     N/A        70
Rhode Island Municipal Bond.....................       2,683     N/A       ---

   Certain officers of the Trust may be officers of the Administrator and/or Distributor. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Adviser serves as an officer, Trustee or employee of the Trust. For the period covered by this report, each Trustee was entitled to receive for services as a trustee of the Trust and The Galaxy VIP Fund ("VIP") an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and VIPand the President and Treasurer of the Trust and VIP were entitled to additional annual fees for their services in these capacities. Effective November 1, 1996, each Trustee is entitled to receive for services as a trustee of the Trust, VIP and Galaxy Fund II ("Galaxy II") an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees, and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets. In addition, effective March 1, 1996, each Trustee became eligible to participate in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

   Expenses for the year ended October 31, 1996 include legal fees paid to Drinker Biddle & Reath. A partner of that firm is Secretary to the Trust.

[THE GALAXY FUND
LOGO APPEARS HERE]        NOTES TO FINANCIAL STATEMENTS (continued)

 4. Waiver of Fees and Reimbursement of Expenses

   The Investment Adviser and Administrator voluntarily agreed to waive a portion of their fees and/or to reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each series. The Investment Adviser and Administra-tor may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the year ended October 31, 1996, the Investment Adviser and Administrator waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:

                                                           Fees Waived by
                                                    ----------------------------
                                                    Investment
Fund                                                  Adviser      Administrator
----                                                ------------   -------------
Tax-Exempt Bond....................................  $  253,133           ---
New York Municipal Bond............................     131,020           ---
Connecticut Municipal Bond.........................     163,904    $   46,559
Massachusetts Municipal Bond.......................     191,624        46,772
Rhode Island Municipal Bond........................      60,030           ---

                                                               Reimbursement by
Fund                                                          Investment Adviser
----                                                          ------------------
Tax-Exempt Bond....................................               $   62,854
New York Municipal Bond............................                  123,317
Connecticut Municipal Bond.........................                      ---
Massachusetts Municipal Bond.......................                      ---
Rhode Island Municipal Bond........................                   15,079

5. Shares of Beneficial Interest

     The Trusts Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into twenty-four classes of shares each consisting of one or more series including: Class M - Series 1 Shares (Trust Shares), Class M - Series 2 Shares (Retail A Shares) and Class M - Series 3 Shares (Retail B Shares) - Tax-Exempt Bond Fund; Class O - Series 1 Shares (Trust Shares) and Class O - Series 2 Shares (Retail A Shares) - New York Municipal Bond Fund; Class P - Series 1 Shares (Trust Shares) and Class P - Series 2 Shares (Retail A Shares) - Connecticut Municipal Bond Fund; Class Q - Series 1 Shares (Trust Shares) and Class Q - Series 2 Shares (Retail A Shares) - Massachusetts Municipal Bond Fund; and Class R - Series 1 Shares (Trust Shares) and Class R - Series 2 Shares (Retail A Shares) - Rhode Island Municipal Bond Fund. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares bear the expense of payments under the Services Plan and Trust Shares and Retail A Shares bear series specific transfer agent charges, and Retail B Shares bear the expense of payments under the 12b-1 Plan and series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trusts Board of Trustees. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

 6. Purchases and Sales of Securities

   The cost of purchases and proceeds from sales of securities, other than short-term investments, for the year ended October 31, 1996 were as follows:


Fund                                                     Purchases     Sales
----                                                    ------------ -----------
Tax-Exempt Bond....................................     $ 30,545,667 $18,273,104
New York Municipal Bond............................        7,543,408   7,904,621
Connecticut Municipal Bond.........................        9,214,622     730,969
Massachusetts Municipal Bond.......................       19,122,198   5,333,218
Rhode Island Municipal Bond........................        5,863,464   1,704,433

   The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at October 31, 1996 for each Fund is as follows:

Fund                                                Appreciation  (Depreciation)
----                                                ------------  --------------
Tax-Exempt Bond....................................    $ 3,553,513   $ (650,692)
New York Municipal Bond............................      1,772,630     (227,488)
Connecticut Municipal Bond.........................        388,260     (211,946)
Massachusetts Municipal Bond.......................        366,513     (369,677)
Rhode Island Municipal Bond........................        275,253      (48,138)


Fund                                                     Net           Cost
----                                                 ------------  -------------
Tax-Exempt Bond....................................  $  2,902,821  $ 127,340,806
New York Municipal Bond............................     1,545,142     62,151,913
Connecticut Municipal Bond.........................       176,314     29,346,410
Massachusetts Municipal Bond.......................        (3,164)    36,469,489
Rhode Island Municipal Bond........................       227,115     14,369,906

    At October 31, 1996, the following Funds had capital loss carryforwards:


Fund                                                     Amount      Expiration
----                                                  ------------  ------------
New York Municipal Bond............................    $     9,630       2000
                                                         1,195,340       2002
                                                           676,456       2003
                                                            16,589       2004
Connecticut Municipal Bond.........................        178,995       2001
                                                            82,181       2002
                                                           685,391       2003
Massachusetts Municipal Bond.......................         30,505       2001
                                                           251,195       2002
                                                           487,619       2003


7. Concentration of Credit

[LOGO OF THE GALAXY FUND     NOTES TO FINANCIAL STATEMENTS (continued)
   APPEARS HERE]


    The New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, and Rhode Island Municipal Bond Funds invest primarily in debt obligations issued by the State of New York, the State of Connecticut, the Commonwealth of Massachusetts and the State of Rhode Island, respectively, and their respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds, as non diversified investment portfolios, are more susceptible to economic and political factors adversely affecting issuers of each respective states specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

8. Acquisition of The Shawmut Funds

   At a meeting held on June 12, 1995, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") for the acquisition of The Shawmut Funds ("Shawmut") by the Trust. Pursuant to the Agreement, all of the assets and liabilities of the Shawmut Connecticut Intermediate Municipal Income Fund and the Shawmut Massachusetts Intermediate Municipal Income Fund were transferred to the Galaxy Connecticut Municipal Bond Fund and the Galaxy Massachusetts Municipal Bond Fund, respectively, in exchange for Retail A and Trust shares of the Galaxy Connecticut Municipal Bond Fund and the Galaxy Massachusetts Municipal Bond Fund, respectively. Accordingly, the net assets of the Shawmut Connecticut Intermediate Municipal Income Fund were exchanged for 765,050 Retail A Shares and 185,222 Trust Shares of the Galaxy Connecticut Municipal Bond Fund and the net assets of the Shawmut Massachusetts Intermediate Municipal Income Fund were exchanged for 1,090,523 Retail A Shares and 179,482 Trust Shares of the Galaxy Massachusetts Municipal Bond Fund, respectively. In related transactions, the assets and liabilities of the other Shawmut portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The reorganization, which qualified as a tax-free reorganization for federal income tax purposes, was completed on December 4, 1995 following approval of the reorganization by The Shawmut Fund shareholders. Certain share registration fees incurred in connection with the reorganization were borne by the Trust. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Values per share and Unrealized Appreciation associated with the transaction:




                                                       Before Acquisition                            After Acquisition
                                              -------------------------------------             -------------------------
                                                  Galaxy                 Shawmut                         Galaxy
                                                Connecticut            Connecticut                     Connecticut
                                                 Municipal            Intermediate                      Municipal
                                                   Bond              Municipal Bond                       Bond
                                              -------------          --------------             -------------------------
Net Assets.............................       $  22,703,295           $  9,758,479                 $  32,461,774
Shares outstanding.....................           2,210,642                963,404                     3,160,914
Retail A and Trust Net Asset Value, per share $       10.27           $      10.13                 $       10.27
Unrealized Appreciation................       $     435,707           $    182,610


                                                       Before Acquisition                            After Acquisition
                                              -------------------------------------             -------------------------
                                                  Galaxy                 Shawmut                         Galaxy
                                               Massachusetts          Massachusetts                   Massachusetts
                                                 Municipal            Intermediate                      Municipal
                                                   Bond              Municipal Bond                       Bond
                                              -------------          --------------             -------------------------
Net Assets                                    $  24,534,165           $12,840,125                  $  37,374,290
Shares outstanding                                2,426,213             1,270,005                      3,696,218
Retail A and Trust Net Asset Value, per share.$       10.11           $     10.11                  $       10.11
Unrealized Appreciation                       $     501,126           $   199,433


9. Imposition of Front-End Sales Load

    Effective December 1, 1995, the public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus, if applicable, a maximum 3.75% front-end sales charge. Reduced sales charges are available. No sales charge is assessed on certain transactions and/or investors, including purchases by persons who were beneficial owners of shares of Galaxy or any other funds advised by Fleet Investment Advisors Inc. or its affiliates before December 1, 1995.

[LOGO OF THE GALAXY FUND
     APPEARS HERE]

Tax Information (unaudited)

During the fiscal year ended October 31, 1996, the Funds earned 100% of their income from municipal obligations which generally qualify as exempt from federal and state taxation.

                       See Notes to Financial Statements.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To Shareholders and the Board of Trustees of The Galaxy Fund:

         We have audited the accompanying statements of assets and liabilities of the Tax-Exempt Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund (five series of The Galaxy Fund), including the portfolios of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of The Galaxy Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of The Galaxy Fund as of October 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



Boston, Massachusetts                                   Coopers & Lybrand L.L.P.
December 16, 1996

                                   Shareholder
                                    Services

"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

Automatic Investment Program

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxys Automatic Investment Program. For as little as $50 per month deducted directly from your checking savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.


Diversification

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxys comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.


Exchange Privileges

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund.


Quarterly Magazine

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology.


Consolidated Statements

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.


Investment Specialists

In many Fleet branch offices or in the convenience of your home or office, you can visit one-on-one with an Investment Specialist* who can help you select the investments that match your individual needs. This service is at no cost to you.


24-Hour Access to Registered Representatives

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-800-628-0414 for information on initial purchases and current performance.


Customer Service

Quality customer service is only a phone call away. Call 1-800-628-0414 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

In addition, Galaxy's state-of-the-art InvestConnect automated voice response system is available to serve you 24-hours a day, seven days a week by calling 1-800-FOR-GLXY (367-4599).

--------------------------------------------------------------------------------
Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.
* Shares of the Funds are distributed  through 440 Financial Distributors,
Inc., member NASD and SIPC. Investment Specialists are registered representatives of FIS Securities, Inc., member NASD, Fleet Enterprises, Inc., member NASD and SIPC, or MDS Securities Inc., member NASD and SIPC.

                                    Trustees
                                  and Officers

                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                 John T. ONeill
                              President, Treasurer
                                   and Trustee

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     Trustee

                                Donald B. Miller
                                     Trustee

                                  James M. Seed
                                     Trustee

                               Bradford S. Wellman
                                     Trustee

                          W. Bruce McConnel, III, Esq.
                                    Secretary

                                  Neil Forrest
                                Vice President &
                               Assistant Treasurer



                               Investment Adviser

                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                              Boston Massachusetts
                                      02109



                                   Distributor

                                  440 Financial
                               Distributors, Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108



                                  Administrator

                    First Data Investor Services Group, Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108


This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Funds investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the Funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal.


                             [GRAPHIC APPEARS HERE]
                   This report was printed on recycled paper.

[LOGO OF THE GALAXY FUNDS APPEARS HERE]

                            [ARTWORK APPEARS HERE]

   TAXABLE BOND FUNDS REPORT

   Short-Term Bond Fund . Intermediate Government Income Fund .
   Corporate Bond Fund . High Quality Bond Fund





Annual
Report

For The Year Ended
October 31, 1996

[LOGO OF THE FLEET GALAXY
 FUND APPEARS HERE]

CHAIRMAN'S
MESSAGE


Dear Shareholder:

     Enclosed is your annual report for the Galaxy Taxable Bond Funds (the "Funds") for the 12 months ended October 31, 1996. Inside, you will find a Market Overview that explains the major market and economic events that influenced bond returns during that time. There are also Portfolio Reviews for each of the Funds showing the management strategies that Fleet Investment Advisors Inc. used in this environment.

     During the period, bonds earned returns that were about average by historical standards, but their prices were much more volatile than in the previous 12 months. Stocks and money market instruments also fluctuated as investors became uncertain over the direction of the economy, inflation and interest rates. Toward the end of the period, investors seemed hopeful that economic growth and inflation would remain moderate and interest rates would become more stable.

     Such an environment shows why it may be important to maintain a well-diversified portfolio of investments. Different asset classes often move in different directions, so using a broad range of classes can help smooth out returns over time. Debt-oriented investments, such as bonds, can provide a steady stream of income that can be a useful supplement to the growth and cash portions of your portfolio.

     To stay on track, you may want to "rebalance" your portfolio each year. This is particularly true in a year like the one just past, when market changes were substantial. As investment classes within your portfolio gain in value, you can maintain a diversified portfolio by reinvesting those gains in other asset classes, which may have declined in value or stayed the same, in accordance with your long-term allocation strategy. Of course, you should consider the tax implications of such rebalancing.

     We hope you will find the following report helpful as you review your current portfolio. If you have questions about material in the report, or need information on any of the Galaxy Funds, please call the Galaxy Service Center at 800-628-0414.

Sincerely,

/s/ Dwight E. Vicks, Jr.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees

MUTUAL FUNDS:

 . ARE NOT BANK DEPOSITS

 . ARE NOT FDIC INSURED

 . ARE NOT OBLIGATIONS OF FLEET BANK

 . ARE NOT GUARANTEED BY FLEET BANK

 . ARE SUBJECT TO INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
  INVESTED

[LOGO OF FLEET GALAXY
 FUND APPEARS HERE]

"In the 12 months ended October 31, 1996, we took advantage of rising yields by emphasizing bonds with longer maturities in the Galaxy Taxable Bond Funds."

Bond Market Overview

By Fleet Investment Advisors Inc.

     After rising strongly for most of 1995, bond prices were more volatile in 1996. During that time, investors became less certain about future economic growth, inflation and interest rates. Bond prices rose when investors thought growth was slowing and inflation was in check. Prices then fell when investors worried that growth was accelerating and the Federal Reserve (the "Fed") would raise interest rates to curb inflation.

     In the 12 months ended October 31, 1996, we took advantage of rising yields by emphasizing bonds with longer maturities in the Galaxy Taxable Bond Funds. When we were concerned about falling prices, we focused on shorter-maturity issues. We further enhanced returns for the Funds by taking advantage of selective opportunities in higher coupon investments.

Watching the Economy and the Fed

     At the end of 1995, the economy was growing slowly and bond prices were still rising. After advancing at an annualized rate of 3.8% in the third quarter of the year, the gross domestic product ("GDP"), a measure of U.S. goods and services, slowed to an annualized rate of only 0.3% in the fourth quarter. As expected, the Fed cut its short-term Fed Funds rate from 5.75% to 5.5%. This, plus expectations for further cuts and a balanced federal budget, drove the yield for 30-year Treasury bonds from 6.33% at the end of October to 5.94% at the end of December.

     At the start of 1996, a stalemate in federal budget talks and signs of stronger growth caused a sudden fall in bond prices. Although inflation remained moderate and the Fed cut the Fed Funds rate to 5.25%, investors worried that interest rates would soon rise. As the GDP growth accelerated to annualized rates of 2.0% and 4.7% in the first and second quarters, respectively, declining bond prices pushed the yield for 30-year Treasury bonds to a high of 7.2%.

Performance At-A-Glance

Average Annual Returns as of October 31, 1996

Trust Shares

Short-Term Bond Fund
Inception Date 12/30/91

                             [BAR GRAPH APPEARS HERE]
4.91%

4.52%

5.32%


Intermediate Government Income Fund
Inception Date 9/1/88

                             [BAR GRAPH APPEARS HERE]

3.88%

3.97%

5.95%

7.47%

Corporate Bond Fund
Inception Date 12/12/94

                             [BAR GRAPH APPEARS HERE]

5.00%

9.92%

High Quality Bond Fund
Inception Date 12/14/90

                             [BAR GRAPH APPEARS HERE]
4.46%

4.33%

7.69%

8.25%
       1 Year      5 Years
       3 Years     Life of Fund

[LOGO OF FLEET GALAXY
 FUND APPEARS HERE]


"When bond prices were rising at the end of 1995, we gave greater emphasis to longer-term bonds -- whose prices generally rise more than shorter-term issues in a rally.

     Because inflation remained in check the Fed did not raise interest rates. This inaction, plus reports of slower growth, helped bond prices rebound in the fall. Prices remained volatile, however, suffering near-term declines on reports of economic strength. By October, investors seemed convinced that inflation and interest rates had stabilized. This made bond prices more stable, too. At the end of November, as the Commerce Department announced that GDP growth had slowed to an annualized rate of 2.0% in the third quarter, the yield for long-term Treasury bonds stood at 6.64%.

Adjusting to Market Changes

     When bond prices were rising at the end of 1995, we gave greater emphasis to longer-term bonds -- whose prices generally rise more than shorter-term issues in a rally.

     Corporate bonds and mortgages performed very well during this period. This was due, partly, to reduced supplies of corporates as companies focused on cutting costs instead of issuing debt and to increased demand for corporates as interest rates fell. Meanwhile, yields for mortgages were attractive due to large supplies of these issues. In this environment, we felt the yields for lower quality corporate bonds were not strong enough to compensate for the added risk that these securities carry. While this approach dampened performance of the Galaxy Taxable Bond Funds in the near-term, it maintained our focus on lower-risk issues that perform more evenly over times of uncertainty.

Performance At-A-Glance

Average Annual Returns as of October 31, 1996
Retail A Shares*

Short-Term Bond Fund
Inception Date 12/30/91

                             [GRAPH APPEARS HERE]
0.72%

3.01%

4.38%

Intermediate Government Income Fund
Inception Date 9/1/88

                             [GRAPH APPEARS HERE]
-0.30%

2.44%

5.01%

6.88%

High Quality Bond Fund
Inception Date 12/14/90
                             [GRAPH APPEARS HERE]
0.37%

2.88%

6.79%

7.48%

       1 Year      5 Years
       3 Years     Life of Fund

*Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

MARKET
OVERVIEW

"Later, as yields for corporate securities and issues of U.S. government agencies became more attractive relative to yields for Treasuries, we added investments in these instruments."

     The large positions we held in longer-term issues early in 1996, when interest rates suddenly moved higher, also weakened performance . We soon softened the effect of higher rates, however, by adding shorter-term securities -- whose prices are generally more stable. Later, as yields for corporate securities and issues of U.S. government agencies became more attractive relative to yields for Treasuries, we added investments in these instruments. This strategy, plus the addition of mortgage-backed securities and continued focus on non-callable securities, helped enhance the Funds' yields.

Market Outlook

     Fleet Investment Advisors Inc. believes bond prices could improve further in coming months. If GDP growth stays near 2%, as we expect, inflation should remain near 3%. This should further calm investor fears about higher interest rates and help bond prices to edge higher. We believe prices for Treasuries could rise enough to keep long-term yields at or below 6.5% into 1997. Further economic uncertainty, however, could cause temporary fluctuations in prices and yields.

     For this reason, we expect to focus the Galaxy Taxable Bond Funds on securities that tend to outperform in uncertain times. For now, we're keeping the Funds' average maturities near those of their benchmarks and we are looking for additional opportunities in higher-coupon investments. Believing the spreads between yields of corporate and Treasury issues will remain historically tight, we expect to focus on shorter-term corporate bonds, mortgage-backed and asset-backed issues.

Performance At-A-Glance

Total Returns as of October 31, 1996
Retail B Shares*

    Short-Term Bond Fund
    Inception Date 3/4/96

                             [GRAPH APPEARS HERE]
  2.12%

--2.83%

    High Quality Bond Fund
    Inception Date 3/4/96

                             [GRAPH APPEARS HERE]
  1.14%

 -3.74%

*Retail B Shares are subject to a 5.00% Contingent Deferred Sales Charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. Total returns are from the date of inception.

PORTIFOLIO REVIEWS

[PHOTO OF PERRY VIETH APPEARS HERE]

Perry Vieth

Galaxy Short-Term Bond Fund

Distribution of Total Net Assets
as of October 31, 1996

[GRAPH APPEARS HERE]

Repurchase Agreement &
Net Other Assets & Liabilities 4%

Foreign Bond 1%

Asset-Backed Securities 11%

U.S. Government
& Agency Obligations 26%

Corporate Notes & Bonds 58%


Galaxy Short-Term Bond Fund

By Perry Vieth
Portfolio Manager

     In the 12 months ended October 31, 1996, we added higher yielding securities to the Galaxy Short-Term Bond Fund. During this time, the Fund's Trust Shares earned a total return of 4.91%. During the same period, the Fund's Retail A Shares had a total return of 4.63% before deduction of the maximum 3.75% front-end sales charge. Over the same period, the average short intermediate investment grade bond fund tracked by Lipper Analytical Services ("Lipper") earned a return of 5.54% and the Lehman Brothers One to Three Year Government Bond Index had a return of 5.98%. From their initial public offering on March 4, 1996 through October 31, 1996, the Fund's Retail B Shares had a total return of 2.12% before deduction of the maximum 5.00% contingent deferred sales charge.

Investment Strategy

     When interest rates were falling at the end of 1995, the Fund's portfolio had a "barbelled" maturity structure with investments in zero-coupon Treasury securities and shorter-maturity issues. Such a structure benefits from significant changes in bond prices. At the same time, we also were purchasing securities that could not be called in by their issuers.

     At the start of 1996, after interest rates reversed, we unwound the barbell structure and returned to a neutral weighting along the yield curve. We also added investments in asset-backed securities that offered excellent credit quality and attractive yields. This buffered the Fund against falling prices while helping to maintain its income. In the second quarter, when bond prices and yields were more attractive, we added longer-maturity issues to the portfolio. We then sold these issues after the bond market rallied.

     The Fund's income was enhanced with a significant increase in holdings of high quality corporate issues and asset-backed securities. However, as spreads between yields for corporate and government issues tightened, we replaced some longer-term corporate instruments with U.S. government agency debt, including mortgage pass-through securities. On October 31, 1996, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.17%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 4.72% after deduction of the maximum 3.75% front-end sales charge. On October 31, 1996, Retail B Shares had a 30-day SEC annualized yield of 4.38% after deduction of the maximum 5.00% contingent deferred sales charge.

Looking Ahead

     Given the uncertainty of the economy's strength, we will expect to keep the Fund's average maturity close to that of its market benchmark. In addition, we will most likely maintain the current investment mix in coming months -- keeping sizable positions in asset-backed securities and short-term corporate issues.

Perry Vieth became manager of the Galaxy Short-Term Bond Fund in March of 1996. He has managed fixed-income investments since 1986.

Galaxy Short-Term Bond Fund

Growth of $10,000 investment*

                             [GRAPH APPEARS HERE]

                Lehman Bros.            Galaxy        Galaxy        Galaxy
             One-to-three Years        Retail A    Institutional   Retail B
            Government Bond Index       Shares        Shares        Shares
            ---------------------      --------    -------------   --------
      91           10,000                9,625         10,000
      92           10,542               10,127         10,521
      93           11,150               10,833         11,256
      94           11,280               10,759         11,181
      95           12,276               11,758         12,249       10,000
10/31/96           13,010               12,302         12,850        9,717

 . Lehman Brothers One to Three Year Government Bond Index
 . Galaxy Short-Term Bond Fund-Retail A Shares
 . Galaxy Short-Term Bond Fund-Trust Shares
 . Galaxy Short-Term Bond Fund-Retail B Shares

* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1996. The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

PORTFOLIO REVIEW

[PHOTO OF MARIE SCHOFIELD APPEARS HERE]

Marie Schofield

Galaxy Intermediate
Government
Income Fund

Distribution of Total Net Assets
as of October 31, 1996

                             [GRAPH APPEARS HERE]

Corporate Notes & Bonds 21%

Asset-Backed Securities 9%

Repurchase Agreement
& Net Other Assets & Liabilities 2%

U.S. Government &
Agency Obligations 68%


Galaxy Intermediate
Government Income Fund

By Marie Schofield
Portfolio Manager

     As interest rates rose and bond prices fell, we replaced longer-term issues in the Galaxy Intermediate Government Income Fund with shorter-term issues. This helped to lock in profits earned in the bond rally of 1995 and buffered the Fund against falling prices in 1996. To increase the Fund's income during this time, we added investments in higher-yielding securities.

     For the 12 months ended October 31, 1996, the Fund's Trust Shares had a total return of 3.88%. During the same time, its Retail A Shares had a total return of 3.58% before deduction of the maximum 3.75% front-end sales charge. That compares with a return of 5.14% for the average intermediate investment grade bond fund tracked by Lipper and a return of 5.81% for the Lehman Brothers Intermediate Government/Corporate Bond Index.

Switching Gears

     When bond prices rose at the start of the period, we focused on longer-term securities to increase potential price appreciation and lock in higher yields for a longer period of time. We further enhanced return by adding positions in U.S. Treasury securities, which could not be called as rates fell, and by investing in bonds of high quality U.S. corporations and government agencies with yields that were especially attractive.

     When interest rates rose in 1996, the Fund's strong yield helped offset falling bond prices. As higher interest rates discouraged homeowners from prepaying their mortgages, making mortgage-backed securities more attractive, we added investments in that sector. This, plus larger investments in asset-backed securities and selected corporate bonds of high quality, further enhanced the Fund's yield.

     During this time, we replaced some of the Fund's longer-term securities with shorter-term issues -- whose prices tend to hold up better when interest rates rise. We maintained this strategy as interest rates rose further.

     Throughout the period, we gave greater attention to bonds that would not be called in from time to time by their issuers. This also helped to enhance the Fund's yield. On October 31, 1996, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.83%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 5.30% after deduction of the maximum 3.75% front-end sales charge.

Continued Attention to Income

     Although investors remain nervous about inflation and bond prices may continue to fluctuate, we expect prices gradually to edge higher and will look for new ways to benefit from such gains. For the most part, however, we expect income to constitute the majority of the Fund's return. With sizable investments in asset-backed securities, mortgage-backed securities and high quality corporate bonds, we believe the Fund could enjoy above-average income into next year.

Marie Schofield has managed the Galaxy Intermediate Government Income Fund since December of 1996. She has managed fixed-income investments since 1975. Jim Evans managed the Fund from March of 1996 to December 1996.


Galaxy Intermediate
Government Income Fund

Growth of $10,000 investment*

                             [GRAPH APPEARS HERE]

                   Lehman Bros.
                   Intermediate         Galaxy         Galaxy
               Government/Corporate    Retail A        Trust
                   Bond Shares          Shares         Shares
               --------------------    --------    -------------
      88             10,000              9,625         10,000
      88             10,312             10,000         10,390
      89             11,399             11,023         11,451
      90             12,240             11,250         11,687
      91             13,933             12,977         13,482
      92             15,326             14,398         14,958
      93             16,850             15,414         16,014
      94             16,524             14,733         15,310
      95             18,596             16,626         17,329
10/31/96             19,866             17,221         18,002

 . Lehman Brothers Intermediate Government/Corporate Bond Index
 . Galaxy Intermediate Government Income Fund-Retail A Shares
 . Galaxy Intermediate Government Income Fund-Trust Shares


* Since inception on 9/1/88, Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

PORTFOLIO REVIEW

[PHOTO OF DAVID LINDSAY APPEARS HERE]

David Lindsay

Galaxy Corporate
Bond Fund

Distribution of Total Net Assets
as of October 31, 1996

U.S. Government & Agency Obligations 12%

Foreign Bonds 6%

Other Corporate Notes & Bonds 23%

Finance 22%

Utilities 13%

Transportation 6%

Manufacturing 6%

Asset-Backed Securities 9%

Repurchase Agreement &Net Other Assets & Liabilities 3%


Galaxy Corporate Bond Fund

By David Lindsay
Portfolio Manager

     In the 12 months ended October 31, 1996, we restructured maturities in the Galaxy Corporate Bond Fund to make the most of changing bond prices. We also gave greater emphasis to corporate bonds, which performed relatively well in this environment. With these strategies, the Fund's Trust Shares earned a total return of 5.00%. That compares to returns of 4.82% for the average A-rated corporate bond fund tracked by Lipper and 5.81% for the Lehman Brothers Intermediate Government/Corporate Bond Index, the Fund's benchmark index. At the end of the period, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.90%.

Defending Share Value,
Boosting Yield

     At the end of 1995, when interest rates were bottoming, we used a "barbelled" maturity structure for the Fund's investments. For the most part, we concentrated investments in shorter-term issues, which could outperform the benchmark index when interest rates rose, and in longer-term issues, which could provide the Fund with increased yield.

     As interest rates rose in 1996, we added high-quality, intermediate-term corporates from the finance, telecommunications and retail sectors. This helped the Fund endure the accompanying decline in bond prices relatively well. While prices for corporates fell with the rest of the bond market, an improving economy strengthened the credit quality of corporate issuers and kept corporate prices from falling as much as prices for other bonds.

     We continued to add corporates in the second and third quarters of 1996 -- finding attractive issues from a wide range of industries. We also added asset-backed securities, which had largely been overlooked by investors and had yields that were especially strong.

     At the same time we began to unwind the Fund's barbell maturity structure and give even greater attention to intermediate-term issues. Since these securities had been hit especially hard when interest rates rose, they enjoyed strong gains as rates fell late in the period ended October 31, 1996. Many of the bonds we bought came from the finance, paper, electric utility and broadcasting sectors.

New Opportunities

     We continue to look for high-quality corporates representing good value, although the recent outperformance of corporates has made us quite selective. If the economy slows, as we believe it will, corporates may underperform temporarily. This would give us the opportunity to make additional investments at attractive prices and yields.

     In the meantime, we expect to maintain sizable positions in asset-backed securities. Many banks are using these instruments to finance their growth. This has boosted supplies of asset-backed issues and kept their prices and yields quite appealing.

David Lindsay has managed the Galaxy Corporate Bond Fund since its inception in December of 1994, Galaxy Fund II Treasury Index Fund since 1994, and managed fixed-income portfolios for Fleet Investment Advisors Inc. since 1986.

Galaxy Corporate Bond Fund
Growth of $10,000 investment*

                             [GRAPH APPEARS HERE]

                Lehman Intermediate       Galaxy Institutional
                Corporate Bond Index             Shares
                --------------------      --------------------
      94              10,000                      10,000
      95              10,967                      11,385
10/31/96              11,658                      11,954

 . Lehman Brothers Intermediate Government/Corporate Bond Index
 . Galaxy Corporate Bond Fund-Trust Shares

* Since inception on 12/12/94. The Lehman Brothers Intermediate
  Government/Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

[LOGO OF THE FLEET GALAXY
 FUND APPERS HERE]

PORTFOLIO REVIEW

Galaxy High Quality
Bond Fund

Distribution of Total Net Assets
as of October 31, 1996

Repurchase Agreement &
Net Other Assets & Liabilities 2%

Asset-Backed Securities 9%

Foreign Bond 2%

Corporate Notes & Bonds 29%

U.S. Government & Agency Obligations 58%


Galaxy High Quality Bond Fund

By Marie Schofield
Portfolio Manager

     The interest rate environment of the last 12 months can best be characterized as volatile, with yields for 30-year Treasury bonds generally fluctuating between 6% and 7%. The period began with long-term yields near 6.25% and ended with long-term yields near 6.75%. Such yield volatility generally affects the prices of longer-term bonds more than the prices of short-term bonds. The Galaxy High Quality Bond Fund adapted to this changing environment by using defensive maturity strategies when interest rates were low and rising and extending maturities when rates were near the high end of the range.

     This was in keeping with our active duration discipline, which reviews "real" bond yields, or yields minus inflation. Under this discipline we look to be opportunistic and lengthen the average maturity and duration of the Fund when real yields are high and look attractive -- which is currently around 7%. When real yields are less attractive, we generally have a neutral to shorter maturity structure.

     For the 12 months ended October 31, 1996, the Fund's Trust Shares produced a total return of 4.46%. During the same period, Retail A Shares produced a total return of 4.24% before deduction of the maximum 3.75% front-end sales charge. Over the same time, the average A-rated corporate bond fund tracked by Lipper had a total return of 4.82% and the Lehman Brothers Long-Term Government/ Corporate Bond Index had a return of 4.39%. For the period since their intial public offering on March 4, 1996 through October 31, 1996, the Fund's Retail B Shares produced a total return of 1.14% before deduction of the maximum 5.00% contingent deferred sales charge.

     On October 31, 1996, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.72%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 5.29% after deduction of the maximum 3.75% front-end sales charge. On October 31, 1996, the Fund's Retail B Shares had a 30-day SEC annualized yield of 5.00% after deduction of the maximum 5.00% contingent deferred sales charge.

Restructuring Maturities

     In the falling rate environment at the end of 1995, we emphasized longer, non-call maturities and zero-coupon bonds. This both enhanced the Fund's potential for capital gains and helped to lock in higher yields. When interest rates began to rise along with accelerating economic growth during the first quarter of 1996, we replaced securities with longer maturities and durations with short-term issues of high quality.

PORTFOLIO REVIEWS

     As a further defensive measure, we restructured the Fund's portfolio in the second quarter to spread maturities across the yield curve -- thereby reducing the Fund's concentration in intermediate-term maturities. Purchases of shorter-term issues included "AAA"-rated asset-backed securities and corporate debt with top credit ratings and attractive yields. We also purchased government mortgage-backed securities, which offered incremental yield and stable cash flows. These issues had grown more appealing as higher interest rates discouraged home loan prepayments.

     In the third quarter, we reduced holdings in longer-term corporate bonds due to our concerns over the widening in the spreads between their yields and those of government issues and the related underperformance that could occur. We continued to emphasize shorter-term corporates, which would be less affected by changing yield spreads. With long-term yields near the 7.0% threshold, we lengthened the average maturity and duration of the Fund slightly with the purchase of longer-maturity Treasury bonds. As rates fell toward 6.75% near the end of the fourth quarter, we took gains in these issues and adopted a more neutral maturity position.

Future Strategies

     In keeping with our active duration discipline, we expect to make similar adjustments in the coming months. As before, we will monitor yield spreads among the different market sectors to find investments that offer the best relative value.

Marie Schofield has managed the Galaxy High Quality Bond Fund since March of 1996. She has managed fixed-income investments since 1975.

Galaxy High Quality Bond Fund
Growth of $10,000 investment*

                             [GRAPH APPEARS HERE]

                 Lehman Brothers          Galaxy       Galaxy        Galaxy
              Long-Term Government/      Retail A   Institutional   Retail B
               Corporate Bond Index       Shares       Shares        Shares
              ---------------------      --------   -------------   --------
      90             10,000                9,625        10,000
      91             11,155               10,951        11,003
      92             12,329               11,684        12,139
      93             14,009               13,510        14,037
      94             13,359               12,374        12,859
      95             16,856               14,658        15,259        10,000
10/31/96             17,355               15,280        15,939         9,626

 . Lehman Brothers Long-Term Government/Corporate Bond Index
 . Galaxy High Quality Bond Fund-Retail A Shares
 . Galaxy High Quality Bond Fund-Trust Shares
 . Galaxy High Quality Bond Fund-Retail B Shares

* Since inception on 12/14/90 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1996. The Lehman Brothers Long-Term Government/Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.
-------------------------------------------------------------------------------
Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures in this report include changes in share price, the effect of sales charges, where applicable, and reinvestment of dividends and capital gains distributions, if any.

                             Short-Term Bond Fund
                             PORTFOLIO OF INVESTMENTS
[LOGO OF THE GALAXY FUND      October 31, 1996
 APPEARS HERE]

                                                                      Value
  Par Value                                                          (Note 2)
-------------                                                      ------------
CORPORATE NOTES AND BONDS - 58.03%
                  Finance - 34.65%

$ 1,000,000       American General Finance Corp
                  7.70%, 11/15/97 ..................................$  1,018,759
  1,500,000       Associates Corp. of North America
                  6.25%, 03/15/99 ..................................   1,507,500
  3,000,000       Associates Corp. of North America
                  5.25%, 03/30/00 ..................................   2,902,500
  5,000,000       CIT Group Holdings, Inc., MTN
                  6.20%, 04/15/98 ..................................   5,025,000
  2,000,000       Commercial Credit Co
                  8.50%, 02/15/98 ..................................   2,065,000
  1,000,000       Commercial Credit Co.
                  6.70%, 08/01/99 ..................................   1,012,500
  2,000,000       Ford Motor Credit Co.
                  6.38%, 10/06/00 ..................................   1,995,000
  2,500,000       General Electric Capital Corp., MTN
                  5.48%, 03/01/99 ..................................   2,471,875
  5,000,000       General Motors Acceptance Corp.
                  8.00%, 10/01/99 ..................................   5,225,000
  3,000,000       Household Finance Corp.
                  7.75%, 06/15/97 ..................................   3,040,287
  3,000,000       Norwest Financial, Inc., MTN
                  6.68%, 09/15/99 ..................................   3,045,000
  2,500,000       Pitney Bowes Credit Corp., MTN
                  6.54%, 07/15/99 ..................................   2,525,000
                                                                     -----------
                                                                      31,833,421
                                                                     -----------


                  Consumer Staples - 10.03%

  2,000,000       American Home Products Corp.
                  7.70%, 02/15/00 ..................................   2,085,000
  1,000,000       Coca-Cola Enterprises, Inc.
                  7.00%, 11/15/99 ..................................   1,022,500
  1,000,000       Procter & Gamble Co.
                  6.85%, 06/01/97 ..................................   1,005,929
  5,000,000       Sears Roebuck & Co., MTN
                  7.40%, 03/16/98 ..................................   5,100,000
                                                                     -----------
                                                                       9,213,429
                                                                     -----------

                  Banking - 8.97%

  1,000,000       BankAmerica Corp.
                  6.00%, 07/15/97 ..................................   1,002,309
  5,200,000       NationsBank Corp.
                  7.50%, 02/15/97 ..................................   5,229,739
  2,000,000       Society National Bank
                  7.13%, 04/15/97 ..................................   2,014,340
                                                                     -----------
                                                                       8,246,388
                                                                     -----------

                  Aerospace - 3.30%

  3,000,000       Lockheed Martin Corp.
                  6.63%, 06/15/98 ..................................  3,033,750
                                                                     ----------

                  Telephone and Telecommunications - 1.08%

$ 1,000,000       New York Telephone Co.
                  5.25%, 09/01/98 ..................................$   988,750
                                                                    -----------
                  Total Corporate Notes and Bonds .................. 53,315,738
                  (Cost $53,065,447)                                -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 25.98%

                  U.S. Treasury Notes - 11.19%

  1,250,000       7.38%, 11/15/97 ..................................  1,272,549
  5,000,000       5.88%, 08/15/98 ..................................  5,013,293
  3,000,000       5.50%, 11/15/98 ..................................  2,985,657
  1,000,000       6.38%, 05/15/99 ..................................  1,012,179
                                                                    -----------
                                                                     10,283,678
                                                                    -----------

                  Federal Home Loan Mortgage Corporation- 8.77%

  3,000,000       5.18%, 11/22/96, Discount Note ...................  2,990,490
  4,731,445       5.50%, 12/01/99, Pool #G50277 ....................  4,721,093
    355,238       7.00%, 05/01/19, Pool #D29158 ....................    349,576
                                                                    -----------
                                                                      8,061,159
                                                                    -----------

                  Federal Home Loan Bank - 3.12%

    400,000       6.85%, 02/25/97 ..................................    401,936
  2,500,000       6.00%, 01/18/01 ..................................  2,460,550
                                                                    -----------
                                                                      2,862,486
                                                                    -----------

                  Federal National Mortgage Association - 2.90%

    200,000       6.05%, 01/12/98 ..................................    200,754
  2,500,000       5.32%, 02/10/99, MTN .............................  2,462,523
                                                                    -----------
                                                                      2,663,277
                                                                    -----------
                  Total U.S. Government
                   and Agency Obligations .......................... 23,870,600
                  (Cost $23,671,807)                                -----------

ASSET-BACKED SECURITIES - 10.90%

  5,000,000       Premier Auto Trust
                  1996-1 Asset Backed Note, Class A-3
                  6.00%, 10/06/99 ..................................  5,002,295
  3,000,000       Sears Credit Account Master Trust
                  6.50%, 10/15/03 ..................................  3,033,657
  2,000,000       Standard Credit Card Master Trust II
                  1993-3 Participation Certificate, Class A
                  5.50%, 02/07/00 ..................................  1,976,294
                                                                    -----------
                  Total Asset-Backed Securities .................... 10,012,246
                  (Cost $9,950,333)                                 -----------

                       See Notes to Financial Statements.

                             Short-Term Bond Fund
                             PORTFOLIO OF INVESTMENTS (continued)
[LOGO OF THE GALAXY FUND     October 31, 1996
 APPEARS HERE]

                                                                     Value
    Par Value                                                       (Note 2)
 ---------------                                                  ------------

FOREIGN BOND - 1.04%
$    900,000       Export-Import Bank of Japan
                   Yankee Debenture
                   8.35%, 12/01/99 ..............................   $ 955,125
                                                                    ---------
                   Total Foreign Bond ...........................     955,125
                   (Cost $959,670)                                  ---------

REPURCHASE AGREEMENT - 3.39%

   3,114,281       Chase Securites, Inc.
                   5.45%, 11/01/96, Dated 10/31/96
                   Repurchase Price $3,114,752
                   (Collateralized By
                   U.S. Treasury Bond 7.25%
                   Due 05/15/2016;
                   Total Par Value $2,925,000;
                   Total Market Value $3,196,636) ...............   3,114,281
                                                                  -----------
                   Total Repurchase Agreement ...................   3,114,281
                   (Cost $3,114,281)                              -----------

Total Investments - 99.34%.......................................  91,267,990
(Cost $90,761,538)                                                -----------
Net Other Assets and Liabilities - 0.66% ........................     607,464
                                                                  -----------
Net Assets - 100.00% ............................................$ 91,875,454
                                                                  ===========
------------------------------------------
MTN Medium Term Note

                       See Notes to Financial Statements.

                      Intermediate Government Income Fund
                      PORTFOLIO OF INVESTMENTS
[LOGO OF THE GALAXY   October 31, 1996
 FUND APPEARS HERE]

                                                          Value
  Par Value                                              (Note 2)
-------------                                           ----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 68.14%

               Federal Home Loan
                Mortgage Corporation - 15.28%
$ 5,348,917    7.00%, 11/01/00, Pool #G50300......... $ 5,410,761
  5,825,351    7.50%, 10/01/09, Pool #E62671.........   5,930,935
 14,203,981    7.00%, 12/01/10, Pool #E00407.........  14,239,491
 19,543,173    6.50%, 03/01/11, Pool #E00420.........  19,256,123
                                                     ------------
                                                       44,837,310
                                                     ------------

               U.S. Treasury Bonds - 13.49%

 20,000,000   11.13%, 08/15/03.......................  25,361,380
 11,000,000   10.75%, 08/15/05.......................  14,228,269
                                                     ------------
                                                       39,589,649
                                                     ------------

              U.S. Treasury Notes - 12.99%

 10,000,000   6.13%, 05/15/98........................  10,070,200
 20,000,000   6.88%, 08/31/99........................  20,504,980
  7,500,000   6.25%, 08/31/00........................   7,559,993
                                                     ------------
                                                       38,135,173
                                                     ------------

              Federal National
               Mortgage Association - 11.93%

 12,000,000   8.42%, 10/20/04, MTN...................  12,260,028
 10,000,000   8.00%, 04/13/05, Pass-thru Certificate,
              Pool #313180...........................  10,154,190
  7,123,864   6.00%, 10/01/09, Pool #303344..........   6,867,847
  5,555,000   8.00%, 10/01/09........................   5,726,855
                                                     ------------
                                                       35,008,920
                                                     ------------

              U.S. Government Backed Bonds - 7.23%


 10,000,000   Small Business Administration
              Participation Certificates
              Series SBIC-PS 1995-10B
              7.25%, 05/10/05........................   9,825,000
  5,000,000   State of Israel
              6.38%, 08/15/01........................   5,012,500
  6,450,000   State of Israel, Series 6-A Note
              6.05%, 08/15/00........................   6,393,563
                                                     ------------
                                                       21,231,063
                                                     ------------

              Government National
               Mortgage Association - 7.22%

    779,952   7.50%, 09/15/07, Pool #329067..........     796,282
  2,842,124   7.50%, 10/15/07, Pool #332722..........   2,901,629
  1,471,784   7.50%, 03/15/08, Pool #347309..........   1,502,599
  1,597,093   7.50%, 12/15/08, Pool #345085..........   1,630,531
  9,375,050   6.50%, 07/15/09, Pool #780357..........   9,272,505
  4,743,816   9.00%, 12/15/17, Pool #780047..........   5,093,673
                                                     ------------
                                                       21,197,219
                                                     ------------
              Total U.S. Government
               and Agency Obligations................ 199,999,334
              (Cost $198,865,096)                    ------------

                                                          Value
  Par Value                                              (Note 2)
-------------                                           ----------

CORPORATE NOTES AND BONDS - 21.42%

              Finance - 11.41%

$ 7,500,000   Associates Corp. N.A., MTN
              6.00%, 03/15/99........................$  7,500,000
  5,000,000   Commercial Credit Co., Note
              5.55%, 02/15/01........................   4,837,500
  5,000,000   Ford Motor Credit Co., Sr. Note
              6.25%, 11/08/00........................   4,962,500
  6,000,000   General Motors Acceptance Corp.
              7.13%, 06/01/99........................   6,127,500
  5,000,000   IBM Credit Corp., MTN
              5.86%, 07/28/98........................   4,987,500
  5,000,000   Pitney Bowes Credit Corp., Series C, MTN
              6.78%, 07/16/01........................   5,075,000
                                                     ------------
                                                       33,490,000
                                                     ------------

              Banking - 7.78%

  7,500,000   Bank One Milwaukee
              National Association, MTN
              6.35%, 03/19/01........................   7,490,625
  7,550,000   Branch Banking & Trust Co., Sr. Note
              5.70%, 02/01/01........................   7,351,813
  8,000,000   NationsBank Texas,
              National Association, Sr. Note, MTN
              6.35%, 03/15/01........................   7,980,000
                                                     ------------
                                                       22,822,438
                                                     ------------


              Healthcare - 1.72%

  5,000,000   Columbia/HCA Healthcare Corp.
              6.50%, 03/15/99........................   5,043,750
                                                     ------------


              Retail - 0.51%

  1,500,000   May Department Stores
              6.88%, 11/01/05........................   1,500,000
                                                     ------------
              Total Corporate Notes and Bonds........  62,856,188
              (Cost $62,084,373)                     ------------

ASSET-BACKED SECURITIES - 9.22%

  5,000,000   Ford Credit Owner Trust
              Series 1996-A, Class A-3
              6.50%, 11/15/99........................   5,053,265
    750,000   Guaranteed Trade Trust
              Series 1993-A, Class A
              4.86%, 04/01/98........................     747,186
  6,500,000   MBNA Master Credit Card Trust
              Series 1993-3, Class A
              5.40%, 09/15/00........................   6,419,387
  5,000,000   Signet Credit Card Master Trust
              1993-1 Credit Card Participation
              Certificate, Class A
              5.20%, 02/15/02........................   4,921,765

                       See Notes to Financial Statements.

                      Intermediate Government Income Fund
                      PORTFOLIO OF INVESTMENTS (continued)
[LOGO OF THE GALAXY   October 31, 1996
 FUND APPEARS HERE]


                                                                     Value
   Par Value                                                        (Note 2)
---------------                                                    ----------
$  5,000,000      Standard Credit Card Master Trust I
                  Series 1993-3 Participation Certificate
                  Class A, Eurodollar
                  5.50%, 02/07/00...........................      $  4,940,735
   5,000,000      Standard Credit Card Master Trust I
                  Series 1995-10 Participation Certificate
                  Class A
                  5.90%, 02/07/01...........................          4,977,020
                                                                 --------------
                  Total Asset-Backed Securities.............         27,059,358
                  (Cost $26,868,281)                             --------------

REPURCHASE AGREEMENT - 1.14%

   3,333,250      Chase Securities, Inc.
                  5.45%, 11/01/96, Dated 10/31/96
                  Repurchase Price $3,333,755
                  (Collateralized by U.S. Treasury Bond
                  7.25% Due 05/15/2016;
                  Total Par Value $3,130,000;
                  Total Market Value $3,420,673)............          3,333,250
                                                                 --------------
                  Total Repurchase Agreement................          3,333,250
                  (Cost $3,333,250)                              --------------

Total Investments - 99.92%..................................        293,248,130
(Cost $291,151,000)                                              --------------
Net Other Assets and Liabilities - 0.08%....................            242,679
                                                                 --------------

Net Assets - 100.00%........................................     $  293,490,809
                                                                 ==============

-----------------------------------
MTN     Medium Term Note


                       See Notes to Financial Statements.

                                     Corporate Bond Fund
   [LOGO OF FLEET GALAXY FUND        PORTFOLIO OF INVESTMENTS
         APPEARS HERE]               October 31, 1996

                                                              Value
 Par Value                                                   (Note 2)
------------                                                ----------
CORPORATE NOTES AND BONDS - 69.88%
                  Finance - 22.12%

$  600,000        Ameritech Capital Funding
                  7.50%, 04/01/05........................   $  627,750
   100,000        Aristar, Inc.
                  6.30%, 07/15/00........................       99,625
   750,000        Associates Corp. of North America
                  8.38%, 01/15/98........................      772,500
   500,000        Associates Corp. of North America
                  5.25%, 09/01/98........................      494,375
 1,000,000        Caterpillar Financial Services Corp.
                  6.87%, 11/30/99........................    1,017,500
 1,000,000        Chase Manhattan Corp.
                  6.63%, 01/15/98........................    1,008,750
   300,000        Chrysler Building New York, Inc.
                  9.13%, 05/01/99........................      320,625
 1,000,000        CIT Group Holdings, Inc., MTN
                  6.20%, 04/15/98........................    1,005,000
   750,000        Commercial Credit Co.
                  6.70%, 08/01/99........................      759,375
   300,000        Commercial Credit Co.
                  8.70%, 06/15/09........................      343,125
 1,000,000        Commercial Credit Co.,
                  Debenture
                  9.60%, 05/15/99........................    1,080,000
   500,000        Dean Witter Discover & Co.
                  6.75%, 08/15/00........................      506,250
   600,000        Dow Capital BV, Debenture
                  9.00%, 05/15/10........................      687,750
   600,000        Fletcher Challenge Financial USA, Inc.
                  9.80%, 06/15/98........................      634,500
 1,000,000        Ford Motor Credit Co.
                  8.88%, 06/15/99........................    1,063,750
   500,000        Ford Motor Credit Co.
                  6.85%, 08/15/00........................      506,250
   500,000        Ford Motor Credit Co., Sr. Note
                  6.25%, 11/08/00........................      496,250
   150,000        General Motors Acceptance Corp.
                  5.63%, 02/01/99........................      148,312
   160,000        General Motors Acceptance Corp.
                  9.38%, 04/01/00........................      174,200
   200,000        General Motors Acceptance Corp.
                  9.63%, 05/15/00........................      219,750
   200,000        General Motors Acceptance Corp.
                  9.63%, 12/15/01........................      227,000
 1,300,000        General Motors Acceptance Corp.
                  8.88%, 06/01/10........................    1,516,125
 1,800,000        General Motors Acceptance Corp.,
                  MTN
                  7.50%, 06/01/99........................    1,854,000
   350,000        Great Western Financial Corp.
                  6.13%, 06/15/98........................      351,312
   525,000        Great Western Financial Corp.
                  6.38%, 07/01/00........................      524,344
 1,000,000        Household Finance Corp.
                  8.95%, 09/15/99........................    1,070,000
 1,000,000        International Lease Finance Corp.
                  6.13%, 11/01/99........................      996,250

                  Finance (continued)



                                                              Value
 Par Value                                                   (Note 2)
------------                                                ----------
$  1,000,000      Norwest Financial, Inc.
                  6.88%, 06/15/00........................   $1,017,500
     600,000      NZI Capital Corp.
                  8.25%, 03/15/97........................      605,471
   1,000,000      Pitney Bowes Credit Corp., MTN
                  6.54%, 07/15/99........................    1,010,000
     250,000      Textron Financial Corp., MTN
                  9.45%, 04/10/01........................      275,938
     300,000      Travelers Group, Inc.
                  6.13%, 06/15/00........................      295,875
     250,000      Travelers Group, Inc.
                  6.63%, 09/15/05........................      246,250
   1,000,000      Travelers Group, Inc.
                  6.88%, 06/01/25........................    1,003,750
     620,000      United States Leasing International, Inc.
                  8.75%, 12/01/01........................      679,675
     180,000      USL Capital Corp.
                  8.13%, 02/15/00........................      188,550
                                                            ----------
                                                            23,827,677
                                                            ----------

                  Utilities - 12.65%

     500,000      Alabama Power Co.
                  6.38%, 08/01/99........................      503,125
     300,000      Baltimore Gas & Electric Co.
                  8.40%, 10/15/99........................      317,625
   1,000,000      Baltimore Gas & Electric Co.
                  8.38%, 08/15/01........................    1,078,750
   1,000,000      Cincinnati Gas & Electric Co.
                  5.80%, 02/15/99........................      990,000
     300,000      Consumers Power Co.
                  8.75%, 02/15/98........................      309,750
   1,080,000      Cox Communications, Inc.
                  6.38%, 06/15/00........................    1,077,300
     383,000      Cox Communications, Inc.
                  6.50%, 11/15/02........................      380,606
   1,000,000      Florida Power & Light Co.
                  5.50%, 07/01/99........................      981,250
     455,000      GTE California, Inc.
                  6.75%, 03/15/04........................      455,569
     350,000      GTE Corp.
                  9.38%, 12/01/00........................      385,437
     500,000      GTE Florida, Inc.
                  6.25%, 11/15/05........................      481,875
     400,000      GTE South, Inc., Series B, Debenture
                  7.25%, 08/01/02........................      414,500
   1,500,000      GTE Southwest, Inc.
                  6.00%, 01/15/06........................    1,415,625
     600,000      Hydro-Quebec
                  11.75%, 02/01/12.......................      831,750
     150,000      Kansas Gas & Electric Co.
                  6.50%, 08/01/05........................      145,500
     100,000      Orange & Rockland Utilities, Inc.
                  9.38%, 03/15/00........................      108,500
     300,000      Orange & Rockland Utilities, Inc.,
                  Debenture
                  6.50%, 10/15/97........................      301,875




                       See Notes to Financial Statements.

                                       Corporate Bond Fund
     [LOGO OF FLEET GALAXY FUND        PORTFOLIO OF INVESTMENTS (continued)
           APPEARS HERE]               October 31, 1996


                                                              Value
 Par Value                                                   (Note 2)
------------                                                ----------

                  Utilities (continued)

$    180,000      Peco Energy Corp.
                  9.25%, 10/01/99........................ $    193,950
     200,000      Public Service Electric & Gas Co.,
                  Series II
                  7.63%, 02/01/00........................      207,000
     365,000      Public Service Electric & Gas Co.,
                  Series KK
                  6.88%, 06/01/97........................      367,281
     300,000      Sprint Corp.
                  9.75%, 04/01/00........................      330,750
   1,000,000      Texas Utilities Electric Co.
                  5.75%, 07/01/98........................      996,250
     250,000      Unicom Corp.
                  9.38%, 02/15/00........................      270,625
     500,000      Virginia Electric & Power Co.
                  6.25%, 08/01/98........................      502,500
     250,000      Virginia Electric & Power Co., MTN
                  9.40%, 05/27/99........................      266,590
     300,000      Virginia Electric & Power Co.,
                  Series 1992 D
                  7.63%, 07/01/07........................      316,125
                                                          ------------
                                                            13,630,108
                                                          ------------

                  Transportation - 6.01%

     250,000      Atchinson, Topeka & Santa Fe
                  Railway Co., Series X
                  6.00%, 07/01/00........................      246,875
     800,000      Carnival Corp.
                  5.75%, 03/15/98........................      799,000
     500,000      Carnival Corp.
                  6.15%, 10/01/03........................      487,500
     300,000      CSX Corp.
                  9.50%, 08/01/00........................      331,125
     200,000      Federal Express Corp.
                  10.00%, 04/15/99.......................      216,250
   1,000,000      Hertz Corp.
                  9.75%, 02/01/98........................    1,046,250
     150,000      Hertz Corp.
                  6.00%, 02/01/01........................      147,000
   1,100,000      Lockheed Martin Corp.
                  5.88%, 03/15/98........................    1,100,000
     500,000      Southwest Airlines Co.
                  9.40%, 07/01/01........................      554,375
     300,000      Southwest Airlines Co.
                  8.00%, 03/01/05........................      318,750
     250,000      Union Pacific Corp.
                  7.60%, 05/01/05........................      262,187
   1,000,000      Union Pacific Corp.
                  6.40%, 02/01/06........................      970,000
                                                          ------------
                                                             6,479,312
                                                          ------------


                                                              Value
 Par Value                                                  (Note 2)
-----------                                                ----------
                  Manufacturing - 5.71%

$  500,000        Crown Cork & Seal, Inc.
                  8.38%, 01/15/05........................  $  539,375
 1,375,000        Georgia-Pacific Corp.
                  9.95%, 06/15/02........................   1,577,813
 1,000,000        International Paper Co.
                  7.63%, 08/01/04........................   1,045,000
   500,000        Loral Corp.
                  7.63%, 06/15/04........................     518,125
 1,500,000        Raytheon Co.
                  6.50%, 07/15/05........................   1,477,500
 1,000,000        Snap-On, Inc.
                  6.63%, 10/01/05........................     997,500
                                                           ----------
                                                            6,155,313
                                                           ----------

                  Consumer Staples - 4.69%

   250,000        American Home Products Corp.
                  7.90%, 02/15/05.......................      267,500
   150,000        Becton Dickinson & Co.
                  8.80%, 03/01/01.......................      163,125
   400,000        Champion International Corp.
                  7.10%, 09/01/05.......................      401,000
 1,000,000        Dillard Department Stores, Inc.
                  7.38%, 06/15/99.......................    1,026,250
 1,000,000        Lilly (Eli) & Co.
                  7.13%, 06/01/25.......................      987,500
   300,000        Limited, Inc.
                  9.13%, 02/01/01.......................      323,625
   250,000        Penney (J.C.) & Co., Inc.
                  9.05%, 03/01/01.......................      274,062
 1,000,000        Penney (J.C.) & Co., Inc., MTN
                  6.38%, 09/15/00.......................      998,750
   300,000        Seagram Ltd., Debenture
                  6.50%, 04/01/03.......................      297,750
   300,000        Sears Roebuck & Co., Series V, MTN
                  9.31%, 07/24/98.......................      316,125
                                                           ----------
                                                            5,055,687
                                                           ----------

                  Banking - 3.46%

   305,000        Bank of New York, Inc.
                  7.88%, 11/15/02......................       324,444
 1,000,000        Bank One Milwaukee
                  National Association, MTN
                  6.35%, 03/19/01......................       998,750
 1,000,000        Branch Banking & Trust Co., Sr. Note
                  5.70%, 02/01/01......................       973,750
 1,000,000        National City Bank of Kentucky
                  6.30%, 02/15/11......................       920,000
   500,000        Wachovia Corp.
                  7.00%, 12/15/99......................       512,500
                                                           ----------
                                                            3,729,444
                                                           ----------

                      See Notes to Financial Statements.

[LOGO OF THE GALAXY FUND APPEARS HERE]


                              Corporate Bond Fund
                     PORTFOLIO OF INVESTMENTS (continued)
                               October 31, 1996






                                                 Value
 Par Value                                     (Note 2)
-----------                                   ----------
                Insurance - 3.01%

$    210,000    American General Corp.
                9.63%, 07/15/00..............  $   231,525
     341,000    Chubb Corp., Debenture
                8.75%, 11/15/99..............      363,591
   1,000,000    ITT Hartford Group, Inc.
                6.38%, 11/01/02..............      985,000
     750,000    Progressive Corp., Ohio
                10.00%, 12/15/00.............      841,875
     150,000    Progressive Corp., Ohio
                6.60%, 01/15/04..............      148,125
     300,000    Torchmark Corp.
                9.63%, 05/01/98..............      314,625
     340,000    Transamerica Corp.
                9.88%, 01/01/98..............      354,875
                                               -----------
                                                 3,239,616
                                               -----------

                Oil, Gas and Petroleum - 3.00%

     300,000    Anadarko Petroleum Corp., Debenture
                6.75%, 03/15/03..............      302,250
     500,000    Atlantic Richfield Co., Debenture
                10.88%, 07/15/05.............      628,125
   1,000,000    Burlington Resources, Inc., Debenture
                6.88%, 02/15/26..............      923,750
     300,000    Enron Corp.
                10.00%, 06/01/98.............      316,875
     100,000    Occidental Petroleum Corp.
                10.13%, 11/15/01.............      114,375
     300,000    Phillips Petroleum Co.
                9.00%, 06/01/01..............      328,875
     300,000    Sun Co., Inc.
                7.13%, 03/15/04..............      302,250
     150,000    Texaco Capital, Inc.
                8.65%, 01/30/98..............      155,063
     150,000    Unocal Corp., Series A, MTN
                9.25%, 08/02/99..............      161,063
                                                ----------
                                                 3,232,626
                                                ----------

                Basic Materials - 2.47%

      560,000   Alcan Aluminum, Ltd.
                5.88%, 04/01/00..............      552,300
      400,000   Cyprus Amax Minerals Co.
                10.13%, 04/01/02.............      458,500
      360,000   Reynolds Metals Co., Debenture
                9.38%, 06/15/99..............      386,100
    1,000,000   Weyerhaeuser Co.
                8.38%, 02/15/07..............    1,116,250
      150,000   Weyerhaeuser Co., Debenture
                7.13%, 07/15/23..............      145,313
                                                ----------
                                                 2,658,463
                                                ----------

                Processed Foods - 2.37%

$   1,600,000   CPC International, Inc.
                6.15%, 01/15/06..............   $1,532,000
    1,000,000   Sysco Corp.
                7.00%, 05/01/06..............    1,018,750
                                                ----------
                                                 2,550,750
                                                ----------

                Consumer Cyclicals - 2.21%

      600,000   Armstrong World Industries, Inc.
                9.75%, 04/15/08..............      718,500
      100,000   Comdisco, Inc.
                9.75%, 01/15/97..............      100,774
      100,000   Comdisco, Inc.
                6.50%, 06/15/00..............      100,000
    1,000,000   New York Times Co.
                7.63%, 03/15/05..............    1,060,000
      150,000   Times Mirror Co., Debenture
                7.50%, 07/01/23..............      152,625
      100,000   Whitman Corp.
                7.50%, 08/15/01..............      103,000
      150,000   Whitman Corp.
                6.50%, 02/01/06..............      143,438
                                                ----------
                                                 2,378,337
                                                ----------

                Technology - 1.40%

    1,500,000   International Business Machines Corp.
                6.38%, 06/15/00..............    1,503,750
                                                ----------

                Industrial - 0.67%

      726,000   Fischbach Corp.
                4.75%, 04/01/97..............      723,046
                                                ----------

                Capital Goods - 0.11%

      104,000   Alco Standard Corp.
                8.88%, 04/15/01..............      112,970
                                                ----------
                Total Corporate Notes and Bonds 75,277,099
                                                ----------
                (Cost $75,175,887)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 11.99%

                Federal National Mortgage Association - 4.55%

       25,756   8.00%, 01/01/99, Pool #145891....   26,424
      223,162   7.50%, 11/07/07, Pool #188629....  226,928
      168,085   5.00%, 08/01/10, Series A-1, CMO.  154,953
        1,954   12.50%, 12/01/13, Pool #2443.....    2,225




                      See Notes to Financial Statements.

                              Corporate Bond Fund
                              PORTFOLIO OF INVESTMENTS (continued)
[LOGO OF THE GALAXY           October 31, 1996
 FUND APPEARS HERE]

                                                                       Value
  Par Value                                                           (Note 2)
 -----------                                                         ----------
                   Federal National
                    Mortgage Association (continued)

$    3,885,036     6.00%, 11/01/23, Pool #50940................. $     3,620,368
       907,024     6.50%, 12/01/23, Pool #50946.................         868,191
                                                                 ---------------
                                                                       4,899,089
                                                                 ---------------

                   U.S. Treasury Notes - 2.72%

       500,000     6.00%, 12/31/97..............................         502,570
     1,086,000     8.88%, 11/15/98..............................       1,150,366
       750,000     6.38%, 01/15/99..............................         759,652
       500,000     7.13%, 02/29/00..............................         517,439
                                                                 ---------------
                                                                       2,930,027
                                                                 ---------------

                   U.S. Treasury Bonds - 2.66%

     2,000,000     11.63%, 11/15/02.............................       2,546,478
       300,000     7.25%, 05/15/16..............................         317,817
                                                                 ---------------
                                                                       2,864,295
                                                                 ---------------

                   Federal Home Loan
                    Mortgage Corporation - 1.63%

        57,512     8.75%, 08/01/01, Pool #220011................          59,256
       127,810     7.00%, 06/01/04, Pool #189683................         125,773
       117,944     7.50%, 08/01/08, Pool #181313................         118,424
        40,326     7.00%, 05/01/16, Pool #272046................          39,683
       225,339     7.00%, 02/01/17, Pool #289284................         221,747
       142,130     8.90%, 05/15/19, Series 82,
                   Class C, CMO.................................         143,712
       165,880     8.00%, 07/01/21, Pool #C00068................         169,664
        88,665     8.00%, 10/01/21, Pool #D11045................          90,688
       265,462     7.00%, 10/01/22, Pool # C00184...............         261,231
       268,677     7.00%, 02/01/23, Pool #C00213................         264,394
       283,630     6.00%, 09/01/23, Pool #D41208................         264,662
                                                                 ---------------
                                                                       1,759,234
                                                                 ---------------

                   Government National
                    Mortgage Association - 0.43%

       149,951     9.00%, 09/15/04, Pool #003669................         158,666
        75,282     9.00%, 12/15/08, Pool #027562................          79,658
       226,678     8.00%, 05/15/22, Pool #319062................         231,920
                                                                 ---------------
                                                                         470,244
                                                                 ---------------
                   Total U.S. Government and
                    Agency Obligations..........................      12,922,889
                                                                 ---------------
                   (Cost $13,007,014)

ASSET-BACKED SECURITIES - 8.90%

$    1,000,000     Chemical Master Credit Card Trust I,
                   Series 1996-1, Class A
                   5.55%, 09/15/03.............................. $       973,925
     1,000,000     Ford Credit Auto Loan Master Trust,
                   Series 1995-1, Class A
                   6.50%, 08/15/02..............................       1,006,100
     1,000,000     Ford Credit Owner Trust
                   Series 1996-A, Class A-3
                   6.50%, 11/15/99..............................       1,010,653
     1,489,361     Guaranteed Export Trust Certificates
                   Series 1993-D, Class A
                   5.23%, 05/15/05..............................       1,429,783
       750,000     Guaranteed Trade Trust
                   Series 1993-A, Class A
                   4.86%, 04/01/98..............................         747,186
     1,000,000     NationsBank Auto Owner Trust
                   Series 1996-A, Class A-3
                   6.38%, 07/15/00..............................       1,006,563
     1,000,000     Premier Auto Trust
                   Series 1996-3, Class A-3
                   6.50%, 03/06/00..............................       1,009,097
       600,000     Standard Credit Card Trust, Series 1990-3
                   Class A
                   9.50%, 05/10/97..............................         612,029
     1,800,000     Standard Credit Card Master Trust I,
                   Series 1995-10 Participation Certificate,
                   Class A
                   5.90%, 02/07/01..............................       1,791,727
                                                                 ---------------
                   Total Asset-Backed Securities                       9,587,063
                                                                 ---------------
                   (Cost $9,562,220)

FOREIGN BONDS - 5.76%

     1,000,000     Korea Development Bank
                   6.25%, 05/01/00..............................         992,500
       300,000     Manitoba Province of Canada,
                   Series BM, Debenture
                   9.13%, 01/15/18..............................         363,375
       300,000     Manitoba Province of Canada,
                   Debenture
                   8.80%, 01/15/20..............................         354,375
     1,000,000     Province of Newfoundland
                   7.32%, 10/13/23..............................         983,750
     3,300,000     Republic of Indonesia
                   7.80%, 10/15/22..............................       3,516,150
                                                                 ---------------
                   Total Foreign Bonds..........................       6,210,150
                                                                 ---------------
                   (Cost $6,383,834)


                       See Notes to Financial Statements.

                              Corporate Bond Fund
                              PORTFOLIO OF INVESTMENTS (continued)
[LOGO OF THE GALAXY           October 31, 1996
 FUND APPEARS HERE]


                                                                       Value
 Par Value                                                            (Note 2)
-----------                                                          ----------
REPURCHASE AGREEMENT - 2.29%

$      2,463,354   Chase Securities, Inc.
                   5.45%, 11/01/96, Dated 10/31/96
                   Repurchase Price $2,463,726
                   (Collateralized by U.S. Treasury Bond
                   7.25% Due 05/15/2016;
                   Total Par Value $2,315,000;
                   Total Market Value $2,529,987)............... $     2,463,354
                                                                 ---------------
                   Total Repurchase Agreement...................       2,463,354
                                                                 ---------------
                   (Cost $2,463,354)

Total Investments - 98.82%......................................     106,460,555
                                                                 ---------------
(Cost $106,592,309)
Net Other Assets and Liabilities - 1.18%........................       1,267,233
                                                                 ---------------
Net Assets - 100.00%............................................ $   107,727,788
                                                                 ===============

-----------------------------------------
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note



                       See Notes to Financial Statements.

[Logo of Gateway Fund      High Quality Bond Fund
 appears here.]            PORTFOLIO OF INVESTMENTS
                           October 31, 1996

                                                                       Value
 Par Value                                                            (Note 2)
-----------                                                          ----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 58.07%

                   U.S. Treasury Bonds - 25.10%

$      5,000,000   8.38%, 08/15/08.............................. $     5,576,845
       1,700,000   9.88%, 11/15/15..............................       2,280,276
      11,500,000   7.50%, 11/15/16..............................      12,479,225
       2,000,000   9.00%, 11/15/18..............................       2,517,620
       4,500,000   7.88%, 02/15/21..............................       5,099,715
       1,700,000   8.13%, 05/15/21..............................       1,978,290
       6,800,000   8.13%, 08/15/21..............................       7,916,832
       1,000,000   8.00%, 11/15/21..............................       1,150,000
       6,000,000   7.25%, 08/15/22..............................       6,363,294
                                                                 ---------------
                                                                      45,362,097
                                                                 ---------------

                   U.S. Treasury Notes - 16.82%

       2,500,000   6.13%, 05/15/98..............................       2,517,550
       1,500,000   6.00%, 09/30/98..............................       1,507,679
       2,000,000   8.88%, 02/15/99..............................       2,129,740
       2,000,000   6.88%, 07/31/99..............................       2,049,078
       3,500,000   6.63%, 06/30/01..............................       3,576,051
       2,000,000   6.50%, 08/31/01..............................       2,033,660
       1,500,000   7.88%, 11/15/04..............................       1,647,164
       5,000,000   6.50%, 05/15/05..............................       5,055,195
       3,000,000   6.50%, 08/15/05..............................       3,033,600
       2,200,000   5.88%, 11/15/05..............................       2,130,348
       4,500,000   7.00%, 07/15/06..............................       4,702,275
                                                                 ---------------
                                                                      30,382,340
                                                                 ---------------

                   Federal National
                    Mortgage Association - 7.62%

         500,000   8.15%, 05/11/98..............................         517,149
       6,013,143   6.50%, 12/01/02..............................       5,986,836
       1,000,000   7.86%, 05/25/04, MTN.........................       1,024,269
       2,000,000   7.85%, 09/10/04..............................       2,052,938
       1,000,000   8.18%, 09/22/04, MTN.........................       1,013,949
       3,000,000   8.50%, 08/01/05..............................       3,173,637
                                                                 ---------------
                                                                      13,768,778
                                                                 ---------------

                   Government National
                    Mortgage Association - 4.16%

       7,201,098   8.00%, 02/15/08, Pool #780424................       7,520,647
                                                                 ---------------

                   Federal Home Loan
                    Mortgage Corporation - 3.11%

         592,681   6.50%, 07/01/99, Pool #L73248................         598,608
       2,866,757   5.50%, 08/01/99, Pool #G50195................       2,835,402
       2,167,349   6.50%, 09/01/99, Pool #G50194................       2,189,023
                                                                 ---------------
                                                                       5,623,033
                                                                 ---------------

                   U.S. Government Backed Bonds - 1.26%

$        500,000   Farm Credit System
                   Financial Assistance Corp.
                   9.45%, 11/21/03.............................. $       531,875
       1,800,000   Israel Aid
                   5.45%, 02/15/01..............................       1,741,500
                                                                 ---------------
                                                                       2,273,375
                                                                 ---------------

                   Total U.S. Government
                    and Agency Obligations......................     104,930,270
                                                                 ---------------
                   (Cost $102,722,380)

CORPORATE NOTES AND BONDS - 29.67%

                   Finance - 20.65%

       2,000,000   Associates Corp. of North America
                   6.63%, 05/15/01..............................       2,015,000
       4,000,000   Associates Corp. of North America
                   MTN
                   6.00%, 03/15/99..............................       4,000,000
       2,000,000   Associates Corp. of North America,
                   MTN
                   7.40%, 05/03/02..............................       2,082,500
       4,000,000   Bank One Milwaukee,
                   National Association, MTN
                   6.35%, 03/19/01..............................       3,995,000
         200,000   Chubb Corp., Debenture
                   8.75%, 11/15/99..............................         213,250
       3,800,000   CIT Group Holdings, Inc.
                   6.75%, 04/30/98..............................       3,847,500
       4,520,000   CIT Group Holdings, Inc., MTN
                   6.20%, 04/15/98..............................       4,542,600
         250,000   General Electric Capital Corp.
                   8.30%, 09/20/09..............................         282,812
       1,000,000   General Electric Capital Corp., MTN
                   8.13%, 02/01/99..............................       1,043,750
       4,500,000   National Rural Utilities
                   Cooperative Finance Corp.
                   7.30%, 09/15/06..............................       4,635,000
       3,000,000   Norwest Financial, Inc.
                   8.50%, 08/15/98..............................       3,131,250
       4,500,000   Paccar Financial Corp., MTN
                   6.06%, 03/15/99..............................       4,494,375
       3,000,000   Pitney Bowes Credit Corp., MTN
                   6.54%, 07/15/99..............................       3,030,000
                                                                 ---------------
                                                                      37,313,037
                                                                 ---------------

                   Consumer Staples - 7.04%

       2,500,000   Anheuser Busch Cos.
                   6.90%, 10/01/02..............................       2,521,875
       3,600,000   Coca-Cola Enterprises, Inc.
                   7.00%, 11/15/99..............................       3,681,000


                       See Notes to Financial Statements.

                            High Quality Bond Fund
                            PORTFOLIO OF INVESTMENTS (continued)
                            October 31, 1996

                                                                        Value
 Par Value                                                             (Note 2)
-----------                                                           ----------
                   Consumer Staples (continued)

$      3,000,000   General Electric Co.
                   7.88%, 09/15/98.............................. $     3,105,000
         250,000   Procter & Gamble Co.
                   8.50%, 08/10/09..............................         286,875
       3,000,000   Sara Lee Corp., MTN
                   7.40%, 03/22/02..............................       3,131,250
                                                                 ---------------
                                                                      12,726,000
                                                                 ---------------

                   Technology - 1.44%

       2,500,000   International Business Machines Corp.
                   7.25%, 11/01/02..............................       2,596,875
                                                                 ---------------

                   Utilities - 0.54%

       1,000,000   New England Telephone & Telegraph Co.
                   5.05%, 10/01/98..............................         981,250
                                                                 ---------------
                   Total Corporate Notes and Bonds..............      53,617,162
                                                                 ---------------
                   (Cost $52,663,352)

ASSET-BACKED SECURITIES - 8.69%

       4,168,775   Banc One Auto Grantor Trust
                   1996-A Certificate, Class A
                   6.10%, 10/15/02..............................       4,181,065
       5,500,000   Discover Card Trust
                   1993-A Credit Card Pass-thru Certificate,
                   Class A
                   6.25%, 08/16/00..............................       5,513,315
       3,000,000   NationsBank Auto Owner Trust
                   Series 1996-A, Class A-3
                   6.38%, 07/15/00..............................       3,019,689
       3,000,000   Sears Credit Account Master Trust II
                   1996-1 Certificate, Class A
                   6.20%, 02/16/06..............................       2,994,582
                                                                 ---------------
                   Total Asset-Backed Securities................      15,708,651
                                                                 ---------------
                   (Cost $15,620,224)

FOREIGN BOND - 1.74%

 $     3,000,000   Province of Ontario
                   7.38%, 01/27/03.............................. $     3,138,750
                                                                 ---------------
                   Total Foreign Bond...........................       3,138,750
                                                                 ---------------
                   (Cost $2,994,750)

REPURCHASE AGREEMENT - 1.72%

       3,113,332   Chase Securities, Inc.
                   5.45%, 11/01/96, Dated 10/31/96
                   Repurchase Price $3,113,803
                   (Collateralized by U.S. Treasury Bond 7.25%
                   Due 05/15/2016; Total Par Value $2,925,000;
                   Total Market Value $3,196,636)...............       3,113,332
                                                                 ---------------
                   Total Repurchase Agreement...................       3,113,332
                                                                 ---------------
                   (Cost $3,113,332)

Total Investments - 99.89%......................................     180,508,165
                                                                 ---------------
(Cost $177,114,038)
Net Other Assets and Liabilities - 0.11%........................         196,727
                                                                 ---------------
Net Assets - 100.00%............................................ $   180,704,892


-----------------------------------
MTN  Medium Term Note

                       See Notes to Financial Statements.

     [LOGO OF THE GALAXY     STATEMENTS OF ASSETS AND LIABILITIES
      FUND APPEARS HERE]     October 31, 1996

                                                                                    Intermediate
                                                                   Short-Term       Government           Corporate     High Quality
                                                                   Bond Fund        Income Fund          Bond Fund      Bond Fund
                                                                   ----------       ------------         ---------     ------------


ASSETS:
 Investments (Note 2):
   Investments at cost........................................  $  87,647,257     $ 287,817,750     $ 104,128,955     $ 174,000,706
   Repurchase agreements......................................      3,114,281         3,333,250         2,463,354         3,113,332
   Net unrealized appreciation (depreciation).................        506,452         2,097,130          (131,754)        3,394,127
                                                                -------------     -------------     -------------     ------------
      Total investments at value..............................     91,267,990       293,248,130       106,460,555       180,508,165
 Receivable for investments sold..............................             --                --             9,215                --
 Receivable for shares sold...................................        111,200            38,645            16,929            59,795
 Interest and dividend receivables............................      1,069,322         3,200,089         1,892,507         2,753,459
 Receivable from Investment Adviser (Note 4)..................          2,858             1,146            16,233               617
 Deferred organizational expense (Note 2).....................            600                --            12,263               880
                                                                -------------     -------------     -------------     -------------
     Total Assets.............................................     92,451,970       296,488,010       108,407,702       183,322,916
                                                                -------------     -------------     -------------     -------------
LIABILITIES:
 Dividends payable............................................        182,967           916,149           267,522           303,358
 Payable for investments purchased............................             --         1,500,859                --         2,054,938
 Payable to Custodian.........................................             --            12,604             3,669             3,116
 Payable for shares redeemed..................................        258,303           285,691           213,064            87,032
 Advisory fee payable (Note 3)................................         42,583           140,244            49,563            82,354
 Payable to Fleet and affiliates (Note 3).....................          5,759            12,294            18,121            17,212
 Payable to FDISG (Note 3)....................................         35,171            64,310            28,005            24,279
 Trustees' fees and expenses payable (Note 3).................          1,180             5,371             8,391             2,396
 Accrued expenses and other payables..........................         50,553            59,679            91,579            43,339
                                                                -------------     -------------     -------------     -------------
     Total Liabilities........................................        576,516         2,997,201           679,914         2,618,024
                                                                -------------     -------------     -------------     -------------
NET ASSETS....................................................  $  91,875,454     $ 293,490,809     $ 107,727,788     $ 180,704,892
                                                                =============     =============     =============     =============



NET ASSETS consist of:
 Par value (Note 5)...........................................  $       9,194     $      29,164     $      10,229     $      17,264
 Paid-in capital in excess of par value.......................     97,258,093       319,175,117       110,066,489       181,791,367
 Undistributed net investment income..........................        130,065           525,316           224,825           121,385
 Accumulated net realized gain (loss) on investments sold.....     (6,028,350)      (28,335,918)       (2,442,001)       (4,619,251)
 Net unrealized appreciation (depreciation) of investments....        506,452         2,097,130          (131,754)        3,394,127
                                                                -------------     -------------     -------------     -------------
TOTAL NET ASSETS..............................................  $  91,875,454     $ 293,490,809     $ 107,727,788     $ 180,704,892
                                                                =============     =============     =============     =============


Retail A Shares:
 Net Assets...................................................  $  33,387,721     $  79,740,652     $          --     $  30,984,198
 Shares of beneficial interest outstanding....................      3,341,269         7,923,739                --         2,960,244
 NET ASSET VALUE and redemption
   price per share............................................  $        9.99     $       10.06     $          --     $       10.47
 Sales charge -- 3.75% of offering price......................           0.39              0.39                --              0.41
                                                                -------------     -------------     -------------     -------------
 Maximum offering price per share.............................  $       10.38     $       10.45     $          --     $       10.88
                                                                =============     =============     =============     =============


Retail B Shares:
 Net Assets...................................................  $     260,068     $          --     $          --     $     646,349
 Shares of beneficial interest outstanding....................         26,023                --                --            61,751
 NET ASSET VALUE and offering
   price per share*...........................................  $        9.99     $          --     $          --     $       10.47
                                                                =============     =============     =============     =============


Trust Shares:
 Net Assets...................................................  $  58,227,665     $ 213,750,157     $ 107,727,788     $ 149,074,345
 Shares of beneficial interest outstanding....................      5,826,883        21,239,771        10,228,835        14,242,458
 NET ASSET VALUE, offering and redemption
   price per share*...........................................  $        9.99     $       10.06     $       10.53     $       10.47
                                                                =============     =============     =============     =============

*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.


                      See Notes to Financial Statements.

    [LOGO OF THE GALAXY      STATEMENTS OF OPERATIONS
     FUND APPEARS HERE]      For the year ended October 31, 1996

                                                                      Intermediate
                                                       Short-Term       Government       Corporate      High Quality
                                                       Bond Fund       Income Fund       Bond Fund       Bond Fund
                                                       ----------     ------------       ---------      ------------

INVESTMENT INCOME:
 Interest (Note 2)..................................   $ 6,101,390     $ 20,251,099     $ 7,635,846     $ 11,446,222
 Dividends (Note 2).................................        17,209           25,551          37,220               --
                                                       -----------     ------------     -----------     ------------
     Total Investment income........................     6,118,599       20,276,650       7,673,066       11,446,222
                                                       -----------     ------------     -----------     ------------

EXPENSES:
 Investment advisory fee (Note 3)...................       724,764        2,262,188         824,075        1,271,428
 Administration fee (Note 3)........................        82,440          256,059          93,185          143,905
 Custodian fee......................................        20,993           21,360          19,596           20,971
 Fund accounting fee (Note 3).......................        56,208           66,100          47,479           54,748
 Legal fee (Note 3).................................         3,864           14,655           5,225            7,649
 Audit fee..........................................        19,605           20,030          11,160           15,199
 Transfer agent fee (Note 3)........................        80,371          210,596         104,198          229,684
 12b-1 fee (Note 3).................................           822               --              --            1,580
 Shareholder servicing fee (Note 3).................        54,786          122,781              --           46,303
 Trustees' fees and expenses (Note 3)...............         2,989           10,083           1,772            5,550
 Amortization of organization costs (Note 2)........         3,649               --           3,949              785
 Reports to shareholders............................        38,267           80,119           6,208           35,098
 Registration fees..................................        47,115           18,831          33,986           26,457
 Insurance..........................................         2,950            6,571              95            3,293
 Miscellaneous......................................         5,414           13,824           1,966            3,336
                                                       -----------     ------------     -----------     ------------
     Total expenses before reimbursement/waiver.....     1,144,237        3,103,197       1,152,894        1,865,986
     Less: reimbursement/waiver (Note 4)............      (234,077)        (608,385)       (219,753)        (342,003)
                                                       -----------     ------------     -----------     ------------
     Total expenses net of reimbursement/waiver.....       910,160        2,494,812         933,141        1,523,983
                                                       -----------     ------------     -----------     ------------
NET INVESTMENT INCOME...............................     5,208,439       17,781,838       6,739,925        9,922,239
                                                       -----------     ------------     -----------     ------------
NET REALIZED AND UNREALIZED
 GAIN(LOSS) ON INVESTMENTS (Note 2):
 Net realized gain (loss) on investments sold.......       112,054       (2,311,334)      1,258,135        1,020,018
 Net change in unrealized appreciation
   (depreciation) of investments....................      (568,149)      (3,748,553)     (2,341,149)      (3,640,756)
                                                       -----------     ------------     -----------     ------------

NET REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS.....................................      (456,095)      (6,059,887)     (1,083,014)      (2,620,738)
                                                       -----------     ------------     -----------     ------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 4,752,344     $ 11,721,951     $ 5,656,911     $  7,301,501
                                                       ===========     ============     ===========     ============


                      See Notes to Financial Statements.

    [LOGO OF THE GALAXY      STATEMENTS OF CHANGES IN NET ASSETS
     FUND APPEARS HERE]

                                                                                                 Intermediate Government
                                                                 Short-Term Bond Fund                  Income Fund
                                                             -----------------------------   ------------------------------
                                                                                   Years ended October 31,
                                                             --------------------------------------------------------------
                                                                  1996             1995            1996             1995
                                                               ----------       ----------      ----------       ----------
NET ASSETS at beginning of period..........................  $  66,629,823  $  73,904,105     $ 265,595,212    $ 306,813,102
                                                             -------------  -------------     -------------    -------------

Increase in Net Assets resulting from operations:
  Net investment income....................................      5,208,439      3,704,119        17,781,838       17,527,248
  Net realized gain (loss) on investments sold.............        112,054       (421,060)       (2,311,334)      (2,953,843)
  Net change in unrealized appreciation (depreciation)
    of investments.........................................       (568,149)     2,480,497        (3,748,553)      19,422,871
                                                             -------------  -------------     -------------    -------------
    Net increase in net assets resulting from operations...      4,752,344      5,763,556        11,721,951       33,996,276
                                                             -------------  -------------     -------------    -------------
Dividends to shareholders from:
 Retail A Shares:
  Net investment income....................................     (1,899,771)    (1,667,283)       (4,849,267)      (4,989,851)
                                                             -------------  -------------     -------------    -------------
    Total Dividends........................................     (1,899,771)    (1,667,283)       (4,849,267)      (4,989,851)
                                                             -------------  -------------     -------------    -------------

 Retail B Shares:
  Net investment income....................................         (5,986)            --               N/A              N/A
                                                             -------------  -------------     -------------    -------------
    Total Dividends........................................         (5,986)            --               N/A              N/A
                                                             -------------  -------------     -------------    -------------
 Trust Shares:
  Net investment income....................................     (3,302,682)    (2,036,836)      (12,933,355)     (12,537,397)
                                                             -------------  -------------     -------------    -------------
    Total Dividends........................................     (3,302,682)    (2,036,836)      (12,933,355)     (12,537,397)
                                                             -------------  -------------     -------------    -------------

  Total Dividends to shareholders..........................     (5,208,439)    (3,704,119)      (17,782,622)     (17,527,248)
                                                             -------------  -------------     -------------    -------------

Net increase (decrease) from share transactions /(1)/......     25,701,726     (9,333,719)       33,956,268      (57,686,918)
                                                             -------------  -------------     -------------    -------------
    Net increase (decrease) in net assets..................     25,245,631     (7,274,282)       27,895,597      (41,217,890)
                                                             -------------  -------------     -------------    -------------

NET ASSETS at end of period (including line A)............   $  91,875,454  $  66,629,823     $ 293,490,809    $ 265,595,212
                                                             =============  =============     =============    =============

(A) Undistributed net investment income....................  $     130,065  $      19,340     $     525,316    $     298,687
                                                             =============  =============     =============    =============

-----------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 24 and 25.



                       See Notes to Financial Statements.

    [LOGO OF THE GALAXY      STATEMENTS OF CHANGES IN NET ASSETS
     FUND APPEARS HERE]

                                                               Corporate Bond Fund            High Quality Bond Fund
                                                          -----------------------------    -------------------------------
                                                                                 Years ended October 31,
                                                          ----------------------------------------------------------------
                                                                1996          1995/(1)/         1996              1995
                                                          --------------  -------------    --------------    -------------
NET ASSETS at beginning of period                         $   37,390,970  $          --    $  164,723,305    $ 145,429,196
                                                          --------------  -------------    --------------    -------------
Increase in Net Assets resulting from operations:
 Net investment income.................................        6,739,925      2,067,947         9,922,239        9,372,737
 Net realized gain (loss) on investments sold..........        1,258,135        281,758         1,020,018       (2,232,295)
 Net change in unrealized appreciation (depreciation)
   of investments......................................       (2,341,149)     2,209,395        (3,640,756)      18,291,500
                                                          --------------  -------------    --------------    -------------
   Net increase in net assets resulting
   from operations.....................................        5,656,911      4,559,100         7,301,501       25,431,942
                                                          --------------  -------------    --------------    -------------

Dividends to shareholders from:
  Retail A Shares:
  Net investment income................................               --             --        (1,722,962)      (1,631,664)
  Dividends in excess of net investment income.........               --             --                --           (3,143)
                                                          --------------  -------------    --------------    -------------
   Total Dividends.....................................               --             --        (1,722,962)      (1,634,807)
                                                          --------------  -------------    --------------    -------------

 Retail B Shares:
  Net investment income................................              N/A            N/A           (12,988)              --
                                                          --------------  -------------    --------------    -------------
   Total Dividends.....................................              N/A            N/A           (12,988)              --
                                                          --------------  -------------    --------------    -------------

Trust Shares:
 Net investment income.................................       (6,740,091)    (2,067,947)       (8,186,289)      (7,723,052)
 Dividends in excess of net investment income..........               --             --                --          (14,878)
 Net realized gain on investments......................         (269,505)            --                --               --
                                                          --------------  -------------    --------------    -------------
   Total Dividends.....................................       (7,009,596)    (2,067,947)       (8,186,289)      (7,737,930)
                                                          --------------  -------------    --------------    -------------

     Total Dividends to shareholders...................       (7,009,596)    (2,067,947)       (9,922,239)      (9,372,737)
                                                          --------------  -------------    --------------    -------------

Net increase from share transactions/(2)/..............       71,689,503     34,899,817        18,602,325        3,234,904
                                                          --------------  -------------    --------------    -------------
     Net increase in net assets........................       70,336,818     37,390,970        15,981,587       19,294,109
                                                          --------------  -------------    --------------    -------------

NET ASSETS at end of period (including line A).........   $  107,727,788  $  37,390,970    $  180,704,892    $ 164,723,305
                                                          ==============  =============    ==============    =============

(A) Undistributed net investment income................   $      224,825  $      12,253    $      121,385    $     73,096
                                                          ==============  =============    ==============    =============

----------------------------------
(1) The Corporate Bond Fund commenced operations on December 12, 1994.
(2) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 24 and 25.


                      See Notes to Financial Statements.

[LOGO OF THE GALAXY          STATEMENTS OF CHANGES IN NET ASSETS -
 FUND APPEARS HERE]          Capital Stock Activity

                                         Short-Term Bond Fund         Intermediate Government Income Fund
                                      ----------------------------    ------------------------------------
                                                           Years ended October 31,
                                      --------------------------------------------------------------------
                                          1996             1995             1996              1995
                                      ------------     ------------     ------------      ------------

DOLLAR AMOUNTS
Retail A Shares:
   Sold...........................    $  9,555,879     $  8,050,740     $ 10,050,205      $  8,076,188
   Issued in connection with
     acquisition (Note 7).........       7,787,792               --       10,486,443                --
   Issued to shareholders in
     reinvestment of dividends....       1,599,869        1,308,564        3,514,752         3,456,642
  Repurchased.....................     (16,939,526)     (12,823,541)     (22,121,133)      (31,399,298)
                                      ------------     ------------     ------------      ------------
   Net increase (decrease) in
     shares outstanding...........    $  2,004,014     $ (3,464,237)    $  1,930,267      $(19,866,468)
                                      ============     ============     ============      ============

Retail B Shares:
   Sold...........................    $    301,660               --              N/A               N/A
   Issued to shareholders in
     reinvestment of dividends....           5,137               --              N/A               N/A
   Repurchased....................         (47,553)              --              N/A               N/A
                                      ------------     ------------     ------------      ------------
   Net increase in
     shares outstanding...........    $    259,244              --               N/A               N/A
                                      ============     ============     ============      ============

Trust Shares:
   Sold...........................    $ 42,871,945     $ 10,145,423     $ 34,811,806      $ 22,701,923
   Issued in connection with
     acquisition (Note 7).........      30,804,627               --       46,190,350                --
   Issued to shareholders in
     reinvestment of dividends....       1,175,479        1,360,406        3,100,671         4,002,421
   Repurchased....................     (51,413,583)     (17,375,311)     (52,076,826)      (64,524,794)
                                      ------------     ------------     ------------      ------------
   Net increase (decrease) in
     shares outstanding...........    $ 23,438,468     $ (5,869,482)    $ 32,026,001      $(37,820,450)
                                      ============     ============     ============      ============

SHARE ACTIVITY
Retail A Shares:
   Sold...........................         972,793          809,377        1,020,915           804,775
   Issued in connection with
     acquisition (Note 7).........         769,928               --        1,010,018                --
   Issued to shareholders in
     reinvestment of dividends....         160,014          132,385          347,896           346,569
   Repurchased....................      (1,697,523)      (1,305,939)      (2,195,110)       (3,194,928)
                                      ------------     ------------     ------------      ------------
   Net increase (decrease) in
     shares outstanding...........         205,212         (364,177)         183,719        (2,043,584)
                                      ============     ============     ============      ============

Retail B Shares:
   Sold...........................          30,291               --              N/A               N/A
   Issued to shareholders in
     reinvestment of dividends....             517               --              N/A               N/A
   Repurchased....................          (4,785)              --              N/A               N/A
                                      ------------     ------------     ------------      ------------
   Net increase in
     shares outstanding...........          26,023               --              N/A               N/A
                                      ============     ============     ============      ============

Trust Shares:
   Sold...........................       4,305,171        1,020,628        3,525,379         2,266,661
   Issued in connection with
     acquisition (Note 7).........       3,042,900               --        4,449,125                --
   Issued to shareholders in
     reinvestment of dividends....         117,626          137,810          306,699           401,560
   Repurchased....................      (5,127,353)      (1,764,334)      (5,140,526)       (6,493,207)
                                      ------------     ------------     ------------      ------------
   Net increase (decrease) in
     shares outstanding...........       2,338,344         (605,896)       3,140,677        (3,824,986)
                                      ============     ============     ============      ============


                      See Notes to Financial Statements.

[LOGO OF THE GALAXY          STATEMENTS OF CHANGES IN NET ASSETS -
 FUND APPEARS HERE]          Capital Stock Activity (continued)

                                           Corporate Bond Fund             High Quality Bond Fund
                                      ----------------------------      ----------------------------
                                                          Years ended October 31,
                                      --------------------------------------------------------------
                                         1996              1995             1996             1995
                                      ------------      -----------     ------------     ------------

DOLLAR AMOUNTS
Retail A Shares:
   Sold...........................             N/A              N/A     $ 11,663,127     $  8,003,866
   Issued to shareholders in
     reinvestment of dividends....             N/A              N/A        1,325,701        1,132,273
   Repurchased....................             N/A              N/A      (11,581,369)      (8,535,985)
                                      ------------      -----------     ------------     ------------
   Net increase in
     shares outstanding...........             N/A              N/A     $  1,407,459     $    600,154
                                      ============      ===========     ============     ============

Retail B Shares:
   Sold...........................             N/A              N/A     $    650,504     $         --
   Issued to shareholders in
     reinvestment of dividends....             N/A              N/A           11,298               --
   Repurchased....................             N/A              N/A          (25,139)              --
                                      ------------      -----------     ------------     ------------
   Net increase in
     shares outstanding...........             N/A              N/A     $    636,663     $         --
                                      ============      ===========     ============     ============

Trust Shares:
   Sold...........................    $ 20,658,393      $39,666,165     $ 49,925,801     $ 36,501,865
   Issued in connection with
     acquisition (Note 7).........      88,144,360               --               --               --
   Issued to shareholders in
     reinvestment of dividends....       3,047,222        2,040,905        5,272,956        5,380,120
   Repurchased....................     (40,160,472)      (6,807,253)     (38,640,554)     (39,247,235)
                                      ------------      -----------     ------------     ------------
   Net increase in
     shares outstanding...........    $ 71,689,503      $34,899,817     $ 16,558,203     $  2,634,750
                                      ============      ===========     ============     ============

SHARE ACTIVITY
Retail A Shares:
   Sold...........................             N/A              N/A        1,104,626          788,979
   Issued to shareholders in
     reinvestment of dividends....             N/A              N/A          126,818          112,202
   Repurchased....................             N/A              N/A       (1,101,738)        (864,201)
                                      ------------      -----------     ------------     ------------
   Net increase in
     shares outstanding...........             N/A              N/A          129,706           36,980
                                      ============      ===========     ============     ============

Retail B Shares:
   Sold...........................             N/A              N/A           63,032               --
   Issued to shareholders in
     reinvestment of dividends....             N/A              N/A            1,098               --
   Repurchased....................             N/A              N/A           (2,379)              --
                                      ------------      -----------     ------------     ------------
   Net increase in
     shares outstanding...........             N/A              N/A           61,751               --
                                      ============      ===========     ============     ============

Trust Shares:
   Sold...........................       2,097,643        3,956,883        4,770,415        3,623,670
   Issued in connection with
     acquisition (Note 7).........       8,188,057               --               --               --
   Issued to shareholders in
     reinvestment of dividends....         289,501          195,224          504,257          534,027
   Repurchased....................      (3,827,076)        (671,397)      (3,695,189)      (3,943,913)
                                      ------------      -----------     ------------     ------------

   Net increase in
     shares outstanding...........       6,748,125        3,480,710        1,579,483          213,784
                                      ============      ===========     ============     ============



                      See Notes to Financial Statements.

                             Short-Term Bond Fund
                             FINANCIAL HIGHLIGHTS
                             For a Share outstanding throughout each period.

Retail A Shares

                                                                               Years ended October 31,
                                                               -------------------------------------------------------------------
                                                                1996         1995         1994         1993/(2)/     1992/(1)(2)/
                                                               --------     -------      -------      ---------    --------------
Net Asset Value, Beginning of Period.....................      $ 10.06      $  9.73      $ 10.30        $ 10.09         $  10.00
                                                               -------      -------      -------        -------         --------

Income from Investment Operations:
  Net investment income (A)..............................         0.52         0.55         0.44           0.47             0.42
  Net realized and unrealized gain (loss)
   on investments........................................        (0.07)        0.33        (0.51)          0.22             0.09
                                                               -------      -------      -------        -------         --------
   Total from Investment Operations:.....................         0.45         0.88        (0.07)          0.69             0.51
                                                               -------      -------      -------        -------         --------
Less Dividends:
  Dividends from net investment income...................        (0.52)       (0.55)       (0.44)         (0.47)           (0.42)
  Dividends from net realized capital gains..............           --           --           --          (0.01)              --
  Dividends in excess of
   net realized capital gains............................           --           --        (0.06)            --               --
                                                              --------      -------      -------        -------         --------
   Total Dividends:......................................        (0.52)       (0.55)       (0.50)         (0.48)           (0.42)
                                                              --------      -------      -------        -------         --------
Net increase (decrease) in net asset value...............        (0.07)        0.33        (0.57)          0.21             0.09
                                                              --------      -------      -------        -------         --------
Net Asset Value, End of Period...........................      $  9.99      $ 10.06      $  9.73        $ 10.30         $  10.09
                                                              ========      =======      =======        =======         ========



Total Return/(4)/........................................         4.63%        9.28%      (0.68)%          6.98%            5.21%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)........................      $33,388      $31,542      $34,061        $85,211         $ 57,403
Ratios to average net assets:
  Net investment income including reimbursement/waiver...         5.22%        5.54%        4.43%          4.51%            5.77%*
  Operating expenses including reimbursement/waiver......         1.11%        0.99%        0.93%          0.86%            0.90%*
  Operating expenses excluding reimbursement/waiver......         1.35%        1.32%        1.14%          1.06%            1.20%*
Portfolio Turnover Rate..................................          214%         289%         233%           100%             114%**

_________________________________________________________
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both
    Retail A Shares and Trust Shares.
(3) The Fund began offering Retail B Shares on March 4, 1996.
(4) Calculation does not include sales charge for Retail A Shares and Retail B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

as follows:
                                                Years ended October 31,
                                   -----------------------------------------------------
                                    1996      1995      1994     1993/(2)/     1992/(2)/
                                    ----      ----      ----     --------      ---------
 Retail A Shares                   $0.50     $0.52     $0.42    $     0.45    $     0.40
 Trust Shares                       0.53      0.54      0.42          0.45          0.40
 Retail B Shares                    0.29        --        --            --            --

                       See Notes to Financial Statements.

Trust Shares                                                     Retail B Shares
                                       Years ended October 31,
     ------------------------------------------------------------------------------
          1996        1995          1994      1993/(2)/   1992/(1)(2)/   1996/(3)/
     -----------  ------------  -----------  ----------  ------------ -------------
     $     10.06  $       9.73  $     10.30  $    10.09  $    10.00   $       10.09
     -----------  ------------  -----------  ----------  ----------   -------------
            0.55          0.57         0.44        0.47        0.42            0.31

           (0.07)         0.33        (0.51)       0.22        0.09           (0.10)
     -----------  ------------  -----------  ----------  ----------   -------------
            0.48          0.90        (0.07)       0.69        0.51            0.21
     -----------  ------------  -----------  ----------  ----------   -------------
           (0.55)        (0.57)       (0.44)      (0.47)      (0.42)          (0.31)

             --             --           --       (0.01)         --              --

             --             --        (0.06)         --          --              --
     ----------   ------------  -----------  ----------  ----------   -------------
          (0.55)         (0.57)       (0.50)      (0.48)      (0.42)          (0.31)
     ----------   ------------  -----------  ----------  ----------   -------------
          (0.07)          0.33        (0.57)       0.21        0.09           (0.10)
     ----------   ------------  -----------  ----------  ----------   -------------
     $     9.99   $      10.06  $      9.73      $10.30      $10.09   $        9.99
     ==========   ============  ===========  ==========  ==========   =============
           4.91%          9.55%       (0.66)%      6.98%       5.21%**         2.12%**
     $   58,227    $    35,088   $   39,843   $  85,211    $ 57,403     $       260

           5.49%          5.79%        4.45%       4.51%      5.77%*           4.73%*
           0.84%          0.74%        0.91%       0.86%      0.90%*           1.77%*
           1.08%          1.02%        1.11%       1.06%      1.20%*           1.98%*
            214%           289%         233%        100%      114%**            214%

                                 Intermediate Government Income Fund
   [LOGO OF FLEET GALAXY         FINANCIAL HIGHLIGHTS
       APPEARS HERE]             For a Share outstanding throughout each period.


Retail A Shares

                                                                        Years ended October 31,
                                                 -------------------------------------------------------------
                                                   1996         1995         1994        1993/(1)/   1992/(1)/
                                                 ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period...........  $   10.28    $    9.68    $   10.72    $   10.83    $   10.46
                                                 ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:
 Net investment income (A).....................       0.57         0.61         0.57         0.65         0.71
 Net realized and unrealized gain (loss)
   on investments..............................      (0.22)        0.60        (1.03)        0.10         0.40
                                                 ---------    ---------    ---------    ---------    ---------
   Total from Investment Operations:...........       0.35         1.21        (0.46)        0.75         1.11
                                                 ---------    ---------    ---------    ---------    ---------
Less Dividends:
 Dividends from net investment income..........      (0.57)       (0.61)       (0.56)       (0.64)       (0.74)
 Dividends in excess of net
   investment income...........................         --           --        (0.01)       (0.03)          --
 Dividends from net realized capital gains.....         --           --           --        (0.19)          --
 Dividends in excess of
   net realized capital gains..................         --           --        (0.01)          --           --
                                                 ---------    ---------    ---------    ---------    ---------
   Total Dividends:............................      (0.57)       (0.61)       (0.58)       (0.86)       (0.74)
                                                 ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in net asset value.....      (0.22)        0.60        (1.04)       (0.11)        0.37
                                                 ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period.................  $   10.06    $   10.28    $    9.68    $   10.72    $   10.83
                                                 =========    =========    =========    =========    =========


Total Return/(2)/..............................       3.58%       12.85%       (4.42)%       7.06%       10.95%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..............   $ 79,741    $  79,558    $  94,669    $ 447,359    $ 199,135
Ratios to average net assets:
 Net investment income including
   reimbursement/waiver........................       5.69%        6.10%        5.58%        6.03%        6.52%
 Operating expenses including
   reimbursement/waiver........................       1.04%        1.02%        0.78%        0.80%        0.80%
 Operating expenses excluding
   reimbursement/waiver........................       1.24%        1.26%        0.99%        1.00%        0.94%
Portfolio Turnover Rate........................        235%         145%         124%         153%         103%

-----------------------------------------
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.

(2)  Calculation does not include sales charge for Retail A Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                        Years ended October 31,
                 ------------------------------------------------------------
                   1996         1995         1994       1993/(1)/    1992/(1)/
                 --------     --------     --------     --------     --------
Retail A Shares  $   0.55     $   0.58     $   0.54     $   0.63     $   0.70
Trust Shares         0.58         0.62         0.54         0.63         0.70

                       See Notes to Financial Statements.

Trust Shares

                                        Years ended October 31,
                 ------------------------------------------------------------
                   1996         1995         1994       1993/(1)/    1992/(1)/
                 --------     --------     --------     --------     --------
                 $  10.28     $   9.68     $  10.72     $  10.83     $  10.46
                 --------     --------     --------     --------     --------
                     0.60         0.64         0.57         0.65         0.71

                    (0.22)        0.60        (1.03)        0.10         0.40
                 --------     --------     --------     --------     --------
                     0.38         1.24        (0.46)        0.75         1.11
                 --------     --------     --------     --------     --------

                    (0.60)       (0.64)       (0.56)       (0.64)       (0.74)

                       --           --        (0.01)       (0.03)          --

                       --           --           --        (0.19)          --

                       --           --        (0.01)          --           --
                 --------     --------     --------     --------     --------
                    (0.60)       (0.64)       (0.58)       (0.86)       (0.74)
                 --------     --------     --------     --------     --------
                    (0.22)        0.60        (1.04)       (0.11)        0.37
                 --------     --------     --------     --------     --------
                 $  10.06     $  10.28     $   9.68     $  10.72     $  10.83
                 ========     ========     ========     ========     ========

                     3.88%       13.18%       (4.39)%       7.06%       10.95%


                 $213,750     $186,037     $212,144     $447,359     $199,135

                     5.98%        6.39%        5.61%        6.03%        6.52%

                     0.75%        0.73%        0.75%        0.80%        0.80%

                     0.95%        0.94%        0.95%        1.00%        0.94%
                      235%         145%         124%         153%         103%

                       See Notes to Financial Statements.

                                 Corporate Bond Fund
   [LOGO OF GALAXY               FINANCIAL HIGHLIGHTS
    APPEARS HERE]                For a Share outstanding throughout each period.


Trust Shares

                                                                       Year ended             Period ended
                                                                    October 31, 1996      October 31, 1995/(1)/
                                                                   ------------------    -----------------------
Net Asset Value, Beginning of Period...........................       $       10.74           $        10.00
                                                                      -------------           --------------
Income from Investment Operations:
 Net investment income (A).....................................                0.64                     0.61
 Net realized and unrealized gain (loss) on investments........               (0.13)                    0.74
                                                                      -------------           --------------
   Total from Investment Operations:...........................                0.51                     1.35
                                                                      -------------           --------------
Less Dividends:
 Dividends from net investment income..........................               (0.64)                   (0.61)
 Dividends from net realized capital gains.....................               (0.08)                      --
                                                                      -------------           --------------
   Total Dividends:............................................               (0.72)                   (0.61)
                                                                      -------------           --------------
Net increase (decrease) in net asset value.....................               (0.21)                    0.74
                                                                      -------------           --------------
Net Asset Value, End of Period.................................       $       10.53           $        10.74
                                                                      =============           ==============

Total Return...................................................                5.00%                13.85%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..............................            $107,728                $  37,391
Ratios to average net assets:
 Net investment income including
   reimbursement/waiver........................................                6.13%                    6.61%*
 Operating expenses including
   reimbursement/waiver........................................                0.85%                    1.06%*
 Operating expenses excluding
   reimbursement/waiver........................................                1.05%                    1.26%*
Portfolio Turnover Rate........................................                  84%                      41%**

---------------------------------------------------
* Annualized
**    Not Annualized
(1) The Fund commenced operations on December 12, 1994.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the year ended October 31, 1996 and for the period ended October 31, 1995 were $0.62 and $0.57, respectively.


                       See Notes to Financial Statements.

                               High Quality Bond Fund
    [LOGO OF GALAXY            FINANCIAL HIGHLIGHTS
      APPEARS HERE]            For a Share outstanding throughout each period.

Retail A Shares

                                                                        Years ended October 31,
                                                 -------------------------------------------------------------
                                                   1996         1995         1994        1993/(1)/   1992/(1)/
                                                 ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period ..........  $   10.63    $    9.54    $   11.37    $   10.60    $   10.35
                                                 ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:
 Net investment income (A)                            0.59         0.62         0.64         0.66         0.68
 Net realized and unrealized gain (loss)
   on investments .............................      (0.16)        1.09        (1.56)        0.93         0.36
                                                 ---------    ---------    ---------    ---------    ---------
    Total from Investment Operations: .........       0.43         1.71        (0.92)        1.59         1.04
                                                 ---------    ---------    ---------    ---------    ---------
Less Dividends:
  Dividends from net investment income ........      (0.59)       (0.62)       (0.64)       (0.66)       (0.71)
  Dividends from net realized capital gains ...         --           --           --        (0.16)       (0.08)
  Dividends in excess of
    net realized capital gains ................         --           --        (0.27)          --           --
                                                 ---------    ---------    ---------    ---------    ---------
        Total Dividends: ......................      (0.59)       (0.62)       (0.91)       (0.82)       (0.79)
                                                 ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in net asset value ....      (0.16)        1.09        (1.83)        0.77         0.25
                                                 ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period ................  $   10.47    $   10.63    $    9.54    $   11.37    $   10.60
                                                 =========    =========    =========    =========    =========

Total Return/(2)/ .............................       4.24%       18.46%       (8.41)%      15.63%       10.32%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .............  $  30,984    $  30,093    $  26,654    $ 162,594    $ 108,774
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver .......................       5.66%        6.16%        6.25%        5.98%        6.55%
  Operating expenses including
   reimbursement/waiver .......................       1.07%        1.02%        0.81%        0.76%        0.87%
  Operating expenses excluding
   reimbursement/waiver .......................       1.28%        1.26%        1.02%        0.96%        0.94%
Portfolio Turnover Rate .......................        163%         110%         108%         128%         121%

------------------------------------------------
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.

(2)  Calculation does not include sales charge for Retail A Shares.

(A) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1996, 1995, 1994, 1993 and 1992 were $0.57,
     $0.59, $0.62, $0.63 and $0.67, respectively.


                       See Notes to Financial Statements.

                              High Quality Bond Fund
   [LOGO OF GALAXY            FINANCIAL HIGHLIGHTS
    APPEARS HERE]             For a Share outstanding throughout each period.





Trust Shares                                                                                                        Retail B Shares

                                                                        Years ended October 31,
                                                 ----------------------------------------------------------------------------------
                                                   1996         1995         1994        1993/(1)/   1992/(1)/           1996/(2)/
                                                 ---------    ---------    ---------    ---------    ---------         ------------
Net Asset Value, Beginning of Period..........   $   10.63    $    9.54    $   11.37    $   10.60    $   10.35         $      10.72
                                                 ---------    ---------    ---------    ---------    ---------         ------------
Income from Investment Operations:
 Net investment income (A & B)................        0.62         0.64         0.65         0.66         0.68                 0.36
 Net realized and unrealized gain (loss)
   on investments.............................       (0.16)        1.09        (1.56)        0.93         0.36                (0.25)
                                                 ---------    ---------    ---------    ---------    ---------         ------------
     Total from Investment Operations:........        0.46         1.73        (0.91)        1.59         1.04                 0.11
                                                 ---------    ---------    ---------    ---------    ---------         ------------
Less Dividends:
 Dividends from net investment income.........       (0.62)       (0.64)       (0.65)       (0.66)       (0.71)               (0.36)
 Dividends from net realized capital gains....          --           --           --        (0.16)       (0.08)                  --
 Dividends in excess of
   net realized capital gains.................          --           --        (0.27)          --           --                   --
                                                 ---------    ---------    ---------    ---------    ---------         ------------
     Total Dividends:.........................       (0.62)       (0.64)       (0.92)       (0.82)       (0.79)               (0.36)
                                                 ---------    ---------    ---------    ---------    ---------         ------------
Net increase (decrease) in net asset value....       (0.16)        1.09        (1.83)        0.77         0.25                (0.25)
                                                 ---------    ---------    ---------    ---------    ---------         ------------
Net Asset Value, End of Period................   $   10.47    $   10.63    $    9.54    $   11.37    $   10.60         $      10.47
                                                 =========    =========    =========    =========    =========         ============


Total Return/(3)/.............................        4.46%       18.66%       (8.39)%      15.63%       10.32%              1.14%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's).............     $149,075    $134,631     $118,776     $162,594     $108,774         $       646
Ratios to average net assets:
 Net investment income including
   reimbursement/waiver.......................         5.88%       6.33%        6.28%        5.98%        6.55%              5.34%*
 Operating expenses including
   reimbursement/waiver.......................         0.85%       0.85%        0.78%        0.76%        0.87%              1.60%*
 Operating expenses excluding
   reimbursement/waiver.......................         1.06%       1.07%        0.98%        0.96%        0.94%              1.81%*
Portfolio Turnover Rate.......................          163%        110%         108%         128%         121%               163%
--------------------------------------------------

*     Annualized
**    Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(2)   The Fund began offering Retail B Shares on March 4, 1996.
(3)   Calculation does not include sales charge for Retail B Shares.
(A) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1996, 1995, 1994, 1993 and 1992 were $ 0.60, $0.62, $0.63, $0.63 and $0.67, respectively.
(B) Net investment income per share for Retail B Shares before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the year ended October 31, 1996 was $ 0.34.



                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS


                                The Galaxy Fund


1.  Organization

     The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-four managed investment portfolios. The accompanying financial statements and financial highlights are those of the Short-Term Bond, Intermediate Government Income, Corporate Bond and High Quality Bond Funds (individually, a "Fund", collectively, the "Funds") only.

     The Short-Term Bond and High Quality Bond Funds are authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). The Intermediate Government Income and Corporate Bond Funds are authorized to issue two series of shares (Trust Shares and Retail A Shares). Currently, the Short-Term Bond and High Quality Bond Funds offer all three series of shares, the Intermediate Government Income Fund offers Trust Shares and Retail A Shares and the Corporate Bond Fund offers Trust Shares only. Trust Shares, Retail A Shares and Retail B Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iii) series specific expenses (distribution and shareholder servicing fees and transfer agent fees) are borne by the specific series of shares to which they relate. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares.

2.  Significant Accounting Policies

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

     Portfolio Valuation: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

     Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

     Dividends to Shareholders: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

     Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

     Repurchase Agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transac-

[LOGO OF THE GALAXY
 FUND APPEARS HERE]


tion is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's custodian (or sub-custodian) in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the securities, including accrued interest, is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

     Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

     In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

     Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3.  Investment Advisory, Administration, Shareholder Services and Other Fees

     The Trust and Fleet Investment Advisors Inc. (the "Investment Adviser"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Adviser provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See Note 4).

     The Trust and First Data Investor Services Group, Inc. ("FDISG") (formerly known as The Shareholder Services Group, Inc. doing business as 440 Financial), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which FDISG (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial reports are disclosed under a separate cover), 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

     Prior to September 5, 1996, FDISG was entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial reports are disclosed under a separate cover), 0.085% of the next $2.5 billion of the combined average daily net assets and 0.08% of combined average daily net assets over $5 billion.

     In addition, FDISG also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to these fee arrangements, FDISG compensates Chase Manhattan Bank, N.A., the Trust's custodian bank, for its services. Prior to March 31, 1995, the fund administration, fund accounting, custody administration and transfer agency services described above were provided by 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America ("State Mutual"), for the same annual fees. On March 31, 1995, FDISG acquired substantially all of the assets of 440 Financial Group of Worcester, Inc.

     440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FDISG and an indirect wholly-owned subsidiary of First Data Corporation, serves as the exclusive distributor of the Trust's shares. Prior to March 31, 1995, the Distributor was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect wholly-owned subsidiary of State Mutual.

     On October 1, 1994, the Trust implemented a shareholder services plan ("Services Plan") with respect to Retail A Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the

[LOGO OF THE GALAXY
 FUND APPEARS HERE]

Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

     The Trust has adopted a distribution and shareholder services plan (the "12b -1 Plan") with respect to Retail B Shares of the Short-Term Bond and High Quality Bond Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily assets attributable to each of the Funds' outstanding Retail B Shares. The fees paid for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares owned of record or beneficially by the institution's customers. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net asset value of Retail B Shares owned of record or beneficially by the institution's customers. For the year ended October 31, 1996, the Funds paid shareholder servicing fees and/or distribution fees under the Services Plan and 12b-1 Plan as follows:

                                      Shareholder Services         Distribution
                                      --------------------         ------------
Fund                                  Retail A    Retail B           Retail B
----                                  --------    --------          -----------
Short-Term Bond.....................  $ 54,596        $190           $  822
Intermediate Government Income......   122,781          --               --
Corporate Bond......................       N/A         N/A              N/A
High Quality Bond...................    45,938         365            1,580

     Effective October 1, 1994, with respect to Retail A Shares and Trust Shares, and effective March 1, 1996, with respect to Retail B Shares, the Funds bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, effective November 1, 1994, Trust Shares also bear additional transfer agency fees in order to compensate FDISG for payments made to Fleet Bank, an affiliate of the Investment Adviser, for performing certain sub-accounting and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. For the year ended October 31, 1996, transfer agent charges for each series were as follows:

Fund                        Retail A    Retail B     Trust
-----                       --------    --------    --------
Short-Term Bond...........  $ 58,166        $136    $ 22,069
Intermediate
   Government Income......   150,600          --      59,996
Corporate Bond............        --          --     104,198
High Quality Bond.........    58,870         151     170,663

     Certain officers of the Trust may be officers of the Administrator and/or Distributor. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Adviser serves as an officer, Trustee or employee of the Trust. For the period covered by this report, each Trustee was entitled to receive for services as a trustee of the Trust and The Galaxy VIP Fund ("VIP") an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and VIPand the President and Treasurer of the Trust and VIP were entitled to additional annual fees for their services in these capacities. Effective November 1, 1996, each Trustee is entitled to receive for services as a trustee of the Trust, VIP and Galaxy Fund II ("Galaxy II") an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees, and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II based on their relative net assets. In addition, effective March 1, 1996, each Trustee became eligible to participate in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

     Expenses for the year ended October 31, 1996 include legal fees paid to Drinker Biddle & Reath. A partner of that firm is Secretary to the Trust.

4.  Waiver of Fees and Reimbursement of Expenses

     The Investment Adviser voluntarily agreed to waive a portion of its fees and to reimburse the Funds for certain

[LOGO OF FLEET GALAXY
 FUND APPEARS HERE]

                   NOTES TO FINANCIAL STATEMENTS (continued)

expenses so that total expenses would not exceed certain expense limitations established for each series. The Investment Adviser may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the year ended October 31, 1996, the Investment Adviser waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:

                           Fees Waived    Reimbursement
                               by              by
                           Investment      Investment
Fund                        Adviser         Adviser
----                       -----------    -------------

Short-Term Bond...........    $193,702          $40,375
Intermediate
  Government Income.......     608,385               --
Corporate Bond............     219,753               --
High Quality Bond.........     339,047            2,956

5. Shares of Beneficial Interest

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into twenty-four classes of shares each consisting of one or more series including: Class L - Series 1 Shares (Trust Shares), Class L - Series 2 Shares (Retail A Shares) and Class L - Series 3 Shares (Retail B Shares)- Short-Term Bond Fund; Class D Shares (Trust Shares) and Class D- Special Series 1 Shares (Retail A Shares)- Intermediate Government Income Fund; Class T - Series 1 Shares (Trust Shares) and Class T - Series 2 Shares (Retail A Shares)- Corporate Bond Fund; and Class J - Series 1 Shares (Trust Shares), Class J - Series 2 Shares (Retail A Shares) and Class J - Series 3 Shares (Retail B Shares) - High Quality Bond Fund. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares bear the expense of payments under the Services Plan and Trust Shares and Retail A Shares bear series specific transfer agent charges, and Retail B Shares bear the expense of payments under the 12b-1 Plan and series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

     Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6.   Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1996 were as follows:

Fund
Purchases                   Government         Other
---------
Short-Term Bond             $ 95,918,232    $ 87,710,291
Intermediate
  Government Income          542,168,990     173,867,382
Corporate Bond                58,289,733      94,953,838
High Quality Bond            219,349,433      69,085,749

Sales
-----
Short-Term Bond             $130,096,341    $ 42,665,493
Intermediate
  Government Income          521,134,240     147,814,739
Corporate Bond                54,110,444      29,897,130
High Quality Bond            234,251,920      35,776,213

The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at October 31, 1996 for each Fund is as follows:

Fund                          Appreciation     (Depreciation)
----                          -------------    --------------
Short-Term Bond...........    $   651,094      $   (147,005)
Intermediate Government
  Income..................      2,871,760          (837,130)
Corporate Bond............      1,593,911        (1,725,665)
High Quality Bond.........      3,793,524          (401,584)

Fund                             Net              Cost
----                             ---              ----
Short-Term Bond...........    $   504,089      $ 90,763,901
Intermediate Government
  Income..................      2,034,630       291,213,500
Corporate Bond............       (131,754)      106,592,309
High Quality Bond.........      3,391,940       177,116,225

    At October 31, 1996 the following Funds had capital loss carryforwards:

Fund                            Amount         Expiration
----                            ------         ----------
Short-Term Bond...........    $   166,802         2000
                                1,797,977         2001
                                2,843,359         2002
                                1,206,932         2003
                                   10,917         2004
Intermediate Government
  Income..................      1,515,799         2001
                               20,986,933         2002
                                3,291,626         2003
                                2,479,060         2004
Corporate Bond............         73,972         2001
                                1,153,008         2002
                                1,309,536         2003
High Quality Bond.........      1,618,642         2002
                                2,998,422         2003


[LOGO OF THE GALAXY
 FUND APPEARS HERE]

7.   Acquisition of The Shawmut Funds

     At a meeting held on June 12, 1995, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") for the acquisition of The Shawmut Funds ("Shawmut") by the Trust. Pursuant to the Agreement, all of the assets and liabilities of the Shawmut Limited Term Income Fund, the Shawmut Intermediate Government Income Fund and the Shawmut Fixed Income Fund were transferred to the Galaxy Short-Term Bond Fund, the Galaxy Intermediate Government Income Fund and the Galaxy Corporate Bond Fund, respectively, in exchange for Retail A and Trust Shares of the Galaxy Short-Term Bond Fund, Retail A and Trust Shares of the Galaxy Intermediate Government Income Fund and Trust Shares of the Galaxy Corporate Bond Fund, respectively. Accordingly, the net assets of the Shawmut Limited-Term Income Fund, the Shawmut Intermediate Government Income Fund and the Shawmut Fixed Income Fund, respectively were exchanged for 769,928 Retail A Shares and 3,042,900 Trust Shares of the Galaxy Short-Term Bond Fund, 1,010,018 Retail A Shares and 4,449,125 Trust Shares of the Galaxy Intermediate Income Fund and 8,188,057 Trust Shares of the Galaxy Corporate Bond Fund, respectively. In related transactions, the assets and liabilities of the other Shawmut portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The reorganization, which qualified as a tax-free reorganization for federal income tax purposes, was completed on December 4, 1995 following approval of the reorganization by The Shawmut Fund shareholders. Certain share registration fees incurred in connection with the reorganization were borne by the Trust. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Values per share and Unrealized Appreciation associated with the transaction:

                                                         Before Acquisition            After Acquisition
                                                      ----------------------------   -------------------
                                                        Galaxy          Shawmut            Galaxy
                                                      Short-Term      Limited Term       Short-Term
                                                         Bond            Income             Bond
                                                      -------------   ------------       --------------

Net Assets                                            $ 67,193,642     $38,592,419         $105,786,061
Shares outstanding                                       6,639,613       4,010,158           10,452,440
Retail A Net Asset Value, per share                   $      10.12     $      9.63         $      10.12
Trust Net Asset Value, per share                      $      10.12     $      9.62         $      10.12
Unrealized Appreciation                               $  1,401,348     $   520,971

                                                          Before Acquisition          After Acquisition
                                                     -----------------------------    -----------------
                                                        Galaxy          Shawmut            Galaxy
                                                     Intermediate     Intermediate      Intermediate
                                                      Government       Government        Government
                                                        Income           Income            Income
                                                     -------------    ------------      ---------------
Net Assets                                            $268,704,491     $56,676,793         $325,381,284
Shares outstanding                                      25,878,466       5,718,050           31,337,609
Retail A and Trust Net Asset Value, per share         $      10.38     $      9.91         $      10.38
Unrealized Appreciation                               $  8,182,521     $ 1,253,530

                                                          Before Acquisition          After Acquisition
                                                      ----------------------------    -----------------
                                                        Galaxy          Shawmut            Galaxy
                                                       Corporate         Fixed            Corporate
                                                         Bond            Income             Bond
                                                      ------------     -----------    -----------------
Net Assets                                            $ 37,891,079     $88,144,360         $126,035,439
Shares outstanding                                       3,518,577       8,818,538           11,706,634
Retail A and Trust Net Asset Value, per share         $      10.77     $     10.00         $      10.77
Unrealized Appreciation                               $  2,501,831     $ 1,370,661

8. Imposition of Front-End Sales Load

     Effective December 1, 1995, the public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus, if applicable, a maximum 3.75% front-end sales charge. Reduced sales charges are available. No sales charge is assessed on certain transactions and/or investors, including purchases by persons who were beneficial owners of shares of Galaxy or any other funds advised by Fleet Investment Advisors Inc. or its affiliates before December 1, 1995.

[LOGO OF THE GALAXY
 FUND APPEARS HERE]

Tax Information (unaudited):

     During the fiscal year ended October 31, 1996, the following Funds earned income from direct obligations of the U.S. Government:
                                    U.S. Government
Fund                                     Income
----                                ---------------

Short-Term Bond                          47.02%
Intermediate Government Income           66.58%
Corporate Bond                           29.28%
High Quality Bond                        64.57%
Appropriate tax information detailing the government income percentages on a calendar year basis will accompany your year end statement. As each state's rules on the exemption of this income differs, please consult your tax advisor regarding specific tax treatment.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To Shareholders and the Board of Trustees of The Galaxy Fund:

     We have audited the accompanying statements of assets and liabilities of the Short-Term Bond Fund, Corporate Bond Fund, Intermediate Government Income Fund and High Quality Bond Fund (four series of The Galaxy Fund), including the portfolios of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of The Galaxy Fund's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of The Galaxy Fund as of October 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



Boston, Massachusetts                                   Coopers & Lybrand L.L.P.
December 16, 1996

[LOGO OF THE GALAXY
 FUND APPEARS HERE]

"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

Automatic Investment Program

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

Diversification

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

Exchange Privileges

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund.

Quarterly Magazine

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology.

Consolidated Statements

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

Investment Specialists

In many Fleet branch offices or in the convenience of your home or office, you can visit one-on-one with an Investment Specialist* who can help you select the investments that match your individual needs. This service is at no cost to you.

24-Hour Access to Registered Representatives

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-800-628-0414 for information on initial purchases and current performance.

Customer Service

Quality customer service is only a phone call away. Call 1-800-628-0414 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

In addition, Galaxy's state-of-the-art InvestConnect automated voice response system is available to serve you 24-hours a day, seven days a week by calling 1-800-FOR-GLXY (367-4599).

Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.

* Shares of the Funds are distributed through 440 Financial Distributors, Inc., member NASD and SIPC. Investment Specialists are registered representatives of FISSecurities, Inc., member NASD, Fleet Enterprises, Inc., member NASD and SIPC, or MDS Securities Inc., member NASD and SIPC.

                                   Trustees
                                 and Officers
                             Dwight E. Vicks, Jr.
                             Chairman and Trustee

                                John T. O'Neill
                             President, Treasurer
                                  and Trustee

                               Louis DeThomasis,
                                 F.S.C., Ph.D.
                                    Trustee

                               Donald B. Miller
                                    Trustee

                                 James M. Seed
                                    Trustee

                              Bradford S. Wellman
                                    Trustee

                                   W. Bruce
                              McConnel, III, Esq.
                                   Secretary

                                 Neil Forrest
                               Vice President &
                              Assistant Treasurer

                              Investment Adviser
                               Fleet Investment
                                 Advisors Inc.
                                75 State Street
                             Boston, Massachusetts
                                     02109

                                  Distributor
                                 440 Financial
                              Distributors, Inc.
                              4400 Computer Drive
                                 Westborough,
                           Massachusetts 01581-5108

                                 Administrator
                             First Data Investor
                             Services Group, Inc.
                              4400 Computer Drive
                                 Westborough,
                           Massachusetts 01581-5108

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc. or any Fleet bank. Shares of the Funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal.

                          [RECYCLE LOGO APPEARS HERE]

                   This report was printed on recycled paper.

[LOGO OF THE GALAXY FUND APPEARS HERE]
4400 Computer Drive                                  BULK RATE
Box 5108                                             U. S. POSTAGE PAID
Westborough, MA 01581-5108                           PERMIT NO. 105
                                                     NORTH READING, MA